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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02699

                                AIM Growth Series
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]                                                                 AIM BASIC VALUE FUND
 - SERVICE MARK -                                                                  Annual Report to Shareholders o December 31, 2008

                                                                        [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Tax Information
25   Trustees and Officers

                                 Dear Shareholder:

                                 In previous reports, I've talked with you about short-term market volatility. I'd like to take this
           [TAYLOR               opportunity to update you on market developments during calendar year 2008 and provide you with
            PHOTO]               some perspective and encouragement.

                                 MARKET OVERVIEW

                                 At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal
                                 Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to
       Philip Taylor             stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

                                    In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and
other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S.
Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

   As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

     o    INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

     o    DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

     o    STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management --
which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

   Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve;

(2)  Bureau of Labor Statistics;

(3)  FactSet Research;

(4)  Wall Street Journal


2    AIM BASIC VALUE FUND

                                 Dear Fellow Shareholders:

                                 Since my last letter, continuing troubles in the global economy and financial markets have
        [CROCKETT                negatively affected all investors. The new government promises to move quickly with a stimulus
          PHOTO]                 package, yet considerable anxiety remains about how, when and what kind of a recovery will occur.
                                 While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of
      Bruce Crockett             investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything"
                                 because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3    AIM BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================   MARKET CONDITIONS AND YOUR FUND
PERFORMANCE SUMMARY
                                                                                          Equity markets declined sharply during the
For the fiscal year ended December 31, 2008, all share classes of AIM Basic Value Fund    fiscal year as the financial crisis
underperformed the Russell 1000 Value Index, the S&P 500 Index and the Lipper Large-Cap   intensified and the global economy
Value Funds Index.(triangle)                                                              weakened.(1) As painful as bear markets
                                                                                          like this are to live through, we believe
   Drivers of performance were stock specific. We attribute the Fund's underperformance   they can actually improve long term
versus its indexes mainly to below-market returns from several of our investments in      results because of the extraordinary
the financials sector. Select investments in consumer discretionary and financials were   investment opportunities they produce.
among the largest positive contributors to Fund performance during the year.
                                                                                             Financials was the worst performing
Your Fund's long-term performance appears later in this report.                           sector of the equity market during the
                                                                                          fiscal year as the credit crisis
FUND VS. INDEXES                                                                          intensified and a liquidity crisis
                                                                                          emerged. FANNIE MAE and AIG were among the
Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does     Fund's largest detractors during the year.
not include applicable contingent deferred sales charges (CDSC) or front-end sales        We understood the negative impact of
charges, which would have reduced performance.                                            credit losses on both companies and
                                                                                          believed they had adequate financial
Class A Shares                                                                  -51.84%   wherewithal to absorb the credit losses
Class B Shares                                                                  -52.21    that will persist for years. Ironically,
Class C Shares                                                                  -52.21    the credit losses remained within the
Class R Shares                                                                  -51.98    range of our expectations. However, the
Class Y Shares*                                                                 -51.81    rapid loss of investor confidence and
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    public policy response surprised us. In
Russell 1000 Value Index(triangle) (Style-Specific Index)                       -36.85    the end, the valuation opportunity that
Lipper Large-Cap Value Funds Index(triangle) (Peer Group Index)                 -37.00    was created by the credit cycle was
                                                                                          trumped by a liquidity crisis at AIG and
(triangle) Lipper Inc.                                                                    the unintended consequences of government
                                                                                          intervention at Fannie Mae -- both events
*    Share class incepted during the fiscal year. See page 7 for a detailed explanation   inherently unpredictable but lethal. We
     of Fund performance.                                                                 sold our positions in these investments at
=======================================================================================   substantial losses.

HOW WE INVEST                                o  Long-term investment results are a        CONTEXT FOR RESULTS
                                                function of the level and growth of
We seek to create wealth by maintaining a       business value in the portfolio.          It's important to remember that what many
long-term investment horizon and investing                                                now consider to be great historic buying
in companies that are selling at a              Since our application of this strategy    opportunities were at the time quite
significant discount to their estimated      is highly disciplined and relatively         frightening events, and in economic terms,
intrinsic value -- a value that is based     unique, it is important to understand the    many of those episodes seemed far more
on the estimated future cash flows           benefits and limitations of our process.     threatening than our current situation.
generated by the business. The Fund's        First, the investment strategy is intended   History and common sense indicate this
philosophy is based on key elements that     to preserve your capital while growing it    crisis will pass, and we believe it will
we believe have extensive empirical          at above-market rates over the long term.    prove to be a historic buying opportunity
evidence:                                    Second, our investments have little in       for U.S. stocks. The timing and level of
                                             common with popular stock market indexes     any market bottom is uncertain, but we
o  Company intrinsic values can be           and most of our peers. And third, the        believe the absolute
   reasonably estimated. Importantly, this   Fund's short-term relative performance
   estimated fair business value is          will naturally be different than the stock
   independent of the company's stock        market and peers and have little
   price.                                    information value since we simply don't
                                             own the same stocks.
o  Market prices are more volatile than
   business values, partly because
   investors regularly overreact to
   negative news.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
Financials                           23.5%   1. Managed Health Care                9.4%   1.  UnitedHealth Group Inc.           5.8%
Consumer Discretionary               21.2    2. Semiconductor Equipment            7.5    2.  ASML Holding N.V.                 4.9
Information Technology               20.4    3. Other Diversified Financial               3.  Robert Half International, Inc.   4.0
Health Care                          14.9          Services                        6.2    4.  Moody's Corp.                     3.8
Industrials                           9.6    4. Advertising                        5.2    5.  Aetna Inc.                        3.5
Consumer Staples                      4.4    5. Consumer Finance                   4.5    6.  JP Morgan Chase & Co.             3.4
Energy                                3.2    ==========================================   7.  Omnicom Group Inc.                3.2
Materials                             1.9                                                 8.  Illinois Tool Works Inc.          2.9
Money Market Funds Plus                      ==========================================   9.  Home Depot, Inc. (The)            2.9
Other Assets Less Liabilities         0.9    Total Net Assets              $1.3 billion   10. Molson Coors Brewing Co.-Class B  2.9
                                             Total Number of Holdings*               46
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.


4    AIM BASIC VALUE FUND

return opportunity from recent year-end      any special insight into the magnitude or                   BRET STANLEY
levels will prove compelling.                duration of this bear market, but                           Chartered Financial
                                             historically, valuation opportunities of       [STANLEY     Analyst, senior portfolio
   The current bear market represents one    this magnitude have not lasted for very          PHOTO]     manager, is lead manager of
of the three greatest declines in the past   long. Ironically, part of our 2008                          AIM Basic Value Fund. He
60 years.(2) Following the 2000 to 2002      underperformance was due to our efforts to                  began his investment career
Nasdaq decline, investors learned what a     capitalize on this opportunity should it     in 1988. Mr. Stanley earned a B.B.A. in
permanent loss of capital looks and feels    have proved short lived. Regardless of       finance from The University of Texas at
like. While the Nasdaq remains about 69%     duration, our process was designed to        Austin and an M.S. in finance from the
below its 2000 peak,(3) our losses during    exploit just such a period, and we believe   University of Houston.
the 2000-2002 bear market proved temporary   patient shareholders may reap the benefits
as a new high was achieved in 2004.          of recent investments as most of these                      R. CANON COLEMAN II
                                             loses may again prove temporary.                            Chartered Financial
   What's the reason for the different                                                      [COLEMAN     Analyst, portfolio manager,
experience? Our strategy emphasizes             We thank you for your investment in AIM       PHOTO]     is manager of AIM Basic
fundamental business value and this value    Basic Value Fund and for sharing our                        Value Fund. He began his
grew from 2000 to 2002 despite a recession   long-term investment horizon.                               investment career in 1996
and the bear market in stock prices. Once                                                 and joined Invesco Aim in 2000. Mr.
the market environment improved, prices      (1)  Lipper Inc.                             Coleman earned a B.S. and an M.S. in
reverted to fundamental value. We see a                                                   accounting from the University of Florida.
similar situation unfolding in this bear     (2)  The Leuthold Group                      He also earned an M.B.A. from the Wharton
market. Our estimate of portfolio                                                         School at the University of Pennsylvania.
intrinsic value is marginally higher today   (3)  Bloomberg L.P.
than in 2007, yet the market price of the                                                                MATTHEW SEINSHEIMER
portfolio has declined by about 50%.         The views and opinions expressed in                         Chartered Financial
                                             management's discussion of Fund              [SEINSHEIMER   Analyst, senior portfolio
PORTFOLIO ASSESSMENT                         performance are those of Invesco Aim             PHOTO]     manager, is manager of AIM
                                             Advisors, Inc. These views and opinions                     Basic Value Fund. He began
We believe the single most important         are subject to change at any time based on                  his investment career in
indicator of the way AIM Basic Value Fund    factors such as market and economic          1992 and joined Invesco Aim in 1998. He
is positioned for potential future success   conditions. These views and opinions may     earned a B.B.A. in finance from Southern
is not our historical investment results     not be relied upon as investment advice or   Methodist University and an M.B.A. from
or popular statistical measures, but         recommendations, or as an offer for a        The University of Texas at Austin.
rather the difference between current        particular security. The information is
market prices and the portfolio's            not a complete analysis of every aspect of                  MICHAEL SIMON
estimated intrinsic value -- the aggregate   any market, country, industry, security or                  Chartered Financial
business value of the portfolio based on     the Fund. Statements of fact are from            [SIMON     Analyst, senior portfolio
our estimate of intrinsic value for each     sources considered reliable, but Invesco         PHOTO]     manager, is manager of AIM
individual holding.                          Aim Advisors, Inc. makes no representation                  Basic Value Fund. He began
                                             or warranty as to their completeness or                     his investment career in
   At the close of the year, the             accuracy. Although historical performance    1989 and joined Invesco Aim in 2001. Mr.
difference between the market price and      is no guarantee of future results, these     Simon earned a B.B.A. in finance from
the estimated intrinsic value of the         insights may help you understand our         Texas Christian University and an M.B.A.
portfolio was at record levels and           investment management philosophy.            from the University of Chicago.
produced the most favorable capital
appreciation opportunity in the Fund's       See important Fund and index disclosures     Assisted by the Basic Value Team
history, in our opinion. While there is no   later in this report.
assurance that market value will ever
reflect our estimate of the portfolio's
intrinsic value, we believe the large gap
between price and estimated value may
stack the odds in favor of above-average
capital appreciation once capital markets
normalize.

IN CLOSING

We are among the largest shareholders of the Fund, and we too are disappointed with our results in 2008. But, we are also excited about the opportunities the current crisis has created. As we have pointed out many times, the distinctive nature of our strategy will naturally produce results that are either above or below the market in the short term. We understand it can be distressing to shareholders when results lag the market as they have this year. We do not have


5    AIM BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               Performance of an index of funds          shown in the chart. The vertical axis, the
comparable future results.                   reflects fund expenses and management        one that indicates the dollar value of an
                                             fees; performance of a market index does     investment, is constructed with each
   The data shown in the chart include       not. Performance shown in the chart and      segment representing a percent change in
reinvested distributions, applicable sales   table(s) does not reflect deduction of       the value of the investment. In this
charges and Fund expenses including          taxes a shareholder would pay on Fund        chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6  AIM BASIC VALUE FUND

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION

Fund data from 10/18/95, index data from 10/31/95

                  AIM                AIM
           Basic Value Fund-   Basic Value Fund-                       Russell 1000      Lipper Large-Cap
  Date       Class A Shares      Class B Shares    S&P 500 Index(1)   Value Index(1)   Value Funds Index(1)

10/18/95         $ 9450              $10000
   10/95           9466               10009             $10000            $10000              $10000
   11/95          10276               10867              10438             10506               10433
   12/95          10550               11156              10640             10771               10603
    1/96          10880               11488              11001             11106               10929
    2/96          10855               11462              11104             11190               11051
    3/96          11095               11707              11211             11380               11171
    4/96          11566               12196              11376             11424               11323
    5/96          12145               12809              11669             11567               11533
    6/96          11888               12528              11713             11576               11539
    7/96          11177               11775              11196             11139               11087
    8/96          11392               11985              11432             11457               11375
    9/96          12021               12640              12075             11913               11932
   10/96          12136               12763              12408             12374               12184
   11/96          12327               12956              13345             13271               13057
   12/96          12144               12754              13081             13101               12836
    1/97          12708               13342              13898             13737               13484
    2/97          12907               13543              14007             13938               13592
    3/97          12336               12938              13432             13437               13073
    4/97          12626               13237              14233             14002               13654
    5/97          13363               13991              15104             14784               14441
    6/97          13860               14509              15775             15418               15044
    7/97          15261               15965              17030             16578               16177
    8/97          14805               15491              16077             15988               15485
    9/97          15625               16334              16957             16954               16278
   10/97          14820               15483              16391             16480               15787
   11/97          15060               15720              17149             17209               16304
   12/97          15451               16127              17443             17711               16491
    1/98          15146               15804              17636             17460               16515
    2/98          16275               16977              18907             18636               17601
    3/98          16857               17573              19875             19776               18383
    4/98          17098               17810              20078             19908               18570
    5/98          16471               17148              19734             19613               18254
    6/98          16453               17120              20535             19864               18596
    7/98          16237               16884              20318             19514               18273
    8/98          13586               14130              17382             16610               15779
    9/98          14374               14934              18497             17563               16538
   10/98          15510               16108              19999             18923               17862
   11/98          16308               16931              21211             19805               18774
   12/98          16531               17150              22432             20479               19499
    1/99          16915               17536              23370             20643               19823
    2/99          16213               16803              22643             20351               19369
    3/99          17116               17728              23549             20772               19957
    4/99          19250               19927              24461             22713               21133
    5/99          19760               20447              23884             22463               20773
    6/99          20726               21420              25206             23115               21688
    7/99          20061               20726              24422             22438               21072
    8/99          19513               20148              24301             21606               20688
    9/99          18729               19328              23636             20851               19923
   10/99          19467               20080              25131             22051               20883
   11/99          20170               20792              25642             21878               20956

====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   12/99          21828               22487              27150             21984               21601
    1/00          21068               21693              25786             21267               20688
    2/00          20373               20966              25299             19687               19818
    3/00          22836               23493              27772             22089               21632
    4/00          22763               23397              26937             21832               21392
    5/00          23275               23921              26385             22062               21408
    6/00          22507               23117              27034             21054               21171
    7/00          22635               23233              26612             21317               21076
    8/00          24145               24773              28264             22503               22295
    9/00          24915               25548              26772             22709               21943
   10/00          25685               26322              26659             23267               22119
   11/00          24961               25567              24559             22404               21171
   12/00          26249               26876              24679             23526               22023
    1/01          26792               27413              25554             23617               22206
    2/01          26663               27268              23226             22960               21136
    3/01          25842               26420              21755             22148               20315
    4/01          27468               28058              23444             23235               21466
    5/01          28187               28790              23602             23757               21811
    6/01          27976               28557              23027             23230               21218
    7/01          27828               28383              22801             23180               21074
    8/01          26628               27143              21375             22252               20087
    9/01          23127               23571              19649             20686               18519
   10/01          23580               24009              20024             20508               18640
   11/01          25473               25932              21559             21700               19836
   12/01          26283               26726              21748             22211               20135
    1/02          26063               26491              21431             22040               19763
    2/02          25565               25974              21018             22075               19654
    3/02          27469               27896              21808             23120               20521
    4/02          26500               26892              20486             22327               19647
    5/02          26343               26717              20336             22439               19673
    6/02          23664               23995              18888             21150               18301
    7/02          21049               21319              17416             19184               16720
    8/02          21382               21652              17530             19329               16833
    9/02          18739               18958              15627             17180               14887
   10/02          19914               20139              17001             18453               15980
   11/02          21551               21779              18000             19615               16981
   12/02          20211               20411              16943             18763               16173
    1/03          19758               19942              16500             18309               15788
    2/03          19027               19190              16253             17821               15393
    3/03          18934               19092              16410             17850               15383
    4/03          20662               20820              17761             19422               16682
    5/03          22799               22966              18696             20675               17708
    6/03          22910               23065              18935             20934               17911
    7/03          23586               23739              19269             21246               18160
    8/03          24391               24529              19644             21577               18467
    9/03          23883               24011              19436             21366               18260
   10/03          25068               25183              20535             22674               19267
   11/03          25559               25652              20715             22981               19504
   12/03          27039               27134              21801             24398               20701
    1/04          27455               27533              22201             24827               21014
    2/04          28002               28059              22509             25359               21457
    3/04          27909               27952              22170             25137               21201
    4/04          27513               27542              21822             24523               20810
    5/04          27772               27776              22121             24773               20962
    6/04          28447               28439              22551             25358               21423
    7/04          26885               26867              21805             25001               20908
    8/04          26710               26671              21892             25356               21059
    9/04          27025               26972              22129             25749               21308
   10/04          27506               27441              22467             26178               21535
   11/04          28959               28866              23376             27501               22470
   12/04          29987               29882              24171             28422               23184
    1/05          29450               29326              23582             27917               22734
    2/05          30080               29930              24078             28843               23372
    3/05          29506               29355              23652             28447               22992
    4/05          28839               28671              23204             27937               22537
    5/05          29404               29219              23942             28610               23064
    6/05          29922               29716              23976             28923               23298

====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

    7/05          30921               30690              24867             29760               24057
    8/05          30429               30184              24640             29631               23953
    9/05          30706               30447              24840             30047               24184
   10/05          29883               29606              24425             29283               23680
   11/05          31049               30737              25348             30246               24494
   12/05          31651               31312              25357             30427               24635
    1/06          32797               32424              26029             31608               25354
    2/06          32630               32239              26099             31801               25400
    3/06          33223               32803              26424             32232               25721
    4/06          33446               32996              26779             33051               26360
    5/06          32272               31825              26009             32216               25716
    6/06          31959               31494              26043             32423               25734
    7/06          31857               31378              26204             33211               26128
    8/06          32392               31886              26826             33766               26610
    9/06          33224               32686              27517             34439               27229
   10/06          34298               33713              28413             35567               28040
   11/06          34843               34238              28953             36379               28524
   12/06          35819               35173              29359             37195               29139
    1/07          36338               35659              29803             37671               29514
    2/07          35651               34953              29222             37084               28987
    3/07          35983               35264              29548             37657               29357
    4/07          37598               36829              30856             39049               30615
    5/07          38967               38144              31932             40457               31742
    6/07          38566               37728              31402             39512               31258
    7/07          36753               35925              30429             37685               30003
    8/07          37084               36234              30885             38107               30359
    9/07          37340               36451              32038             39416               31320
   10/07          38553               37621              32548             39420               31566
   11/07          36618               35706              31187             37493               30208
   12/07          36197               35278              30971             37131               29856
    1/08          34105               33218              29113             35644               28345
    2/08          32839               31972              28169             34150               27391
    3/08          31680               30824              28047             33894               27009
    4/08          33635               32686              29412             35546               28347
    5/08          33877               32908              29793             35489               28587
    6/08          29923               29045              27284             32092               26090
    7/08          29705               28824              27054             31976               25734
    8/08          30246               29317              27446             32520               26028
    9/08          25110               24333              25003             30130               23836
   10/08          19397               18792              20804             24914               19837
   11/08          17110               16571              19311             23128               18392
   12/08          17416               17510              19515             23449               18810

====================================================================================================================================

==========================================
                                                The performance data quoted represent
AVERAGE ANNUAL TOTAL RETURNS                 past performance and cannot guarantee
                                             comparable future results; current
As of 12/31/08, including maximum            performance may be lower or higher. Please
applicable sales charges                     visit invescoaim.com for the most recent
                                             month-end performance. Performance figures
CLASS A SHARES                               reflect reinvested distributions, changes
Inception (10/18/95)                 4.29%   in net asset value and the effect of the
10 Years                            -0.05    maximum sales charge unless otherwise
 5 Years                            -9.44    stated. Investment return and principal
 1 Year                            -54.49    value will fluctuate so that you may have
                                             a gain or loss when you sell shares.
CLASS B SHARES
Inception (10/18/95)                 4.33%      The total annual Fund operating expense
10 Years                            -0.02    ratio set forth in the most recent Fund
 5 Years                            -9.32    prospectus as of the date of this report
 1 Year                            -54.27    for Class A, Class B, Class C, Class R and
                                             Class Y shares was 1.14%, 1.89%, 1.89%,
CLASS C SHARES                               1.39% and 0.89%, respectively. The expense
Inception (5/3/99)                  -1.90%   ratios presented above may vary from the
 5 Years                            -9.07    expense ratios presented in other sections
 1 Year                            -52.62    of this report that are based on expenses
                                             incurred during the period covered by this
CLASS R SHARES                               report.
10 Years                             0.33%
 5 Years                            -8.62       Class A share performance reflects the
 1 Year                            -51.98    maximum 5.50% sales charge, and Class B
                                             and Class C share performance reflects the
CLASS Y SHARES                               applicable contingent deferred sales
10 Years                             0.53%   charge (CDSC) for the period involved. The
 5 Years                            -8.40    CDSC on Class B shares declines from 5%
 1 Year                            -51.81    beginning at the time of purchase to 0% at
                                             the beginning of the seventh year. The
==========================================   CDSC on Class C shares is 1% for the first
                                             year after purchase. Class R shares do not
Class R shares' inception date is June 3,    have a front-end sales charge; returns
2002. Returns since that date are            shown are at net asset value and do not
historical returns. All other returns are    reflect a 0.75% CDSC that may be imposed
blended returns of historical Class R        on a total redemption of retirement plan
share performance and restated Class A       assets within the first year. Class Y
share performance (for periods prior to      shares do not have a front-end sales
the inception date of Class R shares) at     charge or a CDSC; therefore, performance
net asset value, adjusted to reflect the     is at net asset value.
higher Rule 12b-1 fees applicable to Class
R shares. Class A shares' inception date        The performance of the Fund's share
is October 18, 1995.                         classes will differ primarily due to
                                             different sales charge structures and
   Class Y shares' inception date is         class expenses.
October 3, 2008; returns since that date
are actual returns. All other returns are
blended returns of actual Class Y share
performance and restated Class A share
performance (for periods prior to the
inception date of Class Y shares) at net
asset value. The restated Class A share
performance reflects the Rule 12b-1 fees
applicable to Class A shares as well as
any fee waivers or expense reimbursements
received by Class A shares. Class A shares
inception date is October 18, 1995.


7  AIM BASIC VALUE FUND

AIM BASIC VALUE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o    Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o    Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Although the Fund's return during         o  A direct investment cannot be made in
                                                certain periods was positively impacted      an index. Unless otherwise indicated,
o  Effective September 30, 2003, only           by its investments in initial public         index results include reinvested
   previously established qualified plans       offerings (IPOs), there can be no            dividends, and they do not reflect
   are eligible to purchase Class B shares      assurance that the Fund will have            sales charges or fund expenses.
   of any AIM fund.                             favorable IPO investment opportunities
                                                in the future.                            OTHER INFORMATION
o  Class R shares are available only to
   certain retirement plans. Please see      ABOUT INDEXES USED IN THIS REPORT            o  The Chartered Financial Analyst
   the prospectus for more information.                                                      --REGISTERED TRADEMARK--
                                             o  The S&P 500--REGISTERED TRADEMARK--          (CFA--REGISTERED TRADEMARK--)
o  Class Y shares are available to only         INDEX is a market                            designation is a globally recognized
   certain investors. Please see the            capitalization-weighted index covering       standard for measuring the competence
   prospectus for more information.             all major areas of the U.S. economy. It      and integrity of investment
                                                is not the 500 largest companies, but        professionals.
PRINCIPAL RISKS OF INVESTING IN THE FUND        rather the most widely held 500
                                                companies chosen with respect to market   o  The returns shown in management's
o  Prices of equity securities change in        size, liquidity, and their industry.         discussion of Fund performance are
   response to many factors, including the                                                   based on net asset values calculated
   historical and prospective earnings of    o  The RUSSELL 1000--REGISTERED                 for shareholder transactions. Generally
   the issuer, the value of its assets,         TRADEMARK-- VALUE INDEX measures the         accepted accounting principles require
   general economic conditions, interest        performance of those Russell 1000            adjustments to be made to the net
   rates, investor perceptions and market       companies with lower price-to-book           assets of the Fund at period end for
   liquidity.                                   ratios and lower forecasted growth           financial reporting purposes, and as
                                                values. The Russell 1000 Value Index is      such, the net asset values for
o  Foreign securities have additional           a trademark/service mark of the Frank        shareholder transactions and the
   risks, including exchange rate changes,      Russell Company. Russell--REGISTERED         returns based on those net asset values
   political and economic upheaval,             TRADEMARK-- is a trademark of the Frank      may differ from the net asset values
   relative lack of information,                Russell Company.                             and returns reported in the Financial
   relatively low market liquidity, and                                                      Highlights.
   the potential lack of strict financial    o  The LIPPER LARGE-CAP VALUE FUNDS INDEX
   and accounting controls and standards.       is an equally weighted representation     o  Industry classifications used in this
                                                of the largest funds in the Lipper           report are generally according to the
o  The Fund may use enhanced investment         Large-Cap Value Funds category. These        Global Industry Classification
   techniques such as leveraging and            funds typically have a below-average         Standard, which was developed by and is
   derivatives. Leveraging entails risks        price-to-earnings ratio, price-to-book       the exclusive property and a service
   such as magnifying changes in the value      ratio, and three-year sales-per-share        mark of MSCI Inc. and Standard &
   of the portfolio's securities.               growth value, compared to the S&P            Poor's.
   Derivatives are subject to counterparty      500--REGISTERED TRADEMARK-- Index.
   risk-the risk that the other party will
   not complete the transaction with the     o  The NATIONAL ASSOCIATION OF SECURITIES
   Fund.                                        DEALERS AUTOMATED QUOTATION SYSTEM
                                                COMPOSITE INDEX (the Nasdaq) is a
o  There is no guarantee that the               price-only, market-value-weighted index
   investment techniques and risk analysis      comprising all domestic and
   used by the Fund's portfolio managers        non-U.S.-based common stocks listed on
   will produce the desired results.            the Nasdaq system.

o  The prices of securities held by the      o  The Fund is not managed to track the
   fund may decline in response to market       performance of any particular index,
   risks.                                       including the indexes defined here, and
                                                consequently, the performance of the
o  The Fund invests in "value" stocks,          Fund may deviate significantly from the
   which can continue to be inexpensive         performance of the indexes.
   for long periods of time and may never
   realize their full value.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       GTVLX
=======================================================================================   Class B Shares                       GTVBX
                                                                                          Class C Shares                       GTVCX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                       GTVRX
                                                                                          Class Y Shares                       GTVYX
                                                                                          ==========================================


8  AIM BASIC VALUE FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o    ENVIRONMENTALLY FRIENDLY. Go green by reducing the number      o    EFFICIENT. Stop waiting for regular mail. Your documents
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     expenses and put more capital back in your fund's returns.          computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC
Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
                                                                                                                      [INVESCO AIM
     It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors,            LOGO]
Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset         --SERVICE MARK--
Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at
invescoaim.com on or about Aug. 1, 2009.

                                                       invescoaim.com   BVA-AR-1   Invesco Aim Distributors, Inc.

                                                        ------------------------
                                                              OMB APPROVAL
                                                        ------------------------
                                                          OMB Number: 3235-0570
                                                        Expires: August 31, 2011
                                                        Estimated average burden
                                                        hours per response: 18.9
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02699

                                AIM Growth Series
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                        SHARES           VALUE
----------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-99.13%

ADVERTISING-5.18%

Interpublic Group of Cos., Inc. (The)(b)(c)            6,420,075    $   25,423,497
----------------------------------------------------------------------------------
Omnicom Group Inc.                                     1,496,350        40,281,742
==================================================================================
                                                                        65,705,239
==================================================================================


APPAREL RETAIL-1.22%

Gap, Inc. (The)                                        1,156,065        15,479,710
==================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.73%

State Street Corp.                                       558,470        21,964,625
==================================================================================


BREWERS-2.87%

Molson Coors Brewing Co.-Class B                         743,464        36,370,259
==================================================================================


COMMUNICATIONS EQUIPMENT-1.68%

Nokia Oyj-ADR (Finland)                                1,368,109        21,342,500
==================================================================================


COMPUTER HARDWARE-2.70%

Dell Inc.(c)                                           3,347,659        34,280,028
==================================================================================


CONSTRUCTION MATERIALS-1.89%

Cemex S.A.B. de C.V.-ADR (Mexico)(c)                   2,627,022        24,010,981
==================================================================================


CONSUMER FINANCE-4.51%

American Express Co.                                   1,558,906        28,917,706
----------------------------------------------------------------------------------
SLM Corp.(c)                                           3,180,132        28,303,175
==================================================================================
                                                                        57,220,881
==================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.64%

Western Union Co.                                      1,447,102        20,751,443
==================================================================================


DEPARTMENT STORES-2.50%

Kohl's Corp.(c)                                          874,062        31,641,044
==================================================================================


DIVERSIFIED CAPITAL MARKETS-1.96%

UBS AG (Switzerland)(b)(c)                             1,736,667        24,834,338
==================================================================================


EDUCATION SERVICES-1.54%

Apollo Group Inc.-Class A(c)                             255,574        19,582,080
==================================================================================


ELECTRONIC MANUFACTURING SERVICES-0.73%

Tyco Electronics Ltd.                                    573,679         9,299,337
==================================================================================


GENERAL MERCHANDISE STORES-2.83%

Target Corp.(b)                                        1,039,849        35,905,986
==================================================================================


HEALTH CARE DISTRIBUTORS-1.31%

Cardinal Health, Inc.                                    483,198        16,655,835
==================================================================================


HOME IMPROVEMENT RETAIL-2.89%

Home Depot, Inc. (The)                                 1,594,168        36,697,747
==================================================================================


HOUSEHOLD APPLIANCES-1.74%

Whirlpool Corp.(b)                                       535,015        22,122,870
==================================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-3.99%

Robert Half International, Inc.(b)                     2,426,954        50,529,182
==================================================================================


INDUSTRIAL CONGLOMERATES-2.71%

General Electric Co.                                     902,770        14,624,874
----------------------------------------------------------------------------------
Tyco International Ltd.                                  912,941        19,719,526
==================================================================================
                                                                        34,344,400
==================================================================================


INDUSTRIAL MACHINERY-2.91%

Illinois Tool Works Inc.                               1,053,197        36,914,555
==================================================================================


INVESTMENT BANKING & BROKERAGE-3.14%

Merrill Lynch & Co., Inc.                              1,086,719        12,649,409
----------------------------------------------------------------------------------
Morgan Stanley                                         1,690,432        27,114,530
==================================================================================
                                                                        39,763,939
==================================================================================


LIFE SCIENCES TOOLS & SERVICES-1.74%

Waters Corp.(c)                                          601,009        22,026,980
==================================================================================


MANAGED HEALTH CARE-9.39%

Aetna Inc.                                             1,577,407        44,956,099
----------------------------------------------------------------------------------
UnitedHealth Group Inc.                                2,783,713        74,046,766
==================================================================================
                                                                       119,002,865
==================================================================================


MOVIES & ENTERTAINMENT-1.21%

Walt Disney Co. (The)                                    674,506        15,304,541
==================================================================================


OIL & GAS DRILLING-0.50%

Transocean Ltd. (Switzerland)(c)                         133,713         6,317,939
==================================================================================


OIL & GAS EQUIPMENT & SERVICES-2.69%

Halliburton Co.                                        1,070,535        19,462,327
----------------------------------------------------------------------------------
Weatherford International Ltd.(c)                      1,351,638        14,624,723
==================================================================================
                                                                        34,087,050
==================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-6.22%

Bank of America Corp.                                    723,931        10,192,949
----------------------------------------------------------------------------------
Citigroup Inc.                                         3,860,692        25,905,243
----------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   1,356,944        42,784,444
==================================================================================
                                                                        78,882,636
==================================================================================


PACKAGED FOODS & MEATS-1.51%

Unilever N.V. (Netherlands)                              784,869        19,109,826
==================================================================================


PHARMACEUTICALS-2.44%

Sanofi-Aventis (France)(b)                               484,078        30,894,996
==================================================================================


PROPERTY & CASUALTY INSURANCE-1.11%

XL Capital Ltd.-Class A                                3,802,119        14,067,840
==================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM BASIC VALUE FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
PUBLISHING-2.16%

McGraw-Hill Cos., Inc. (The)                           1,181,268    $   27,393,605
==================================================================================


REGIONAL BANKS-1.07%

Fifth Third Bancorp(b)                                 1,637,100        13,522,446
==================================================================================


SEMICONDUCTOR EQUIPMENT-7.45%

ASML Holding N.V. (Netherlands)(b)                     3,495,467        62,679,885
----------------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                    1,456,983        31,747,660
==================================================================================
                                                                        94,427,545
==================================================================================


SEMICONDUCTORS-2.08%

Maxim Integrated Products, Inc.                        2,306,772        26,343,336
==================================================================================


SPECIALIZED FINANCE-3.80%

Moody's Corp.                                          2,394,932        48,114,184
==================================================================================


SYSTEMS SOFTWARE-4.09%

CA Inc.                                                1,478,362        27,394,048
----------------------------------------------------------------------------------
Microsoft Corp.                                        1,257,772        24,451,088
==================================================================================
                                                                        51,845,136
==================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,729,906,169)                                         1,256,757,904
==================================================================================



MONEY MARKET FUNDS-0.57%

Liquid Assets Portfolio-Institutional Class(d)         3,584,785         3,584,785
----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)               3,584,785         3,584,785
==================================================================================
     Total Money Market Funds (Cost $7,169,570)                          7,169,570
==================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.70% (Cost $1,737,075,739)                                 1,263,927,474
==================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-13.51%

Liquid Assets Portfolio-Institutional Class (Cost
  $171,288,215)(d)(e)                                171,288,215       171,288,215
==================================================================================
TOTAL INVESTMENTS-113.21% (Cost $1,908,363,954)                      1,435,215,689
==================================================================================
OTHER ASSETS LESS LIABILITIES-(13.21)%                                (167,495,055)
==================================================================================
NET ASSETS-100.00%                                                  $1,267,720,634
__________________________________________________________________________________
==================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM BASIC VALUE FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                        SHARES           VALUE
----------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-99.13%

ADVERTISING-5.18%

Interpublic Group of Cos., Inc. (The)(b)(c)            6,420,075    $   25,423,497
----------------------------------------------------------------------------------
Omnicom Group Inc.                                     1,496,350        40,281,742
==================================================================================
                                                                        65,705,239
==================================================================================


APPAREL RETAIL-1.22%

Gap, Inc. (The)                                        1,156,065        15,479,710
==================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.73%

State Street Corp.                                       558,470        21,964,625
==================================================================================


BREWERS-2.87%

Molson Coors Brewing Co.-Class B                         743,464        36,370,259
==================================================================================


COMMUNICATIONS EQUIPMENT-1.68%

Nokia Oyj-ADR (Finland)                                1,368,109        21,342,500
==================================================================================


COMPUTER HARDWARE-2.70%

Dell Inc.(c)                                           3,347,659        34,280,028
==================================================================================


CONSTRUCTION MATERIALS-1.89%

Cemex S.A.B. de C.V.-ADR (Mexico)(c)                   2,627,022        24,010,981
==================================================================================


CONSUMER FINANCE-4.51%

American Express Co.                                   1,558,906        28,917,706
----------------------------------------------------------------------------------
SLM Corp.(c)                                           3,180,132        28,303,175
==================================================================================
                                                                        57,220,881
==================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.64%

Western Union Co.                                      1,447,102        20,751,443
==================================================================================


DEPARTMENT STORES-2.50%

Kohl's Corp.(c)                                          874,062        31,641,044
==================================================================================


DIVERSIFIED CAPITAL MARKETS-1.96%

UBS AG (Switzerland)(b)(c)                             1,736,667        24,834,338
==================================================================================


EDUCATION SERVICES-1.54%

Apollo Group Inc.-Class A(c)                             255,574        19,582,080
==================================================================================


ELECTRONIC MANUFACTURING SERVICES-0.73%

Tyco Electronics Ltd.                                    573,679         9,299,337
==================================================================================


GENERAL MERCHANDISE STORES-2.83%

Target Corp.(b)                                        1,039,849        35,905,986
==================================================================================


HEALTH CARE DISTRIBUTORS-1.31%

Cardinal Health, Inc.                                    483,198        16,655,835
==================================================================================


HOME IMPROVEMENT RETAIL-2.89%

Home Depot, Inc. (The)                                 1,594,168        36,697,747
==================================================================================


HOUSEHOLD APPLIANCES-1.74%

Whirlpool Corp.(b)                                       535,015        22,122,870
==================================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-3.99%

Robert Half International, Inc.(b)                     2,426,954        50,529,182
==================================================================================


INDUSTRIAL CONGLOMERATES-2.71%

General Electric Co.                                     902,770        14,624,874
----------------------------------------------------------------------------------
Tyco International Ltd.                                  912,941        19,719,526
==================================================================================
                                                                        34,344,400
==================================================================================


INDUSTRIAL MACHINERY-2.91%

Illinois Tool Works Inc.                               1,053,197        36,914,555
==================================================================================


INVESTMENT BANKING & BROKERAGE-3.14%

Merrill Lynch & Co., Inc.                              1,086,719        12,649,409
----------------------------------------------------------------------------------
Morgan Stanley                                         1,690,432        27,114,530
==================================================================================
                                                                        39,763,939
==================================================================================


LIFE SCIENCES TOOLS & SERVICES-1.74%

Waters Corp.(c)                                          601,009        22,026,980
==================================================================================


MANAGED HEALTH CARE-9.39%

Aetna Inc.                                             1,577,407        44,956,099
----------------------------------------------------------------------------------
UnitedHealth Group Inc.                                2,783,713        74,046,766
==================================================================================
                                                                       119,002,865
==================================================================================


MOVIES & ENTERTAINMENT-1.21%

Walt Disney Co. (The)                                    674,506        15,304,541
==================================================================================


OIL & GAS DRILLING-0.50%

Transocean Ltd. (Switzerland)(c)                         133,713         6,317,939
==================================================================================


OIL & GAS EQUIPMENT & SERVICES-2.69%

Halliburton Co.                                        1,070,535        19,462,327
----------------------------------------------------------------------------------
Weatherford International Ltd.(c)                      1,351,638        14,624,723
==================================================================================
                                                                        34,087,050
==================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-6.22%

Bank of America Corp.                                    723,931        10,192,949
----------------------------------------------------------------------------------
Citigroup Inc.                                         3,860,692        25,905,243
----------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   1,356,944        42,784,444
==================================================================================
                                                                        78,882,636
==================================================================================


PACKAGED FOODS & MEATS-1.51%

Unilever N.V. (Netherlands)                              784,869        19,109,826
==================================================================================


PHARMACEUTICALS-2.44%

Sanofi-Aventis (France)(b)                               484,078        30,894,996
==================================================================================


PROPERTY & CASUALTY INSURANCE-1.11%

XL Capital Ltd.-Class A                                3,802,119        14,067,840
==================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM BASIC VALUE FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
PUBLISHING-2.16%

McGraw-Hill Cos., Inc. (The)                           1,181,268    $   27,393,605
==================================================================================


REGIONAL BANKS-1.07%

Fifth Third Bancorp(b)                                 1,637,100        13,522,446
==================================================================================


SEMICONDUCTOR EQUIPMENT-7.45%

ASML Holding N.V. (Netherlands)(b)                     3,495,467        62,679,885
----------------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                    1,456,983        31,747,660
==================================================================================
                                                                        94,427,545
==================================================================================


SEMICONDUCTORS-2.08%

Maxim Integrated Products, Inc.                        2,306,772        26,343,336
==================================================================================


SPECIALIZED FINANCE-3.80%

Moody's Corp.                                          2,394,932        48,114,184
==================================================================================


SYSTEMS SOFTWARE-4.09%

CA Inc.                                                1,478,362        27,394,048
----------------------------------------------------------------------------------
Microsoft Corp.                                        1,257,772        24,451,088
==================================================================================
                                                                        51,845,136
==================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,729,906,169)                                         1,256,757,904
==================================================================================



MONEY MARKET FUNDS-0.57%

Liquid Assets Portfolio-Institutional Class(d)         3,584,785         3,584,785
----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)               3,584,785         3,584,785
==================================================================================
     Total Money Market Funds (Cost $7,169,570)                          7,169,570
==================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.70% (Cost $1,737,075,739)                                 1,263,927,474
==================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-13.51%

Liquid Assets Portfolio-Institutional Class (Cost
  $171,288,215)(d)(e)                                171,288,215       171,288,215
==================================================================================
TOTAL INVESTMENTS-113.21% (Cost $1,908,363,954)                      1,435,215,689
==================================================================================
OTHER ASSETS LESS LIABILITIES-(13.21)%                                (167,495,055)
==================================================================================
NET ASSETS-100.00%                                                  $1,267,720,634
__________________________________________________________________________________
==================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $1,729,906,169)*                       $1,256,757,904
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  178,457,785
=======================================================
     Total investments (Cost
       $1,908,363,954)                    1,435,215,689
=======================================================
Foreign currencies, at value (Cost
  $2,625,592)                                 2,574,525
-------------------------------------------------------
Receivables for:
  Investments sold                           10,107,266
-------------------------------------------------------
  Fund shares sold                            1,042,615
-------------------------------------------------------
  Dividends                                   1,560,425
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              71,246
-------------------------------------------------------
Other assets                                     45,144
=======================================================
     Total assets                         1,450,616,910
_______________________________________________________
=======================================================



LIABILITIES:

Payables for:
  Fund shares reacquired                      9,458,052
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                 171,288,215
-------------------------------------------------------
  Accrued fees to affiliates                  1,531,526
-------------------------------------------------------
  Accrued other operating expenses              122,960
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              495,523
=======================================================
     Total liabilities                      182,896,276
=======================================================
Net assets applicable to shares
  outstanding                            $1,267,720,634
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $2,096,829,389
-------------------------------------------------------
Undistributed net investment income          15,366,007
-------------------------------------------------------
Undistributed net realized gain (loss)     (371,275,179)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (473,199,583)
=======================================================
                                         $1,267,720,634
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  786,705,258
_______________________________________________________
=======================================================
Class B                                  $  284,106,163
_______________________________________________________
=======================================================
Class C                                  $  118,379,344
_______________________________________________________
=======================================================
Class R                                  $   22,352,034
_______________________________________________________
=======================================================
Class Y                                  $    8,518,858
_______________________________________________________
=======================================================
Institutional Class                      $   47,658,977
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      59,618,246
_______________________________________________________
=======================================================
Class B                                      24,182,926
_______________________________________________________
=======================================================
Class C                                      10,078,676
_______________________________________________________
=======================================================
Class R                                       1,715,116
_______________________________________________________
=======================================================
Class Y                                         645,040
_______________________________________________________
=======================================================
Institutional Class                           3,521,362
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        13.20
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $13.20
     divided by 94.50%)                  $        13.97
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        11.75
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        11.75
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        13.03
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        13.21
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $        13.53
_______________________________________________________
=======================================================



* At December 31, 2008, securities with an aggregate value of $169,858,619 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM BASIC VALUE FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $658,123)                           $    53,974,067
--------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $1,325,705)                                                                         2,043,103
==================================================================================================
     Total investment income                                                            56,017,170
==================================================================================================


EXPENSES:

Advisory fees                                                                           17,727,080
--------------------------------------------------------------------------------------------------
Administrative services fees                                                               556,477
--------------------------------------------------------------------------------------------------
Custodian fees                                                                             104,220
--------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                4,060,502
--------------------------------------------------------------------------------------------------
  Class B                                                                                6,348,833
--------------------------------------------------------------------------------------------------
  Class C                                                                                2,576,325
--------------------------------------------------------------------------------------------------
  Class R                                                                                  190,779
--------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  7,616,573
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       244,099
--------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                  103,240
--------------------------------------------------------------------------------------------------
Other                                                                                    1,538,975
==================================================================================================
     Total expenses                                                                     41,067,103
==================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                  (179,522)
==================================================================================================
     Net expenses                                                                       40,887,581
==================================================================================================
Net investment income                                                                   15,129,589
==================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(275,835))                                                        (363,003,667)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       461,485
==================================================================================================
                                                                                      (362,542,182)
==================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (1,467,023,395)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       (51,336)
==================================================================================================
                                                                                    (1,467,074,731)
==================================================================================================
Net realized and unrealized gain (loss)                                             (1,829,616,913)
==================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(1,814,487,324)
__________________________________________________________________________________________________
==================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008               2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                   $    15,129,589    $     3,884,904
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (362,542,182)       758,820,790
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                     (1,467,074,731)      (685,275,042)
============================================================================================================
     Net increase (decrease) in net assets resulting from operations       (1,814,487,324)        77,430,652
============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (2,879,783)        (1,654,275)
------------------------------------------------------------------------------------------------------------
  Class Y                                                                         (30,672)                --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (774,263)          (216,875)
============================================================================================================
     Total distributions from net investment income                            (3,684,718)        (1,871,150)
============================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (98,632,731)      (365,648,122)
------------------------------------------------------------------------------------------------------------
  Class B                                                                     (39,908,146)      (167,237,726)
------------------------------------------------------------------------------------------------------------
  Class C                                                                     (16,692,806)       (65,066,160)
------------------------------------------------------------------------------------------------------------
  Class R                                                                      (2,751,821)        (7,678,455)
------------------------------------------------------------------------------------------------------------
  Class Y                                                                      (1,050,488)                --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (5,621,190)       (47,936,462)
============================================================================================================
     Total distributions from net realized gains                             (164,657,182)      (653,566,925)
============================================================================================================
Share transactions-net:
  Class A                                                                    (480,212,338)      (451,904,987)
------------------------------------------------------------------------------------------------------------
  Class B                                                                    (291,867,070)      (269,082,080)
------------------------------------------------------------------------------------------------------------
  Class C                                                                    (100,257,163)       (48,799,986)
------------------------------------------------------------------------------------------------------------
  Class R                                                                      (1,453,706)         3,042,611
------------------------------------------------------------------------------------------------------------
  Class Y                                                                      12,844,342                 --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (87,667,643)        29,523,641
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (948,613,578)      (737,220,801)
============================================================================================================
     Net increase (decrease) in net assets                                 (2,931,442,802)    (1,315,228,224)
============================================================================================================


NET ASSETS:

  Beginning of year                                                         4,199,163,436      5,514,391,660
============================================================================================================
  End of year (includes undistributed net investment income of
     $15,366,007 and $3,180,196, respectively)                            $ 1,267,720,634    $ 4,199,163,436
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to provide long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM BASIC VALUE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or

15        AIM BASIC VALUE FUND
      losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $250 million                                            0.67%
-------------------------------------------------------------------
Next $500 million                                            0.645%
-------------------------------------------------------------------
Next $1.5 billion                                            0.62%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $38,471.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $13,058.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-

16        AIM BASIC VALUE FUND
based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $164,875 in front-end sales commissions from the sale of Class A shares and $4,733, $469,092, $15,913 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                 $1,322,530,982
--------------------------------------
Level 2                    112,684,707
--------------------------------------
Level 3                             --
======================================
                        $1,435,215,689
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $4,753,525 and securities sales of $14,318,579, which resulted in net realized gains (losses) of $(275,835).

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $127,993.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $12,029 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM BASIC VALUE FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                              2008             2007
---------------------------------------------------------------------------------------
Ordinary income                                           $ 35,121,311     $ 38,027,691
---------------------------------------------------------------------------------------
Long-term capital gain                                     133,220,589      617,410,384
=======================================================================================
Total distributions                                       $168,341,900     $655,438,075
_______________________________________________________________________________________
=======================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                         2008
----------------------------------------------------------------------------------
Undistributed ordinary income                                       $   15,893,961
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments             (545,984,073)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments            (51,318)
----------------------------------------------------------------------------------
Temporary book/tax differences                                            (527,954)
----------------------------------------------------------------------------------
Capital loss carryforward                                             (180,807,472)
----------------------------------------------------------------------------------
Post-October deferrals                                                (117,631,899)
----------------------------------------------------------------------------------
Shares of beneficial interest                                        2,096,829,389
==================================================================================
Total net assets                                                    $1,267,720,634
__________________________________________________________________________________
==================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $180,807,472
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $1,583,403,488 and $2,682,250,795, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $ 132,808,556
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (678,792,629)
================================================================================================
Net unrealized (depreciation) appreciation of investment securities                $(545,984,073)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,981,199,762.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on December 31, 2008, undistributed net investment income was increased by $740,940, undistributed net realized gain (loss) was decreased by $444,525 and shares of beneficial interest decreased by $296,415. This reclassification had no effect on the net assets of the Fund.


18        AIM BASIC VALUE FUND

NOTE 11--SHARE INFORMATION


                                                                            SUMMARY OF SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                                     2008(a)                          2007
                                                           ---------------------------   -----------------------------
                                                              SHARES         AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    6,512,745   $ 156,489,690     6,775,041   $   254,644,145
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      982,636      21,508,349     1,025,803        35,573,860
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      610,877      13,126,057       701,160        24,291,861
----------------------------------------------------------------------------------------------------------------------
  Class R                                                      439,285      10,535,934       372,110        13,830,638
----------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   624,972      12,624,179            --                --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        3,431,377      93,051,584     3,158,529       121,772,791
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    7,653,434      97,276,626    11,163,101       352,931,546
----------------------------------------------------------------------------------------------------------------------
  Class B                                                    3,332,111      37,730,806     5,457,199       155,800,362
----------------------------------------------------------------------------------------------------------------------
  Class C                                                    1,394,866      15,790,672     2,137,511        60,812,171
----------------------------------------------------------------------------------------------------------------------
  Class R                                                      219,268       2,751,821       248,012         7,678,455
----------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    84,554       1,075,526            --                --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          478,723       6,237,761     1,319,782        42,628,948
======================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    4,313,375     106,435,958     3,145,381       117,286,990
----------------------------------------------------------------------------------------------------------------------
  Class B                                                   (5,014,423)   (106,435,958)   (3,409,196)     (117,286,990)
======================================================================================================================
Reacquired:
  Class A(b)                                               (35,195,197)   (840,414,612)  (31,455,727)   (1,176,767,668)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                  (10,642,794)   (244,670,267)   (9,845,262)     (343,169,312)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                   (5,893,438)   (129,173,892)   (3,859,927)     (133,904,018)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                     (600,578)    (14,741,461)     (498,251)      (18,466,482)
----------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   (64,486)       (855,363)           --                --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (10,478,398)   (186,956,988)   (3,470,740)     (134,878,098)
======================================================================================================================
     Net increase (decrease) in share activity             (37,811,091)  $(948,613,578)  (17,035,474)  $  (737,220,801)
______________________________________________________________________________________________________________________
======================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

     CLASS                                                                       SHARES         AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     620,606     $ 12,561,067
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (620,606)     (12,561,067)
     ____________________________________________________________________________________________________
     ====================================================================================================





19        AIM BASIC VALUE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $31.51     $ 0.18(c)    $(16.60)      $(16.42)    $(0.05)       $(1.84)        $(1.89)      $13.20
Year ended 12/31/07           36.61       0.12          0.24          0.36      (0.02)        (5.44)         (5.46)       31.51
Year ended 12/31/06           34.22       0.14          4.38          4.52      (0.03)        (2.10)         (2.13)       36.61
Year ended 12/31/05           32.42       0.06          1.74          1.80         --            --             --        34.22
Year ended 12/31/04           29.24      (0.03)         3.21          3.18         --            --             --        32.42
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08           28.59       0.00(c)     (15.00)       (15.00)        --         (1.84)         (1.84)       11.75
Year ended 12/31/07           33.95      (0.15)         0.23          0.08         --         (5.44)         (5.44)       28.59
Year ended 12/31/06           32.09      (0.14)         4.10          3.96         --         (2.10)         (2.10)       33.95
Year ended 12/31/05           30.62      (0.19)         1.66          1.47         --            --             --        32.09
Year ended 12/31/04           27.80      (0.23)         3.05          2.82         --            --             --        30.62
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08           28.59       0.00(c)     (15.00)       (15.00)        --         (1.84)         (1.84)       11.75
Year ended 12/31/07           33.95      (0.15)         0.23          0.08         --         (5.44)         (5.44)       28.59
Year ended 12/31/06           32.08      (0.14)         4.11          3.97         --         (2.10)         (2.10)       33.95
Year ended 12/31/05           30.61      (0.19)         1.66          1.47         --            --             --        32.08
Year ended 12/31/04           27.79      (0.23)         3.05          2.82         --            --             --        30.61
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08           31.12       0.12(c)     (16.37)       (16.25)        --         (1.84)         (1.84)       13.03
Year ended 12/31/07           36.29       0.02          0.25          0.27         --         (5.44)         (5.44)       31.12
Year ended 12/31/06           34.00       0.03          4.36          4.39         --         (2.10)         (2.10)       36.29
Year ended 12/31/05           32.28      (0.02)         1.74          1.72         --            --             --        34.00
Year ended 12/31/04           29.16      (0.06)         3.18          3.12         --            --             --        32.28
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)        20.24       0.03(c)      (5.17)        (5.14)     (0.05)        (1.84)         (1.89)       13.21
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08           32.47       0.31(c)     (17.16)       (16.85)     (0.25)        (1.84)         (2.09)       13.53
Year ended 12/31/07           37.43       0.23          0.27          0.50      (0.02)        (5.44)         (5.46)       32.47
Year ended 12/31/06           34.95       0.24          4.53          4.77      (0.19)        (2.10)         (2.29)       37.43
Year ended 12/31/05           32.96       0.17          1.82          1.99         --            --             --        34.95
Year ended 12/31/04           29.56       0.02          3.38          3.40         --            --             --        32.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF           RATIO OF
                                                           EXPENSES           EXPENSES
                                                          TO AVERAGE       TO AVERAGE NET
                                                          NET ASSETS       ASSETS WITHOUT     RATIO OF NET
                                        NET ASSETS,    WITH FEE WAIVERS     FEE WAIVERS    INVESTMENT INCOME
                             TOTAL     END OF PERIOD    AND/OR EXPENSES   AND/OR EXPENSES  (LOSS) TO AVERAGE   PORTFOLIO
                           RETURN(a)  (000S OMITTED)       ABSORBED           ABSORBED         NET ASSETS     TURNOVER(b)
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (51.86)%   $  786,705           1.26%(d)           1.26%(d)          0.73%(d)         57%
Year ended 12/31/07            1.07      2,404,900           1.14               1.17              0.31             23
Year ended 12/31/06           13.20      3,173,889           1.15               1.20              0.36             14
Year ended 12/31/05            5.55      3,682,420           1.19               1.25              0.15             12
Year ended 12/31/04           10.88      4,480,701           1.29               1.31             (0.11)            15
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (52.21)       284,106           2.01(d)            2.01(d)          (0.02)(d)         57
Year ended 12/31/07            0.31      1,015,776           1.89               1.92             (0.44)            23
Year ended 12/31/06           12.33      1,436,084           1.90               1.95             (0.39)            14
Year ended 12/31/05            4.80      1,682,608           1.89               1.95             (0.55)            12
Year ended 12/31/04           10.14      1,985,690           1.94               1.96             (0.76)            15
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (52.21)       118,379           2.01(d)            2.01(d)          (0.02)(d)         57
Year ended 12/31/07            0.31        399,262           1.89               1.92             (0.44)            23
Year ended 12/31/06           12.37        508,775           1.90               1.95             (0.39)            14
Year ended 12/31/05            4.80        566,685           1.89               1.95             (0.55)            12
Year ended 12/31/04           10.15        681,234           1.94               1.96             (0.76)            15
-------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (51.98)        22,352           1.51(d)            1.51(d)           0.48(d)          57
Year ended 12/31/07            0.82         51,572           1.39               1.42              0.06             23
Year ended 12/31/06           12.91         55,718           1.40               1.45              0.11             14
Year ended 12/31/05            5.33         33,049           1.39               1.45             (0.05)            12
Year ended 12/31/04           10.70         29,245           1.44               1.46             (0.26)            15
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)       (25.00)         8,519           1.28(d)(f)         1.28(d)(f)        0.71(d)(f)       57
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          (51.63)        47,659           0.81(d)            0.81(d)           1.18(d)          57
Year ended 12/31/07            1.42        327,654           0.76               0.79              0.69             23
Year ended 12/31/06           13.64        339,915           0.75               0.80              0.76             14
Year ended 12/31/05            6.04        209,208           0.72               0.78              0.62             12
Year ended 12/31/04           11.50        103,219           0.71               0.73              0.47             15
_________________________________________________________________________________________________________________________
=========================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $1,624,201, $634,883, $257,633, $38,156, $9,089 and $243,737 for Class A, Class B,
     Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)  Commencement date of October 3, 2008.
(f)  Annualized.


20        AIM BASIC VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim - and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



21        AIM BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



22        AIM BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $582.50        $5.45       $1,018.25       $ 6.95       1.37%
---------------------------------------------------------------------------------------------------
        B            1,000.00        580.40         8.42        1,014.48        10.74       2.12
---------------------------------------------------------------------------------------------------
        C            1,000.00        580.40         8.42        1,014.48        10.74       2.12
---------------------------------------------------------------------------------------------------
        R            1,000.00        581.70         6.44        1,016.99         8.21       1.62
---------------------------------------------------------------------------------------------------
        Y            1,000.00        750.00         2.75        1,018.70         6.50       1.28
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $583.90        $3.42       $1,020.81       $4.37        0.86%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM BASIC VALUE FUND

Supplement to Annual Report dated 12/31/08

AIM BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (3/15/02)    -5.98%
5 Years                -8.00
1 Year                -51.63

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.76%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

NASDAQ SYMBOL   GTVVX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   BVA-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $133,220,589
     Qualified Dividend Income*                               100.00%
     Corporate Dividends Received Deduction*                   86.23%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 7.23%, 9.00%, 11.81%, and 15.14%, respectively.


24        AIM BASIC VALUE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM BASIC VALUE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




26        AIM BASIC VALUE FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o    ENVIRONMENTALLY FRIENDLY. Go green by reducing the number      o    EFFICIENT. Stop waiting for regular mail. Your documents
     of trees used to produce paper.                                     will be sent via email as soon as they're available.

o    ECONOMICAL. Help reduce your fund's printing and delivery      o    EASY. Download, save and print files using your home
     expenses and put more capital back in your fund's returns.          computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC
Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
                                                                                                                      [INVESCO AIM
     It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors,            LOGO]
Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset         --SERVICE MARK--
Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at
invescoaim.com on or about Aug. 1, 2009.

                                                       invescoaim.com   BVA-AR-1   Invesco Aim Distributors, Inc.

AIM ALLOCATION FUNDS
Annual Report to Shareholders o December 31, 2008

AIM Conservative Allocation Fund
AIM Growth Allocation Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund

2       Long-Term Fund Performance
12      Letters to Shareholders
14      Performance Summary
14      Management Discussion
24      Supplemental Information
28      Schedule of Investments
33      Financial Statements
38      Notes to Financial Statements
49      Financial Highlights
55      Auditor's Report
56      Fund Expenses
59      Tax Information
60      Trustees and Officers

AIM CONSERVATIVE ALLOCATION FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2 AIM ALLOCATION FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 04/30/04

                                                                                                                      Lipper
                                                                                                      Custom         Mixed-Asset
          AIM Conservative  AIM Conservative  AIM Conservative  AIM Conservative                   Conservative  Target Allocation
  Date    Allocation Fund-  Allocation Fund-  Allocation Fund-  Allocation Fund-                     Allocation     Conservative
          Class A Shares    Class B Shares    Class C Shares    Class R Shares   S&P 500 Index(2)    Index(1)       Funds Index(2)
4/30/04      $9450            $10000            $10000            $10000          $ 10000           $10000             $  10000
   5/04       9469             10010             10010             10010            10137            10001                10003
   6/04       9545             10080             10080             10090            10334            10094                10080
   7/04       9479             10000             10000             10020             9992            10071                 9992
   8/04       9526             10050             10040             10071            10032            10212                10074
   9/04       9592             10111             10111             10141            10141            10281                10133
  10/04       9649             10160             10160             10201            10296            10391                10206
  11/04       9733             10251             10251             10291            10712            10477                10323
  12/04       9846             10359             10359             10405            11077            10642                10476
   1/05       9808             10319             10309             10364            10807            10615                10394
   2/05       9846             10359             10359             10405            11034            10653                10460
   3/05       9799             10299             10289             10334            10839            10558                10358
   4/05       9780             10269             10268             10324            10633            10585                10296
   5/05       9876             10370             10369             10425            10971            10759                10475
   6/05       9943             10430             10429             10485            10987            10829                10547
   7/05      10001             10480             10479             10546            11395            10890                10683
   8/05      10039             10520             10519             10586            11291            10963                10738
   9/05      10039             10509             10508             10576            11383            10934                10764
  10/05       9972             10439             10427             10515            11193            10826                10644
  11/05      10095             10560             10559             10647            11616            10965                10811
  12/05      10186             10645             10643             10735            11620            11052                10887
   1/06      10314             10768             10767             10859            11928            11166                11079
   2/06      10314             10768             10756             10859            11960            11203                11074
   3/06      10372             10820             10817             10920            12109            11195                11143
   4/06      10421             10861             10858             10972            12271            11231                11205
   5/06      10314             10748             10734             10848            11919            11133                11086
   6/06      10314             10748             10734             10859            11934            11153                11092
   7/06      10373             10799             10786             10911            12008            11258                11162
   8/06      10480             10902             10899             11024            12293            11446                11331
   9/06      10588             11005             10992             11128            12610            11576                11466
  10/06      10715             11138             11126             11273            13021            11741                11641
  11/06      10843             11261             11249             11397            13268            11904                11814
  12/06      10883             11299             11287             11444            13454            11916                11845
   1/07      10965             11373             11361             11520            13657            11977                11916
   2/07      11016             11416             11404             11574            13391            12059                11965
   3/07      11098             11491             11478             11649            13540            12102                12039
   4/07      11241             11630             11628             11801            14140            12276                12237
   5/07      11303             11694             11692             11866            14633            12334                12333
   6/07      11282             11662             11649             11834            14390            12253                12240
   7/07      11221             11598             11585             11779            13944            12200                12167
   8/07      11252             11619             11606             11800            14153            12333                12226
   9/07      11385             11746             11746             11941            14682            12526                12480
  10/07      11518             11875             11863             12081            14915            12669                12640
  11/07      11405             11757             11746             11962            14291            12653                12537
  12/07      11405             11736             11735             11955            14192            12655                12515
   1/08      11275             11602             11601             11819            13341            12576                12413
   2/08      11199             11513             11512             11739            12908            12495                12364
   3/08      11167             11479             11467             11694            12852            12493                12294
   4/08      11318             11625             11613             11853            13478            12660                12493
   5/08      11393             11692             11692             11932            13653            12668                12615
   6/08      11167             11457             11445             11693            12503            12376                12316

1 Invesco Aim, Lipper Inc.

2 Lipper Inc.

                                [MOUNTAIN CHART]

    7/08          11145            11424             11412         11660           12398            12347            12189
    8/08          11157            11436             11423         11683           12577            12452            12187
    9/08          10530            10775             10773         11012           11458            12022            11603
   10/08           9805            10036             10023         10251            9534            11160            10462
   11/08           9643             9856              9855         10092            8849            11095            10145
   12/08           9753             9797              9954         10201            8943            11475            10488

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (4/30/04)                                -0.53%
 1 Year                                           -19.16

Class B Shares
Inception (4/30/04)                                -0.44%
 1 Year                                           -19.13

CLASS C SHARES
Inception (4/30/04)                                -0.10%
 1 Year                                           -15.99

CLASS R SHARES
Inception (4/30/04)                                 0.43%
 1 Year                                           -14.67

CLASS Y SHARES
Inception                                           0.69%
 1 Year                                           -14.43

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12b-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS APRIL 30, 2004.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.11%, 1.86%, 1.86%, 1.36% AND 0.86%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.27%, 2.02%, 2.02%, 1.52% AND 1.02%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.62% for AIM Conservative Allocation Fund.

3 AIM ALLOCATION FUNDS

AIM GROWTH ALLOCATION FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 AIM ALLOCATION FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 4/30/04

         AIM Growth          AIM Growth     AIM Growth      AIM Growth                                            Lipper
         Allocation          Allocation     Allocation     Allocation                                            Multi-Cap
           Fund-              Fund-           Fund-          Fund-                            Custom Growth     Core Funds
 Date   Class A Shares     Class B Shares  Class C Shares Class R Shares  S&P 500 Index(2) Allocation Index(1)   Index(2)
4/30/04       $9450          $ 10000        $10000          $ 10000        $  10000          $ 10000             $ 10000
   5/04        9582            10130         10130            10140           10137            10133               10120
   6/04        9819            10380         10380            10390           10334            10341               10344
   7/04        9356             9880          9880             9891            9992            10010                9920
   8/04        9337             9860          9860             9881           10032            10097                9912
   9/04        9592            10120         10120            10141           10141            10266               10124
  10/04        9800            10330         10330            10351           10296            10495               10277
  11/04       10329            10879         10879            10911           10712            11010               10793
  12/04       10691            11260         11260            11298           11077            11418               11172
   1/05       10444            10990         10990            11027           10807            11124               10918
   2/05       10738            11301         11301            11348           11034            11418               11139
   3/05       10520            11060         11060            11107           10839            11208               10964
   4/05       10254            10779         10779            10836           10633            11020               10665
   5/05       10586            11120         11120            11177           10971            11318               11102
   6/05       10776            11310         11310            11379           10987            11440               11224
   7/05       11194            11741         11741            11810           11395            11869               11700
   8/05       11204            11741         11741            11820           11291            11856               11647
   9/05       11356            11891         11891            11981           11383            12054               11752
  10/05       11119            11640         11640            11730           11193            11800               11509
  11/05       11537            12071         12071            12172           11616            12199               11952
  12/05       11787            12327         12317            12429           11620            12352               12091
   1/06       12443            12996         12997            13111           11928            12855               12540
   2/06       12376            12925         12926            13049           11960            12877               12490
   3/06       12684            13239         13240            13376           12109            13155               12769
   4/06       12916            13472         13473            13610           12271            13379               12927
   5/06       12385            12905         12906            13049           11919            12951               12479
   6/06       12365            12884         12875            13028           11934            13001               12442
   7/06       12317            12834         12825            12977           12008            13056               12293
   8/06       12539            13047         13048            13202           12293            13388               12584
   9/06       12742            13249         13241            13416           12610            13606               12854
  10/06       13204            13726         13717            13895           13021            14105               13332
  11/06       13571            14101         14092            14282           13268            14451               13648
  12/06       13748            14270         14261            14458           13454            14662               13801
   1/07       14038            14563         14553            14764           13657            14930               14102
   2/07       13858            14363         14366            14574           13391            14796               13916
   3/07       14088            14593         14596            14817           13540            14973               14062
   4/07       14588            15105         15098            15334           14140            15532               14609
   5/07       15099            15617         15620            15873           14633            15964               15156
   6/07       14878            15377         15379            15630           14390            15698               15025
   7/07       14438            14917         14920            15166           13944            15235               14544
   8/07       14568            15042         15035            15302           14153            15377               14638
   9/07       15149            15627         15631            15903           14682            15988               15148
  10/07       15690            16182         16175            16473           14915            16352               15454
  11/07       14899            15355         15349            15639           14291            15677               14759
  12/07       14813            15249         15255            15544           14192            15490               14625
   1/08       13729            14124         14129            14404           13341            14525               13803
   2/08       13458            13843         13848            14119           12908            14258               13440
   3/08       13271            13648         13643            13922           12852            14211               13251
   4/08       14012            14383         14389            14689           13478            14908               13917
   5/08       14314            14697         14703            15006           13653            15144               14258
   6/08       13178            13518         13524            13811           12503            13938               13121

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

                                [MOUNTAIN CHART]

   7/08        12927           13248            13253             13538           12398            13777             12929
   8/08        12907           13216            13222             13516           12577            13798             13052
   9/08        11488           11756            11761             12026           11458            12441             11597
  10/08         9278            9495             9499              9713            9534            10160              9406
  11/08         8454            8652             8656              8858            8849             9398              8585
  12/08         8797            8848             9001              9219            8943             9751              8856

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (4/30/04)                               -2.71%
 1 Year                                          -43.90

CLASS B SHARES
Inception (4/30/04)                               -2.58%
 1 Year                                          -43.71

CLASS C SHARES
Inception (4/30/04)                               -2.23%
 1 Year                                          -41.54

CLASS R SHARES
Inception (4/30/04)                               -1.73%
 1 Year                                          -40.70

CLASS Y SHARES
Inception                                         -1.50%
 1 Year                                          -40.54

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12b-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS APRIL 30, 2004.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.27%, 2.02%, 2.02%, 1.52% AND 1.02%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.36%, 2.11%, 2.11%, 1.61% AND 1.11%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.80% for AIM Growth Allocation Fund.

5 AIM ALLOCATION FUNDS

AIM MODERATE ALLOCATION FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 AIM ALLOCATION FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 4/30/04

                                                                                                                      Lipper
                                                                                                                    Mixed-Asset
          AIM Moderate     AIM Moderate     AIM Moderate     AIM Moderate                                        Target Allocation
        Allocation Fund- Allocation Fund- Allocation Fund- Allocation Fund-                    Custom Moderate     Moderate Funds
 Date   Class A Shares   Class B Shares   Class C Shares   Class R Shares   S&P 500 Index(2) Allocation Index(1)     Index(2)
4/30/04    $  9450           $ 10000         $ 10000          $ 10000          $ 10000            $ 10000             $ 10000
   5/04       9488             10030           10040            10040            10137              10045               10016
   6/04       9658             10210           10210            10220            10334              10196               10143
   7/04       9412              9940            9940             9960             9992              10018               10014
   8/04       9450              9980            9980             9990            10032              10122               10131
   9/04       9639             10179           10179            10200            10141              10251               10234
  10/04       9790             10329           10329            10360            10296              10421               10357
  11/04      10121             10669           10669            10710            10712              10725               10609
  12/04      10381             10943           10943            10980            11077              11013               10879
   1/05      10276             10823           10823            10869            10807              10878               10754
   2/05      10457             11003           11004            11051            11034              11044               10889
   3/05      10295             10832           10832            10879            10839              10884               10741
   4/05      10134             10651           10651            10707            10633              10792               10630
   5/05      10343             10872           10873            10929            10971              11017               10857
   6/05      10506             11023           11024            11091            10987              11105               10985
   7/05      10725             11255           11255            11323            11395              11326               11234
   8/05      10782             11306           11306            11383            11291              11386               11242
   9/05      10868             11386           11386            11463            11383              11475               11274
  10/05      10697             11195           11205            11282            11193              11288               11071
  11/05      10964             11477           11477            11564            11616              11545               11290
  12/05      11158             11672           11672            11771            11620              11688               11393
   1/06      11528             12049           12049            12150            11928              11986               11662
   2/06      11499             12008           12008            12120            11960              12010               11669
   3/06      11664             12181           12181            12295            12109              12125               11733
   4/06      11819             12334           12335            12458            12271              12276               11837
   5/06      11490             11978           11978            12099            11919              12018               11648
   6/06      11451             11926           11927            12058            11934              12035               11662
   7/06      11470             11947           11947            12079            12008              12117               11776
   8/06      11683             12160           12161            12305            12293              12377               11976
   9/06      11839             12314           12314            12468            12610              12543               12139
  10/06      12130             12609           12610            12766            13021              12857               12425
  11/06      12344             12824           12824            12992            13268              13105               12646
  12/06      12468             12938           12940            13116            13454              13221               12762
   1/07      12652             13129           13131            13308            13657              13345               12887
   2/07      12631             13098           13100            13287            13391              13353               12875
   3/07      12814             13278           13280            13481            13540              13473               12974
   4/07      13150             13618           13620            13825            14140              13839               13309
   5/07      13436             13906           13897            14115            14633              14059               13553
   6/07      13333             13789           13790            14008            14390              13927               13421
   7/07      13079             13512           13513            13739            13944              13717               13200
   8/07      13130             13554           13555            13793            14153              13828               13296
   9/07      13466             13894           13895            14136            14682              14221               13652
  10/07      13803             14234           14235            14491            14915              14482               13869
  11/07      13375             13799           13800            14050            14291              14205               13594
  12/07      13359             13756           13757            14021            14192              14129               13487
   1/08      12753             13129           13129            13384            13341              13619               13083
   2/08      12537             12904           12905            13157            12908              13473               12898
   3/08      12352             12713           12714            12963            12852              13426               12813
   4/08      12818             13173           13174            13440            13478              13844               13216
   5/08      12969             13330           13320            13599            13653              13948               13337
   6/08      12256             12578           12580            12848            12503              13232               12672

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

                                [MOUNTAIN CHART]

   7/08      12137             12455           12457            12724            12398              13122                12487
   8/08      12148             12444           12445            12724            12577              13164                12501
   9/08      11056             11334           11324            11586            11458              12243                11555
  10/08       9412              9641            9631             9857             9534              10660                10026
  11/08       8904              9113            9115             9323             8849              10266                 9507
  12/08       9203              9259            9416             9641             8943              10659                 9794

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (4/30/04)                 -1.76%
 1 year                            -34.90

CLASS B SHARES
Inception (4/30/04)                 -1.64%
 1 year                            -34.76

CLASS C SHARES
Inception (4/30/04)                 -1.28%
 1 year                            -32.21

CLASS R SHARES
Inception (4/30/04)                 -0.78%
 1 year                            -31.24

CLASS Y SHARES
Inception                           -0.55%
 1 year                            -31.05

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12b-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS APRIL 30, 2004.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.14%, 1.89%, 1.89%, 1.39% AND 0.89%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.26%, 2.01%, 2.01%, 1.51% AND 1.01%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.76% for AIM Moderate Allocation Fund.

7 AIM ALLOCATION FUNDS

AIM MODERATE GROWTH ALLOCATION FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

8 AIM ALLOCATION FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund data from 4/29/05, index data from 4/30/05

                                                                                                                       Lipper
                 AIM               AIM             AIM              AIM                                              Mixed-Asset
          Moderate Growth  Moderate Growth  Moderate Growth  Moderate Growth                        Custom        Target Allocation
          Allocation Fund- Allocation Fund- Allocation Fund- Allocation Fund-                   Moderate Growth     Growth Funds
    Date  Class A Shares   Class B Shares   Class C Shares   Class R Shares   S&P 500 Index(2) Allocation Index(1)     Index(2)
  4/29/05 $      9450       $      10000     $     10000      $    10000
     4/05        9450              10000           10000           10000        $    10000      $  10000            $      10000
     5/05        9769              10338           10328           10338             10318         10243                   10211
     6/05        9948              10517           10507           10517             10333         10340                   10304
     7/05       10249              10834           10825           10834             10717         10649                   10525
     8/05       10276              10844           10835           10854             10619         10668                   10547
     9/05       10399              10973           10973           10993             10705         10806                   10608
    10/05       10210              10775           10765           10794             10526         10600                   10439
    11/05       10548              11123           11113           11141             10924         10908                   10678
    12/05       10752              11325           11315           11359             10928         11045                   10757
     1/06       11244              11836           11825           11870             11217         11423                   11082
     2/06       11206              11786           11776           11830             11248         11443                   11014
     3/06       11424              12016           12005           12060             11388         11630                   11112
     4/06       11613              12206           12195           12251             11541         11808                   11274
     5/06       11225              11786           11785           11840             11209         11486                   11073
     6/06       11187              11736           11736           11800             11224         11515                   11084
     7/06       11187              11726           11725           11791             11293         11576                   11207
     8/06       11395              11946           11935           12011             11561         11850                   11415
     9/06       11566              12116           12104           12182             11859         12028                   11576
    10/06       11926              12476           12465           12563             12245         12408                   11858
    11/06       12200              12765           12756           12853             12478         12684                   12081
    12/06       12355              12915           12905           13005             12653         12840                   12215
     1/07       12579              13139           13129           13240             12844         13022                   12356
     2/07       12472              13028           13018           13128             12593         12959                   12322
     3/07       12665              13211           13201           13322             12734         13100                   12447
     4/07       13073              13629           13620           13752             13298         13534                   12827
     5/07       13451              14027           14007           14151             13761         13842                   13136
     6/07       13305              13853           13844           13987             13533         13659                   13026
     7/07       12917              13446           13436           13577             13114         13343                   12762
     8/07       13014              13537           13527           13669             13310         13457                   12860
     9/07       13460              13985           13976           14141             13807         13927                   13236
    10/07       13868              14413           14404           14571             14027         14218                   13468
    11/07       13305              13812           13802           13976             13440         13769                   13102
    12/07       13244              13747           13737           13912             13347         13645                   13013
     1/08       12427              12884           12873           13041             12547         12945                   12508
     2/08       12225              12672           12662           12829             12140         12751                   12297
     3/08       12054              12482           12472           12648             12087         12705                   12196
     4/08       12629              13062           13062           13244             12676         13230                   12639
     5/08       12841              13282           13272           13478             12840         13393                   12794
     6/08       11954              12355           12346           12532             11758         12489                   12060
     7/08       11793              12176           12176           12361             11659         12361                   11902
     8/08       11782              12155           12156           12350             11828         12387                   11929
     9/08       10592              10923           10923           11097             10775         11316                   10981
    10/08        8716               8985            8974            9130              8966          9506                    9434
    11/08        8061               8311            8301            8450              8322          8950                    9008
    12/08        8379               8408            8629            8779              8410          9288                    9231

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (4/29/05)                  -4.70%
 1 Year                             -40.17

CLASS B SHARES
Inception (4/29/05)                  -4.61%
 1 Year                             -40.13

CLASS C SHARES
Inception (4/29/05)                  -3.93%
 1 Year                             -37.79

CLASS R SHARES
Inception (4/29/05)                  -3.48%
 1 Year                             -36.90

CLASS Y SHARES
Inception                            -3.18%
 1 Year                             -36.63

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12b-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS APRIL 29, 2005.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.15%, 1.90%, 1.90%, 1.40% AND 0.90%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.32%, 2.07%, 2.07%, 1.57% AND 1.07%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.78% for AIM Moderate Growth Allocation Fund.

9 AIM ALLOCATION FUNDS

AIM MODERATELY CONSERVATIVE ALLOCATION FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

10 AIM ALLOCATION FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund data from 4/29/05, index data from 4/30/05

                                                                                                                         Lipper
                  AIM             AIM              AIM             AIM                               Custom            Mixed-Asset
              Moderately       Moderately      Moderately       Moderately                         Moderately            Target
             Conservative     Conservative    Conservative     Conservative                       Conservative         Allocation
           Allocation Fund- Allocation Fund- Allocation Fund-  Allocation Fund-                    Allocation         Conservative
  Date      Class A Shares   Class B Shares  Class C Shares    Class R Shares   S&P 500 Index (2)   Index (1)         Funds Index(2)
  4/29/05  $      9450      $       10000    $      10000      $   10000
     4/05         9450              10000           10000          10000        $   10000        $        10000       $    10000
     5/05         9638              10189           10189          10199            10318                 10194            10174
     6/05         9733              10279           10289          10299            10333                 10269            10244
     7/05         9845              10398           10399          10408            10717                 10385            10376
     8/05         9874              10418           10429          10438            10619                 10449            10429
     9/05         9911              10448           10459          10478            10705                 10455            10454
    10/05         9817              10338           10350          10368            10526                 10318            10338
    11/05         9987              10518           10529          10558            10924                 10498            10500
    12/05        10112              10648           10649          10683            10928                 10598            10574
     1/06        10322              10860           10861          10906            11217                 10771            10760
     2/06        10313              10840           10840          10886            11248                 10801            10756
     3/06        10380              10900           10910          10957            11388                 10831            10823
     4/06        10447              10971           10970          11027            11541                 10900            10883
     5/06        10246              10760           10759          10815            11209                 10745            10767
     6/06        10226              10729           10728          10795            11224                 10762            10773
     7/06        10275              10770           10779          10845            11293                 10855            10841
     8/06        10417              10911           10910          10986            11561                 11065            11005
     9/06        10532              11023           11032          11107            11859                 11208            11137
    10/06        10713              11204           11212          11299            12245                 11421            11306
    11/06        10865              11356           11364          11451            12478                 11609            11474
    12/06        10934              11426           11424          11522            12653                 11652            11505
     1/07        11042              11530           11538          11636            12844                 11732            11574
     2/07        11052              11530           11538          11646            12593                 11785            11621
     3/07        11160              11644           11642          11750            12734                 11849            11693
     4/07        11377              11862           11860          11979            13298                 12084            11885
     5/07        11525              12007           12005          12135            13761                 12196            11979
     6/07        11455              11924           11932          12062            13533                 12092            11888
     7/07        11297              11758           11767          11895            13114                 11981            11817
     8/07        11356              11810           11808          11948            13310                 12108            11875
     9/07        11573              12027           12036          12177            13807                 12366            12121
    10/07        11800              12256           12263          12417            14027                 12543            12276
    11/07        11603              12049           12056          12208            13440                 12438            12177
    12/07        11613              12044           12051          12202            13347                 12414            12156
     1/08        11314              11731           11738          11886            12547                 12191            12057
     2/08        11189              11590           11598          11756            12140                 12081            12008
     3/08        11086              11482           11490          11646            12087                 12063            11941
     4/08        11344              11742           11749          11919            12676                 12316            12134
     5/08        11438              11828           11835          12016            12840                 12357            12253
     6/08        11045              11418           11414          11592            11758                 11920            11962
     7/08        10972              11331           11339          11516            11659                 11862            11839
     8/08        10982              11343           11339          11526            11828                 11951            11837
     9/08        10187              10511           10519          10688            10775                 11349            11269
    10/08         9154               9443            9440           9600             8966                 10239            10162
    11/08         8937               9217            9213           9382             8322                 10058             9854
    12/08         9156               9181            9452           9603             8410                 10433            10187

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges


CLASS A SHARES
Inception (4/29/05)                 -2.37%
  1 Year
                          -25.51
CLASS B SHARES
Inception (4/29/05)                 -2.30%
  1 Year                           -25.41

CLASS C SHARES
Inception (4/29/05)                 -1.52%
  1 Year                           -22.31

CLASS R SHARES
Inception (4/29/05)                 -1.10%
  1 Year                           -21.31

CLASS Y SHARES
Inception                           -0.84%
  1 Year                           -21.13

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12b-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS APRIL 29, 2005.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.09%, 1.84%, 1.84%, 1.34% AND 0.84%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.37%, 2.12%, 2.12%, 1.62% AND 1.12%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.70% for AIM Moderately Conservative Allocation Fund.

11 AIM ALLOCATION FUNDS

                  Dear Shareholder:

                  In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

[TAYLOR PHOTO]    MARKET OVERVIEW

                  At the start of 2008, we saw warning signs of increasing
                  economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S.
 Philip Taylor    Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

                  In the spring of 2008, more serious factors came to the forefront - driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3)

For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them - but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      o INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      o DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      o STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

      Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1 U.S. Federal Reserve; 2 Bureau of Labor Statistics; 3 FactSet
  Research; 4 Wall Street Journal

12 AIM ALLOCATION FUNDS

                  Dear Fellow Shareholders:

                  Since my last letter, continuing troubles in the global
                  economy and financial markets have negatively affected
                  all investors. The new government promises to move
                  quickly with a stimulus package, yet considerable
                  anxiety remains about how, when and what kind of a
[CROCKETT PHOTO]  recovery will occur. While no one likes to see investment values decline as sharply as they have
                  recently, as mutual fund investors we can find some
                  consolation in the knowledge that our fund investments
                  are more transparent, more comprehensively governed and
                  more closely regulated than most other kinds of
                  investments. In addition, mutual funds generally are
                  more diversified than other investments; as shareholders
                  we invest not in a single security but in a portfolio of
                  multiple securities. The benefits of diversification
                  have been reiterated by the stories of investors who
                  "lost everything" because they had too many of their
                  assets in one place, whether that place was a single
                  money manager or their employer's stock. Mutual fund
 Bruce Crockett   investors also have the opportunity to diversify further
                  among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.


      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

13 AIM ALLOCATION FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY -- AIM CONSERVATIVE ALLOCATION FUND

Equity markets in 2008 generally provided negative returns rivaling the worst bear markets in history. Against this backdrop, AIM Conservative Allocation Fund at net asset value outperformed the broad-based S&P 500 Index as exposure to bonds cushioned falling stock prices.+ However, the Fund underperformed the Custom Conservative Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds.#

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                          -14.49%
Class B Shares                                                          -15.08
Class C Shares                                                          -15.19
Class R Shares                                                          -14.67
Class Y Shares*                                                         -14.43
S&P 500 Index+ (Broad Market Index)                                     -36.99
Custom Conservative Allocation Index# (Style-Specific Index)             -9.33
Lipper Mixed-Asset Target Allocation Conservative Funds Index+
(Peer Group Index)                                                      -16.20

+     Lipper Inc.;

#     Invesco Aim, Lipper, Inc.

* Share class incepted during the fiscal year. See page 3 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Conservative Allocation Fund is intended for investors with relatively low risk tolerance. The Fund invests in 14 underlying funds diversified among asset classes (stocks, bonds and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (mid and large). These underlying funds include five bond funds, which represent 65% of the portfolio, and nine stock funds, which represent 25%. The portfolio also maintains a 10% allocation to cash equivalents.

      While no fund can guarantee positive performance, the broad portfolio diversifi-cation provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

      We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

      While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight, and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap

PORTFOLIO COMPOSITION

                                                  Target        % of Total Net Assets
Asset Class                                     Allocation          As of 12/31/08
Intermediate Term Taxable Investment Grade        26.00%               27.91%
International/Global Blend                         2.50                 1.88
Large Cap Blend                                    5.00                 4.29
Large Cap Growth                                   5.00                 3.79
Large Cap Value                                    5.00                 3.64
Mid Cap Blend                                      2.50                 1.89
Sector                                             2.50                 1.73
Short Term Taxable Investment Grade               32.00                35.78
Real Estate                                        2.50                 1.87
Taxable Non-Investment Grade                       7.00                 5.64
Cash Equivalents Plus Other Assets Less           10.00                11.58
  Liabilities

Total Net Assets                $ 117.2 million

14 AIM ALLOCATION FUNDS
stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar it negatively affected the relative return of foreign equities.

      Within the Fund's fixed-income component, AIM Limited Maturity Treasury Fund and AIM International Total Return Fund were the Fund's only absolute contributors. Additionally, these two funds were the only contributors to relative fixed-income performance when compared with the components of the Fund's custom style-specific index, the Custom Conservative Allocation Index. AIM Limited Maturity Treasury Fund was helped by investors' flight to quality.

      AIM Floating Rate Fund and AIM Core Bond Fund were the largest detractors from both the Fund's absolute performance and relative fixed-income performance when compared with the components of the Custom Conservative Allocation Index.

      Within the Fund's equity component, there were no positive absolute contributors to performance as the bear market pushed each of the equity funds into negative territory. The largest detractors from absolute performance were AIM Charter Fund and AIM Large Cap Basic Value Fund.

      The largest contributors to relative equity performance when compared with the components of the Custom Conservative Allocation Index were AIM Charter Fund and AIM Select Real Estate Income Fund. During this historic bear market, AIM Charter Fund weathered the storm better than most due in part to its avoidance of caustic financial stocks and a lower than average weight to the energy sector. AIM Select Real Estate Income Fund outperformed its custom style-specific index counterpart primarily due to its more conservative investment philosophy.

      The largest single relative detractor when compared with the equity components of the Fund's custom style-specific index was AIM Large Cap Basic Value Fund, which was hindered by the underperformance of its intrinsic value investment philosophy. This investment philosophy led the management team to invest in financial stocks which underperformed severely in the fourth quarter due to the credit crisis.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Conservative Allocation Fund.

1     Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[WENDLER PHOTO]

GARY WENDLER

Director of Product Strategy and Investments Services, is manager of AIM Conservative Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares                 ACNAX
Class B Shares                 ACNBX
Class C Shares                 ACNCX
Class R Shares                 ACNRX
Class Y Shares                 ACNYX

15 AIM ALLOCATION FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY -- AIM GROWTH ALLOCATION FUND

Equity markets in 2008 generally provided negative returns rivaling the worst bear markets in history. Against this backdrop, AIM Growth Allocation Fund, at net asset value (NAV), underperformed the broad-based S&P 500 Index and the Custom Growth Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds.+,#

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                       -40.62%
Class B Shares                                                       -41.00
Class C Shares                                                       -41.00
Class R Shares                                                       -40.70
Class Y Shares*                                                      -40.54
S&P 500 Index+ (Broad Market Index)                                  -36.99
Custom Growth Allocation Index# (Style-Specific Index)               -37.05
Lipper Multi-Cap Core Funds Index+ (Peer Group Index)                -39.45

+     Lipper Inc.;

#     Invesco Aim, Lipper, Inc.

* Share class incepted during the fiscal year. See page 5 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Growth Allocation Fund is intended for investors with a relatively high risk tolerance. The Fund invests in 11 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 10 stock funds, which represent 95% of the portfolio, and one bond fund, which represents the remaining 5% of the portfolio.

      While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

      We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

      While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight, and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar it negatively affected the relative return of foreign equities.

      Within the Fund's 95% equity component, there were no absolute positive contributors to performance as the bear

PORTFOLIO COMPOSITION

                                                  Target         % of Total Net Assets
Asset Class                                     Allocation          As of 12/31/08
International/Global Blend                        12.50%               12.70%
International/Global Growth                       12.50                12.63
Large Cap Growth                                  20.00                20.56
Large Cap Value                                   17.50                17.15
Mid Cap Growth                                     5.00                 4.62
Real Estate                                        5.00                 4.45
Sector                                            12.50                11.68
Small Cap                                         10.00                10.43
Taxable Non-Investment Grade                       5.00                 5.96
Other Assets Less Liabilities                      0.00                -0.18

Total Net Assets        $ 391.8 million

16 AIM ALLOCATION FUNDS
market pushed each of the equity funds into negative territory. The largest absolute detractors from performance were AIM Multi-Sector Fund, AIM International Growth Fund and AIM International Core Equity Fund, mostly due to their larger weights in the portfolio.

      AIM International Core Equity Fund, AIM Structured Value Fund and AIM International Growth Fund contributed the most to the Fund's equity performance on a relative basis when compared with the components of the Fund's custom style-specific index, the Custom Growth Allocation Index.

      The largest relative detractors from performance within the equity component were AIM Large Cap Basic Value Fund and AIM Structured Growth Fund. AIM Large Cap Basic Value Fund was hindered by the underperformance of its intrinsic value investment philosophy. This investment philosophy led the management team to invest in financial stocks which underperformed severely in the fourth quarter due to the credit crisis. AIM Structured Growth Fund was hindered in part due to growth generally underperforming value.

      The Fund's only fixed-income holding, AIM High Yield Fund, was the single largest relative detractor from performance mainly due to the fund's investment strategy of investing in lower quality, higher yielding bonds which underperformed during the year.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Growth Allocation Fund.

1     Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[WENDLER PHOTO]

GARY WENDLER

Director of Product Strategy and Investments Services, is manager of AIM Growth Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares                 AADAX
Class B Shares                 AAEBX
Class C Shares                 AADCX
Class R Shares                 AADRX
Class Y Shares                 AADYX

17 AIM ALLOCATION FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY -- AIM MODERATE ALLOCATION FUND

Equity markets in 2008 generally provided negative returns rivaling the worst bear markets in history. Against this backdrop, AIM Moderate Allocation Fund, at net asset value, outperformed the broad-based S&P 500 Index as exposure to bonds cushioned falling stock prices.+ However, the Fund underperformed the Custom Moderate Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds.#

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                                  -31.11%
Class B Shares                                                                  -31.57
Class C Shares                                                                  -31.57
Class R Shares                                                                  -31.24
Class Y Shares*                                                                 -31.05
S&P 500 Index+ (Broad Market Index)                                             -36.99
Custom Moderate Allocation Index# (Style-Specific Index)                        -24.56
Lipper Mixed-Asset Target Allocation Moderate Funds Index+ (Peer Group Index)   -27.38

+     Lipper Inc.;

#     Invesco Aim, Lipper, Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Moderate Allocation Fund is intended for investors with moderate risk tolerance. The Fund invests in 16 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 11 stock funds, which represent 60% of the portfolio's target allocation, and five bond funds, which represent the remaining 40% of the portfolio.

      While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversifica-tion attempts to limit exposure to any one area of the market that may be underperforming.

      We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

      While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight, and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

PORTFOLIO COMPOSITION

                                            Target         % of Total Net Assets
Asset Class                               Allocation           As of 12/31/08
Intermediate Term Investment Grade          25.50%                32.93%
International/Global Blend                  10.00                  8.84
International/Global Growth                  7.50                  6.59
Large Cap Growth                            12.50                 11.18
Large Cap Value                             10.00                  8.52
Mid Cap Growth                               4.00                  3.22
Mid Cap Value                                4.00                  3.01
Real Estate                                  4.00                  2.45
Sector                                       5.00                  4.07
Short Term Investment Grade                  2.50                  3.31
Small Cap                                    3.00                  3.78
Taxable Non-Investment Grade                12.00                 12.25
Other Assets Less Liabilities                0.00                 -0.15

Total Net Assets              $ 483.9 million

18 AIM ALLOCATION FUNDS

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar it negatively impacted the relative return of foreign equities.

      Within the Fund's equity component, there were no absolute positive contributors to performance as the bear market pushed each of the equity funds into negative territory. AIM International Growth Fund and AIM International Core Equity Fund were the largest detractors from absolute performance mostly due to their larger percentage allocations within the portfolio.

      AIM International Core Equity Fund, AIM Structured Value Fund and AIM International Growth Fund contributed the most to the Fund's equity performance on a relative basis when compared with the components of the Fund's custom style-specific index, the Custom Moderate Allocation Index.

      The largest relative detractors from performance within the equity component were AIM Large Cap Basic Value Fund and AIM Mid Cap Basic Value Fund. These two funds were hindered by the underperformance of their intrinsic value investment philosophy. This investment philosophy led the management team to invest in financial stocks which underperformed severely in the fourth quarter due to the credit crisis.

      Within the Fund's fixed income component, AIM International Total Return Fund was the only positive contributor to both absolute and relative performance.

      The largest detractors from absolute performance and performance relative to the Fund's style-specific index were AIM High Yield Fund and AIM Core Bond Fund.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Moderate Allocation Fund.

1     Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[WENDLER PHOTO]

GARY WENDLER

Director of Product Strategy and Investments Services, is manager of AIM Moderate Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares                 AMKAX
Class B Shares                 AMKBX
Class C Shares                 AMKCX
Class R Shares                 AMKRX
Class Y Shares                 ABKYX

19 AIM ALLOCATION FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY -- AIM MODERATE GROWTH ALLOCATION FUND

Equity markets in 2008 generally provided negative returns rivaling the worst bear markets in history. Against this backdrop, AIM Moderate Growth Allocation Fund, at net asset value, performed in line with the broad-based S&P 500 Index as exposure to bonds cushioned falling stock prices.+ However, the Fund underperformed the Custom Moderate Growth Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds.#

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                           -36.71%
Class B Shares                                                           -37.17
Class C Shares                                                           -37.19
Class R Shares                                                           -36.90
Class Y Shares*                                                          -36.63
S&P 500 Index+ (Broad Market Index)                                      -36.99
Custom Moderate Growth Allocation Index# (Style-Specific Index)          -31.94
Lipper Mixed-Asset Target Allocation Growth Funds Index+
 (Peer Group Index)                                                      -29.06

+     Lipper Inc.;

#     Invesco Aim, Lipper, Inc.

* Share class incepted during the fiscal year. See page 9 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Moderate Growth Allocation Fund is intended for investors with a moderate to high risk tolerance. The Fund invests in 13 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 11 stock funds, which represent 80% of the portfolio, and two bond funds, which represent the remaining 20% of the portfolio.

      While no fund can guarantee positive performance, the broad portfolio diversifi-cation provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversifica-tion attempts to limit exposure to any one area of the market that may be underperforming.

      We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

      While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight, and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap

PORTFOLIO COMPOSITION

                                          Target        % of Total Net Assets
Asset Class                             Allocation         As of 12/31/08
Intermediate Term Investment Grade        10.00%               13.88%
International/Global Blend                11.00                10.56
International/Global Growth               11.00                10.50
Large Cap Growth                          16.50                16.02
Large Cap Value                           14.00                12.96
Mid Cap Growth                             4.50                 3.93
Mid Cap Value                              5.00                 4.09
Real Estate                                4.00                 3.37
Sector                                     7.50                 6.62
Small Cap                                  6.50                 6.94
Taxable Non-Investment Grade              10.00                11.25
Other Assets Less Liabilities              0.00                -0.12

Total Net Assets              $ 289.7 million

20 AIM ALLOCATION FUNDS
stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreignequities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar it negatively affected the relative return of foreign equities.

      Within the Fund's equity component, there were no absolute positive contributors to performance as the bear market pushed each of the equity funds into negative territory. AIM International Growth Fund and AIM International Core Equity Fund were the largest detractors from absolute performance mostly due to their larger percentage allocations within the portfolio.

      AIM Small Cap Equity Fund and AIM International Core Equity Fund contributed the most to the Fund's equity performance on a relative basis when compared with the components of the Fund's custom style-specific index, the Custom Moderate Growth Allocation Index.

      The largest relative detractors from performance within the equity component were AIM Large Cap Basic Value Fund and AIM Mid Cap Basic Value Fund. These two funds were hindered by the underperformance of their intrinsic value investment philosophy. This investment philosophy led the management team to invest in financial stocks which underperformed severely in the fourth quarter due to the credit crisis.

      The Fund's fixed-income component, consisting of AIM High Yield Fund and AIM Core Bond Fund, detracted from both absolute performance and on a relative basis when compared with the components of the Custom Moderate Allocation Index. AIM High Yield Fund was hurt by its investment strategy which entails investing in lower quality, higher yielding bonds.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Moderate Growth Allocation Fund.

1     Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[WENDLER PHOTO]

GARY WENDLER

Director of Product Strategy and Investments Services, is manager of AIM Moderate Growth Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares                 AAMGX
Class B Shares                 AMBGX
Class C Shares                 ACMGX
Class R Shares                 RAMGX
Class Y Shares                 AAMYX

21 AIM ALLOCATION FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY -- AIM MODERATELY CONSERVATIVE ALLOCATION FUND

Equity markets in 2008 generally provided negative returns rivaling the worst bear markets in history. Against this backdrop, AIM Moderately Conservative Allocation Fund, at net asset value, outperformed the broad-based S&P 500 Index as exposure to bonds cushioned falling stock prices.+ However, the Fund underperformed the Custom Moderately Conservative Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds.#

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                              -21.20%
Class B Shares                                                              -21.69
Class C Shares                                                              -21.57
Class R Shares                                                              -21.31
Class Y Shares*                                                             -21.13
S&P 500 Index+ (Broad Market Index)                                         -36.99
Custom Moderately Conservative Allocation Index# (Style-Specific Index)     -15.96
Lipper Mixed-Asset Target Allocation Conservative Funds Index#
(Peer Group Index)                                                          -16.20

+     Lipper Inc.;

#     Invesco Aim, Lipper, Inc.

* Share class incepted during the fiscal year. See page 11 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Moderately Conservative Allocation Fund is intended for investors with a low to moderate risk tolerance. The Fund invests in 16 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (mid and large). These underlying funds include six bond funds, which represent 60% of the portfolio, and 10 stock funds, which represent the remaining 40% of the portfolio.

      While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

      We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

      While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight, and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed

PORTFOLIO COMPOSITION

                                          Target        % of Total Net Assets
Asset Class                             Allocation          As of 12/31/08
Intermediate Term Investment Grade        39.00%               47.21%
International/Globa Blend                  5.00                 3.98
International/Global Growth                2.50                 1.98
Large Cap Growth                          11.25                 9.03
Large Cap Value                           11.25                 8.64
Mid Cap Growth                             2.50                 1.81
Mid Cap Value                              2.50                 1.70
Real Estate                                2.50                 1.98
Sector                                     2.50                 1.83
Short Term Maturity                       12.00                13.99
Taxable Non-Investment Grade               9.00                 8.00
Other Assets Less Liabilities              0.00                -0.15

Total Net Assets               $ 82.4 million

22 AIM ALLOCATION FUNDS
growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar it negatively affected the relative return of foreign equities.

      Within the Fund's fixed-income component, AIM U.S. Government Fund and AIM International Total Return Fund were the Fund's only absolute contributors to performance. Additionally, these two funds were the only fixed-income funds that contributed to the Fund's relative fixed-income performance when compared with the components of the Fund's custom style-specific index, the Custom Moderately Conservative Allocation Index.

      Within the Fund's equity component, there were no positive absolute contributors to performance as the bear market pushed each of the equity funds into negative territory. The largest detractors from absolute performance were AIM Large Cap Basic Value Fund, AIM Structured Growth Fund and AIM Large Cap Growth Fund.

      The largest contributors to relative equity performance when compared with the components of the Fund's custom style-specific index were AIM Structured Value Fund, AIM International Core Equity Fund and AIM Select Real Estate Income Fund.

      The largest relative detractors within the equity component were AIM Large Cap Basic Value Fund, AIM Structured Growth Fund and AIM Mid Cap Basic Value Fund.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We remain committed to our asset allocation strategies, and as always, we thank you for your investment in AIM Moderately Conservative Allocation Fund.

1     Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[WENDLER PHOTO]

GARY WENDLER

Director of Product Strategy and Investments Services, is manager of AIM Moderately Conservative Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares                 CAAMX
Class B Shares                 CMBAX
Class C Shares                 CACMX
Class R Shares                 CMARX
Class Y Shares                 CAAYX

23 AIM ALLOCATION FUNDS

AIM CONSERVATIVE ALLOCATION FUND'S AND AIM MODERATELY CONSERVATIVE ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTENT WITH A LOWER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

AIM GROWTH ALLOCATION FUND'S AND AIM MODERATE GROWTH ALLOCATION FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH A HIGHER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

AIM MODERATE ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTENT WITH A MODERATE LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

O Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

O     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

O Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

O Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

O Class Y shares are available only to certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN AIM ALLOCATION FUNDS

                                                                                        AIM MODERATE    AIM MODERATELY
                                   AIM CONSERVATIVE     AIM GROWTH      AIM MODERATE       GROWTH        CONSERVATIVE
                                      ALLOCATION     ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND
Concentration Risk                                          x                                 x
Convertible Securities Risk               x                 x              x                  x                x
Counterparty Risk                                           x                                 x
Credit Risk                               x                 x              x                  x                x
Currency/Exchange Rate Risk               x                                x                  x                x
Dollar Roll Transaction Risk              x                                x                  x                x
Equity Securities Risk                    x                 x              x                  x                x
Foreign Securities Risk                   x                 x              x                  x                x
Fund of Funds Risk                        x                 x              x                  x                x
"Growth" Investing Risk                   x                 x              x                  x                x
High-Coupon U.S. Government               x                                x                  x                x
Agency Mortgage-Backed
Securities Risk
High Yield Risk                           x                 x              x                  x                x
Independent Management of Sector                            x
Risk
Industry Focus Risk                       x
Interest Rate Risk                        x                 x              x                  x                x
Leveraging & Derivatives Risk             x                 x              x                  x                x
Liquidity Risk                            x
Management Risk                           x                 x              x                  x                x
Market Cap Risk (Small and Mid)                             x                                 x
Market Risk                               x                 x              x                  x                x
Money Market Fund Risk                    x
Mortgage-Backed Securities Risk           x                                x                                   x
Municipal Securities Risk                 x
Nondiversification Risk                   x                                x                                   x
Prepayment Risk                           x
Reinvestment Risk                                                          x                  x                x
Repurchase Agreement Risk                 x
Reverse Repurchase Agreement                                                                                   x
Risk
Risks Relating to Banking and             x                                x
Financial Services Industries
Sector Fund Risk                                            x                                 x
Unseasoned Issuer Risk                                      x                                 x
U.S. Government Obligations Risk          x                 x              x                  x                x
"Value" Investing Risk                    x                 x              x                  x                x

24 AIM ALLOCATION FUNDS

PRINCIPAL RISKS DEFINED

o CONCENTRATION RISK: Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

o CONVERTIBLE SECURITIES RISK: The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

o COUNTERPARTY RISK: Individually negotiated, or over-the-counter, derivates are also subject to counterparty risk -- the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

o CREDIT RISK: Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations, including making timely payment of interest and principal.

o CURRENCY/EXCHANGE RATE RISK: The Fund is subject to currency/exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

o DOLLAR ROLL TRANSACTION RISK: Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

o EQUITY SECURITIES RISK: Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

o FOREIGN SECURITIES RISK: Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

o FUND OF FUNDS RISK: The Fund pursues its investment objectives by investing its assets in other underlying AIM funds rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance depends on the investment performance of the underlying funds. There is risk that the advisor's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The advisor has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

o "GROWTH" INVESTING RISK: The Fund invests in "growth" stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

o     HIGH-COUPON U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES RISK:
      High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

o HIGH YIELD RISK: Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

o INDEPENDENT MANAGEMENT OF SECTOR RISK: The Fund's investments in different independently managed sectors create allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the Fund's net asset value when one of the sectors is performing more poorly than the other(s). Active rebalancing of the Fund among the sectors may result in increased transaction costs.

o INDUSTRY FOCUS RISK: To the extent that an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend to a greater extent on the overall condition of those industries.

o INTEREST RATE RISK: Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

o LEVERAGING AND DERIVATIVES RISK: The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counterparty risk -- the risk that the other party will not complete the transaction with the Fund.

o LIQUIDITY RISK: A majority of the Fund's assets are likely to be invested in loans continued on page 26

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

25 AIM ALLOCATION FUNDS
      and securities that are less liquid than those rated on national exchanges.

o MANAGEMENT RISK: There is no guarantee that the investment techniques and risk analysis used by the Fund's portfolio managers will produce the desired results.

o MARKET CAP RISK (SMALL AND MID): Small- and mid-cap companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in these sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, limited product lines, less publicly available information, illiquidity, restricted resale or less frequent trading.

o MARKET RISK: The prices of securities held by the Fund may decline in response to market risks.

o MONEY MARKET FUND RISK: An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund, and the yield will vary.

o MORTGAGE-BACKED SECURITIES RISK: The Fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

o MUNICIPAL SECURITIES RISK: The value of, payment of interest on and repayment of principal for the Fund as well as the Fund's ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.

o NONDIVERSIFICATION RISK: Nondiversification increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

o PREPAYMENT RISK: The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund.

o REINVESTMENT RISK: Reinvestment risk is the risk that a bond's cash flows will be reinvested at an interest rate below that of the original bond.

o REPURCHASE AGREEMENT RISK: If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement.

o REVERSE REPURCHASE AGREEMENT RISK: Reverse repurchase agreements and dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

o RISKS RELATING TO BANKING AND FINANCIAL SERVICES INDUSTRIES: To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund's performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

o SECTOR FUND RISK: The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

o UNSEASONED ISSUER RISK: Start-up or early stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services.

o U.S. GOVERNMENT OBLIGATIONS RISK: The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

o "VALUE" INVESTING RISK: The Fund invests in "value" stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

ABOUT INDEXES USED IN THIS REPORT

o The S&P 500--REGISTERED TRADEMARK-- INDEX is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

o The CUSTOM CONSERVATIVE ALLOCATION INDEX, created by Invesco Aim to serve as a benchmark for AIM Conservative Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE --REGISTERED TRADEMARK-- Index is an unman-aged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.

o The LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

o The CUSTOM GROWTH ALLOCATION INDEX, created by Invesco Aim to serve as a benchmark for AIM Growth Allocation Fund, is composed of the following

26 AIM ALLOCATION FUNDS
      indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

o The LIPPER MULTI-CAP CORE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index.

o The CUSTOM MODERATE ALLOCATION INDEX, created by Invesco Aim to serve as a benchmark for AIM Moderate Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unman-aged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

o The LIPPER MIXED-ASSET TARGET ALLOCATION MODERATE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These funds, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

o The CUSTOM MODERATE GROWTH ALLOCATION INDEX, created by Invesco Aim to serve as a benchmark for AIM Moderate Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell--REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE--REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes:
      U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

o The LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. These funds, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

o The CUSTOM MODERATELY CONSERVATIVE ALLOCATION INDEX, created by Invesco Aim to serve as a benchmark for AIM Moderately Conservative Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

o The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

OTHER INFORMATION

o The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

27 AIM ALLOCATION FUNDS

SCHEDULE OF INVESTMENTS

December 31, 2008

AIM CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.12%(a)


                                                                   CHANGE IN
                 % OF                                             UNREALIZED
                  NET       VALUE     PURCHASES     PROCEEDS     APPRECIATION       REALIZED      DIVIDEND    SHARES       VALUE
                ASSETS    12/31/07     AT COST     FROM SALES   (DEPRECIATION)    GAIN (LOSS)      INCOME    12/31/08    12/31/08
-----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-15.34%

AIM Charter
  Fund            4.29% $  5,927,791 $ 2,276,783  $ (1,086,498)  $ (2,150,019)    $    64,649    $   91,991    422,917 $  5,032,706
-----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund            1.56%    2,787,949   1,442,423      (446,653)    (1,703,918)       (254,850)       48,346    273,196    1,824,951
-----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth
  Fund(b)         1.97%    3,204,501   1,010,903      (520,064)    (1,363,074)        (21,628)           --    273,772    2,310,638
-----------------------------------------------------------------------------------------------------------------------------------
AIM Multi-
  Sector Fund     1.73%    2,949,052   1,154,882      (484,732)    (1,558,236)         59,363        15,349    130,609    2,029,670
-----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund     1.82%    3,144,633   1,130,711      (488,724)    (1,556,286)        (96,685)       16,800    319,409    2,133,649
-----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund      2.08%    2,800,602   1,388,352      (512,507)    (1,103,335)       (137,175)       63,649    342,607    2,435,937
-----------------------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Endeavor Fund   1.89%    5,184,307   1,414,421    (2,968,480)    (1,159,828)       (260,057)       35,003    260,043    2,210,363
===================================================================================================================================
  Total
     Domestic
     Equity
     Funds                25,998,835   9,818,475    (6,507,658)   (10,594,696)       (646,383)      271,138              17,977,914
===================================================================================================================================


FIXED-INCOME
  FUNDS-69.33%

AIM Core Bond
  Fund           23.37%   27,455,265  11,212,293    (6,261,549)    (4,164,333)       (850,361)    2,481,958  3,173,965   27,391,315
-----------------------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate Fund       5.64%    8,280,864   3,834,633    (1,554,443)    (3,449,006)       (494,172)      598,433  1,236,986    6,617,876
-----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Total Return
  Fund            4.54%    5,267,623   1,691,937    (1,649,309)        28,932          64,955        20,842    486,323    5,320,375
-----------------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Treasury Fund   9.58%   10,046,134   3,465,101    (2,625,743)       266,767          73,793       290,432  1,065,090   11,226,052
-----------------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund      26.20%   29,519,969  11,790,260    (6,738,658)    (3,183,796)       (672,957)    2,266,261  3,571,490   30,714,818
===================================================================================================================================
  Total Fixed-
     Income
     Funds                80,569,855  31,994,224   (18,829,702)   (10,501,436)     (1,878,742)    5,657,926              81,270,436
===================================================================================================================================


FOREIGN EQUITY
  FUNDS-1.88%

AIM
  International
  Core Equity
  Fund            1.88%    2,985,651   1,224,466      (477,556)    (1,459,256)        (67,545)       98,853    265,115    2,205,760
===================================================================================================================================


REAL ESTATE
  FUNDS-1.87%

AIM Select Real
  Estate Income
  Fund            1.87%           --   4,093,593      (439,210)    (1,293,725)       (172,018)      123,713    396,493    2,188,640
===================================================================================================================================


MONEY MARKET
  FUNDS-11.70%

Liquid Assets
  Portfolio      11.70%   12,337,623   4,258,937    (2,879,324)            --              --       395,660 13,717,236   13,717,236
===================================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  MUTUAL FUNDS
  (Cost
  $140,861,528) 100.12% $121,891,964 $51,389,695  $(29,133,450)  $(23,849,113)(c) $(2,764,688)(c)$6,547,290            $117,359,986
===================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES    (0.12)%                                                                                                   (137,736)
===================================================================================================================================
NET ASSETS      100.00%                                                                                                $117,222,250
===================================================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        AIM ALLOCATION FUNDS

December 31, 2008


AIM GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.18%(a)


                                                                    CHANGE IN
                 % OF                                              UNREALIZED
                  NET       VALUE     PURCHASES      PROCEEDS     APPRECIATION     REALIZED       DIVIDEND    SHARES      VALUE
                ASSETS    12/31/07     AT COST      FROM SALES   (DEPRECIATION)   GAIN (LOSS)      INCOME    12/31/08   12/31/08
----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-64.44%

AIM Dynamics
  Fund(b)         4.62% $ 36,048,799 $ 3,415,213  $  (3,991,616)  $ (17,402,011) $     40,625    $       -- 1,386,754 $ 18,111,010
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund            7.27%   59,960,276   9,068,422     (6,483,477)    (30,510,707)   (3,533,790)      763,073 4,266,575   28,500,724
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth
  Fund(b)        10.70%   79,155,178   3,165,976    (12,154,977)    (28,265,035)       33,714            -- 4,968,585   41,934,856
----------------------------------------------------------------------------------------------------------------------------------
AIM Multi-
  Sector Fund    11.68%   90,829,497   6,369,710    (12,555,907)    (39,218,039)    2,407,575       349,276 2,945,294   45,769,872
----------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap
  Growth
  Fund(b)        10.43%   72,711,325   6,609,697     (8,502,258)    (27,957,545)      (36,415)           -- 2,332,896   40,872,332
----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund     9.86%   77,617,766   3,472,598     (8,907,079)    (31,969,460)   (1,594,437)      306,622 5,781,346   38,619,388
----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund      9.88%   60,252,728   7,930,996     (7,494,990)    (19,909,811)   (2,081,023)    1,018,083 5,442,743   38,697,900
==================================================================================================================================
  Total
     Domestic
     Equity
     Funds               476,575,569  40,032,612    (60,090,304)   (195,232,608)   (4,763,751)    2,437,054            252,506,082
==================================================================================================================================


FIXED-INCOME
  FUNDS-5.96%

AIM High Yield
  Fund            5.96%   36,384,504   4,756,805     (6,167,686)    (10,055,644)   (1,577,055)    3,173,817 8,104,487   23,340,924
==================================================================================================================================


FOREIGN EQUITY
  FUNDS-25.33%

AIM
  International
  Core Equity
  Fund           12.70%   92,056,511   6,205,853    (10,399,252)    (36,915,704)   (1,177,945)    2,248,383 5,981,907   49,769,463
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund    12.63%   93,962,662   5,292,049    (11,088,245)    (40,049,468)    1,347,184     1,334,579 2,633,875   49,464,182
==================================================================================================================================
  Total Foreign
     Equity
     Funds               186,019,173  11,497,902    (21,487,497)    (76,965,172)      169,239     3,582,962             99,233,645
==================================================================================================================================


REAL ESTATE
  FUNDS-4.45%

AIM Global Real
  Estate Fund     4.45%           --  37,044,517     (3,406,478)    (14,429,980)   (1,743,392)      423,966 2,382,611   17,440,711
----------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund            0.00%   33,168,286     994,950    (37,355,661)      9,841,202    (6,648,777)      131,133        --           --
==================================================================================================================================
  Total Real
     Estate
     Funds                33,168,286  38,039,467    (40,762,139)     (4,588,778)   (8,392,169)      555,099             17,440,711
==================================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  MUTUAL FUNDS
  (Cost
  $636,327,415) 100.18% $732,147,532 $94,326,786  $(128,507,626)  $(286,842,202) $(14,563,736)(c)$9,748,932           $392,521,362
==================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES    (0.18)%                                                                                                  (694,005)
==================================================================================================================================
NET ASSETS      100.00%                                                                                               $391,827,357
==================================================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        AIM ALLOCATION FUNDS

December 31, 2008


AIM MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.15%(a)


                                                                 CHANGE IN
                 % OF                                           UNREALIZED
                  NET      VALUE     PURCHASES     PROCEEDS    APPRECIATION       REALIZED        DIVIDEND    SHARES       VALUE
                ASSETS   12/31/07     AT COST     FROM SALES  (DEPRECIATION)     GAIN (LOSS)       INCOME    12/31/08    12/31/08
-----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-33.78%

AIM Capital
  Development
  Fund(b)         3.22%$ 37,430,178 $ 1,192,258 $  (7,566,442) $ (13,680,983)   $ (1,798,661)   $        --  1,530,093 $ 15,576,350
-----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund            3.61%  36,182,198   5,738,618    (3,473,064)   (19,022,725)     (1,945,758)       469,107  2,616,657   17,479,269
-----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth
  Fund(b)         5.82%  52,313,375   1,613,877    (6,738,884)   (19,294,432)        283,666             --  3,338,578   28,177,602
-----------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap
  Basic Value
  Fund            3.01%  36,935,154   3,208,301    (6,538,062)   (17,628,668)        577,378         16,709  2,496,530   14,554,769
-----------------------------------------------------------------------------------------------------------------------------------
AIM Multi-
  Sector Fund     4.07%  38,392,019   2,394,236    (4,307,660)   (16,763,247)        845,644        150,492  1,265,903   19,672,129
-----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund     5.36%  51,278,660   2,094,319    (4,851,867)   (21,393,841)     (1,189,587)       206,463  3,882,887   25,937,684
-----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund      4.91%  36,352,557   5,054,709    (4,094,017)   (12,275,685)     (1,258,659)       627,260  3,344,431   23,778,905
-----------------------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Small
  Companies
  Fund            3.78%  35,865,195   1,577,490    (4,965,586)   (13,534,749)       (421,481)       138,161  2,110,138   18,273,798
===================================================================================================================================
  Total
     Domestic
     Equity
     Funds              324,749,336  22,873,808   (42,535,582)  (133,594,330)     (4,907,458)     1,608,192             163,450,506
===================================================================================================================================


FIXED-INCOME
  FUNDS-48.49%

AIM Core Bond
  Fund           29.50% 187,013,322  20,101,810   (36,601,549)   (23,385,797)     (4,403,291)    14,184,224 16,538,180  142,724,495
-----------------------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate Fund       2.91%  23,044,053   2,663,464    (2,760,898)    (7,921,023)       (928,166)     1,422,463  2,635,034   14,097,430
-----------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund            9.34%  69,195,698   8,438,414    (9,849,111)   (19,614,395)     (2,974,822)     6,113,950 15,692,980   45,195,784
-----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Total Return
  Fund            3.43%  21,538,918   1,009,159    (6,134,975)       158,709         322,569         65,442  1,517,021   16,596,214
-----------------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund       3.31%  20,021,197   1,952,041    (3,850,768)    (1,776,878)       (343,306)     1,308,209  1,860,731   16,002,286
===================================================================================================================================
  Total Fixed-
     Income
     Funds              320,813,188  34,164,888   (59,197,301)   (52,539,384)     (8,327,016)    23,094,288             234,616,209
===================================================================================================================================


FOREIGN EQUITY
  FUNDS-15.43%

AIM
  International
  Core Equity
  Fund            8.84%  77,836,457   5,431,109    (7,632,094)   (31,822,244)     (1,034,746)     1,937,504  5,141,645   42,778,482
-----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund     6.59%  59,608,366   3,081,822    (5,805,133)   (25,505,266)        509,115        862,598  1,698,025   31,888,904
===================================================================================================================================
  Total Foreign
     Equity
     Funds              137,444,823   8,512,931   (13,437,227)   (57,327,510)       (525,631)     2,800,102              74,667,386
===================================================================================================================================


REAL ESTATE
  FUNDS-2.45%

AIM Real Estate
  Fund            2.45%          --  23,774,973    (2,070,519)    (8,901,768)       (858,176)       375,030    841,737   11,868,490
===================================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  MUTUAL FUNDS
  (Cost
  $699,210,775) 100.15%$783,007,347 $89,326,600 $(117,240,629) $(252,362,992)(c)$(14,618,281)(c)$27,877,612            $484,602,591
===================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES    (0.15)%                                                                                                   (749,676)
===================================================================================================================================
NET ASSETS      100.00%                                                                                                $483,852,915
===================================================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        AIM ALLOCATION FUNDS

December 31, 2008


AIM MODERATE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.12%(a)


                                                                  CHANGE IN
                 % OF                                            UNREALIZED
                  NET       VALUE     PURCHASES    PROCEEDS     APPRECIATION     REALIZED        DIVIDEND    SHARES       VALUE
                ASSETS    12/31/07     AT COST    FROM SALES   (DEPRECIATION)   GAIN (LOSS)       INCOME    12/31/08    12/31/08
----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-50.57%

AIM Dynamics
  Fund(b)         3.93% $ 24,752,482 $ 1,745,425 $ (3,664,425)  $ (10,904,753) $   (547,301)   $        --    871,472 $ 11,381,428
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund            5.50%   32,954,012   6,341,438   (3,693,095)    (16,341,085)   (3,324,423)       425,853  2,385,338   15,936,847
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth
  Fund(b)         8.34%   44,779,891   3,014,309   (6,863,286)    (15,704,896)   (1,075,789)            --  2,861,756   24,150,229
----------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap
  Basic Value
  Fund            4.09%   24,025,178   5,950,684   (2,740,969)    (13,053,673)     (725,061)        13,530  2,030,393   11,837,192
----------------------------------------------------------------------------------------------------------------------------------
AIM Multi-
  Sector Fund     6.62%   37,407,786   3,793,980   (5,201,145)    (15,571,880)     (386,344)       146,094  1,234,203   19,179,508
----------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap
  Equity Fund     6.95%   36,656,856   2,863,820   (8,762,020)     (7,950,967)   (2,483,971)        81,165  2,477,571   20,117,872
----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund     7.68%   43,933,750   3,374,159   (5,118,141)    (18,336,739)   (1,605,700)       176,331  3,330,438   22,247,329
----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund      7.46%   33,121,041   5,699,902   (4,533,089)    (11,028,412)   (1,646,666)       567,640  3,039,772   21,612,776
==================================================================================================================================
  Total
     Domestic
     Equity
     Funds               277,630,996  32,783,717  (40,576,170)   (108,892,405)  (11,795,255)     1,410,613             146,463,181
==================================================================================================================================


FIXED-INCOME
  FUNDS-25.12%

AIM Core Bond
  Fund           13.88%   52,719,527   7,756,607  (12,023,706)     (6,683,109)   (1,574,326)     4,100,448  4,657,589   40,194,993
----------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund           11.24%   49,939,002   8,167,715   (8,594,229)    (14,090,410)   (2,847,638)     4,511,546 11,310,570   32,574,440
==================================================================================================================================
  Total Fixed-
     Income
     Funds               102,658,529  15,924,322  (20,617,935)    (20,773,519)   (4,421,964)     8,611,994              72,769,433
==================================================================================================================================


FOREIGN EQUITY
  FUNDS-21.06%

AIM
  International
  Core Equity
  Fund           10.56%   55,588,814   5,649,751   (6,367,043)    (21,990,378)   (2,286,505)     1,379,690  3,677,240   30,594,639
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund    10.50%   56,719,771   4,855,250   (6,515,783)    (23,536,068)   (1,116,093)       818,975  1,619,120   30,407,077
==================================================================================================================================
  Total Foreign
     Equity
     Funds               112,308,585  10,505,001  (12,882,826)    (45,526,446)   (3,402,598)     2,198,665              61,001,716
==================================================================================================================================


REAL ESTATE
  FUNDS-3.37%

AIM Global Real
  Estate Fund     3.37%           --  21,248,753   (2,098,959)     (8,006,234)   (1,377,376)       242,874  1,332,351    9,752,812
----------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund            0.00%   11,384,984     546,699  (13,057,681)      4,017,250    (2,891,252)        45,943         --           --
==================================================================================================================================
  Total Real
     Estate
     Funds                11,384,984  21,795,452  (15,156,640)     (3,988,984)   (4,268,628)       288,817               9,752,812
==================================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  MUTUAL FUNDS
  (Cost
  $462,252,509) 100.12% $503,983,094 $81,008,492 $(89,233,571)  $(179,181,354) $(23,888,445)(c)$12,510,089            $289,987,142
==================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES    (0.12)%                                                                                                  (334,416)
==================================================================================================================================
NET ASSETS      100.00%                                                                                               $289,652,726
==================================================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        AIM ALLOCATION FUNDS

December 31, 2008


AIM MODERATELY CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.15%(a)


                                                                   CHANGE IN
                 % OF                                             UNREALIZED
                  NET       VALUE     PURCHASES     PROCEEDS     APPRECIATION       REALIZED      DIVIDEND    SHARES     VALUE
                ASSETS    12/31/07     AT COST     FROM SALES   (DEPRECIATION)    GAIN (LOSS)      INCOME    12/31/08   12/31/08
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-23.02%

AIM Capital
  Development
  Fund(b)         1.81%    2,602,249 $   871,984  $   (507,352)    (1,144,861)       (327,981)           --   146,762   1,494,039
---------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund            3.69%    5,668,195   2,166,957    (1,056,679)    (2,832,274)       (902,454)       80,291   455,650   3,043,745
---------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth
  Fund(b)         4.70%    6,527,069   1,307,802    (1,282,215)    (2,452,924)       (228,491)           --   458,678   3,871,241
---------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap
  Basic Value
  Fund            1.70%    5,139,067   1,005,804    (2,718,202)    (1,252,889)       (579,762)        1,586   240,875   1,404,304
---------------------------------------------------------------------------------------------------------------------------------
AIM Multi-
  Sector Fund     1.83%    2,667,466     697,835      (526,483)    (1,157,055)       (104,395)       11,369    97,183   1,510,217
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund     4.34%    6,403,960   1,543,112    (1,185,499)    (2,816,439)       (372,500)       27,999   534,825   3,572,634
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund      4.95%    5,697,645   2,057,525    (1,280,268)    (1,936,744)       (457,436)      106,110   573,941   4,080,722
=================================================================================================================================
  Total
     Domestic
     Equity
     Funds                34,705,651   9,651,019    (8,556,698)   (13,593,186)     (2,973,019)      227,355            18,976,902
=================================================================================================================================


FIXED-INCOME
  FUNDS-69.19%

AIM Core Bond
  Fund           25.49%   25,373,162   7,303,554    (7,201,109)    (3,331,927)     (1,128,264)    2,144,334 2,435,158  21,015,416
---------------------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate Fund       4.31%    5,344,069   1,774,729    (1,255,315)    (1,825,467)       (486,638)      361,233   663,809   3,551,378
---------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund            3.69%    4,280,082   1,343,988      (966,241)    (1,245,278)       (367,125)      415,486 1,057,440   3,045,426
---------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Total Return
  Fund            4.23%    4,166,486     880,476    (1,526,406)        12,901          22,334        13,606   319,147   3,491,465
---------------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund      13.99%   13,335,671   3,712,623    (3,864,453)    (1,227,795)       (423,840)      961,041 1,340,954  11,532,206
---------------------------------------------------------------------------------------------------------------------------------
AIM U.S.
  Government
  Fund           17.48%   14,927,695   3,773,292    (5,150,888)       840,349          20,035       792,409 1,571,481  14,410,483
=================================================================================================================================
  Total Fixed-
     Income
     Funds                67,427,165  18,788,662   (19,964,412)    (6,777,217)     (2,363,498)    4,688,109            57,046,374
=================================================================================================================================


FOREIGN EQUITY
  FUNDS-5.96%

AIM
  International
  Core Equity
  Fund            3.98%    5,398,355   1,517,863    (1,026,669)    (2,160,597)       (445,883)      146,448   394,600   3,283,069
---------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund     1.98%    2,752,161     714,755      (514,261)    (1,187,946)       (133,711)       43,451    86,848   1,630,998
=================================================================================================================================
  Total Foreign
     Equity
     Funds                 8,150,516   2,232,618    (1,540,930)    (3,348,543)       (579,594)      189,899             4,914,067
=================================================================================================================================


REAL ESTATE
  FUNDS-1.98%

AIM Select Real
  Estate Income
  Fund            1.98%           --   3,366,631      (496,796)      (987,930)       (252,563)      103,320   295,171   1,629,342
=================================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  MUTUAL FUNDS
  (Cost
  $107,687,471) 100.15% $110,283,332 $34,038,930  $(30,558,836)  $(24,706,876)(c) $(6,168,674)(c)$5,208,683           $82,566,685
=================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES    (0.15)%                                                                                                 (125,066)
=================================================================================================================================
NET ASSETS      100.00%                                                                                               $82,441,619
=================================================================================================================================




Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $83,763, $298,166, and $64,326 of return of capital from AIM International Total Return Fund held by the AIM Conservative Allocation Fund, AIM Moderate Allocation Fund, and AIM Moderately Conservative Allocation Fund, respectively. Includes $90,659, $4,039,391, $3,211,289, $2,701,074, and $256,865 of capital gains from affiliated underlying funds from AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, and AIM Moderately Conservative Allocation Fund, respectively.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        AIM ALLOCATION FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




                                                                                                       AIM               AIM
                                                 AIM               AIM               AIM             MODERATE         MODERATELY
                                             CONSERVATIVE         GROWTH           MODERATE           GROWTH         CONSERVATIVE
                                           ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS:

Investments in affiliated underlying
  funds, at value                            $117,359,986     $ 392,521,362     $ 484,602,591     $ 289,987,142      $ 82,566,685
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Receivables for:
  Investments sold -- affiliated
     underlying funds                                  --           432,827         1,458,132                --                --
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Fund shares sold                                281,755           619,098           500,332           469,704           258,655
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Dividends from affiliated funds                  21,979                --                --                --                --
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Fund expenses absorbed                            4,552            29,613            11,511                --             9,978
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Investment for trustee deferred
  compensation and retirement plans                 8,058             9,864            10,517             7,125             6,129
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Other assets                                       20,901            24,425            26,215            21,230            18,852
========================================   ===============   ===============   ===============   ===============   ===============
     Total assets                             117,697,231       393,637,189       486,609,298       290,485,201        82,860,299
========================================   ===============   ===============   ===============   ===============   ===============



LIABILITIES:

Payables for:
  Investments purchased -- affiliated
     underlying funds                              99,691                --                --           162,080           153,816
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Fund shares reacquired                          249,352         1,422,014         2,311,936           361,551           164,394
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Accrued fees to affiliates                       78,881           303,405           341,517           229,606            52,221
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Accrued operating expenses                       33,912            50,170            61,316            58,730            39,414
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Trustee deferred compensation and
  retirement plans                                 13,145            34,243            41,614            20,508             8,835
========================================   ===============   ===============   ===============   ===============   ===============
     Total liabilities                            474,981         1,809,832         2,756,383           832,475           418,680
========================================   ===============   ===============   ===============   ===============   ===============
Net assets applicable to shares
  outstanding                                $117,222,250     $ 391,827,357     $ 483,852,915     $ 289,652,726      $ 82,441,619
========================================   ===============   ===============   ===============   ===============   ===============



NET ASSETS CONSIST OF:

Shares of beneficial interest                $143,525,070     $ 644,682,973     $ 704,429,321     $ 475,941,170      $112,510,071
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Undistributed net investment income               569,399         5,533,849         8,918,198         9,975,694         1,375,313
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Undistributed net realized gain (loss)         (3,370,677)      (14,583,412)      (14,886,420)      (23,998,771)       (6,322,979)
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Unrealized appreciation (depreciation)        (23,501,542)     (243,806,053)     (214,608,184)     (172,265,367)      (25,120,786)
========================================   ===============   ===============   ===============   ===============   ===============
                                             $117,222,250     $ 391,827,357     $ 483,852,915     $ 289,652,726      $ 82,441,619
========================================   ===============   ===============   ===============   ===============   ===============




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        AIM ALLOCATION FUNDS

December 31, 2008


                                                                                                       AIM               AIM
                                                 AIM               AIM               AIM             MODERATE         MODERATELY
                                             CONSERVATIVE         GROWTH           MODERATE           GROWTH         CONSERVATIVE
                                           ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------

NET ASSETS:

Class A                                      $ 71,799,239     $ 258,135,555     $ 294,667,919     $ 199,591,053      $ 58,818,930
========================================   ===============   ===============   ===============   ===============   ===============

Class B                                      $ 17,976,757     $  65,395,138     $  85,928,317     $  40,380,125      $  8,897,106
========================================   ===============   ===============   ===============   ===============   ===============

Class C                                      $ 22,624,423     $  59,189,636     $  88,392,336     $  44,256,496      $ 13,117,626
========================================   ===============   ===============   ===============   ===============   ===============

Class R                                      $  4,246,272     $   8,385,813     $  14,176,435     $   4,911,755      $  1,551,960
========================================   ===============   ===============   ===============   ===============   ===============

Class Y                                      $    556,088     $     658,287     $     679,617     $     502,877      $     31,187
========================================   ===============   ===============   ===============   ===============   ===============

Institutional Class                          $     19,471     $      62,928     $       8,291     $      10,420      $     24,810
========================================   ===============   ===============   ===============   ===============   ===============


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                         8,429,550        33,250,115        37,441,870        25,458,416         7,041,060
========================================   ===============   ===============   ===============   ===============   ===============

Class B                                         2,123,071         8,560,978        10,947,177         5,227,333         1,070,352
========================================   ===============   ===============   ===============   ===============   ===============

Class C                                         2,673,487         7,748,997        11,264,637         5,733,964         1,574,396
========================================   ===============   ===============   ===============   ===============   ===============

Class R                                           499,843         1,085,390         1,802,318           630,590           186,021
========================================   ===============   ===============   ===============   ===============   ===============

Class Y                                            65,291            84,727            86,396            64,102             3,737
========================================   ===============   ===============   ===============   ===============   ===============

Institutional Class                                 2,304             8,048             1,051             1,323             2,962
========================================   ===============   ===============   ===============   ===============   ===============

Class A:
  Net asset value per share                  $       8.52     $        7.76     $        7.87     $        7.84      $       8.35
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Maximum offering price per share
     (Net asset value divided by 94.50%)     $       9.02     $        8.21     $        8.33     $        8.30      $       8.84
========================================   ===============   ===============   ===============   ===============   ===============

Class B:
  Net asset value and offering price per
     share                                   $       8.47     $        7.64     $        7.85     $        7.72      $       8.31
========================================   ===============   ===============   ===============   ===============   ===============

Class C:
  Net asset value and offering price per
     share                                   $       8.46     $        7.64     $        7.85     $        7.72      $       8.33
========================================   ===============   ===============   ===============   ===============   ===============

Class R:
  Net asset value and offering price per
     share                                   $       8.50     $        7.73     $        7.87     $        7.79      $       8.34
========================================   ===============   ===============   ===============   ===============   ===============

Class Y:
  Net asset value and offering price per
     share                                   $       8.52     $        7.77     $        7.87     $        7.84      $       8.35
========================================   ===============   ===============   ===============   ===============   ===============

Institutional Class:
  Net asset value and offering price per
     share                                   $       8.45     $        7.82     $        7.89     $        7.88      $       8.38
========================================   ===============   ===============   ===============   ===============   ===============

Cost of Investments in affiliated
  underlying funds                           $140,861,528     $ 636,327,415     $ 699,210,775     $ 462,252,509      $107,687,471
========================================   ===============   ===============   ===============   ===============   ===============





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        AIM ALLOCATION FUNDS

STATEMENT OF OPERATIONS

For the year ended December 31, 2008



                                                                                                       AIM               AIM
                                                 AIM               AIM               AIM             MODERATE         MODERATELY
                                             CONSERVATIVE         GROWTH           MODERATE           GROWTH         CONSERVATIVE
                                           ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------

INVESTMENT INCOME:

Dividends from affiliated underlying
  funds                                      $  6,547,290     $   9,748,932     $  27,877,612     $  12,510,089      $  5,208,683
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Other Income                                          299               355               382               242               212
========================================   ===============   ===============   ===============   ===============   ===============
     Total investment income                    6,547,589         9,749,287        27,877,994        12,510,331         5,208,895
========================================   ===============   ===============   ===============   ===============   ===============


EXPENSES:

Administrative services fees                       50,000           180,216           197,483           142,373            50,000
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Custodian fees                                     11,344            13,526            12,883            12,502            12,536
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Distribution fees:
  Class A                                         203,050         1,005,912         1,018,350           775,948           200,235
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Class B                                         200,322         1,006,834         1,263,981           582,068           108,296
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Class C                                         238,718           847,445         1,209,522           603,260           151,563
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Class R                                          24,008            56,323            97,569            28,679             7,064
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Transfer agent fees -- A, B, C, R and Y           244,295         1,628,375         1,329,566           963,618           200,318
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Transfer agent fees -- Institutional                   32                37                10                10                20
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Trustees' and officers' fees and
  benefits                                         19,384            32,944            34,826            28,057            18,586
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Registration and filing fees                       65,512           103,489            97,795            92,446            61,035
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Professional services fees                         33,548            36,471            39,888            44,606            45,119
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Other                                              24,081           104,806           123,322            83,343            26,894
========================================   ===============   ===============   ===============   ===============   ===============
     Total expenses                             1,114,294         5,016,378         5,425,195         3,356,910           881,666
========================================   ===============   ===============   ===============   ===============   ===============
Less: Expenses reimbursed and expense
  offset arrangement(s)                          (148,965)         (834,497)       (1,021,036)         (842,574)         (263,383)
========================================   ===============   ===============   ===============   ===============   ===============
     Net expenses                                 965,329         4,181,881         4,404,159         2,514,336           618,283
========================================   ===============   ===============   ===============   ===============   ===============
Net investment income                           5,582,260         5,567,406        23,473,835         9,995,995         4,590,612
========================================   ===============   ===============   ===============   ===============   ===============


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) on sales of
  affiliated underlying fund shares            (2,855,347)      (18,603,127)      (17,829,570)      (26,589,519)       (6,425,539)
----------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net realized gain from distributions of
  affiliated underlying fund shares                90,659         4,039,391         3,211,289         2,701,074           256,865
========================================   ===============   ===============   ===============   ===============   ===============
Net realized gain (loss) from affiliated
  underlying fund shares                       (2,764,688)      (14,563,736)      (14,618,281)      (23,888,445)       (6,168,674)
========================================   ===============   ===============   ===============   ===============   ===============
Change in net unrealized appreciation
  (depreciation) of affiliated
  underlying fund shares                      (23,849,113)     (286,842,202)     (252,362,992)     (179,181,354)      (24,706,876)
========================================   ===============   ===============   ===============   ===============   ===============
Net increase (decrease) in net assets
  resulting from operations                  $(21,031,541)    $(295,838,532)    $(243,507,438)    $(193,073,804)     $(26,284,938)
========================================   ===============   ===============   ===============   ===============   ===============





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        AIM ALLOCATION FUNDS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                 AIM CONSERVATIVE                AIM GROWTH                  AIM MODERATE
                                                  ALLOCATION FUND             ALLOCATION FUND              ALLOCATION FUND
                                            --------------------------  ---------------------------  ---------------------------
                                                2008          2007           2008          2007           2008          2007
------------------------------------------  --------------------------  ---------------------------  ---------------------------

OPERATIONS:

  Net investment income                     $  5,582,260  $  4,305,191  $   5,567,406  $  8,278,242  $  23,473,835  $ 20,924,325
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Net realized gain (loss)                    (2,764,688)    2,475,293    (14,563,736)   40,911,886    (14,618,281)   30,072,705
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Change in net unrealized appreciation
     (depreciation)                          (23,849,113)   (2,407,642)  (286,842,202)   (7,628,788)  (252,362,992)   (7,128,970)
==========================================  ==========================  ===========================  ===========================
     Net increase (decrease) in net assets
       resulting from operations             (21,031,541)    4,372,842   (295,838,532)   41,561,340   (243,507,438)   43,868,060
==========================================  ==========================  ===========================  ===========================
Distributions to shareholders from net
  investment income:
  Class A                                     (3,306,228)   (2,712,663)      (190,683)   (6,440,810)   (10,470,164)  (13,255,061)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class B                                       (707,571)     (590,695)       (48,684)     (843,218)    (2,217,308)   (3,392,062)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class C                                       (878,144)     (657,014)       (44,880)     (661,995)    (2,240,551)   (3,058,087)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class R                                       (188,657)     (172,904)        (6,274)     (135,859)      (489,255)     (498,244)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class Y                                        (26,033)           --           (484)           --        (22,386)           --
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Institutional Class                               (958)      (86,011)           (46)       (1,602)          (323)         (370)
==========================================  ==========================  ===========================  ===========================
     Total distributions from net
       investment income                      (5,107,591)   (4,219,287)      (291,051)   (8,083,484)   (15,439,987)  (20,203,824)
==========================================  ==========================  ===========================  ===========================
Distributions to shareholders from net
  realized gains:
  Class A                                       (666,483)   (1,314,422)   (20,518,639)  (12,291,555)   (11,409,560)  (13,145,250)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class B                                       (172,478)     (355,623)    (5,342,664)   (3,355,676)    (3,448,116)   (4,478,775)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class C                                       (214,057)     (395,549)    (4,831,909)   (2,634,702)    (3,484,016)   (4,039,483)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class R                                        (40,365)      (89,604)      (678,997)     (313,880)      (591,937)     (538,830)
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class Y                                         (5,173)           --        (52,399)           --        (23,829)           --
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Institutional Class                               (182)      (39,182)        (4,968)       (2,445)          (320)         (338)
==========================================  ==========================  ===========================  ===========================
     Total distributions from net realized
       gains                                  (1,098,738)   (2,194,380)   (31,429,576)  (18,598,258)   (18,957,778)  (22,202,676)
==========================================  ==========================  ===========================  ===========================
Share transactions-net:
  Class A                                     14,089,841    31,577,778    (10,070,017)  231,711,523     (3,072,749)  154,849,580
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class B                                      2,245,697      (538,937)    (9,052,646)   15,605,194    (18,169,433)    6,941,328
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class C                                      5,344,849     4,200,015      3,338,948    25,047,092     (3,123,262)   25,819,939
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class R                                        397,908       715,287      2,600,734     2,318,456      3,051,783     3,996,397
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Class Y                                        622,122            --        879,053            --        825,922            --
------------------------------------------  --------------------------  ---------------------------  ---------------------------
  Institutional Class                             11,977        23,801         10,283       (63,487)           643      (153,923)
==========================================  ==========================  ===========================  ===========================
     Net increase (decrease) in net assets
       resulting from share transactions      22,712,394    35,977,944    (12,293,645)  274,618,778    (20,487,096)  191,453,321
==========================================  ==========================  ===========================  ===========================
     Net increase (decrease) in net assets    (4,525,476)   33,937,119   (339,852,804)  289,498,376   (298,392,299)  192,914,881
==========================================  ==========================  ===========================  ===========================



NET ASSETS:

  Beginning of year                          121,747,726    87,810,607    731,680,161   442,181,785    782,245,214   589,330,333
==========================================  ==========================  ===========================  ===========================
  End of year*                              $117,222,250  $121,747,726  $ 391,827,357  $731,680,161  $ 483,852,915  $782,245,214
==========================================  ==========================  ===========================  ===========================
  * Includes accumulated undistributed net
     investment income                      $    569,399  $     96,522  $   5,533,849  $    262,168  $   8,918,198  $    898,882
==========================================  ==========================  ===========================  ===========================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        AIM ALLOCATION FUNDS

For the years ended December 31, 2008 and 2007


                                                                          AIM
                                                                    MODERATE GROWTH            AIM MODERATELY CONSERVATIVE
                                                                    ALLOCATION FUND                  ALLOCATION FUND
                                                             -----------------------------    ----------------------------
                                                                  2008            2007            2008            2007
----------------------------------------------------------   -----------------------------    ----------------------------

OPERATIONS:

  Net investment income                                      $   9,995,995    $  9,693,154    $  4,590,612    $  3,384,756
----------------------------------------------------------   -----------------------------    ----------------------------
  Net realized gain (loss)                                     (23,888,445)     19,046,465      (6,168,674)      2,168,935
----------------------------------------------------------   -----------------------------    ----------------------------
  Change in net unrealized appreciation (depreciation)        (179,181,354)     (5,170,731)    (24,706,876)     (1,357,132)
==========================================================   =============================    ============================
     Net increase (decrease) in net assets resulting from
       operations                                             (193,073,804)     23,568,888     (26,284,938)      4,196,559
==========================================================   =============================    ============================
Distributions to shareholders from net investment income:
  Class A                                                         (206,733)     (7,353,632)     (2,625,592)     (2,458,720)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class B                                                          (42,891)     (1,018,349)       (325,141)       (264,969)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class C                                                          (46,256)       (989,996)       (476,570)       (342,643)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class R                                                           (5,044)       (102,750)        (63,577)        (34,184)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class Y                                                             (485)             --          (1,425)             --
----------------------------------------------------------   -----------------------------    ----------------------------
  Institutional Class                                                  (11)           (267)         (1,189)           (988)
==========================================================   =============================    ============================
     Total distributions from net investment income               (301,420)     (9,464,994)     (3,493,494)     (3,101,504)
==========================================================   =============================    ============================
Distributions to shareholders from net realized gains:
  Class A                                                      (10,994,188)     (6,151,082)       (714,330)     (1,299,940)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class B                                                       (2,285,543)     (1,241,039)       (109,734)       (177,767)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class C                                                       (2,454,402)     (1,206,490)       (160,839)       (229,877)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class R                                                         (268,559)        (95,968)        (18,482)        (19,475)
----------------------------------------------------------   -----------------------------    ----------------------------
  Class Y                                                          (25,805)             --            (381)             --
----------------------------------------------------------   -----------------------------    ----------------------------
  Institutional Class                                                 (571)           (201)           (301)           (491)
==========================================================   =============================    ============================
     Total distributions from net realized gains               (16,029,068)     (8,694,780)     (1,004,067)     (1,727,550)
==========================================================   =============================    ============================
Share transactions-net:
  Class A                                                       (9,526,613)    225,281,895      (1,354,672)     62,115,787
----------------------------------------------------------   -----------------------------    ----------------------------
  Class B                                                       (2,307,430)     16,875,875         777,786       3,203,250
----------------------------------------------------------   -----------------------------    ----------------------------
  Class C                                                        4,091,924      26,129,286       3,040,666       5,600,512
----------------------------------------------------------   -----------------------------    ----------------------------
  Class R                                                        2,300,765       3,114,974         584,472         865,609
----------------------------------------------------------   -----------------------------    ----------------------------
  Class Y                                                          615,333              --          35,678              --
----------------------------------------------------------   -----------------------------    ----------------------------
  Institutional Class                                                3,582         (58,532)          1,490         (28,540)
==========================================================   =============================    ============================
     Net increase (decrease) in net assets resulting from
       share transactions                                       (4,822,439)    271,343,498       3,085,420      71,756,618
==========================================================   =============================    ============================
     Net increase (decrease) in net assets                    (214,226,731)    276,752,612     (27,697,079)     71,124,123
==========================================================   =============================    ============================



NET ASSETS:

  Beginning of year                                            503,879,457     227,126,845     110,138,698      39,014,575
==========================================================   =============================    ============================
  End of year*                                               $ 289,652,726    $503,879,457    $ 82,441,619    $110,138,698
==========================================================   =============================    ============================
  * Includes accumulated undistributed net investment
     income                                                  $   9,975,694    $    283,708    $  1,375,313    $    279,361
==========================================================   =============================    ============================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        AIM ALLOCATION FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Series (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a "Fund"), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, and AIM Moderately Conservative Allocation Fund (collectively, the "Funds"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The investment objectives: to provide total return consistent with a lower level of risk relative to the broad stock market for AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for AIM Growth Allocation Fund and AIM Moderate Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market for AIM Moderate Allocation Fund. Each Fund is a "fund of funds", that invests in the Institutional Class of other mutual Funds ("underlying funds") advised by Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). The Advisor may change the Fund's asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

  Each Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

        Securities in the underlying funds, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.


38        AIM ALLOCATION FUNDS

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D. FEDERAL INCOME TAXES -- The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds' taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

        Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco Aim indirectly as a shareholder of the underlying funds.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Through at least June 30, 2009, Invesco Aim has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding 12b-1 plan payments and certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares for each Fund as shown in the following table under Expense Limit. The Funds operating expenses are limited to the Expense Limit plus the 12b-1 Fee.

                                                                                                                  ESTIMATED
                                                                             12B-1 FEES                         ACQUIRED FUND
                                                            -------------------------------------------       FEES AND EXPENSES
                                          EXPENSE LIMIT     CLASS A     CLASS B     CLASS C     CLASS R     FROM UNDERLYING FUND
--------------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund               0.23%          0.25%       1.00%       1.00%       0.50%             0.60%
--------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                     0.21%          0.25%       1.00%       1.00%       0.50%             0.80%
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                   0.12%          0.25%       1.00%       1.00%       0.50%             0.75%
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund            0.12%          0.25%       1.00%       1.00%       0.50%             0.77%
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation
  Fund                                         0.14%          0.25%       1.00%       1.00%       0.50%             0.69%
--------------------------------------------------------------------------------------------------------------------------------





39        AIM ALLOCATION FUNDS

  In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Funds may benefit are in the form of credits that the Funds receive from banks where the Funds or its transfer agent have deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Funds.

  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the net operating expenses will exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.

  For the year ended December 31, 2008, the Advisor reimbursed the following expenses:

                                 FUND LEVEL      CLASS A      CLASS B      CLASS C     CLASS R     CLASS Y     INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation
  Fund                             $    --      $ 90,572     $ 22,339     $ 26,620     $ 5,355       $151              $ 9
----------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund              --       540,575      135,267      113,854      15,134        410               --
----------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund            --       601,846      186,753      178,707      28,832        339                4
----------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation
  Fund                              24,268       573,432      107,538      111,454      10,597        340                6
----------------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative
  Allocation Fund                   62,868       147,753       19,978       27,959       2,606         15               20
----------------------------------------------------------------------------------------------------------------------------------




  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which each Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

  For the year ended December 31, 2008, Invesco reimbursed expenses of:

AIM Conservative Allocation Fund                                                       $  301
---------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                                              2,372
---------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                                            1,959
---------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                                                     1,205
---------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                                               177
---------------------------------------------------------------------------------------------




  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which each Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays IADI compensation at the annual rate based on the Fund's average daily net assets for each class as shown in the table above. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.


40        AIM ALLOCATION FUNDS

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Funds that IADI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDCS imposed on redemptions by shareholders:

                                                      FRONT END SALES           CONTINGENT DEFERRED SALES CHARGES
                                                          CHARGES         --------------------------------------------
                                                          CLASS A         CLASS A      CLASS B     CLASS C     CLASS R
----------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                          $ 45,867         $  227     $ 77,038     $ 6,337       $--
----------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                 260,198            623      221,787      17,641        --
----------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                               220,361          2,227      256,831      17,206        --
----------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                        187,171          2,076       92,454      10,202        --
----------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                 34,985            817       26,696       2,953        --
----------------------------------------------------------------------------------------------------------------------




  The underlying funds pay no distribution fees and the Fund's pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                INVESTMENTS IN SECURITIES INPUT LEVEL
                                                        -----------------------------------------------------
FUND NAME                                                  LEVEL 1       LEVEL 2     LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                        $117,359,986       $--         $--       $117,359,986
-------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                               392,521,362        --          --        392,521,362
-------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                             484,602,591        --          --        484,602,591
-------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                      289,987,142        --          --        289,987,142
-------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund               82,566,685        --          --         82,566,685
-------------------------------------------------------------------------------------------------------------



NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Funds received credits from these arrangements, which resulted in the reduction of the Funds' total expenses of:

                                                                 TRANSFER AGENT CREDITS     CUSTODIAN CREDITS
-------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                                         $ 3,420                   $198
-------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                                26,588                    297
-------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                              22,428                    168
-------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                                       13,575                    159
-------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                                2,007                     --
-------------------------------------------------------------------------------------------------------------





41        AIM ALLOCATION FUNDS

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

  During the year ended December 31, 2008, the Funds in aggregate paid legal fees of $20,616 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                 2008                                               2007
                            ----------------------------------------------     ----------------------------------------------
                              ORDINARY        LONG-TERM          TOTAL           ORDINARY        LONG-TERM          TOTAL
                               INCOME       CAPITAL GAIN     DISTRIBUTIONS        INCOME       CAPITAL GAIN     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
AIM Conservative
  Allocation Fund           $ 5,130,231      $ 1,076,098      $ 6,206,329      $ 4,324,110      $ 2,089,557      $ 6,413,667
-----------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation
  Fund                          352,719       31,367,908       31,720,627        8,582,898       18,098,844       26,681,742
-----------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation
  Fund                       15,507,463       18,890,302       34,397,765       20,515,342       21,891,158       42,406,500
-----------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth
  Allocation Fund               305,520       16,024,968       16,330,488        9,509,150        8,650,624       18,159,774
-----------------------------------------------------------------------------------------------------------------------------
AIM Moderately
  Conservative Allocation
  Fund                        3,499,596          997,965        4,497,561        3,145,370        1,683,684        4,829,054
=============================================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                               NET UNREALIZED
                            UNDISTRIBUTED       APPRECIATION       TEMPORARY                         SHARES OF
                               ORDINARY       (DEPRECIATION)        BOOK/TAX      CAPITAL LOSS      BENEFICIAL          TOTAL
                                INCOME         -- INVESTMENTS     DIFFERENCES     CARRYFORWARD       INTEREST        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
AIM Conservative
  Allocation Fund             $  586,212       $ (26,477,129)       $(16,811)     $   (395,092)    $143,525,070     $117,222,250
--------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation
  Fund                         5,572,583        (248,507,613)        (38,733)       (9,881,853)     644,682,973      391,827,357
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation
  Fund                         8,964,600        (222,240,650)        (46,402)       (7,253,954)     704,429,321      483,852,915
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth
  Allocation Fund              9,999,445        (177,684,302)        (23,752)      (18,579,835)     475,941,170      289,652,726
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderately
  Conservative Allocation
  Fund                         1,386,938         (27,030,509)        (11,625)       (4,413,256)     112,510,071       82,441,619
================================================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Funds have a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                        2016
-----------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                                                    $   395,092
-----------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                                            9,881,853
-----------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                                          7,253,954
-----------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                                                  18,579,835
-----------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                                           4,413,256
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


42        AIM ALLOCATION FUNDS

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

                                                                                     AT DECEMBER 31, 2008
                                 FOR THE YEAR ENDED          -------------------------------------------------------------------
                                 DECEMBER 31, 2008*                                                               NET UNREALIZED
                            ----------------------------      FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
                             PURCHASES          SALES           COST**        APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
AIM Conservative
  Allocation Fund           $47,130,758     $ 26,254,126     $143,837,115      $  646,878       $ (27,124,007)     $ (26,477,129)
--------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation
  Fund                       94,326,786      128,507,626      641,028,975              --        (248,507,613)      (248,507,613)
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation
  Fund                       89,326,600      117,240,629      706,843,241         982,153        (223,222,803)      (222,240,650)
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth
  Allocation Fund            81,008,492       89,233,571      467,671,444              --        (177,684,302)      (177,684,302)
--------------------------------------------------------------------------------------------------------------------------------
AIM Moderately
  Conservative Allocation
  Fund                       34,038,930       30,558,836      109,597,194       1,088,316         (28,118,825)       (27,030,509)
================================================================================================================================




 * Excludes U.S. Treasury obligations and money market funds, if any.
** Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2008. These reclassifications had no effect on the net assets of each Fund.

                                                                  UNDISTRIBUTED NET       UNDISTRIBUTED NET
                                                                  INVESTMENT INCOME     REALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                                       $ (1,792)               $ 1,792
------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                               (4,674)                 4,674
------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                            (14,532)                14,532
------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                                      (2,589)                 2,589
------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                              (1,166)                 1,166
============================================================================================================





43        AIM ALLOCATION FUNDS

NOTE 10--SHARE INFORMATION

AIM CONSERVATIVE ALLOCATION FUND


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                      YEAR ENDED
                                                                 DECEMBER 31, 2008(a)             DECEMBER 31, 2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     4,991,592     $ 49,826,652      4,701,629     $ 51,516,142
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,369,578       13,504,108        627,681        6,793,367
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,454,950       14,322,489        954,471       10,394,277
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       229,783        2,252,277        198,445        2,171,739
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     64,158          613,808             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             5,992           60,402        228,461        2,562,014
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       430,685        3,665,126        363,910        3,817,452
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        91,972          778,081         81,356          848,548
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       112,119          948,527         94,324          983,757
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        26,500          224,986         24,992          261,416
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         3,667           31,207             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               135            1,141         11,912          125,192
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       331,364        3,323,349        221,709        2,402,405
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (334,374)      (3,323,349)      (223,433)      (2,402,405)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (4,413,007)     (42,725,286)    (2,388,778)     (26,158,221)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (892,212)      (8,713,143)      (532,433)      (5,778,447)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,024,144)      (9,926,167)      (660,678)      (7,178,019)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (215,683)      (2,079,355)      (158,109)      (1,717,868)
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (2,534)         (22,893)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (4,864)         (49,566)      (250,216)      (2,663,405)
========================================================================================================================
     Net increase in share activity                           2,225,677     $ 22,712,394      3,295,243     $ 35,977,944
========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 13% of the outstanding shares of the Fund are owned by Invesco Aim or an investment advisor under common control of Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      62,817      $ 601,158
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (62,817)      (601,158)
     ==================================================================================================





44        AIM ALLOCATION FUNDS

AIM GROWTH ALLOCATION FUND


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                       YEAR ENDED
                                                                 DECEMBER 31, 2008(a)              DECEMBER 31, 2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     6,747,838     $  78,853,451     19,142,362     $274,937,740
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,687,238        19,612,742      2,821,441       40,448,466
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,992,477        22,610,442      2,657,398       38,199,447
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       488,235         5,629,604        456,877        6,636,932
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     93,994           959,708             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               615             5,269          8,665          126,671
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     2,584,206        20,029,009      1,317,636       18,367,626
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       680,204         5,181,503        294,407        4,074,532
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       591,588         4,508,431        233,564        3,229,384
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        88,753           684,291         32,329          449,688
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         6,788            52,607             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               643             5,014            289            4,047
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     1,120,345        13,024,906        714,866       10,425,005
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,133,621)      (13,024,906)      (722,234)     (10,425,005)
=========================================================================================================================
Reacquired:
  Class A(b)                                                (11,468,155)     (121,977,383)    (4,872,891)     (72,018,848)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,860,469)      (20,821,985)    (1,284,388)     (18,492,799)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (2,136,670)      (23,779,925)    (1,135,346)     (16,381,739)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (354,257)       (3,713,161)      (328,318)      (4,768,164)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       (16,055)         (133,262)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --                --        (12,816)        (194,205)
=========================================================================================================================
     Net increase (decrease) in share activity                 (886,303)    $ (12,293,645)    19,323,841     $274,618,778
=========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 12% of the outstanding shares of the Fund are owned by Invesco Aim or an investment advisor under common control of Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      90,188      $ 925,333
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (90,188)      (925,333)
     ==================================================================================================





45        AIM ALLOCATION FUNDS

AIM MODERATE ALLOCATION FUND


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                       YEAR ENDED
                                                                 DECEMBER 31, 2008(a)              DECEMBER 31, 2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     7,302,994     $  78,447,189     14,863,957     $189,608,287
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     2,533,062        27,708,433      3,040,515       38,727,508
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     2,736,928        28,768,798      3,231,435       41,101,588
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       860,067         9,162,686        618,550        7,923,366
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     89,771           855,901             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --                --             --               --
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     2,664,933        20,814,508      2,105,291       25,663,296
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       683,883         5,327,407        620,917        7,524,510
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       667,073         5,197,312        563,570        6,830,042
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       135,920         1,061,540         83,749        1,019,223
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         5,917            46,214             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                83               643             59              708
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     1,976,605        20,986,578      1,309,372       16,780,750
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (2,000,475)      (20,986,578)    (1,320,759)     (16,780,750)
=========================================================================================================================
Reacquired:
  Class A(b)                                                (12,307,350)     (123,321,024)    (6,008,823)     (77,202,753)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (2,902,022)      (30,218,695)    (1,771,007)     (22,529,940)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (3,635,251)      (37,089,372)    (1,738,060)     (22,111,691)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (761,916)       (7,172,443)      (386,398)      (4,946,192)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (9,292)          (76,193)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --                --        (11,802)        (154,631)
=========================================================================================================================
     Net increase (decrease) in share activity               (1,959,070)    $ (20,487,096)    15,200,566     $191,453,321
=========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 5% of the outstanding shares of the Fund are owned by Invesco Aim or an investment advisor under common control of Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      76,375      $ 746,184
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (76,375)      (746,184)
     ==================================================================================================





46        AIM ALLOCATION FUNDS

AIM MODERATE GROWTH ALLOCATION FUND


                                                                              Summary of Share Activity
------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                      Year ended
                                                                 DECEMBER 31, 2008(a)             December 31, 2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     5,633,994     $ 62,756,596     18,007,457     $238,631,685
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,447,534       16,154,173      2,141,964       28,363,240
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,578,500       17,057,915      2,528,182       33,500,611
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       283,459        3,129,709        298,566        4,031,967
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     60,747          589,233             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               359            3,000             --               --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,403,538       10,919,646      1,025,387       13,268,548
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       294,996        2,262,570        171,081        2,200,088
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       306,296        2,346,354        165,961        2,132,534
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        35,316          272,995         15,416          198,717
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         3,379           26,290             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                75              582             36              468
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       766,640        8,321,288        405,378        5,438,094
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (774,755)      (8,321,288)      (408,989)      (5,438,094)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (9,627,486)     (91,524,143)    (2,369,948)     (32,056,432)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,155,245)     (12,402,885)      (620,146)      (8,249,359)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,473,498)     (15,312,345)      (710,582)      (9,503,859)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (106,489)      (1,101,939)       (82,956)      (1,115,710)
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                           (24)            (190)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --               --         (4,291)         (59,000)
========================================================================================================================
     Net increase (decrease) in share activity               (1,322,664)    $ (4,822,439)    20,562,516     $271,343,498
========================================================================================================================



(a) 20% of the outstanding shares of the Fund are by Invesco Aim or an investment advisor under common control of Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      53,048      $ 524,644
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (53,048)      (524,644)
     ==================================================================================================





47        AIM ALLOCATION FUNDS

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                                                              SUMMARY OF SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                     YEAR ENDED
                                                                  DECEMBER 31, 2008(a)            DECEMBER 31, 2007
                                                              ---------------------------     -------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,519,918     $ 25,687,581     5,729,536     $65,618,780
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        537,933        5,517,064       510,423       5,820,590
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        629,537        6,462,753       685,102       7,800,557
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                         94,607          948,614       266,416       3,087,568
-----------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                       7,895           75,826            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --               --         1,719          19,981
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        387,795        3,230,335       332,695       3,702,895
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         48,766          404,267        37,142         410,787
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         68,624          568,892        50,177         555,456
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                          9,666           80,421         4,572          50,800
-----------------------------------------------------------------------------------------------------------------------
  Class Y                                                            217            1,805            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                179            1,490           132           1,479
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        170,878        1,722,318        76,282         875,190
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (172,557)      (1,722,318)      (76,968)       (875,190)
=======================================================================================================================
Reacquired:
  Class A(b)                                                  (3,433,211)     (31,994,906)     (701,012)     (8,081,078)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (343,377)      (3,421,227)     (188,927)     (2,152,937)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (418,073)      (3,990,979)     (241,628)     (2,755,501)
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (42,737)        (444,563)     (191,176)     (2,272,759)
-----------------------------------------------------------------------------------------------------------------------
  Class Y                                                         (4,375)         (41,953)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --               --        (4,299)        (50,000)
=======================================================================================================================
     Net increase in share activity                               61,685     $  3,085,420     6,290,186     $71,756,618
=======================================================================================================================



(a) 31% of the outstanding shares of the Fund are by Invesco Aim or an investment advisor under common control of Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                       6,852      $ 65,712
     -------------------------------------------------------------------------------------------------
     Class A                                                                      (6,852)      (65,712)
     =================================================================================================





48        AIM ALLOCATION FUNDS

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

AIM CONSERVATIVE ALLOCATION FUND


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $10.55      $0.45(d)     $(1.98)      $(1.53)     $(0.42)       $(0.08)        $(0.50)      $ 8.52
Year ended 12/31/07          $10.64       0.46(d)       0.05         0.51       (0.40)        (0.20)         (0.60)       10.55
Year ended 12/31/06          $10.41       0.35(d)       0.36         0.71       (0.33)        (0.15)         (0.48)       10.64
Year ended 12/31/05          $10.32       0.25(d)       0.11         0.36       (0.21)        (0.06)         (0.27)       10.41
Year ended 12/31/04(f)       $10.00       0.06          0.36         0.42       (0.10)        (0.00)         (0.10)       10.32
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          $10.48       0.38(d)      (1.97)       (1.59)      (0.34)        (0.08)         (0.42)        8.47
Year ended 12/31/07          $10.59       0.37(d)       0.04         0.41       (0.32)        (0.20)         (0.52)       10.48
Year ended 12/31/06          $10.36       0.27(d)       0.37         0.64       (0.26)        (0.15)         (0.41)       10.59
Year ended 12/31/05          $10.28       0.17(d)       0.11         0.28       (0.14)        (0.06)         (0.20)       10.36
Year ended 12/31/04(f)       $10.00       0.04          0.32         0.36       (0.08)        (0.00)         (0.08)       10.28
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          $10.48       0.38(d)      (1.98)       (1.60)      (0.34)        (0.08)         (0.42)        8.46
Year ended 12/31/07          $10.58       0.37(d)       0.05         0.42       (0.32)        (0.20)         (0.52)       10.48
Year ended 12/31/06          $10.36       0.27(d)       0.36         0.63       (0.26)        (0.15)         (0.41)       10.58
Year ended 12/31/05          $10.28       0.17(d)       0.11         0.28       (0.14)        (0.06)         (0.20)       10.36
Year ended 12/31/04(f)       $10.00       0.04          0.32         0.36       (0.08)        (0.00)         (0.08)       10.28
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          $10.52       0.43(d)      (1.98)       (1.55)      (0.39)        (0.08)         (0.47)        8.50
Year ended 12/31/07          $10.62       0.43(d)       0.04         0.47       (0.37)        (0.20)         (0.57)       10.52
Year ended 12/31/06          $10.39       0.33(d)       0.36         0.69       (0.31)        (0.15)         (0.46)       10.62
Year ended 12/31/05          $10.31       0.22(d)       0.11         0.33       (0.19)        (0.06)         (0.25)       10.39
Year ended 12/31/04(f)       $10.00       0.06          0.34         0.40       (0.09)        (0.00)         (0.09)       10.31
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)       $ 9.57       0.10(d)      (0.65)       (0.55)      (0.42)        (0.08)         (0.50)        8.52
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          $10.48       0.49(d)      (2.00)       (1.51)      (0.44)        (0.08)         (0.52)        8.45
Year ended 12/31/07          $10.66       0.50(d)      (0.05)        0.45       (0.43)        (0.20)         (0.63)       10.48
Year ended 12/31/06          $10.42       0.38(d)       0.37         0.75       (0.36)        (0.15)         (0.51)       10.66
Year ended 12/31/05          $10.32       0.28(d)       0.11         0.39       (0.23)        (0.06)         (0.29)       10.42
Year ended 12/31/04(f)       $10.00       0.14          0.29         0.43       (0.11)        (0.00)         (0.11)       10.32
=================================================================================================================================

                                                           RATIO OF
                                                           EXPENSES            RATIO OF
                                                        TO AVERAGE NET       EXPENSES TO      RATIO OF NET
                                                       ASSETS WITH FEE    AVERAGE NET ASSETS   INVESTMENT
                                        NET ASSETS,     WAIVERS AND/OR   WITHOUT FEE WAIVERS     INCOME
                             TOTAL     END OF PERIOD       EXPENSE          AND/OR EXPENSE     TO AVERAGE    PORTFOLIO
                           RETURN(a)  (000S OMITTED)  REIMBURSEMENTS(b)     REIMBURSEMENTS     NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (14.49)%     $71,799            0.48%(e)            0.59%(e)         4.55%(e)       23%
Year ended 12/31/07            4.79        74,783            0.49                0.65             4.18           22
Year ended 12/31/06            6.84        44,595            0.49                0.72             3.32           34
Year ended 12/31/05            3.44        35,981            0.50                0.91             2.36           24
Year ended 12/31/04(f)         4.19        20,124            0.55(g)             1.41(g)          1.74(g)         9
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (15.08)       17,977            1.23(e)             1.34(e)          3.80(e)        23
Year ended 12/31/07            3.88        19,796            1.24                1.40             3.43           22
Year ended 12/31/06            6.14        20,482            1.24                1.47             2.57           34
Year ended 12/31/05            2.76        18,281            1.20                1.61             1.66           24
Year ended 12/31/04(f)         3.59        10,436            1.20(g)             2.06(g)          1.09(g)         9
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (15.19)       22,624            1.23(e)             1.34(e)          3.80(e)        23
Year ended 12/31/07            3.98        22,327            1.24                1.40             3.43           22
Year ended 12/31/06            6.04        18,436            1.24                1.47             2.57           34
Year ended 12/31/05            2.76        13,726            1.20                1.61             1.66           24
Year ended 12/31/04(f)         3.59        11,751            1.20(g)             2.06(g)          1.09(g)         9
-----------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (14.67)        4,246            0.73(e)             0.84(e)          4.30(e)        23
Year ended 12/31/07            4.46         4,831            0.74                0.90             3.93           22
Year ended 12/31/06            6.60         4,182            0.74                0.97             3.07           34
Year ended 12/31/05            3.18         3,584            0.70                1.11             2.16           24
Year ended 12/31/04(f)         4.05         1,584            0.70(g)             1.56(g)          1.59(g)         9
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)        (5.67)          556            0.23(e)(g)          0.34(e)(g)       4.80(e)(g)     23
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          (14.35)           19            0.23(e)             0.26(e)          4.80(e)        23
Year ended 12/31/07            4.13            11            0.21                0.21             4.45           22
Year ended 12/31/06            7.16           116            0.23                0.31             3.57           34
Year ended 12/31/05            3.79           108            0.20                0.45             2.66           24
Year ended 12/31/04(f)         4.31           104            0.20(g)             0.96(g)          2.09(g)         9
=======================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(b) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.60%, 0.62%, 0.61%, 0.60% and 0.63% for the years ended December 31, 2008, 2007, 2006, 2005 and the period April 30, 2004 (commencement date) to December 31, 2004, respectively.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $81,220, $20,032, $23,872, $4,802, $558 and $32 for Class A, Class B, Class C, Class
     R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of April 30, 2004 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


49        AIM ALLOCATION FUNDS

AIM GROWTH ALLOCATION FUND


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $14.21     $ 0.14(d)     $(5.91)      $(5.77)     $(0.01)       $(0.67)        $(0.68)      $ 7.76
Year ended 12/31/07          $13.73       0.22(d)       0.83         1.05       (0.19)        (0.38)         (0.57)       14.21
Year ended 12/31/06          $12.22       0.10          1.93         2.03       (0.10)        (0.42)         (0.52)       13.73
Year ended 12/31/05          $11.26       0.10(d)       1.05         1.15       (0.07)        (0.12)         (0.19)       12.22
Year ended 12/31/04(f)       $10.00       0.03(d)       1.28         1.31       (0.05)        (0.00)         (0.05)       11.26
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          $14.10       0.05(d)      (5.83)       (5.78)      (0.01)        (0.67)         (0.68)        7.64
Year ended 12/31/07          $13.64       0.11(d)       0.82         0.93       (0.09)        (0.38)         (0.47)       14.10
Year ended 12/31/06          $12.16       0.02          1.90         1.92       (0.02)        (0.42)         (0.44)       13.64
Year ended 12/31/05          $11.23       0.02(d)       1.05         1.07       (0.02)        (0.12)         (0.14)       12.16
Year ended 12/31/04(f)       $10.00      (0.02)(d)      1.28         1.26       (0.03)        (0.00)         (0.03)       11.23
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          $14.10       0.05(d)      (5.83)       (5.78)      (0.01)        (0.67)         (0.68)        7.64
Year ended 12/31/07          $13.63       0.11(d)       0.83         0.94       (0.09)        (0.38)         (0.47)       14.10
Year ended 12/31/06          $12.15       0.02          1.90         1.92       (0.02)        (0.42)         (0.44)       13.63
Year ended 12/31/05          $11.23       0.02(d)       1.04         1.06       (0.02)        (0.12)         (0.14)       12.15
Year ended 12/31/04(f)       $10.00      (0.02)(d)      1.28         1.26       (0.03)        (0.00)         (0.03)       11.23
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          $14.18       0.11(d)      (5.88)       (5.77)      (0.01)        (0.67)         (0.68)        7.73
Year ended 12/31/07          $13.70       0.19(d)       0.83         1.02       (0.16)        (0.38)         (0.54)       14.18
Year ended 12/31/06          $12.20       0.07          1.92         1.99       (0.07)        (0.42)         (0.49)       13.70
Year ended 12/31/05          $11.25       0.08(d)       1.05         1.13       (0.06)        (0.12)         (0.18)       12.20
Year ended 12/31/04(f)       $10.00       0.02(d)       1.28         1.30       (0.05)        (0.00)         (0.05)       11.25
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)       $10.26       0.03(d)      (1.84)       (1.81)      (0.01)        (0.67)         (0.68)        7.77
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          $14.25       0.18(d)      (5.93)       (5.75)      (0.01)        (0.67)         (0.68)        7.82
Year ended 12/31/07          $13.77       0.28(d)       0.82         1.10       (0.24)        (0.38)         (0.62)       14.25
Year ended 12/31/06          $12.25       0.16          1.92         2.08       (0.14)        (0.42)         (0.56)       13.77
Year ended 12/31/05          $11.28       0.14(d)       1.05         1.19       (0.10)        (0.12)         (0.22)       12.25
Year ended 12/31/04(f)       $10.00       0.05(d)       1.29         1.34       (0.06)        (0.00)         (0.06)       11.28
=================================================================================================================================

                                                           RATIO OF
                                                           EXPENSES            RATIO OF
                                                        TO AVERAGE NET       EXPENSES TO
                                                       ASSETS WITH FEE    AVERAGE NET ASSETS     RATIO OF NET
                                        NET ASSETS,     WAIVERS AND/OR   WITHOUT FEE WAIVERS  INVESTMENT INCOME
                             TOTAL     END OF PERIOD       EXPENSE          AND/OR EXPENSE    (LOSS) TO AVERAGE   PORTFOLIO
                           RETURN(a)  (000S OMITTED)  REIMBURSEMENTS(b)     REIMBURSEMENTS        NET ASSETS     TURNOVER(c)
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (40.62)%    $258,136            0.46%(e)            0.59%(e)            1.16%(e)         16%
Year ended 12/31/07            7.75       486,834            0.47                0.56                1.53              5
Year ended 12/31/06           16.63       246,635            0.47                0.63                0.90             24
Year ended 12/31/05           10.24       132,159            0.46                0.75                0.89             14
Year ended 12/31/04(f)        13.12        39,368            0.52(g)             1.31(g)             0.40(g)           2
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (41.00)       65,395            1.21(e)             1.34(e)             0.41(e)          16
Year ended 12/31/07            6.89       129,577            1.22                1.31                0.78              5
Year ended 12/31/06           15.77       110,172            1.22                1.38                0.15             24
Year ended 12/31/05            9.49        68,411            1.17                1.46                0.18             14
Year ended 12/31/04(f)        12.61        22,384            1.17(g)             1.96(g)            (0.25)(g)          2
----------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (41.00)       59,190            1.21(e)             1.34(e)             0.41(e)          16
Year ended 12/31/07            6.97       102,941            1.22                1.31                0.78              5
Year ended 12/31/06           15.78        75,611            1.22                1.38                0.15             24
Year ended 12/31/05            9.40        39,271            1.17                1.46                0.18             14
Year ended 12/31/04(f)        12.61        11,543            1.17(g)             1.96(g)            (0.25)(g)          2
----------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (40.70)        8,386            0.71(e)             0.84(e)             0.91(e)          16
Year ended 12/31/07            7.52        12,231            0.72                0.81                1.28              5
Year ended 12/31/06           16.34         9,617            0.72                0.88                0.65             24
Year ended 12/31/05           10.01         6,285            0.67                0.96                0.68             14
Year ended 12/31/04(f)        12.98         1,342            0.67(g)             1.46(g)             0.25(g)           2
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)       (17.65)          658            0.21(e)(g)          0.46(e)(g)          1.42(e)(g)       16
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          (40.36)           63            0.12(e)             0.12(e)             1.50(e)          16
Year ended 12/31/07            8.09            97            0.08                0.08                1.91              5
Year ended 12/31/06           16.98           147            0.12                0.12                1.24             24
Year ended 12/31/05           10.52           125            0.17                0.19                1.18             14
Year ended 12/31/04(f)        13.44           113            0.17(g)             0.75(g)             0.75(g)           2
============================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(b) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.80%, 0.80%, 0.83%, 0.87% and 0.96% for the years ended December 31, 2008, 2007, 2006, 2005 and the period April 30, 2004 (commencement date) to December 31, 2004, respectively.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $402,365, $100,683, $84,745, $11,265, $686 and $81 for Class A, Class B, Class C,
     Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of April 30, 2004 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


50        AIM ALLOCATION FUNDS

AIM MODERATE ALLOCATION FUND


                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $12.35      $0.40        $(4.25)      $(3.85)     $(0.30)       $(0.33)        $(0.63)
Year ended 12/31/07               $12.23       0.41          0.45         0.86       (0.37)        (0.37)         (0.74)
Year ended 12/31/06               $11.49       0.31          1.04         1.35       (0.28)        (0.33)         (0.61)
Year ended 12/31/05               $10.89       0.24          0.57         0.81       (0.18)        (0.03)         (0.21)
Year ended 12/31/04(f)            $10.00       0.11          0.87         0.98       (0.09)        (0.00)         (0.09)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08               $12.27       0.32         (4.20)       (3.88)      (0.21)        (0.33)         (0.54)
Year ended 12/31/07               $12.17       0.31          0.44         0.75       (0.28)        (0.37)         (0.65)
Year ended 12/31/06               $11.45       0.21          1.03         1.24       (0.19)        (0.33)         (0.52)
Year ended 12/31/05               $10.87       0.16          0.57         0.73       (0.12)        (0.03)         (0.15)
Year ended 12/31/04(f)            $10.00       0.06          0.88         0.94       (0.07)        (0.00)         (0.07)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08               $12.27       0.32         (4.20)       (3.88)      (0.21)        (0.33)         (0.54)
Year ended 12/31/07               $12.17       0.31          0.44         0.75       (0.28)        (0.37)         (0.65)
Year ended 12/31/06               $11.45       0.21          1.03         1.24       (0.19)        (0.33)         (0.52)
Year ended 12/31/05               $10.87       0.16          0.57         0.73       (0.12)        (0.03)         (0.15)
Year ended 12/31/04(f)            $10.00       0.06          0.88         0.94       (0.07)        (0.00)         (0.07)
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08               $12.33       0.37         (4.23)       (3.86)      (0.27)        (0.33)         (0.60)
Year ended 12/31/07               $12.21       0.38          0.45         0.83       (0.34)        (0.37)         (0.71)
Year ended 12/31/06               $11.48       0.28          1.03         1.31       (0.25)        (0.33)         (0.58)
Year ended 12/31/05               $10.89       0.22          0.57         0.79       (0.17)        (0.03)         (0.20)
Year ended 12/31/04(f)            $10.00       0.10          0.88         0.98       (0.09)        (0.00)         (0.09)
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)            $ 9.77       0.08         (1.34)       (1.26)      (0.31)        (0.33)         (0.64)
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08               $12.39       0.43         (4.27)       (3.84)      (0.33)        (0.33)         (0.66)
Year ended 12/31/07               $12.26       0.45          0.46         0.91       (0.41)        (0.37)         (0.78)
Year ended 12/31/06               $11.52       0.34          1.04         1.38       (0.31)        (0.33)         (0.64)
Year ended 12/31/05               $10.91       0.28          0.57         0.85       (0.21)        (0.03)         (0.24)
Year ended 12/31/04(f)            $10.00       0.13          0.88         1.01       (0.10)        (0.00)         (0.10)
==========================================================================================================================

                                                                            RATIO OF         RATIO OF
                                                                            EXPENSES         EXPENSES
                                                                           TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                                           NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                 NET ASSET               NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                                VALUE, END    TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $ 7.87      (31.11)%    $294,668            0.37%(e)         0.52%(e)       3.76%(e)       13%
Year ended 12/31/07                12.35        7.14       466,753            0.38             0.50           3.20            6
Year ended 12/31/06                12.23       11.73       312,300            0.38             0.53           2.56           21
Year ended 12/31/05                11.49        7.47       208,841            0.34             0.62           2.19            2
Year ended 12/31/04(f)             10.89        9.85        71,431            0.40(g)          0.87(g)        1.56(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                 7.85      (31.57)       85,928            1.12(e)          1.27(e)        3.01(e)        13
Year ended 12/31/07                12.27        6.24       155,059            1.13             1.25           2.45            6
Year ended 12/31/06                12.17       10.86       146,751            1.13             1.28           1.81           21
Year ended 12/31/05                11.45        6.75       117,373            1.05             1.33           1.48            2
Year ended 12/31/04(f)             10.87        9.44        45,846            1.05(g)          1.52(g)        0.91(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                 7.85      (31.57)       88,392            1.12(e)          1.27(e)        3.01(e)        13
Year ended 12/31/07                12.27        6.24       141,090            1.13             1.25           2.45            6
Year ended 12/31/06                12.17       10.86       114,828            1.13             1.28           1.81           21
Year ended 12/31/05                11.45        6.75        77,801            1.05             1.33           1.48            2
Year ended 12/31/04(f)             10.87        9.44        27,339            1.05(g)          1.52(g)        0.91(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                 7.87      (31.24)       14,176            0.62(e)          0.77(e)        3.51(e)        13
Year ended 12/31/07                12.33        6.90        19,332            0.63             0.75           2.95            6
Year ended 12/31/06                12.21       11.41        15,294            0.63             0.78           2.31           21
Year ended 12/31/05                11.48        7.21        10,332            0.55             0.83           1.98            2
Year ended 12/31/04(f)             10.89        9.80         2,161            0.55(g)          1.02(g)        1.41(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)              7.87      (12.84)          680            0.12(e)(g)       0.33(e)(g)     4.01(e)(g)     13
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                 7.89      (30.92)            8            0.13(e)          0.17(e)        4.00(e)        13
Year ended 12/31/07                12.39        7.49            12            0.09             0.09           3.49            6
Year ended 12/31/06                12.26       11.96           156            0.10             0.10           2.83           21
Year ended 12/31/05                11.52        7.76           141            0.05             0.15           2.48            2
Year ended 12/31/04(f)             10.91       10.16           110            0.05(g)          0.40(g)        1.91(g)         1
===================================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.75%, 0.76%, 0.80%, 0.82% and 0.92% for the years ended December 31, 2008, 2007, 2006, 2005 and the period April 30, 2004 (commencement date) to December 31, 2004, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $407,340, $126,398, $120,952, $19,514, $668, and $10 for Class A, Class B, Class C,
     Class R, Class Y, and Institutional Class shares, respectively.
(f) Commencement date of April 30, 2004 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


51        AIM ALLOCATION FUNDS

AIM MODERATE GROWTH ALLOCATION FUND


                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $13.13      $0.28        $(5.10)      $(4.82)     $(0.01)       $(0.46)        $(0.47)
Year ended 12/31/07               $12.74       0.34          0.57         0.91       (0.28)        (0.24)         (0.52)
Year ended 12/31/06               $11.35       0.24          1.45         1.69       (0.16)        (0.14)         (0.30)
Year ended 12/31/05(f)            $10.06       0.20          1.19         1.39       (0.10)        (0.00)         (0.10)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08               $13.05       0.19         (5.05)       (4.86)      (0.01)        (0.46)         (0.47)
Year ended 12/31/07               $12.67       0.24          0.57         0.81       (0.19)        (0.24)         (0.43)
Year ended 12/31/06               $11.32       0.15          1.44         1.59       (0.10)        (0.14)         (0.24)
Year ended 12/31/05(f)            $10.06       0.14          1.19         1.33       (0.07)        (0.00)         (0.07)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08               $13.04       0.19         (5.04)       (4.85)      (0.01)        (0.46)         (0.47)
Year ended 12/31/07               $12.66       0.24          0.57         0.81       (0.19)        (0.24)         (0.43)
Year ended 12/31/06               $11.31       0.15          1.44         1.59       (0.10)        (0.14)         (0.24)
Year ended 12/31/05(f)            $10.06       0.14          1.18         1.32       (0.07)        (0.00)         (0.07)
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08               $13.09       0.25         (5.08)       (4.83)      (0.01)        (0.46)         (0.47)
Year ended 12/31/07               $12.70       0.31          0.57         0.88       (0.25)        (0.24)         (0.49)
Year ended 12/31/06               $11.34       0.21          1.43         1.64       (0.14)        (0.14)         (0.28)
Year ended 12/31/05(f)            $10.06       0.18          1.19         1.37       (0.09)        (0.00)         (0.09)
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)            $ 9.89       0.05         (1.63)       (1.58)      (0.01)        (0.46)         (0.47)
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08               $13.16       0.29         (5.10)       (4.81)      (0.01)        (0.46)         (0.47)
Year ended 12/31/07               $12.76       0.38          0.57         0.95       (0.31)        (0.24)         (0.55)
Year ended 12/31/06               $11.36       0.27          1.45         1.72       (0.18)        (0.14)         (0.32)
Year ended 12/31/05(f)            $10.06       0.21          1.19         1.40       (0.10)        (0.00)         (0.10)
==========================================================================================================================

                                                                            RATIO OF         RATIO OF
                                                                            EXPENSES         EXPENSES
                                                                           TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                                           NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                 NET ASSET               NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                                VALUE, END    TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $ 7.84      (36.71)%    $199,591            0.37%(e)         0.56%(e)       2.50%(e)       19
Year ended 12/31/07                13.13        7.19       358,335            0.37             0.54           2.54            2
Year ended 12/31/06                12.74       14.92       130,088            0.38             0.71           1.97           21
Year ended 12/31/05(f)             11.35       13.78        33,667            0.37(g)          1.16(g)        2.65(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                 7.72      (37.25)       40,380            1.12(e)          1.31(e)        1.75(e)        19
Year ended 12/31/07                13.05        6.44        70,657            1.12             1.29           1.79            2
Year ended 12/31/06                12.67       14.04        52,329            1.13             1.46           1.22           21
Year ended 12/31/05(f)             11.32       13.26        17,221            1.12(g)          1.91(g)        1.90(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                 7.72      (37.19)       44,256            1.12(e)          1.31(e)        1.75(e)        19
Year ended 12/31/07                13.04        6.45        69,400            1.12             1.29           1.79            2
Year ended 12/31/06                12.66       14.05        42,266            1.13             1.46           1.22           21
Year ended 12/31/05(f)             11.31       13.16        11,656            1.12(g)          1.91(g)        1.90(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                 7.79      (36.90)        4,912            0.62(e)          0.81(e)        2.25(e)        19
Year ended 12/31/07                13.09        6.98         5,475            0.62             0.79           2.29            2
Year ended 12/31/06                12.70       14.47         2,378            0.63             0.96           1.72           21
Year ended 12/31/05(f)             11.34       13.61           380            0.62(g)          1.41(g)        2.40(g)         1
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)              7.84      (15.98)          503            0.12(e)(g)       0.47(e)(g)     2.75(e)(g)     19
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                 7.88      (36.55)           10            0.13(e)          0.19(e)        2.75(e)        19
Year ended 12/31/07                13.16        7.42            12            0.10             0.12           2.82            2
Year ended 12/31/06                12.76       15.17            66            0.12             0.26           2.22           21
Year ended 12/31/05(f)             11.36       13.95            57            0.12(g)          0.69(g)        2.90(g)         1
===================================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.77%, 0.78%, 0.82% and 0.78% for the years ended December 31, 2008, 2007, 2006 and the period April 29, 2005 (commencement date) to December 31, 2005, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $310,379, $58,207, $60,326, $5,736, $456 and $10 for Class A, Class B, Class C, Class
     R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of April 29, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


52        AIM ALLOCATION FUNDS

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                                         NET GAINS
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $11.24      $0.46        $(2.84)      $(2.38)     $(0.40)       $(0.11)        $(0.51)
Year ended 12/31/07               $11.09       0.48          0.21         0.69       (0.35)        (0.19)         (0.54)
Year ended 12/31/06               $10.60       0.36          0.50         0.86       (0.27)        (0.10)         (0.37)
Year ended 12/31/05(f)            $10.03       0.22          0.49         0.71       (0.13)        (0.01)         (0.14)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08               $11.16       0.38         (2.80)       (2.42)      (0.32)        (0.11)         (0.43)
Year ended 12/31/07               $11.03       0.39          0.21         0.60       (0.28)        (0.19)         (0.47)
Year ended 12/31/06               $10.57       0.27          0.50         0.77       (0.21)        (0.10)         (0.31)
Year ended 12/31/05(f)            $10.03       0.16          0.49         0.65       (0.10)        (0.01)         (0.11)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08               $11.17       0.37         (2.78)       (2.41)      (0.32)        (0.11)         (0.43)
Year ended 12/31/07               $11.03       0.39          0.22         0.61       (0.28)        (0.19)         (0.47)
Year ended 12/31/06               $10.57       0.27          0.50         0.77       (0.21)        (0.10)         (0.31)
Year ended 12/31/05(f)            $10.03       0.16          0.49         0.65       (0.10)        (0.01)         (0.11)
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08               $11.21       0.42         (2.81)       (2.39)      (0.37)        (0.11)         (0.48)
Year ended 12/31/07               $11.07       0.45          0.20         0.65       (0.32)        (0.19)         (0.51)
Year ended 12/31/06               $10.59       0.33          0.50         0.83       (0.25)        (0.10)         (0.35)
Year ended 12/31/05(f)            $10.03       0.20          0.49         0.69       (0.12)        (0.01)         (0.13)
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08               $ 9.59       0.10         (0.83)       (0.73)      (0.40)        (0.11)         (0.51)
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08               $11.27       0.48         (2.83)       (2.35)      (0.43)        (0.11)         (0.54)
Year ended 12/31/07               $11.11       0.50          0.22         0.72       (0.37)        (0.19)         (0.56)
Year ended 12/31/06               $10.61       0.38          0.51         0.89       (0.29)        (0.10)         (0.39)
Year ended 12/31/05(f)            $10.03       0.23          0.49         0.72       (0.13)        (0.01)         (0.14)
==========================================================================================================================

                                                                            RATIO OF         RATIO OF
                                                                            EXPENSES         EXPENSES
                                                                           TO AVERAGE     TO AVERAGE NET  RATIO OF NET
                                                                           NET ASSETS     ASSETS WITHOUT   INVESTMENT
                                 NET ASSET               NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS      INCOME
                                VALUE, END    TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS   NET ASSETS   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $ 8.35      (21.20)%     $58,819            0.39%(e)         0.63%(e)       4.45%(e)       28%
Year ended 12/31/07                11.24        6.23        83,101            0.39             0.67           4.12            8
Year ended 12/31/06                11.09        8.13        21,713            0.40             1.37           3.26           29
Year ended 12/31/05(f)             10.60        7.01         8,489            0.40(g)          2.81(g)        3.04(g)         5
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                 8.31      (21.69)        8,897            1.14(e)          1.38(e)        3.70(e)        28
Year ended 12/31/07                11.16        5.40        11,156            1.14             1.42           3.37            8
Year ended 12/31/06                11.03        7.29         7,916            1.15             2.12           2.51           29
Year ended 12/31/05(f)             10.57        6.49         3,904            1.14(g)          3.55(g)        2.30(g)         5
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                 8.33      (21.57)       13,118            1.14(e)          1.38(e)        3.70(e)        28
Year ended 12/31/07                11.17        5.49        14,454            1.14             1.42           3.37            8
Year ended 12/31/06                11.03        7.29         8,833            1.15             2.12           2.51           29
Year ended 12/31/05(f)             10.57        6.49         2,893            1.14(g)          3.55(g)        2.30(g)         5
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                 8.34      (21.31)        1,552            0.64(e)          0.88(e)        4.20(e)        28
Year ended 12/31/07                11.21        5.91         1,396            0.64             0.92           3.87            8
Year ended 12/31/06                11.07        7.84           495            0.65             1.62           3.01           29
Year ended 12/31/05(f)             10.59        6.84           144            0.64(g)          3.05(g)        2.80(g)         5
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08                 8.35       (7.56)           31            0.14(e)(g)       0.42(e)(g)     4.70(e)(g)     28
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                 8.38      (20.88)           25            0.14(e)          0.27(e)        4.70(e)        28
Year ended 12/31/07                11.27        6.51            31            0.14             0.27           4.37            8
Year ended 12/31/06                11.11        8.41            58            0.14             0.99           3.51           29
Year ended 12/31/05(f)             10.61        7.19            54            0.14(g)          2.40(g)        3.30(g)         5
===================================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.69%, 0.70%, 0.74% and 0.69% for the ended December 31, 2008, 2007,
     2006 and the period April 29, 2005 (commencement date) to December 31, 2005, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $80,094, $10,830, $15,156, $1,413, $31 and $29 for Class A, Class B, Class C, Class
     R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of April 29, 2005 for Class A, Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


53        AIM ALLOCATION FUNDS

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


54        AIM ALLOCATION FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Conservative Allocation Fund
AIM Growth Allocation Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund (five of the funds constituting AIM Growth Series, hereafter referred to as the "Funds") at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodians, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas




55        AIM ALLOCATION FUNDS

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

AIM CONSERVATIVE ALLOCATION FUND



---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $873.30        $2.26       $1,022.72       $2.44        0.48%
---------------------------------------------------------------------------------------------------
        B            1,000.00        869.90         5.78        1,018.95        6.24        1.23
---------------------------------------------------------------------------------------------------
        C            1,000.00        869.70         5.78        1,018.95        6.24        1.23
---------------------------------------------------------------------------------------------------
        R            1,000.00        872.40         3.44        1,021.47        3.71        0.73
---------------------------------------------------------------------------------------------------
        Y            1,000.00        943.30         0.55        1,023.98        1.17        0.23
---------------------------------------------------------------------------------------------------




56        AIM ALLOCATION FUNDS

AIM GROWTH ALLOCATION FUND



---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $667.60        $1.93       $1,022.82       $2.34        0.46%
---------------------------------------------------------------------------------------------------
        B            1,000.00        665.50         5.07        1,019.05        6.14        1.21
---------------------------------------------------------------------------------------------------
        C            1,000.00        665.50         5.07        1,019.05        6.14        1.21
---------------------------------------------------------------------------------------------------
        R            1,000.00        667.40         2.98        1,021.57        3.61        0.71
---------------------------------------------------------------------------------------------------
        Y            1,000.00        823.50         0.47        1,024.08        1.07        0.21
---------------------------------------------------------------------------------------------------



AIM MODERATE ALLOCATION FUND



---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $750.90        $1.63       $1,023.28       $1.88        0.37%
---------------------------------------------------------------------------------------------------
        B            1,000.00        748.40         4.92        1,019.51        5.69        1.12
---------------------------------------------------------------------------------------------------
        C            1,000.00        748.40         4.92        1,019.51        5.69        1.12
---------------------------------------------------------------------------------------------------
        R            1,000.00        750.30         2.73        1,022.02        3.15        0.62
---------------------------------------------------------------------------------------------------
        Y            1,000.00        871.60         0.28        1,024.53        0.61        0.12
---------------------------------------------------------------------------------------------------



AIM MODERATE GROWTH ALLOCATION FUND



---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $701.30        $1.58       $1,023.28       $1.88        0.37%
---------------------------------------------------------------------------------------------------
        B            1,000.00        699.10         4.78        1,019.51        5.69        1.12
---------------------------------------------------------------------------------------------------
        C            1,000.00        698.80         4.78        1,019.51        5.69        1.12
---------------------------------------------------------------------------------------------------
        R            1,000.00        700.60         2.65        1,022.02        3.15        0.62
---------------------------------------------------------------------------------------------------
        Y            1,000.00        841.30         0.27        1,024.53        0.61        0.12
---------------------------------------------------------------------------------------------------



AIM MODERATELY CONSERVATIVE ALLOCATION FUND



---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $828.50        $1.79       $1,023.18       $1.98        0.39%
---------------------------------------------------------------------------------------------------
        B            1,000.00        826.10         5.23        1,019.41        5.79        1.14
---------------------------------------------------------------------------------------------------
        C            1,000.00        828.10         5.24        1,019.41        5.79        1.14
---------------------------------------------------------------------------------------------------
        R            1,000.00        828.30         2.94        1,021.92        3.25        0.64
---------------------------------------------------------------------------------------------------
        Y            1,000.00        829.30         0.31        1,024.43        0.71        0.14
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.


57        AIM ALLOCATION FUNDS

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


58        AIM ALLOCATION FUNDS

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------
                                                                                   HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                     EXPENSES)
                                                ------------------------------------------------------
                                   BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                                 ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      INSTITUTIONAL CLASS          (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation
  Fund                             $1,000.00       $873.20        $1.08       $1,023.98       $1.17        0.23%
------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund          1,000.00        669.20         0.59        1,024.43        0.71        0.14
------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund        1,000.00        751.40         0.57        1,024.48        0.66        0.13
------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation
  Fund                              1,000.00        702.30         0.56        1,024.48        0.66        0.13
------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative
  Allocation Fund                   1,000.00        831.10         0.64        1,024.43        0.71        0.14
------------------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM ALLOCATION FUNDS

                               [INVESCO AIM LOGO]
                                - SERVICE MARK -

Supplement to Annual Report dated 12/31/08

AIM ALLOCATION FUNDS

AIM Conservative Allocation Fund
AIM Growth Allocation Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund

FUND NASDAQ SYMBOLS

AIM Conservative Allocation Fund                ACNIX
AIM Growth Allocation Fund                      AADIX
AIM Moderate Allocation Fund                    AMLIX
AIM Moderate Growth Allocation Fund             AIMGX
AIM Moderately Conservative Allocation Fund     CMAIX

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specifi c to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defi ned contribution plans that meet certain criteria.

Information on your Fund's expenses following the performance pages.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com     AAS-INS-1      Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 12/31/08

AIM CONSERVATIVE ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (4/30/04)     0.73%
1 Year                -14.35

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.83%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.83%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.62%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 4/30/04

                  AIM                                                        Lipper
              Conservative                                                 Mixed-Asset
            Allocation Fund-                             Custom         Target Allocation
          Institutional Class                         Conservative        Conservative
 Date           Shares           S&P 500 Index(2)  Allocation Index(1)    Funds Index(2)
-------   -------------------   ----------------   ------------------   -----------------
4/30/04        $ 10000              $ 10000             $10000              $ 10000
   5/04          10020                10137              10001                10003
   6/04          10100                10334              10094                10080
   7/04          10030                 9992              10071                 9992
   8/04          10081                10032              10212                10074
   9/04          10160                10141              10281                10133
  10/04          10220                10296              10391                10206
  11/04          10310                10712              10477                10323
  12/04          10431                11077              10642                10476
   1/05          10401                10807              10615                10394
   2/05          10451                11034              10653                10460
   3/05          10391                10839              10558                10358
   4/05          10380                10633              10585                10296
   5/05          10481                10971              10759                10475
   6/05          10562                10987              10829                10547
   7/05          10613                11395              10890                10683
   8/05          10664                11291              10963                10738
   9/05          10664                11383              10934                10764
  10/05          10603                11193              10826                10644
  11/05          10734                11616              10965                10811
  12/05          10827                11620              11052                10887
   1/06          10962                11928              11166                11079
   2/06          10973                11960              11203                11074
   3/06          11035                12109              11195                11143
   4/06          11087                12271              11231                11205
   5/06          10973                11919              11133                11086
   6/06          10983                11934              11153                11092
   7/06          11045                12008              11258                11162
   8/06          11170                12293              11446                11331
   9/06          11274                12610              11576                11466
  10/06          11420                13021              11741                11641
  11/06          11554                13268              11904                11814
  12/06          11603                13454              11916                11845
   1/07          11690                13657              11977                11916
   2/07          11745                13391              12059                11965
   3/07          11832                13540              12102                12039
   4/07          11995                14140              12276                12237
   5/07          12060                14633              12334                12333
   6/07          12038                14390              12253                12240
   7/07          11973                13944              12200                12167
   8/07          12005                14153              12333                12226
   9/07          12158                14682              12526                12480
  10/07          12299                14915              12669                12640
  11/07          12191                14291              12653                12537
  12/07          12082                14192              12655                12515
   1/08          11955                13341              12576                12413
   2/08          11863                12908              12495                12364
   3/08          11841                12852              12493                12294
   4/08          12002                13478              12660                12493
   5/08          12082                13653              12668                12615
   6/08          11851                12503              12376                12316

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

                                [MOUNTAIN CHART]

   7/08          11817                12398              12347                12189
   8/08          11841                12577              12452                12187
   9/08          11172                11458              12022                11603
  10/08          10400                 9534              11160                10462
  11/08          10239                 8849              11095                10145
  12/08          10347                 8943              11475                10488

Supplement to Annual Report dated 12/31/08

AIM GROWTH ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (4/30/04)    -1.19%
1 Year                -40.36

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.88%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.88%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.80%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 4/30/04

                  AIM
                Growth
            Allocation Fund-
          Institutional Class                         Custom Growth      Lipper Multi-Cap
 Date           Shares          S&P 500 Index(2)   Allocation Index(1)  Core Funds Index(2)
-------   -------------------   ---------------    ------------------   ------------------
4/30/04        $ 10000              $ 10000             $10000              $ 10000
   5/04          10140                10137              10133                10120
   6/04          10390                10334              10341                10344
   7/04           9900                 9992              10010                 9920
   8/04           9890                10032              10097                 9912
   9/04          10160                10141              10266                10124
  10/04          10381                10296              10495                10277
  11/04          10950                10712              11010                10793
  12/04          11344                11077              11418                11172
   1/05          11082                10807              11124                10918
   2/05          11393                11034              11418                11139
   3/05          11162                10839              11208                10964
   4/05          10890                10633              11020                10665
   5/05          11242                10971              11318                11102
   6/05          11443                10987              11440                11224
   7/05          11886                11395              11869                11700
   8/05          11907                11291              11856                11647
   9/05          12067                11383              12054                11752
  10/05          11816                11193              11800                11509
  11/05          12269                11616              12199                11952
  12/05          12538                11620              12352                12091
   1/06          13233                11928              12855                12540
   2/06          13172                11960              12877                12490
   3/06          13510                12109              13155                12769
   4/06          13756                12271              13379                12927
   5/06          13193                11919              12951                12479
   6/06          13173                11934              13001                12442
   7/06          13132                12008              13056                12293
   8/06          13367                12293              13388                12584
   9/06          13583                12610              13606                12854
  10/06          14084                13021              14105                13332
  11/06          14482                13268              14451                13648
  12/06          14666                13454              14662                13801
   1/07          14986                13657              14930                14102
   2/07          14794                13391              14796                13916
   3/07          15050                13540              14973                14062
   4/07          15593                14140              15532                14609
   5/07          16136                14633              15964                15156
   6/07          15902                14390              15698                15025
   7/07          15433                13944              15235                14544
   8/07          15572                14153              15377                14638
   9/07          16200                14682              15988                15148
  10/07          16786                14915              16352                15454
  11/07          15945                14291              15677                14759
  12/07          15854                14192              15490                14625
   1/08          14697                13341              14525                13803
   2/08          14419                12908              14258                13440
   3/08          14230                12852              14211                13251
   4/08          15020                13478              14908                13917
   5/08          15353                13653              15144                14258
   6/08          14130                12503              13938                13121

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

                                [MOUNTAIN CHART]

   7/08          13863                12398              13777                12929
   8/08          13851                12577              13798                13052
   9/08          12328                11458              12441                11597
  10/08           9958                 9534              10160                 9406
  11/08           9079                 8849               9398                 8585
  12/08           9455                 8943               9751                 8856

Supplement to Annual Report dated 12/31/08

AIM MODERATE ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (4/30/04)    -0.28%
1 Year                -30.92

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.85%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.85%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.76%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 4/30/04

                   AIM                                                       Lipper
                Moderate                                                   Mixed-Asset
            Allocation Fund-                                            Target Allocation
          Institutional Class                       Custom Moderate       Moderate Funds
 Date            Shares         S&P 500 Index(2)   Allocation Index(1)       Index(2)
-------   -------------------   ----------------   ------------------   -----------------
4/30/04        $ 10000              $ 10000            $ 10000              $ 10000
   5/04          10040                10137              10045                10016
   6/04          10220                10334              10196                10143
   7/04           9969                 9992              10018                10014
   8/04          10009                10032              10122                10131
   9/04          10219                10141              10251                10234
  10/04          10380                10296              10421                10357
  11/04          10730                10712              10725                10609
  12/04          11016                11077              11013                10879
   1/05          10905                10807              10878                10754
   2/05          11097                11034              11044                10889
   3/05          10935                10839              10884                10741
   4/05          10763                10633              10792                10630
   5/05          10985                10971              11017                10857
   6/05          11156                10987              11105                10985
   7/05          11398                11395              11326                11234
   8/05          11459                11291              11386                11242
   9/05          11549                11383              11475                11274
  10/05          11368                11193              11288                11071
  11/05          11651                11616              11545                11290
  12/05          11870                11620              11688                11393
   1/06          12262                11928              11986                11662
   2/06          12231                11960              12010                11669
   3/06          12417                12109              12125                11733
   4/06          12582                12271              12276                11837
   5/06          12232                11919              12018                11648
   6/06          12191                11934              12035                11662
   7/06          12221                12008              12117                11776
   8/06          12447                12293              12377                11976
   9/06          12612                12610              12543                12139
  10/06          12921                13021              12857                12425
  11/06          13157                13268              13105                12646
  12/06          13289                13454              13221                12762
   1/07          13495                13657              13345                12887
   2/07          13473                13391              13353                12875
   3/07          13679                13540              13473                12974
   4/07          14036                14140              13839                13309
   5/07          14339                14633              14059                13553
   6/07          14230                14390              13927                13421
   7/07          13960                13944              13717                13200
   8/07          14026                14153              13828                13296
   9/07          14383                14682              14221                13652
  10/07          14751                14915              14482                13869
  11/07          14296                14291              14205                13594
  12/07          14283                14192              14129                13487
   1/08          13649                13341              13619                13083
   2/08          13418                12908              13473                12898
   3/08          13222                12852              13426                12813
   4/08          13718                13478              13844                13216
   5/08          13891                13653              13948                13337
   6/08          13130                12503              13232                12672

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

                                [MOUNTAIN CHART]

   7/08          13002                12398              13122                12487
   8/08          13014                12577              13164                12501
   9/08          11849                11458              12243                11555
  10/08          10086                 9534              10660                10026
  11/08           9544                 8849              10266                 9507
  12/08           9868                 8943              10659                 9794

Supplement to Annual Report dated 12/31/08

AIM MODERATE GROWTH ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (4/29/05)    -2.97%
1 Year                -36.55

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.90%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.90%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.78%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund data from 4/29/05, index data from 4/30/05

                   AIM                                                       Lipper
            Moderate Growth                                                Mixed-Asset
            Allocation Fund-                        Custom Moderate     Target Allocation
          Institutional Class                      Growth Allocation      Growth Funds
 Date            Shares         S&P 500 Index(2)         Index(1)           Index(2)
-------   -------------------   ----------------   ------------------   -----------------
4/29/05        $ 10000
   4/05          10000              $ 10000            $ 10000              $ 10000
   5/05          10338                10318              10243                10211
   6/05          10527                10333              10340                10304
   7/05          10856                10717              10649                10525
   8/05          10875                10619              10668                10547
   9/05          11024                10705              10806                10608
  10/05          10826                10526              10600                10439
  11/05          11184                10924              10908                10678
  12/05          11397                10928              11045                10757
   1/06          11919                11217              11423                11082
   2/06          11878                11248              11443                11014
   3/06          12119                11388              11630                11112
   4/06          12320                11541              11808                11274
   5/06          11919                11209              11486                11073
   6/06          11878                11224              11515                11084
   7/06          11867                11293              11576                11207
   8/06          12098                11561              11850                11415
   9/06          12278                11859              12028                11576
  10/06          12659                12245              12408                11858
  11/06          12960                12478              12684                12081
  12/06          13123                12653              12840                12215
   1/07          13359                12844              13022                12356
   2/07          13256                12593              12959                12322
   3/07          13462                12734              13100                12447
   4/07          13894                13298              13534                12827
   5/07          14305                13761              13842                13136
   6/07          14151                13533              13659                13026
   7/07          13739                13114              13343                12762
   8/07          13842                13310              13457                12860
   9/07          14325                13807              13927                13236
  10/07          14768                14027              14218                13468
  11/07          14161                13440              13769                13102
  12/07          14107                13347              13645                13013
   1/08          13239                12547              12945                12508
   2/08          13025                12140              12751                12297
   3/08          12843                12087              12705                12196
   4/08          13454                12676              13230                12639
   5/08          13689                12840              13393                12794
   6/08          12746                11758              12489                12060
   7/08          12574                11659              12361                11902
   8/08          12563                11828              12387                11929
   9/08          11298                10775              11316                10981
  10/08           9294                 8966               9506                 9434
  11/08           8608                 8322               8950                 9008
  12/08           8952                 8410               9288                 9231

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

Supplement to Annual Report dated 12/31/08

AIM MODERATELY CONSERVATIVE ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (4/29/05)    -0.57%
1 Year                -20.87

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.84%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.97%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.70%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund data from 4/29/05, index data from 4/30/05

             AIM Moderately                                                   Lipper
              Conservative                               Custom             Mixed-Asset
             Allocation Fund-                          Moderately       Target Allocation
          Institutional Class                         Conservative        Conservative
 Date             Shares        S&P 500 Index(2)   Allocation Index(1)    Funds Index(2)
-------   -------------------   ----------------   ------------------   -----------------
4/29/05        $ 10000
   4/05          10000              $ 10000            $ 10000              $ 10000
   5/05          10199                10318              10194                10174
   6/05          10299                10333              10269                10244
   7/05          10429                10717              10385                10376
   8/05          10459                10619              10449                10429
   9/05          10499                10705              10455                10454
  10/05          10399                10526              10318                10338
  11/05          10588                10924              10498                10500
  12/05          10718                10928              10598                10574
   1/06          10940                11217              10771                10760
   2/06          10930                11248              10801                10756
   3/06          11011                11388              10831                10823
   4/06          11082                11541              10900                10883
   5/06          10880                11209              10745                10767
   6/06          10859                11224              10762                10773
   7/06          10909                11293              10855                10841
   8/06          11061                11561              11065                11005
   9/06          11183                11859              11208                11137
  10/06          11385                12245              11421                11306
  11/06          11547                12478              11609                11474
  12/06          11620                12653              11652                11505
   1/07          11735                12844              11732                11574
   2/07          11745                12593              11785                11621
   3/07          11871                12734              11849                11693
   4/07          12101                13298              12084                11885
   5/07          12258                13761              12196                11979
   6/07          12196                13533              12092                11888
   7/07          12039                13114              11981                11817
   8/07          12090                13310              12108                11875
   9/07          12320                13807              12366                12121
  10/07          12571                14027              12543                12276
  11/07          12373                13440              12438                12177
  12/07          12377                13347              12414                12156
   1/08          12058                12547              12191                12057
   2/08          11938                12140              12081                12008
   3/08          11828                12087              12063                11941
   4/08          12102                12676              12316                12134
   5/08          12202                12840              12357                12253
   6/08          11784                11758              11920                11962
   7/08          11708                11659              11862                11839
   8/08          11730                11828              11951                11837
   9/08          10884                10775              11349                11269
  10/08           9775                 8966              10239                10162
  11/08           9555                 8322              10058                 9854
  12/08           9793                 8410              10433                10187

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

FEDERAL AND STATE INCOME TAX

                                                  LONG TERM CAPITAL    QUALIFIED DIVIDEND    CORPORATE DIVIDENDS    U.S. TREASURY
                                                 GAIN DISTRIBUTIONS          INCOME*         RECEIVED DEDUCTION*     OBLIGATIONS*
---------------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                     $ 1,076,098               6.00%                 4.85%               4.51%
---------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                            31,367,908              65.00%                33.95%               0.01%
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                          18,890,302              18.90%                 7.12%               0.07%
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                   16,024,968              39.00%                22.86%               0.04%
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund              997,965               9.00%                 5.25%               0.24%
---------------------------------------------------------------------------------------------------------------------------------




* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the Funds are as follows:

                                                   MARCH 31, 2008    JUNE 30, 2008    SEPTEMBER 30, 2008    DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                        63.62%           63.52%              73.56%               80.32%
-----------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                              37.38%           22.48%              37.87%               38.96%
-----------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                            60.27%           58.31%              57.56%               60.99%
-----------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                     47.89%           49.15%              48.32%               49.10%
-----------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund             66.30%           64.08%              64.94%               71.26%
-----------------------------------------------------------------------------------------------------------------------------





59        AIM ALLOCATION FUNDS

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




60        AIM ALLOCATION FUNDS

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






61        AIM ALLOCATION FUNDS

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- easy. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

[INVESCO AIM LOGO]
- SERVICE MARK -

invescoaim.com AAS-AR-1 Invesco Aim Distributors, Inc.

                             AIM Global Equity Fund


  [Invesco Aim Logo]      Annual Report to Shareholders      - December 31, 2008
   - service mark -

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders

4    Performance Summary

4    Management Discussion

6    Long-Term Fund Performance

8    Supplemental Information

9    Schedule of Investments

11   Financial Statements

14   Notes to Financial Statements

20   Financial Highlights

22   Auditor's Report

23   Fund Expenses

24   Tax Information

25   Trustees and Officers


[TAYLOR PHOTO]   Dear Shareholder:

                 In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

PHILIP TAYLOR    MARKET OVERVIEW

                 At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S.
                 Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

                 In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S.
                 and overseas.(3)

For example, the S&P 500 Index,considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

     In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the country-region place U.S. economy.

     As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

     - INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

     - DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

     - STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

     A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

     It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

     While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

     If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

     Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ PHILIP TAYLOR

Philip Taylor

Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1 U.S.  Federal  Reserve;  2 Bureau of Labor  Statistics;  3
FactSet Research; 4 Wall Street Journal

2  AIM GLOBAL EQUITY FUND

[CROCKETT PHOTO]  Dear Fellow Shareholders:
 Bruce Crockett   Since my last  letter,  continuing  troubles  in the  global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one
                  likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some
                  consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more
                  closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The
                  benefits of diversification have been reiterated by the
                  stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include
                  conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair

AIM Funds Board of Trustees

3  AIM GLOBAL EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

================================================================================

PERFORMANCE SUMMARY

      For the fiscal year ended December 31, 2008, all share classes of AIM Global Equity Fund, at net asset value (NAV), lagged the Fund's style-specific benchmark, the MSCI World Index.# This was one of the most challenging years in history for financial markets. All sectors were down for the period. However, consumer staples and utilities held up comparatively well while financials and materials were the worst performing sectors.#

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                  -43.90%

Class B Shares                                                  -44.32

Class C Shares                                                  -44.30

Class R Shares                                                  -44.03

Class Y Shares*                                                 -43.82

MSCI World Index# (Broad Market/Style-Specific Index)           -40.71

Lipper Global Multi-Cap Core Funds Index# (Peer Group Index)    -36.70

#Lipper Inc.

*Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

================================================================================

HOW WE INVEST

We manage your Fund to provide exposure to global large capitalization stocks. The portfolio is designed to outperform the MSCI World Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.

      The investment process integrates the following key steps:

-     Universe Development

-     Stock Rankings

-     Risk Assessment

-     Portfolio Construction

-     Trading

      While the companies included within the MSCI World Index are used as a general guide for developing the Fund's investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The sum of the scores from these four factors makes up our alpha (excess return) forecast, relative to the average stock in the universe. Stocks are also evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.

      We then incorporate the alpha forecast, risk forecast and transaction cost forecast -- using an optimizer (a proprietary software system) -- to build a portfolio that we believe is an optimal balance of the stocks' potential return and risk. This portfolio is constructed according to certain constraints to increase the probability that the Fund's relative performance and volatility remain within the Fund strategy's guidelines. The portfolio is continually monitored by the Fund management team. The overall investment process is repeated on a monthly basis to determine which companies should be bought or sold within the portfolio.

MARKET CONDITIONS AND YOUR FUND

The fiscal year ended December 31, 2008, was very challenging for investors. It can be difficult to maintain perspective during periods of crisis but we should remember that equity markets have gone through similarly difficult environments in the past and have always recovered.At the end of the reporting period, the challenges were serious, but central banks around the world were taking aggressive action to ease the crisis. We believe the issues were not insurmountable and investors should not abandon their long-term investment strategy.

      We were often asked "how did our economy get into this mess?" It is not a simple question to answer, but essentially there was an excessive amount of leverage in the system -- too much debt and not enough assets to back it up. For many years, financial institutions have been taking on additional risk in an effort to remain competitive with their rivals, and banks had to reach beyond their traditional revenue sources to keep up with their peers. Consumers have also taken more and more risk onto their personal balance sheets, most notably in the country-region place United States. While financial, institutional and individual consumers were not exclusively behind the current crisis, they played a role, and our economy began the painful process of "deleveraging."

      Regarding the results of AIM Global Equity Fund, the Fund underperformed

================================================================================

PORTFOLIO COMPOSITION
By sector

Financials                      17.6%

Consumer Discretionary          14.4

Energy                          13.5

Information Technology          13.4

Health Care                     11.5

Industrials                     11.3

Consumer Staples                10.1

Materials                       3.2

Utilities                       2.9

Telecommunication Services      2.3

Other Assets Less Liabilities  (0.2)

================================================================================

================================================================================

TOP FIVE COUNTRIES

1. United States           49.0%

2. Japan                   13.1

3. United Kingdom           8.7

4. France                   6.7

5. Australia                5.4

================================================================================

================================================================================

Total Net Assets                        $182.1 million
Total Number of Holdings*                           87

================================================================================

TOP 10 EQUITY HOLDINGS

================================================================================

1. Exxon Mobil Corp.                       5.2%

2. Pfizer Inc.                             3.7

3. Chevron Corp.                           3.6

4. International Business Machines Corp.   3.5

5. McDonald's Corp.                        3.3

6. Microsoft Corp.                         3.3

7. Gap, Inc. (The)                         3.0

8. British American Tobacco PLC            2.8

9. Nissan Motor Co.                        2.7

10. Westpac Banking Corp.                  2.7

================================================================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4  AIM GLOBAL EQUITY FUND
its style-specific benchmark, the MSCI World Index.(1) All sectors were down for the year, but traditionally defensive areas held up comparatively well, such as the consumer staples and utilities sectors. In contrast, embattled financials was one of the worst performing sectors along with materials -- which declined sharply in the second half of 2008 as stalling economic growth reduced the demand for raw materials.

      Our stock selection model is based on four factors: earnings momentum, price trend, management action and relative value that make up our alpha (excess return) forecast for stocks in our investment universe. The investment universe consists of roughly 3,000 stocks globally. We use our optimization software to assist in making investment decisions based on risk and transaction cost forecasts as well as our alpha forecast. From May 2008 (inception of Invesco Quantitative Strategies' management of the Fund) to December 2008, stock selection was a negative contributor to the Fund's performance.

      Within materials, NORDDEUTSCHE AFFINERIE went against the trend of its peers and delivered positive returns for the year, making it a top contributor to Fund results. We sold this holding.

      On the other hand, the primary detractor from Fund returns was ANGLO IRISH BANK. The company was under pressure for most of the year, and eventually, the Irish government stepped in with a significant capital injection into the bank, giving it 75% of the company's voting rights. The Fund benefited from not owning some of the troubled companies like insurance giant American International Group or banking giant Citigroup, which needed billions in government aid to stay afloat.

      In terms of risk management, we seek to minimize any biases in the portfolio. Active managers seek to add value in one of or a combination of five areas: beta bias (relative volatility), style bias, sector/industry over/under weight, country/currency over/underweight and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund's exposure relative to the benchmark with regard to beta, style, sector/industry and country/currency exposures.

      The style factors, success and value, which are positively correlated with our price trend and relative value concepts and therefore directly related to our stock selection model, were the only intended style factors. Both factors negatively affected the Fund's performance.

      We thank you for your continued investment in AIM Global Equity Fund.

1 Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

UWE DRAEGER

Portfolio manager, is manager of AIM Global Equity Fund. Mr. Draeger joined Invesco Deutschland in 2005 as head of the portfolio construction and trading team. He began his investment career in 1995. Mr. Draeger earned a Diplom-okonom degree from HochschYle fur okonomie State Berlin, an M.A. from City of City London Polytechnic and an Place Name M.B.A. Place Name Anglia Place Name Business Place Type School (City place Cambridge).

MICHAEL FRAIKIN

Portfolio manager, is manager of AIM Global Equity Fund. He began his investment career in 1991. Mr. Fraikin earned an M.S. in accounting and finance from the London School of Economics and a B.A. with honors from the Place Type University of Place Name Reutlingen and Place Name Middle sex Place Type University
(City place London) within the combined European study program.

NILS HUTER

Portfolio manager, is manager of AIM Global Equity Fund. Mr. Huter joined Invesco Deutschland in 2007. He earned a Diplom Kaufman (FH) degree from the Place Type University of Place Name Applied Sciences and Arts in
City place Hildesheim.

THORSTEN PAARMANN

Chartered Financial Analyst, portfolio manager, is manager of AIM Global Equity Fund. He joined Invesco Deutschland in 2004. Mr. Paarmann earned a Diplom Kaufmann (FH) degree from Berlin School of Economics and Place Name Anglia
Place Name Business Place Type School (City place Cambridge) within the combined European study program.

ALEXANDER UHLMANN

Chartered Financial Analyst, portfolio manager, is manager of AIM Global Equity Fund. Mr. Uhlmann began his investment career with Invesco Deutschland in 1997. He earned a Diplom Betriebswirt (FH) degree from the Place Name Business
Place Type School for Banking and Finance (HfB) in place Frankfurt.

Assisted by the Invesco Deutschland's Quantitative Strategies Team

5  AIM GLOBAL EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6  AIM Global Equity Fund

================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION

Index data from 8/31/97, Fund data from 9/15/97

            AIM Global       AIM Global
            Equity Fund-     Equity Fund-
  Date      Class A Shares   Class B Shares  MSCI World Index(1)
 8/31/97                                          $10000
    9/97       $9648             $10201            10542
   10/97        9243               9773             9985
   11/97        9103               9624            10160
   12/97        9196               9716            10282
    1/98        8963               9470            10567
    2/98        9698              10239            11280
    3/98       10217              10778            11755
    4/98       10321              10888            11868
    5/98       10070              10622            11717
    6/98       10251              10797            11994
    7/98       10027              10568            11973
    8/98        8314               8756            10374
    9/98        8418               8866            10556
   10/98        8790               9241            11508
   11/98        9344               9827            12191
   12/98       10059              10575            12785
    1/99       10401              10927            13063
    2/99       10049              10556            12713
    3/99       10576              11103            13241
    4/99       11190              11743            13761
    5/99       10769              11298            13256
    6/99       11453              12012            13873
    7/99       11339              11891            13829
    8/99       11259              11808            13803
    9/99       11382              11929            13667
   10/99       12128              12708            14376
   11/99       13234              13856            14778
   12/99       15280              15988            15973
    1/00       14505              15179            15056
    2/00       15522              16223            15095
    3/00       15551              16263            16136
    4/00       14642              15291            15452
    5/00       14012              14636            15059
    6/00       14574              15210            15564
    7/00       14313              14933            15124
    8/00       15504              16171            15614
    9/00       14865              15495            14782
   10/00       13694              14267            14533
   11/00       13064              13602            13649
   12/00       14075              14660            13868
    1/01       13557              14113            14135
    2/01       12712              13220            12939
    3/01       11709              12181            12087
    4/01       12627              13131            12977
    5/01       12553              13052            12808
    6/01       12225              12694            12405
    7/01       11993              12448            12239
    8/01       11655              12102            11650
    9/01       10630              11041            10622
   10/01       10936              11353            10825

================================================================================

1 Lipper Inc.

================================================================================

                                [MOUNTAIN CHART]

   11/01       11285              11711            11464
   12/01       11676              12104            11535
    1/02       11390              11813            11184
    2/02       11454              11869            11086
    3/02       11995              12431            11596
    4/02       12112              12543            11180
    5/02       12165              12588            11199
    6/02       11826              12240            10518
    7/02       10881              11252             9630
    8/02       10912              11286             9647
    9/02       10106              10434             8585
   10/02       10584              10928             9217
   11/02       10892              11241             9713
   12/02       10563              10894             9241
    1/03       10457              10782             8959
    2/03       10266              10580             8802
    3/03       10266              10580             8773
    4/03       10988              11321             9551
    5/03       11773              12118            10095
    6/03       11953              12308            10268
    7/03       12452              12813            10475
    8/03       12759              13126            10700
    9/03       12759              13115            10765
   10/03       13566              13933            11402
   11/03       14001              14393            11575
   12/03       14523              14911            12300
    1/04       14932              15319            12497
    2/04       15232              15626            12707
    3/04       15264              15660            12622
    4/04       14995              15366            12364
    5/04       15305              15695            12467
    6/04       15734              16126            12733
    7/04       15251              15615            12317
    8/04       15272              15638            12371
    9/04       15798              16161            12605
   10/04       16077              16444            12914
   11/04       16989              17374            13592
   12/04       17665              18055            14111
    1/05       17428              17792            13793
    2/05       18218              18592            14230
    3/05       17970              18330            13955
    4/05       17350              17685            13650
    5/05       17723              18067            13892
    6/05       17881              18210            14012
    7/05       18467              18796            14502
    8/05       18366              18689            14611
    9/05       18660              18964            14991
   10/05       18141              18425            14627
   11/05       18750              19046            15114
   12/05       19332              19616            15449
    1/06       20414              20694            16139
    2/06       20475              20761            16115
    3/06       20948              21222            16469
    4/06       21445              21708            16969
    5/06       20712              20959            16390
    6/06       20799              21038            16385
    7/06       20599              20815            16487
    8/06       21110              21315            16915
    9/06       21148              21340            17117
   10/06       21932              22115            17745
   11/06       22478              22668            18180
   12/06       22982              23153            18549
    1/07       23485              23639            18768
    2/07       23248              23389            18671
    3/07       23583              23714            19012
    4/07       24686              24802            19851
    5/07       25301              25405            20407

================================================================================

================================================================================

                                [MOUNTAIN CHART]

    6/07       24939              25021            20250
    7/07       24465              24536            19801
    8/07       24409              24448            19786
    9/07       25261              25301            20727
   10/07       26322              26346            21363
   11/07       24590              24594            20490
   12/07       24179              24153            20225
    1/08       22547              22518            18680
    2/08       22105              22070            18572
    3/08       22024              21984            18394
    4/08       23118              23050            19360
    5/08       23167              23085            19655
    6/08       21436              21347            18088
    7/08       20686              20589            17646
    8/08       20392              20280            17398
    9/08       17894              17769            15329
   10/08       14466              14363            12422
   11/08       13356              13261            11618
   12/08       13561              13782            11991

================================================================================

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including
maximum applicable sales
charges

CLASS A SHARES
Inception (9/15/97)     2.73%
 10 Years               2.45
 5 Years               -2.47
 1 Year               -46.98

CLASS B SHARES
Inception (9/15/97)     2.88%
 10 Years               2.59
 5 Years               -2.28
 1 Year               -46.88

CLASS C SHARES
Inception (1/2/98)      3.01%
 10 Years               2.44
 5 Years               -2.04
 1 Year               -44.81

CLASS R SHARES
 10 Years               2.85%
 5 Years               -1.56
 1 Year               -44.03

CLASS Y SHARES
 10 Years               3.05%
 5 Years               -1.33
 1 Year               -43.82


================================================================================

CLASS R SHARES' INCEPTION DATE IS OCTOBER 31, 2005. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL CLASS R SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES) AT NET ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS R SHARES. CLASS A SHARES' INCEPTION DATE IS SEPTEMBER 15, 1997.

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES' INCEPTION DATE IS SEPTEMBER 15, 1997.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.40%, 2.15%, 2.15%, 1.65% AND 1.15%,
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 31 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

7  AIM GLOBAL EQUITY FUND

AIM GLOBAL EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

-     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

- Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

- Class Y shares are available to only certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations, including making timely payment of interest and principal.

- The Fund is subject to currency/exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

- Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

- The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counterparty risk -- the risk that the other party will not complete the transaction with the Fund.

- Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

- There is no guarantee that the investment techniques and risk analysis used by the Fund's portfolio managers will produce the desired results.

- The prices of securities held by the Fund may decline in response to market risks.

- Although the Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

- The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

ABOUT INDEXES USED IN THIS REPORT

- The MSCI WORLD INDEX--SERVICE MARK-- is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

- The LIPPER GLOBAL MULTI-CAP CORE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

================================================================================

FUND NASDAQ SYMBOLS
Class A Shares   GTNDX
Class B Shares   GNDBX
Class C Shares   GNDCX
Class R Shares   GTNRX
Class Y Shares   GTNYX

================================================================================

8  AIM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-100.15%

AUSTRALIA-5.38%

BHP Billiton Ltd.                                       44,030    $    945,652
------------------------------------------------------------------------------
Commonwealth Bank of Australia                         141,138       2,918,112
------------------------------------------------------------------------------
Westfield Group                                        106,892       1,004,332
------------------------------------------------------------------------------
Westpac Banking Corp.                                  405,645       4,926,117
==============================================================================
                                                                     9,794,213
==============================================================================


BELGIUM-0.23%

Dexia S.A.                                              92,932         420,323
==============================================================================


BERMUDA-1.25%

Arch Capital Group Ltd.(b)                              32,390       2,270,539
==============================================================================


CANADA-2.71%

Brookfield Asset Management Inc.-Class A                45,400         695,189
------------------------------------------------------------------------------
Fairfax Financial Holdings Ltd.                         10,275       3,232,025
------------------------------------------------------------------------------
Royal Bank of Canada                                    21,500         636,173
------------------------------------------------------------------------------
Teck Cominco Ltd.-Class B                               73,900         364,443
==============================================================================
                                                                     4,927,830
==============================================================================


DENMARK-3.43%

A P Moller-Maersk A.S.                                     711       3,827,899
------------------------------------------------------------------------------
Novo Nordisk A.S.-Class B                               47,402       2,423,892
==============================================================================
                                                                     6,251,791
==============================================================================


FINLAND-1.74%

Nokia Oyj                                              202,845       3,159,964
==============================================================================


FRANCE-6.73%

Axa S.A.                                                44,842       1,004,594
------------------------------------------------------------------------------
BNP Paribas                                             21,669         915,585
------------------------------------------------------------------------------
Bouygues S.A.                                           97,492       4,146,641
------------------------------------------------------------------------------
Legrand S.A.                                           138,231       2,669,000
------------------------------------------------------------------------------
PSA Peugeot Citroen S.A.                               173,694       2,976,004
------------------------------------------------------------------------------
UbiSoft Entertainment S.A.(b)                           27,156         533,518
==============================================================================
                                                                    12,245,342
==============================================================================


GERMANY-2.03%

Bilfinger Berger AG                                     38,876       2,066,704
------------------------------------------------------------------------------
Deutsche Lufthansa AG                                  101,973       1,622,316
==============================================================================
                                                                     3,689,020
==============================================================================


HONG KONG-0.80%

Cheung Kong (Holdings) Ltd.                            153,000       1,458,686
==============================================================================


IRELAND-1.24%

Anglo Irish Bank Corp. PLC                             830,581         200,442
------------------------------------------------------------------------------
Kerry Group PLC-Class A                                112,491       2,058,369
==============================================================================
                                                                     2,258,811
==============================================================================


ITALY-0.77%

Enel S.p.A.                                            121,731         782,263
------------------------------------------------------------------------------
Eni S.p.A.                                              26,219         624,300
==============================================================================
                                                                     1,406,563
==============================================================================


JAPAN-13.09%

Asahi Breweries, Ltd.                                  137,700       2,367,784
------------------------------------------------------------------------------
Astellas Pharma Inc.                                    85,700       3,484,370
------------------------------------------------------------------------------
Chubu Electric Power Co., Inc.                           6,500         197,389
------------------------------------------------------------------------------
Electric Power Development Co., Ltd.                     5,900         231,557
------------------------------------------------------------------------------
Hisamitsu Pharmaceutical Co., Inc.                      58,800       2,398,637
------------------------------------------------------------------------------
Hitachi, Ltd.                                          245,000         949,349
------------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.                97,000       1,214,441
------------------------------------------------------------------------------
Nippon Electric Glass Co., Ltd.                        400,000       2,099,281
------------------------------------------------------------------------------
Nissan Motor Co., Ltd.                               1,383,300       5,006,182
------------------------------------------------------------------------------
Nissha Printing Co., Ltd.                               11,100         441,237
------------------------------------------------------------------------------
NTT Data Corp.                                             213         854,313
------------------------------------------------------------------------------
Toyo Suisan Kaisha, Ltd.                               160,000       4,595,050
==============================================================================
                                                                    23,839,590
==============================================================================


NORWAY-1.32%

Frontline Ltd.                                          24,420         716,947
------------------------------------------------------------------------------
StatoilHydro A.S.A.                                    101,749       1,687,085
==============================================================================
                                                                     2,404,032
==============================================================================


SINGAPORE-0.22%

Jardine Matheson Holdings Ltd.                          22,000         407,000
==============================================================================


SWEDEN-0.58%

Loomis AB-Class B(b)                                    10,836          67,827
------------------------------------------------------------------------------
Securitas A.B.-Class B                                  54,182         449,268
------------------------------------------------------------------------------
Swedbank A.B.                                           91,900         532,446
==============================================================================
                                                                     1,049,541
==============================================================================


SWITZERLAND-0.93%

Nestle S.A.                                             13,480         530,224
------------------------------------------------------------------------------
Novartis AG                                             23,230       1,161,609
==============================================================================
                                                                     1,691,833
==============================================================================


UNITED KINGDOM-8.65%

AstraZeneca PLC                                         30,119       1,194,485
------------------------------------------------------------------------------
BHP Billiton PLC                                        28,955         553,445
------------------------------------------------------------------------------
British American Tobacco PLC                           192,581       5,077,507
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GLOBAL EQUITY FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Eurasian Natural Resources Corp.                       170,520    $    828,714
------------------------------------------------------------------------------
Ladbrokes PLC                                          678,076       1,840,140
------------------------------------------------------------------------------
Royal Dutch Shell PLC-Class B                           39,876       1,018,343
------------------------------------------------------------------------------
Standard Chartered PLC                                 180,893       2,346,426
------------------------------------------------------------------------------
Tesco PLC                                              495,337       2,618,622
------------------------------------------------------------------------------
Vodafone Group PLC                                     136,506         278,844
==============================================================================
                                                                    15,756,526
==============================================================================


UNITED STATES-49.05%

Aeropostale, Inc.(b)                                    98,081       1,579,104
------------------------------------------------------------------------------
Bank of New York Mellon Corp.                          113,789       3,223,642
------------------------------------------------------------------------------
Big Lots, Inc.(b)                                       74,400       1,078,056
------------------------------------------------------------------------------
CF Industries Holdings, Inc.                            53,900       2,649,724
------------------------------------------------------------------------------
Chevron Corp.                                           87,734       6,489,684
------------------------------------------------------------------------------
ConocoPhillips                                          71,880       3,723,384
------------------------------------------------------------------------------
D.R. Horton, Inc.                                       72,500         512,575
------------------------------------------------------------------------------
Energen Corp.                                           92,151       2,702,789
------------------------------------------------------------------------------
Express Scripts, Inc.(b)                                47,356       2,603,633
------------------------------------------------------------------------------
Exxon Mobil Corp.                                      117,965       9,417,146
------------------------------------------------------------------------------
Gap, Inc. (The)                                        411,928       5,515,716
------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                         16,508       1,393,110
------------------------------------------------------------------------------
InterDigital, Inc.(b)                                   19,800         544,500
------------------------------------------------------------------------------
International Business Machines Corp.                   75,741       6,374,363
------------------------------------------------------------------------------
Johnson & Johnson                                       13,364         799,568
------------------------------------------------------------------------------
Lockheed Martin Corp.                                   45,736       3,845,483
------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                             59,000       1,431,930
------------------------------------------------------------------------------
MasterCard, Inc.-Class A                                 9,493       1,356,835
------------------------------------------------------------------------------
McDonald's Corp.                                        97,111       6,039,333
------------------------------------------------------------------------------
Microsoft Corp.                                        306,197       5,952,470
------------------------------------------------------------------------------
Mirant Corp.(b)                                         68,617       1,294,803
------------------------------------------------------------------------------
Northrop Grumman Corp.                                  23,628       1,064,205
------------------------------------------------------------------------------
Perrigo Co.                                              5,927         191,501
------------------------------------------------------------------------------
Pfizer Inc.                                            376,627       6,670,064
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                              19,337       1,195,413
------------------------------------------------------------------------------
QLogic Corp.(b)                                        136,400       1,833,216
------------------------------------------------------------------------------
RadioShack Corp.                                        42,583         508,441
------------------------------------------------------------------------------
State Street Corp.                                      86,665       3,408,534
------------------------------------------------------------------------------
Terra Industries Inc.                                   27,861         464,443
------------------------------------------------------------------------------
Texas Instruments Inc.                                  43,164         669,905
------------------------------------------------------------------------------
Walter Industries, Inc.                                 46,174         808,507
------------------------------------------------------------------------------
Windstream Corp.                                       430,742       3,962,826
==============================================================================
                                                                    89,304,903
==============================================================================
TOTAL INVESTMENTS-100.15% (Cost $268,089,393)                      182,336,507
==============================================================================
OTHER ASSETS LESS LIABILITIES-(0.15)%                                 (279,856)
==============================================================================
NET ASSETS-100.00%                                                $182,056,651
______________________________________________________________________________
==============================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $268,089,393)                           $182,336,507
------------------------------------------------------
Foreign currencies, at value (Cost
  $527,340)                                    533,677
------------------------------------------------------
Receivables for:
  Fund shares sold                             216,703
------------------------------------------------------
  Dividends                                    266,738
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             15,694
------------------------------------------------------
Other assets                                    64,813
======================================================
     Total assets                          183,434,132
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       712,765
------------------------------------------------------
  Amount due custodian                         306,186
------------------------------------------------------
  Accrued fees to affiliates                   187,929
------------------------------------------------------
  Accrued other operating expenses             123,636
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              46,965
======================================================
     Total liabilities                       1,377,481
======================================================
Net assets applicable to shares
  outstanding                             $182,056,651
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $342,850,982
------------------------------------------------------
Undistributed net investment income          2,899,607
------------------------------------------------------
Undistributed net realized gain (loss)     (77,947,215)
------------------------------------------------------
Unrealized appreciation (depreciation)     (85,746,723)
======================================================
                                          $182,056,651
======================================================



NET ASSETS:

Class A                                   $132,058,234
======================================================
Class B                                   $ 22,769,901
======================================================
Class C                                   $ 13,575,179
======================================================
Class R                                   $    606,516
======================================================
Class Y                                   $    182,831
======================================================
Institutional Class                       $ 12,863,990
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     17,156,777
======================================================
Class B                                      3,157,354
======================================================
Class C                                      1,886,476
======================================================
Class R                                         78,981
======================================================
Class Y                                         23,725
======================================================
Institutional Class                          1,647,546
======================================================
Class A:
  Net asset value per share               $       7.70
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.70 divided
     by 94.50%)                           $       8.15
======================================================
Class B:
  Net asset value and offering price
     per share                            $       7.21
======================================================
Class C:
  Net asset value and offering price
     per share                            $       7.20
======================================================
Class R:
  Net asset value and offering price
     per share                            $       7.68
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       7.71
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       7.81
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $537,639)                           $   8,934,562
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $435,750)                                                                           655,335
================================================================================================
     Total investment income                                                           9,589,897
================================================================================================


EXPENSES:

Advisory fees                                                                          2,758,530
------------------------------------------------------------------------------------------------
Administrative services fees                                                             122,244
------------------------------------------------------------------------------------------------
Custodian fees                                                                           127,520
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                566,123
------------------------------------------------------------------------------------------------
  Class B                                                                                477,073
------------------------------------------------------------------------------------------------
  Class C                                                                                274,027
------------------------------------------------------------------------------------------------
  Class R                                                                                  3,526
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  941,318
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      44,874
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 26,638
------------------------------------------------------------------------------------------------
Other                                                                                    360,849
================================================================================================
     Total expenses                                                                    5,702,722
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (37,528)
================================================================================================
     Net expenses                                                                      5,665,194
================================================================================================
Net investment income                                                                  3,924,703
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (75,738,847)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     485,570
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (2,166,947)
================================================================================================
                                                                                     (77,420,224)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (100,364,786)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       2,022
------------------------------------------------------------------------------------------------
  Futures contracts                                                                      343,764
================================================================================================
                                                                                    (100,019,000)
================================================================================================
Net realized and unrealized gain (loss)                                             (177,439,224)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(173,514,521)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   3,924,703    $  6,418,007
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (77,420,224)     74,097,880
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (100,019,000)    (51,690,367)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (173,514,521)     28,825,520
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (516,563)     (5,939,578)
---------------------------------------------------------------------------------------------------------
  Class B                                                                         (95,853)       (858,998)
---------------------------------------------------------------------------------------------------------
  Class C                                                                         (57,868)       (435,707)
---------------------------------------------------------------------------------------------------------
  Class R                                                                          (2,466)         (8,313)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                            (699)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (49,547)     (1,600,517)
=========================================================================================================
     Total distributions from net investment income                              (722,996)     (8,843,113)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (9,140,117)    (41,556,306)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,697,161)    (10,873,397)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (1,024,617)     (5,515,532)
---------------------------------------------------------------------------------------------------------
  Class R                                                                         (43,642)        (68,352)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         (12,382)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (877,037)     (9,127,643)
=========================================================================================================
     Total distributions from net realized gains                              (12,794,956)    (67,141,230)
=========================================================================================================
Share transactions-net:
  Class A                                                                     (56,170,421)     23,552,976
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (29,382,265)    (14,781,365)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (11,627,531)      3,282,172
---------------------------------------------------------------------------------------------------------
  Class R                                                                         588,389         395,091
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         249,597              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (50,804,670)     19,245,458
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (147,146,901)     31,694,332
=========================================================================================================
     Net increase (decrease) in net assets                                   (334,179,374)    (15,464,491)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           516,236,025     531,700,516
=========================================================================================================
  End of year (includes undistributed net investment income of $2,899,607
     and $(955,278), respectively)                                          $ 182,056,651    $516,236,025
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Equity Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM GLOBAL EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

15        AIM GLOBAL EQUITY FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $10,508.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,256.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.


16        AIM GLOBAL EQUITY FUND

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $27,278 in front-end sales commissions from the sale of Class A shares and $12,017, $60,229, $2,748 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $ 99,952,053
--------------------------------------
Level 2                    82,384,454
--------------------------------------
Level 3                            --
======================================
                         $182,336,507
======================================



NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $24,764.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

17        AIM GLOBAL EQUITY FUND

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $4,180 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 1,286,525     $41,137,308
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        12,231,427      34,847,035
========================================================================================================
Total distributions                                                          $13,517,952     $75,984,343
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  3,265,843
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (86,803,359)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                           6,163
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (54,108)
------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                          (17,271,953)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (59,936,917)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        342,850,982
================================================================================================
Total net assets                                                                    $182,056,651
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $59,936,917
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $388,319,190 and $535,554,291, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  3,987,293
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (90,790,652)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(86,803,359)
================================================================================================
Cost of investments for tax purposes is $269,139,866.




18        AIM GLOBAL EQUITY FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership investments, passive foreign investment companies and proxy costs, on December 31, 2008, undistributed net investment income was increased by $653,178, undistributed net realized gain (loss) was decreased by $619,443 and shares of beneficial interest decreased by $33,735. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,285,562     $  15,404,060      2,695,620     $ 46,498,238
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       261,570         3,091,092        595,531        9,814,196
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       178,604         1,972,968        473,706        7,801,642
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        60,238           762,903         27,712          486,177
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     25,237           263,960             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           997,913        13,628,364      2,897,972       50,074,391
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,211,384         9,110,956      3,033,601       44,836,660
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       245,083         1,727,247        785,736       11,023,881
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       145,402         1,021,807        400,405        5,605,731
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                         6,148            46,108          5,187           76,665
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      1,740            13,081             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           119,099           907,531        711,186       10,603,784
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     1,172,084        14,475,248        838,355       14,456,246
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,241,539)      (14,475,248)      (881,595)     (14,456,246)
=========================================================================================================================
Reacquired:(c)
  Class A(b)                                                 (7,935,085)      (95,160,685)    (4,820,592)     (82,238,168)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,684,856)      (19,725,356)    (1,288,797)     (21,163,196)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,324,976)      (14,622,306)      (613,782)     (10,125,201)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (20,343)         (220,622)       (10,296)        (167,751)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (3,252)          (27,444)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (4,809,340)      (65,340,565)    (2,246,043)     (41,432,717)
=========================================================================================================================
     Net increase (decrease) in share activity              (11,309,327)    $(147,146,901)     2,603,906     $ 31,694,332
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                         SHARES        AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                       24,272      $  253,880
     ----------------------------------------------------------------------------------------------------
     Class A                                                                      (24,272)      ($253,880)
     ====================================================================================================




(c) Net of redemption fees of $61,115 and $14,787 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2008 and 2007, respectively


19        AIM GLOBAL EQUITY FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                           NET ASSET                    (LOSSES) ON                 DIVIDENDS  DISTRIBUTIONS
                             VALUE         NET       SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET
                           BEGINNING    INVESTMENT     REALIZED AND    INVESTMENT  INVESTMENT     REALIZED        TOTAL
                           OF PERIOD  INCOME (LOSS)     UNREALIZED)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $14.81       $ 0.15(d)       $(6.67)        $(6.52)     $(0.03)       $(0.56)        $(0.59)
Year ended 12/31/07           16.47         0.22(d)         0.63           0.85       (0.31)        (2.20)         (2.51)
Year ended 12/31/06           15.54         0.19            2.73           2.92       (0.20)        (1.79)         (1.99)
Year ended 12/31/05           15.65         0.15(d)         1.34           1.49       (0.13)        (1.47)         (1.60)
Year ended 12/31/04           13.54        (0.02)(d)        2.93           2.91          --         (0.80)         (0.80)
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08           14.04         0.06(d)        (6.30)         (6.24)      (0.03)        (0.56)         (0.59)
Year ended 12/31/07           15.73         0.09(d)         0.59           0.68       (0.17)        (2.20)         (2.37)
Year ended 12/31/06           14.92         0.06            2.62           2.68       (0.08)        (1.79)         (1.87)
Year ended 12/31/05           15.10         0.03(d)         1.28           1.31       (0.03)        (1.46)         (1.49)
Year ended 12/31/04           13.15        (0.09)(d)        2.84           2.75          --         (0.80)         (0.80)
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08           14.02         0.06(d)        (6.29)         (6.23)      (0.03)        (0.56)         (0.59)
Year ended 12/31/07           15.71         0.09(d)         0.59           0.68       (0.17)        (2.20)         (2.37)
Year ended 12/31/06           14.89         0.06            2.63           2.69       (0.08)        (1.79)         (1.87)
Year ended 12/31/05           15.08         0.03(d)         1.27           1.30       (0.03)        (1.46)         (1.49)
Year ended 12/31/04           13.14        (0.09)(d)        2.83           2.74          --         (0.80)         (0.80)
---------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08           14.81         0.11(d)        (6.65)         (6.54)      (0.03)        (0.56)         (0.59)
Year ended 12/31/07           16.46         0.18(d)         0.63           0.81       (0.26)        (2.20)         (2.46)
Year ended 12/31/06           15.53         0.12            2.76           2.88       (0.16)        (1.79)         (1.95)
Year ended 12/31/05(f)        16.07         0.02(d)         1.03           1.05       (0.13)        (1.46)         (1.59)
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)        10.46         0.03(d)        (2.19)         (2.16)      (0.03)        (0.56)         (0.59)
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08           14.94         0.22(d)        (6.76)         (6.54)      (0.03)        (0.56)         (0.59)
Year ended 12/31/07           16.60         0.29(d)         0.63           0.92       (0.38)        (2.20)         (2.58)
Year ended 12/31/06           15.64         0.23            2.79           3.02       (0.27)        (1.79)         (2.06)
Year ended 12/31/05           15.73         0.23(d)         1.34           1.57       (0.21)        (1.45)         (1.66)
Year ended 12/31/04(f)        13.98         0.07(d)         2.48           2.55          --         (0.80)         (0.80)
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                                                          RATIO OF          RATIO OF
                                                                          EXPENSES          EXPENSES
                                                                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                             NET ASSET                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            VALUE, END      TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           OF PERIOD(A)   RETURN(B)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(C)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08           $ 7.70        (43.90)%     $132,058           1.54%(e)          1.54%(e)        1.22%(e)      114%
Year ended 12/31/07            14.81          5.19        317,181           1.39              1.49            1.27          160
Year ended 12/31/06            16.47         18.88        324,111           1.45              1.64            1.09          166
Year ended 12/31/05            15.54          9.43        264,868           1.50              1.68            0.91          120
Year ended 12/31/04            15.65         21.64        182,416           1.94              1.96           (0.11)         115
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08             7.21        (44.32)        22,770           2.29(e)           2.29(e)         0.47(e)       114
Year ended 12/31/07            14.04          4.33         78,326           2.14              2.24            0.52          160
Year ended 12/31/06            15.73         18.02        100,141           2.20              2.39            0.34          166
Year ended 12/31/05            14.92          8.65         95,379           2.21              2.39            0.20          120
Year ended 12/31/04            15.10         21.06         74,120           2.44              2.46           (0.61)         115
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08             7.20        (44.30)        13,575           2.29(e)           2.29(e)         0.47(e)       114
Year ended 12/31/07            14.02          4.35         40,480           2.14              2.24            0.52          160
Year ended 12/31/06            15.71         18.12         41,261           2.20              2.39            0.34          166
Year ended 12/31/05            14.89          8.58         35,313           2.21              2.39            0.20          120
Year ended 12/31/04            15.08         21.00         20,375           2.44              2.46           (0.61)         115
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08             7.68        (44.03)           607           1.79(e)           1.79(e)         0.97(e)       114
Year ended 12/31/07            14.81          4.97            488           1.64              1.74            1.02          160
Year ended 12/31/06            16.46         18.62            170           1.70              1.89            0.84          166
Year ended 12/31/05(f)         15.53          6.46             15           1.73(g)           1.91(g)         0.68(g)       120
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)          7.71        (20.46)           183           1.53(e)(g)        1.53(e)(g)      1.23(e)(g)    114
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08             7.81        (43.64)        12,864           1.07(e)           1.07(e)         1.69(e)       114
Year ended 12/31/07            14.94          5.58         79,762           0.99              1.67            1.67          160
Year ended 12/31/06            16.60         19.40         66,018           1.03              1.22            1.50          166
Year ended 12/31/05            15.64          9.97         39,803           0.99              1.17            1.42          120
Year ended 12/31/04(f)         15.73         18.39         13,158           1.18(g)           1.20(g)         0.65(g)       115
___________________________________________________________________________________________________________________________________
===================================================================================================================================




(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $226,449, $47,707, $27,403, $705, $186 and $44,939 for Class A, Class B, Class C,
     Class R, Class Y, and Institutional Class shares, respectively.
(f) Commencement dates of October 31, 2005, October 3, 2008 and April 30, 2004 for Class R, Class Y and Institutional Class shares, respectively.
(g)  Annualized.


NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


20        AIM GLOBAL EQUITY FUND

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



21        AIM GLOBAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas




22        AIM GLOBAL EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $632.80        $6.69       $1,016.94       $ 8.26       1.63%
---------------------------------------------------------------------------------------------------
        B            1,000.00        630.00         9.75        1,013.17        12.04       2.38
---------------------------------------------------------------------------------------------------
        C            1,000.00        630.80         9.76        1,013.17        12.04       2.38
---------------------------------------------------------------------------------------------------
        R            1,000.00        632.30         7.71        1,015.69         9.53       1.88
---------------------------------------------------------------------------------------------------
        Y            1,000.00        795.40         3.38        1,017.44         7.76       1.53
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM GLOBAL EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $634.50        $5.01       $1,019.00       $6.19        1.22%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM GLOBAL EQUITY FUND

Supplement to Annual Report dated 12/31/08

AIM GLOBAL EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

10 Years     3.27%
5 Years     -0.92
1 Year     -43.64

Institutional Class shares' inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares' inception date is September 15, 1997.

      Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.00%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund's prospectus.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

NASDAQ SYMBOL   GNDIX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   GEQ-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $12,231,427
     Qualified Dividend Income*                               25.00%
     Corporate Dividends Received Deduction*                   8.65%



        * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 52.81%, 52.78%, 50.27% and 51.23%, respectively.


24        AIM GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM GLOBAL EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




26        AIM GLOBAL EQUITY FUND

[GO PAPERLESS GRAPHIC]

================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

This service is provided by Invesco Aim Investment Services, Inc.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in City place Washington, State D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02669 and 002-57526. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the country-region place U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                               [INVESCO AIM LOGO]
                                - SERVICE MARK -

             invescoaim.com   GEQ-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]              AIM INCOME ALLOCATION FUND
 - SERVICE MARK -               Annual Report to Shareholders - December 31,2008

                                [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
10   Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
19   Financial Highlights
21   Auditor's Report
22   Fund Expenses
23   Tax Information
24   Trustees and Officers

                  Dear Shareholder:

                  In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to
[PHOTO OF TAYLOR] update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

                  MARKET OVERVIEW

                  At the start of 2008, we saw warning signs of increasing
                  economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S.
                  Federal Reserve Board (the Fed) cut short-term interest rate
Philip Taylor     targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)
In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      # INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      # DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      # STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246. Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1 U.S. Federal Reserve; 2 Bureau of Labor Statistics; 3 FactSet Research; 4 Wall Street Journal

2                                                     AIM INCOME ALLOCATION FUND

                  Dear Fellow Shareholders:

                  Since my last letter, continuing troubles in the global
                  economy and financial markets have negatively affected all investors. The new government promises to move quickly with a
[CROCKETT PHOTO]  stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one
                  likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some
Bruce Crockett    consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high"has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the lnvesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3                                                     AIM INCOME ALLOCATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

Equity markets in 2008 generally provided negative returns rivaling the worst bear markets in history/Against this backdrop, the Fund at net asset value (NAV) outperformed the broad-based S&P 500 Index as exposure to bonds cushioned falling stock prices/ However, the Fund at NAV underperformed the Custom Income Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. "Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                    -18.88%
Class B Shares                                                    -19.47
Class C Shares                                                    -19.46
Class R Shares                                                    -19.06
Class Y Shares*                                                   -18.73
S&P 500 Index+ (Broad Market Index)                               -36.99
Custom Income Allocation Index#(Style-Specific Index)             -13.21
Lipper Mixed-Asset Target Allocation
Conservative Funds Index+(Peer Group Index)                       -16.20

+Lipper Inc.; #Invesco Aim, Lipper Inc.
*Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

The Fund invests in 11 underlying funds diversified among asset classes (bonds, stocks and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (large and mid). These underlying funds include seven bond funds, which represent 65% of the portfolio, and four stock funds, which represent the remaining 35% of the portfolio. The underlying funds invest in a wide range of income-producing securities, which may generate an attractive yield with less price volatility than individual asset classes.

      While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

      We determine target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

      While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The fiscal year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight, rather, they grew over many years from a systematic increase in risk-taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve, in concert with other world central banks, dramatically decreased interest rates, Congress enacted a $700 billion rescue plan -- the Troubled Assets Relief Program -- and the Bush Administration underwrote a bridge loan to the Big Three U.S. auto makers. Despite these efforts lending remained tight and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer-dated issues. While investors shunned Treasuries in prior years as they offered lower yields versus credit sensitive issues, investors once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory, while high yield markets generally posted negative returns.(1)

      Across equity market segments there were relatively small differences in performance. Small-cap stocks edged out large-cap stocks and value stocks generally outperformed growth stocks.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S.dollar.(1) As investors increased the relative value of the dollar, it negatively affected the relative return of foreign equities.

      Within the Fund's 65% fixed-income component, AIM U.S. Government Fund and AIM International Total Return Fund were the Fund's only positive absolute contributors to performance.

      AIM International Total Return Fund, which was helped by the declining dollar, and AIM U.S. Government Fund, which was helped by the outperformance of high quality bonds, were the only funds that positively contributed to the Fund's

INCOME ALLOCATION FUND

                                                               Target    % of Total Net Assets
Asset Class                                                  Allocation      As of 12/31/08
                                                             ----------  ---------------------
Intermediate Term Taxable Investment Grade                      38.00%           44.35%
International/Global Blend                                       5.00             3.93
Large Cap Blend                                                 15.00            13.73
Real Estate                                                      7.00             5.45
Sector                                                           8.00             6.96
Short Term Taxable Investment Grade                              6.00             6.99
Taxable Non-Investment Grade                                    21.00            18.83
Other Assets Less Liabilities                                    0.00            -0.24

Total Net Assets              $71.1 million

4                                                     AIM INCOME ALLOCATION FUND
relative fixed-income performance when compared with the components of the Fund's custom style-specific index.

      AIM High Yield Fund was the largest detractor from the Fund's fixed-income component's relative performance as its investment philosophy of holding lower quality, higher yielding bonds underperformed during the year. AIM Floating Rate Fund and AIM Core Bond Fund also detracted from relative performance.

      Within the Fund's 35% equity component, there were no positive absolute contributors to performance as the historic bear market pushed each of the equity funds into negative territory. AIM Diversified Dividend Fund and AIM Utilities Fund were the largest detractors from absolute performance primarily due to their larger percentage allocation within the portfolio's equity component.

      AIM Diversified Dividend Fund, AIM Select Real Estate Income Fund and AIM Utilities Fund were the largest positive contributors to relative equity performance when compared with the components of the Fund's custom style-specific index. There were no relative detractors within the equity component.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Income Allocation Fund.

1     Lipper lnc.

      The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

                  GARY WENDLER

[PHOTO OF WENDLER]

                  Director of Product Strategy and Investment Services is manager of AIM Income Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in
1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5                                                     AIM INCOME ALLOCATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance can not guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6      AIM Income Allocation Fund

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 10/31/05

                                                                                                                       Lipper
                AIM             AIM             AIM            AIM                                                   Mixed-Asset
              Income          Income          Income          Income                                              Target Allocation
         Allocation Fund- Allocation Fund- Allocation Fund- Allocation Fund-                   Custom Income        Conservative
  Date    Class A Shares   Class B Shares   Class C Shares   Class R Shares  S&P 500 lndex(2) Allocation Index(1)  Funds Index(2)
10/31/05     $  9450         $10000           $ 10000          $  10000          $ 10000            $10000             $ 10000
   11/05        9573          10120             10120             10120            10378             10163               10157
   12/05        9672          10218             10217             10220            10382             10251               10229
    1/06        9825          10380             10379             10392            10656             10423               10409
    2/06        9882          10430             10429             10443            10685             10466               10404
    3/06        9917          10457             10456             10482            10818             10502               10469
    4/06        9955          10487             10496             10513            10963             10517               10528
    5/06        9888          10426             10425             10452            10648             10389               10415
    6/06        9947          10469             10477             10507            10662             10441               10421
    7/06       10092          10622             10621             10661            10728             10562               10487
    8/06       10267          10796             10804             10845            10983             10771               10645
    9/06       10353          10876             10884             10929            11266             10905               10773
   10/06       10549          11081             11080             11135            11633             11117               10937
   11/06       10725          11256             11265             11321            11854             11311               11100
   12/06       10782          11315             11314             11385            12020             11316               11129
    1/07       10902          11429             11428             11510            12202             11438               11196
    2/07       10991          11523             11522             11594            11964             11496               11241
    3/07       11048          11571             11570             11658            12097             11522               11311
    4/07       11238          11749             11759             11848            12633             11697               11497
    5/07       11299          11822             11822             11921            13073             11756               11587
    6/07       11130          11624             11634             11726            12856             11599               11500
    7/07       10907          11390             11400             11500            12458             11474               11431
    8/07       11019          11496             11506             11618            12644             11645               11487
    9/07       11254          11741             11740             11858            13117             11877               11725
   10/07       11408          11891             11901             12021            13325             12030               11875
   11/07       11203          11666             11676             11793            12768             11923               11779
   12/07       11149          11610             11609             11740            12680             11873               11759
    1/08       10980          11425             11434             11563            11919             11756               11663
    2/08       10812          11238             11248             11375            11532             11651               11616
    3/08       10857          11286             11284             11426            11483             11696               11551
    4/08       11143          11572             11570             11716            12042             11917               11738
    5/08       11228          11650             11658             11805            12198             11938               11853
    6/08       10904          11314             11312             11469            11170             11549               11571
    7/08       10827          11224             11221             11377            11076             11526               11452
    8/08       10872          11257             11267             11424            11237             11628               11450
    9/08       10182          10546             10545             10704            10237             11149               10901
   10/08        9045           9357              9357              9498             8518             10074                9830
   11/08        8788           9092              9091              9240             7906              9874                9532
   12/08        9047           9113              9351              9505             7990             10305                9854

1        Invesco Aim, Lipper Inc.
2        Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (10/31/05)    -3.11%
  1 Year               -23.36

CLASS B SHARES
Inception (10/31/05)    -2.89%
  1 Year               -23.22

CLASS C SHARES
Inception (10/31/05)    -2.10%
  1 Year               -20.21

CLASS R SHARES
Inception (10/31/05)    -1.59%
  1 Year               -19.06

CLASS Y SHARES
Inception               -1.32%
  1 Year               -18.73

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3,2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS OCTOBER 31,2005.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 0.97%, 1.72%, 1.72%, 1.22% AND 0.72%, RESPECTIVELY.
(1)(2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.39%, 2.14%, 2.14%, 1.64% AND 1.14%,
RESPECTIVELY. (2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/ OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30,2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.69% for AIM Income Allocation Fund.

7         AIM INCOME ALLOCATION FUND

AIM INCOME ALLOCATION FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME WITH GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.

# Unless otherwise stated, information presented in this report is as of December 31,2008, and is based on total net assets.

#     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

# Effective September 30,2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

# Class Y shares are available to only certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

# The Fund pursues its investment objectives by investing its assets in other underlying AIM funds rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance depends on the investment performance of the underlying funds. There is risk that the advisor's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The advisor has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

# Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

# The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

# Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations, including making timely payment of interest and principal.

# The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

# Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

# The Fund could hold real estate directly if a company defaults on debt securities. In that event, an investment in the Fund may have additional risks relating to direct ownership of real estate.

# Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

# Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

# Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

# Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

# The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails risks such as magnifying changes in the |

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares                         ALAAX
Class B Shares                         BLIAX
Class C Shares                         CLIAX
Class R Shares                         RLIAX
Class Y Shares                         ALAYX

8                                                     AIM INCOME ALLOCATION FUND
      value of the portfolio's securities. Derivatives are subject to counterparty risk -- the risk that the other party will not complete the transaction with the Fund.

# A majority of the Fund's assets are likely to be invested in loans and securities that are less liquid than those rated on national exchanges.

# There is no guarantee that the investment techniques and risk analysis used by the Fund's portfolio managers will produce the desired results.

# The prices of securities held by the Fund may decline in response to market risks.

# The Fund may invest in mortgage-and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

# Nondiversification increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

# The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund.

# Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets.

# Reinvestment risk is the risk that a bond's cash flows will be reinvested at an interest rate below that of the original bond.

# Because the fund focuses its investments in real estate investment trusts (REITs), real estate operating companies and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

# If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement.

# The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

# The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

# The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

ABOUT INDEXES USED IN THIS REPORT

# The S&P 500 -- REGISTERED TRADEMARK-INDEX is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

# The CUSTOM INCOME ALLOCATION INDEX, created by Invesco Aim to serve as a benchmark for AIM Income Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000-REGISTERED TRADEMARK-Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell-REGISTERED TRADEMARK-is a trademark of the Frank Russell Co. The MSCI EAFE-REGISTERED TRADEMARK-Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

# The LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX is an equally weighted representation of the largest funds in the Upper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

9 AIM INCOME ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

AIM INCOME ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.24%(a)


                                                                                       CHANGE IN
                                 % OF                                                 UNREALIZED
                                  NET       VALUE       PURCHASES      PROCEEDS      APPRECIATION      REALIZED     DIVIDEND
                                ASSETS     12/31/07      AT COST      FROM SALES    (DEPRECIATION)   GAIN (LOSS)     INCOME
-----------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-20.69%

AIM Diversified Dividend Fund    13.73%  $13,820,701   $ 2,825,107   $ (2,657,099)   $ (3,553,003)   $  (671,652)  $  322,693
-----------------------------------------------------------------------------------------------------------------------------
AIM Utilities Fund                6.96%    8,290,752     1,015,757     (1,567,058)     (2,905,728)       114,252      175,281
=============================================================================================================================
Total Domestic Equity Funds               22,111,453     3,840,864     (4,224,157)     (6,458,731)      (557,400)     497,974
=============================================================================================================================


FIXED-INCOME FUNDS-70.17%

AIM Core Bond Fund               19.79%   17,670,860     3,203,898     (4,121,494)     (2,343,547)      (343,651)   1,365,355
-----------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate Fund            6.00%    6,710,731     1,502,556     (1,302,278)     (2,307,235)      (341,532)     419,357
-----------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund              12.83%   13,438,008     2,764,951     (2,572,276)     (3,936,641)      (571,355)   1,202,489
-----------------------------------------------------------------------------------------------------------------------------
AIM Income Fund                   9.08%    8,365,675     1,688,645     (1,649,394)     (1,634,226)      (317,542)     708,971
-----------------------------------------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                            6.05%    5,330,845       617,130     (1,697,933)         31,909         96,059       17,121
-----------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund          6.99%    5,973,936     1,026,283     (1,379,622)       (555,969)       (93,471)     395,924
-----------------------------------------------------------------------------------------------------------------------------
AIM U.S. Government Fund          9.43%    7,197,462     1,089,017     (2,012,294)        388,879         44,145      353,599
=============================================================================================================================
Total Fixed-Income Funds                  64,687,517    11,892,480    (14,735,291)    (10,356,830)    (1,527,347)   4,462,816
=============================================================================================================================


FOREIGN EQUITY FUNDS-3.93%

AIM International Core Equity
  Fund                            3.93%    4,848,999       867,915       (816,659)     (1,884,425)      (223,191)     127,724
=============================================================================================================================


REAL ESTATE FUNDS-5.45%

AIM Real Estate Fund              0.00%    6,130,868       369,392     (7,078,748)      2,328,147     (1,749,659)      23,946
-----------------------------------------------------------------------------------------------------------------------------
AIM Select Real Estate Income
  Fund                            5.45%           --     7,441,828       (778,893)     (2,476,591)      (310,951)     235,808
-----------------------------------------------------------------------------------------------------------------------------
Total Real Estate Funds                    6,130,868     7,811,220     (7,857,641)       (148,444)    (2,060,610)     259,754
=============================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL FUNDS
  (Cost $94,111,495)            100.24%  $97,778,837   $24,412,479   $(27,633,748)   $(18,848,430)(b)$(4,368,548)  $5,348,268
=============================================================================================================================
OTHER ASSETS LESS LIABILITIES    (0.24)%
=============================================================================================================================
NET ASSETS                      100.00%
=============================================================================================================================

                                  SHARES       VALUE
                                 12/31/08     12/31/08
-------------------------------------------------------

DOMESTIC EQUITY FUNDS-20.69%

AIM Diversified Dividend Fund   1,089,738   $ 9,764,054
-------------------------------------------------------
AIM Utilities Fund                378,865     4,947,975
=======================================================
Total Domestic Equity Funds                  14,712,029
=======================================================


FIXED-INCOME FUNDS-70.17%

AIM Core Bond Fund              1,629,903    14,066,066
-------------------------------------------------------
AIM Floating Rate Fund            796,680     4,262,242
-------------------------------------------------------
AIM High Yield Fund             3,167,600     9,122,687
-------------------------------------------------------
AIM Income Fund                 1,390,767     6,453,158
-------------------------------------------------------
AIM International Total Return
  Fund                            393,354     4,303,298
-------------------------------------------------------
AIM Short Term Bond Fund          578,041     4,971,157
-------------------------------------------------------
AIM U.S. Government Fund          731,430     6,707,209
=======================================================
Total Fixed-Income Funds                     49,885,817
=======================================================


FOREIGN EQUITY FUNDS-3.93%

AIM International Core Equity
  Fund                            335,654     2,792,639
=======================================================


REAL ESTATE FUNDS-5.45%

AIM Real Estate Fund                   --            --
-------------------------------------------------------
AIM Select Real Estate Income
  Fund                            702,064     3,875,393
-------------------------------------------------------
Total Real Estate Funds                       3,875,393
=======================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL FUNDS
  (Cost $94,111,495)                        $71,265,878
=======================================================
OTHER ASSETS LESS LIABILITIES                  (173,265)
=======================================================
NET ASSETS                                  $71,092,613
=======================================================




Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Includes $74,712 from return of capital from AIM International Total Return Fund.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INCOME ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments in affiliated underlying
  funds, at value (Cost $94,111,495)      $ 71,265,878
------------------------------------------------------
Receivables for:
  Fund shares sold                             170,714
------------------------------------------------------
  Fund expenses absorbed                         7,221
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              5,321
------------------------------------------------------
Other assets                                    31,975
======================================================
     Total assets                           71,481,109
======================================================


LIABILITIES:

Payables for:
  Investments purchased -- affiliated
     underlying funds                           65,292
------------------------------------------------------
  Fund shares reacquired                       223,462
------------------------------------------------------
  Accrued fees to affiliates                    48,991
------------------------------------------------------
  Accrued other operating expenses              43,221
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               7,530
======================================================
     Total liabilities                         388,496
======================================================
Net assets applicable to shares
  outstanding                             $ 71,092,613
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 98,327,498
------------------------------------------------------
Undistributed net investment income            134,998
------------------------------------------------------
Undistributed net realized gain (loss)      (4,524,266)
------------------------------------------------------
Unrealized appreciation (depreciation)     (22,845,617)
======================================================
                                          $ 71,092,613
======================================================



NET ASSETS:

Class A                                   $ 43,926,420
======================================================
Class B                                   $  7,176,586
======================================================
Class C                                   $ 19,323,957
======================================================
Class R                                   $    419,372
======================================================
Class Y                                   $    234,346
======================================================
Institutional Class                       $     11,932
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      5,529,677
======================================================
Class B                                        902,726
======================================================
Class C                                      2,430,296
======================================================
Class R                                         52,758
======================================================
Class Y                                         29,499
======================================================
Institutional Class                              1,502
======================================================
Class A:
  Net asset value per share               $       7.94
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.94 divided
     by 94.50%)                           $       8.40
======================================================
Class B:
  Net asset value and offering price
     per share                            $       7.95
======================================================
Class C:
  Net asset value and offering price
     per share                            $       7.95
======================================================
Class R:
  Net asset value and offering price
     per share                            $       7.95
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       7.94
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       7.94
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INCOME ALLOCATION FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends from affiliated underlying funds                                          $  5,348,268
------------------------------------------------------------------------------------------------
Other Income                                                                                 179
================================================================================================
     Total investment income                                                           5,348,447
================================================================================================


EXPENSES:

Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            11,476
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                139,090
------------------------------------------------------------------------------------------------
  Class B                                                                                 99,326
------------------------------------------------------------------------------------------------
  Class C                                                                                232,902
------------------------------------------------------------------------------------------------
  Class R                                                                                  2,211
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  145,621
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                          11
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 18,112
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              67,416
------------------------------------------------------------------------------------------------
Professional services fees                                                                45,340
------------------------------------------------------------------------------------------------
Other                                                                                     40,897
================================================================================================
     Total expenses                                                                      852,402
================================================================================================
Less: Expenses reimbursed and expense offset arrangement(s)                             (351,619)
================================================================================================
     Net expenses                                                                        500,783
================================================================================================
Net investment income                                                                  4,847,664
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS IN AFFILIATED UNDERLYING FUND SHARES:

Net realized gain (loss) on sales of affiliated underlying fund shares                (4,368,548)
------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of affiliated underlying
  fund shares                                                                        (18,848,430)
------------------------------------------------------------------------------------------------
Net gain (loss) from affiliated underlying funds                                     (23,216,978)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(18,369,314)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INCOME ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $  4,847,664    $ 3,605,908
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (4,368,548)     2,463,474
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (18,848,430)    (4,790,323)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (18,369,314)     1,279,059
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (3,143,927)    (2,309,555)
--------------------------------------------------------------------------------------------------------
  Class B                                                                        (477,083)      (381,445)
--------------------------------------------------------------------------------------------------------
  Class C                                                                      (1,163,258)      (815,332)
--------------------------------------------------------------------------------------------------------
  Class R                                                                         (24,319)       (10,702)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                          (4,944)            --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                                (652)          (879)
========================================================================================================
     Total distributions from net investment income                            (4,814,183)    (3,517,913)
========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (1,150,854)      (768,827)
--------------------------------------------------------------------------------------------------------
  Class B                                                                        (203,257)      (151,841)
--------------------------------------------------------------------------------------------------------
  Class C                                                                        (472,679)      (323,589)
--------------------------------------------------------------------------------------------------------
  Class R                                                                          (9,077)        (4,173)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                                (195)          (137)
========================================================================================================
     Total distributions from net realized gains                               (1,836,062)    (1,248,567)
========================================================================================================
Share transactions-net:
  Class A                                                                        (717,053)    41,386,756
--------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,535,563)     5,781,101
--------------------------------------------------------------------------------------------------------
  Class C                                                                         649,784     16,255,572
--------------------------------------------------------------------------------------------------------
  Class R                                                                         157,929        297,851
--------------------------------------------------------------------------------------------------------
  Class Y                                                                         257,264             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                               4,772        (48,001)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                            (1,182,867)    63,673,279
========================================================================================================
     Net increase (decrease) in net assets                                    (26,202,426)    60,185,858
========================================================================================================


NET ASSETS:

  Beginning of year                                                            97,295,039     37,109,181
========================================================================================================
  End of year (includes undistributed net investment income of $134,998
     and $102,608, respectively)                                             $ 71,092,613    $97,295,039
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM INCOME ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). The Advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

        Securities in the underlying funds, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.


14        AIM INCOME ALLOCATION FUND

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

        Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco Aim indirectly as a shareholder of the underlying funds.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below which includes 12b-1 plan payments) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.03% of average daily net assets, respectively, through at least June 30, 2009. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, the Advisor will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the net operating expenses will exceed the expense limits above. You incur these expenses indirectly

15        AIM INCOME ALLOCATION FUND
through the valuation of each Fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.

  For the year ended December 31, 2008, the Advisor reimbursed Fund level expenses of $205,796 and reimbursed class level expenses of $89,323, $15,947, $37,392, $710, $107 and $10 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $191.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $26,493 in front-end sales commissions from the sale of Class A shares and $2,989, $27,200 and $11,237 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $71,265,878
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                          $71,265,878
======================================





16        AIM INCOME ALLOCATION FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $2,143.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,316 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $4,815,274     $3,523,368
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                         1,834,971      1,243,112
=======================================================================================================
Total distributions                                                           $6,650,245     $4,766,480
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    144,951
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (24,717,451)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (9,953)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (1,851,625)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                  (800,807)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                         98,327,498
================================================================================================
Total net assets                                                                    $ 71,092,613
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                   $1,851,625
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


17        AIM INCOME ALLOCATION FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $24,412,479 and $27,633,748, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    657,774
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (25,375,225)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(24,717,451)
================================================================================================
Cost of investments for tax purposes is $95,983,329.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions on December 31, 2008, undistributed net investment income was decreased by $1,091, undistributed net realized gain (loss) was increased by $1,090 and shares of beneficial interest increased by $1. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,902,491     $ 18,812,848      5,130,980     $ 56,581,689
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       328,976        3,228,801        799,736        8,821,716
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       948,129        9,044,674      1,845,603       20,353,103
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        39,496          392,772         32,811          358,816
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     32,396          279,880             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             1,097            9,000             --               --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       386,392        3,608,675        244,883        2,632,745
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        61,999          581,282         43,684          469,636
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       145,162        1,356,553         88,454          950,169
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         3,614           33,397          1,390           14,875
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                           633            4,944             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                93              847             92            1,017
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       205,573        1,977,769        113,934        1,243,065
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (205,580)      (1,977,769)      (113,945)      (1,243,065)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (2,642,845)     (25,116,345)    (1,748,799)     (19,070,743)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (358,574)      (3,367,877)      (207,894)      (2,267,186)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,045,915)      (9,751,443)      (463,254)      (5,047,700)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (27,512)        (268,240)        (6,882)         (75,840)
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (3,530)         (27,560)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (657)          (5,075)        (4,413)         (49,018)
========================================================================================================================
     Net increase (decrease) in share activity                 (228,562)    $ (1,182,867)     5,756,380     $ 63,673,279
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


18        AIM INCOME ALLOCATION FUND

(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      17,643      $ 157,548
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (17,643)      (157,548)
     ==================================================================================================



NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $10.60      $0.55(a)     $(2.46)      $(1.91)     $(0.55)       $(0.20)        $(0.75)
Year ended 12/31/07                10.85       0.54(a)      (0.17)        0.37       (0.47)        (0.15)         (0.62)
Year ended 12/31/06                10.12       0.39          0.75         1.14       (0.39)        (0.02)         (0.41)
Year ended 12/31/05(f)             10.03       0.11(a)       0.13         0.24       (0.15)           --          (0.15)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                10.61       0.48(a)      (2.46)       (1.98)      (0.48)        (0.20)         (0.68)
Year ended 12/31/07                10.86       0.46(a)      (0.17)        0.29       (0.39)        (0.15)         (0.54)
Year ended 12/31/06                10.12       0.31          0.76         1.07       (0.31)        (0.02)         (0.33)
Year ended 12/31/05(f)             10.03       0.10(a)       0.12         0.22       (0.13)           --          (0.13)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                10.61       0.48(a)      (2.46)       (1.98)      (0.48)        (0.20)         (0.68)
Year ended 12/31/07                10.86       0.46(a)      (0.17)        0.29       (0.39)        (0.15)         (0.54)
Year ended 12/31/06                10.12       0.31          0.76         1.07       (0.31)        (0.02)         (0.33)
Year ended 12/31/05(f)             10.03       0.10(a)       0.12         0.22       (0.13)           --          (0.13)
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                10.61       0.52(a)      (2.45)       (1.93)      (0.53)        (0.20)         (0.73)
Year ended 12/31/07                10.86       0.51(a)      (0.17)        0.34       (0.44)        (0.15)         (0.59)
Year ended 12/31/06                10.11       0.43          0.70         1.13       (0.36)        (0.02)         (0.38)
Year ended 12/31/05(f)             10.03       0.11(a)       0.11         0.22       (0.14)           --          (0.14)
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)              8.93       0.12(a)      (0.94)       (0.82)      (0.17)           --          (0.17)
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                10.60       0.56(a)      (2.44)       (1.88)      (0.58)        (0.20)         (0.78)
Year ended 12/31/07                10.85       0.57(a)      (0.17)        0.40       (0.50)        (0.15)         (0.65)
Year ended 12/31/06                10.11       0.53          0.65         1.18       (0.42)        (0.02)         (0.44)
Year ended 12/31/05(f)             10.03       0.12(a)       0.11         0.23       (0.15)           --          (0.15)
==========================================================================================================================

                                                                           RATIO OF          RATIO OF
                                                                           EXPENSES          EXPENSES
                                                                          TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                                          NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)     ABSORBED(c)        ABSORBED      NET ASSETS   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $ 7.94      (18.88)%     $43,926           0.28%(e)          0.67%(e)       5.69%(e)        27%
Year ended 12/31/07                10.60        3.40        60,193           0.28              0.70           4.92            10
Year ended 12/31/06                10.85       11.48        21,022           0.29              1.96           4.86            21
Year ended 12/31/05(f)             10.12        2.35         1,634           0.29(g)          20.85(g)        6.45(g)       0.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                 7.95      (19.46)        7,177           1.03(e)           1.42(e)        4.94(e)         27
Year ended 12/31/07                10.61        2.62        11,412           1.03              1.45           4.17            10
Year ended 12/31/06                10.86       10.74         6,018           1.04              2.71           4.11            21
Year ended 12/31/05(f)             10.12        2.17           210           1.04(g)          21.60(g)        5.70(g)       0.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                 7.95      (19.47)       19,324           1.03(e)           1.42(e)        4.94(e)         27
Year ended 12/31/07                10.61        2.62        25,286           1.03              1.45           4.17            10
Year ended 12/31/06                10.86       10.74         9,905           1.04              2.71           4.11            21
Year ended 12/31/05(f)             10.12        2.17           521           1.04(g)          21.60(g)        5.70(g)       0.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                 7.95      (19.06)          419           0.53(e)           0.92(e)        5.44(e)         27
Year ended 12/31/07                10.61        3.14           394           0.53              0.95           4.67            10
Year ended 12/31/06                10.86       11.41           107           0.54              2.21           4.61            21
Year ended 12/31/05(f)             10.11        2.20            51           0.54(g)          21.10(g)        6.20(g)       0.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)              7.94       (9.14)          234           0.03(e)(g)        0.57(e)(g)     5.94(e)(g)      27
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                 7.94      (18.67)           12           0.04(e)           0.36(e)        5.93(e)         27
Year ended 12/31/07                10.60        3.66            10           0.03              0.33           5.17            10
Year ended 12/31/06                10.85       11.87            57           0.03              1.58           5.11            21
Year ended 12/31/05(f)             10.11        2.29            51           0.04(g)          20.58(g)        6.70(g)       0.99
===================================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.71% for the year ended December 31, 2008; 0.69% for the year ended December 31, 2007 and for the period October 31, 2005 (commencement date) to December 31, 2005; 0.64% for the year ended December 31, 2006.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $55,636, $9,933, $23,290, $442, $228 and $11 for Class A, Class B, Class C, Class R,
     Class Y and Institutional Class shares, respectively.
(f) Commencement date of Class A, Class B, Class C, Class R and Institutional Class was October 31, 2005 and October 3, 2008 for Class Y shares.
(g)  Annualized.



19        AIM INCOME ALLOCATION FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


20        AIM INCOME ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas




21        AIM INCOME ALLOCATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $829.40        $1.29       $1,023.73       $1.42        0.28%
---------------------------------------------------------------------------------------------------
        B            1,000.00        826.40         4.73        1,019.96        5.23        1.03
---------------------------------------------------------------------------------------------------
        C            1,000.00        826.50         4.73        1,019.96        5.23        1.03
---------------------------------------------------------------------------------------------------
        R            1,000.00        828.50         2.44        1,022.47        2.69        0.53
---------------------------------------------------------------------------------------------------
        Y            1,000.00        909.80         0.14        1,024.99        0.15        0.03
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


22        AIM INCOME ALLOCATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $830.70        $0.18       $1,024.94       $0.20        0.04%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INCOME ALLOCATION FUND

Supplement to Annual Report dated 12/31/08

AIM INCOME ALLOCATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (10/31/05)   -1.09%
1 Year                -18.57

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.72%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.02%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.69%.

NASDAQ SYMBOL   ILAAX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   INCAL-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 12/31/08

AIM INCOME ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   INCAL-INS-1   Invesco Aim Distributors, Inc.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 10/31/05

                 AIM                                                             Lipper
                Income                                                         Mixed-Asset
            Allocation Fund-                                                Target Allocation
           Institutional Class                          Custom Income        Conservative
  Date          Shares           S&P 500 Index(2)   Allocation Index(1)     Funds Index(2)
-------    -------------------   ----------------   -------------------     -----------------
10/31/05       $  10000               $ 10000               $ 10000             $ 10000
   11/05          10130                 10378                 10163               10157
   12/05          10229                 10382                 10251               10229
    1/06          10401                 10656                 10423               10409
    2/06          10461                 10685                 10466               10404
    3/06          10504                 10818                 10502               10469
    4/06          10545                 10963                 10517               10528
    5/06          10484                 10648                 10389               10415
    6/06          10543                 10662                 10441               10421
    7/06          10707                 10728                 10562               10487
    8/06          10893                 10983                 10771               10645
    9/06          10981                 11266                 10905               10773
   10/06          11199                 11633                 11117               10937
   11/06          11386                 11854                 11311               11100
   12/06          11443                 12020                 11316               11129
    1/07          11581                 12202                 11438               11196
    2/07          11676                 11964                 11496               11241
    3/07          11733                 12097                 11522               11311
    4/07          11935                 12633                 11697               11497
    5/07          12009                 13073                 11756               11587
    6/07          11826                 12856                 11599               11500
    7/07          11599                 12458                 11474               11431
    8/07          11717                 12644                 11645               11487
    9/07          11963                 13117                 11877               11725
   10/07          12138                 13325                 12030               11875
   11/07          11920                 12768                 11923               11779
   12/07          11859                 12680                 11873               11759
    1/08          11692                 11919                 11756               11663
    2/08          11513                 11532                 11651               11616
    3/08          11567                 11483                 11696               11551
    4/08          11861                 12042                 11917               11738
    5/08          11963                 12198                 11938               11853
    6/08          11625                 11170                 11549               11571
    7/08          11532                 11076                 11526               11452
    8/08          11591                 11237                 11628               11450
    9/08          10853                 10237                 11149               10901
   10/08           9640                  8518                 10074                9830
   11/08           9379                  7906                  9874                9532
   12/08           9659                  7990                 10305                9854

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $1,834,972
     Qualified Dividend Income*                               13.00%
     Corporate Dividends Received Deduction*                  10.70%
     U.S. Treasury Obligations*                                0.23%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 65.13%, 63.50%, 63.41%, and 70.54%, respectively.


23        AIM INCOME ALLOCATION FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




24        AIM INCOME ALLOCATION FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






25        AIM INCOME ALLOCATION FUND

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811 -02699 and 002-57526.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30,2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

It is used after April 20,2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim-SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Manage ment, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,2009. Additional information will be posted at invescoaim.com on or about Aug. 1,2009.

                                                              [INVESCO AIM LOGO]
                                                                -SERVICE MARK-

       invescoaim.com        INCAL-AR-1     Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM INDEPENDENCE FUNDS
 - SERVICE MARK -       Annual Report to Shareholders # December 31, 2008

                        AIM Independence Now Fund
                        AIM Independence 2010 Fund
                        AIM Independence 2020 Fund
                        AIM Independence 2030 Fund
                        AIM Independence 2040 Fund
                        AIM Independence 2050 Fund

                                                [MOUNTAIN GRAPHIC]

                    2    Letters to Shareholders
                    4    Performance Summary
                    4    Management Discussion
                    16   Long-Term Fund Performance
                    28   Supplemental Information
                    32   Schedule of Investments
                    38   Financial Statements
                    43   Notes to Financial Statements
                    56   Financial Highlights
                    63   Auditor's Report
                    64   Fund Expenses
                    67   Tax Information
                    68   Trustees and Officers

[TAYLOR PHOTO]
Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

      In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      # INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      # DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      # STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246. Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1     U.S. Federal Reserve;

2     Bureau of Labor Statistics;

3     FactSet Research;

4     Wall Street Journal

2 AIM INDEPENDENCE FUNDS

[CROCKETT PHOTO]
Bruce Crockett

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM INDEPENDENCE FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Performance summary - AIM Independence Now Fund

Class A shares of AIM Independence Now Fund at net asset value returned -17.45% and outperformed the broad market, represented by the S&P 500 Index, but underperformed its style-specific index, the Custom Independence Now Index.+,# The Custom Independence Now Index approximates the performance of the types of holdings owned by the Fund's underlying investments. Performance of select underlying funds within the large cap domestic equity and fixed-income allocations were the primary contributors to underperformance versus the style-specific index.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                          - 17.45%
Class B Shares                                                          - 18.05
Class C Shares                                                          - 18.15
Class R Shares                                                          - 17.66
Class Y Shares*                                                         - 17.39
S&P 500 Index+ (Broad Market Index)                                     - 36.99
Custom Independence Now Index# (Style-Specific Index)                   - 13.84
Lipper Mixed-Asset Target Allocation Conservative Funds
Index+ Peer Group Index)                                                - 16.20

+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 17 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Independence Now Fund is structured for investors who are currently in, or very near retirement. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date.

      The Fund's investment strategy follows a three-step process. The first step is to determine AIM Independence Now Fund's asset allocation strategy from among broad asset classes based on the Fund's target retirement date. The second step is to select the underlying funds to be held by the Fund and to determine the target weightings of those underlying funds. The third step is the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings.

      The portfolio management team monitors the selection of underlying funds to ensure that they continue to conform to the Fund's asset class allocations and will periodically rebalance the Fund's investments in underlying funds to keep them within their target weightings.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight and the economy continued its decline.

     Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar in the second half of the fiscal year, it negatively affected the relative return of foreign equities.

      Against this extremely difficult market environment, only four of the Fund's underlying holdings provided positive returns during the fiscal year. Two key contributors were AIM Limited Maturity Fund and AIM U.S. Government Fund. These two holdings benefited from aggressive interest rate cuts and an increased demand for the safety of U.S. Treasuries and U.S. government bonds.

      The largest detractors from absolute returns naturally came from some of our largest positions. These included the

PORTFOLIO COMPOSITION

                                       Target         % of Total Net Assets
Asset Class                          Allocation          As of 12/31/08
Domestic Equity                        25.73%                22.03%
Foreign Equity                          6.24                  4.84
High Yield Fixed Income                 8.33                  7.08
Investment Grade Fixed Income          53.35                 61.54
Money Market Funds                      3.35                  4.92
Real Estate                             3.00                  2.27
Other Assets Less Liabilities           0.00                 -2.68

Total Net Assets                        $ 1.6 million

4 AIM INDEPENDENCE FUNDS

PowerShares FTSE RAFI US 1000 Portfolio, representing large cap domestic equities, and AIM Core Bond Fund, as credit based bond issues suffered most.

      Relative to the Custom Independence Now Index, primary contributors included AIM Diversified Dividend Fund and PowerShares Dynamic Large Cap Value Portfolio. Relative custom index detractors included AIM High Yield Fund, AIM Core Bond Fund and AIM Floating Rate Fund. Detractors were concentrated in fixed-income holdings as the bond component of our custom index had a higher allocation to Treasuries, which as mentioned previously, were one of the few market bright spots.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We thank you for your continued investment in AIM Independence Now Fund despite the challenging market environment. We continue to advocate that investors work with a financial advisor and follow a well diversified asset allocation strategy.

1   Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

GARY WENDLER
[WENDLER PHOTO]

Director of Product Strategy and Investments Services, is manager of AIM Independence Now Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares          IANAX
Class B Shares          IANBX
Class C Shares          IANCX
Class R Shares          IANRX
Class Y Shares          IANYX

5 AIM INDEPENDENCE FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY - AIM INDEPENDENCE 2010 FUND

Class A shares of AIM Independence 2010 Fund at net asset value returned -19.11% and outperformed the broad market, represented by the S&P 500 Index, but underperformed its style-specific index, the Custom Independence 2010 Index.+,# The Custom Independence 2010 Index approximates the performance of the types of holdings owned by the Fund's underlying investments. Performance of select underlying funds within the large-cap domestic equity and fixed-income allocations were the primary contributors to underperformance versus the style-specific index.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                          - 19.11%
Class B Shares                                                          - 19.66
Class C Shares                                                          - 19.64
Class R Shares                                                          - 19.20
Class Y Shares*                                                         - 18.96
S&P 500 Index+ (Broad Market Index)                                     - 36.99
Custom Independence 2010 Index# (Style-Specific Index)                  - 15.68
Lipper Mixed-Asset Target 2010 Funds Index+ (Peer Group Index)          - 22.20

+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 19 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Independence 2010 Fund is structured for investors whose target retirement date is around the year 2010. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date.

      The Fund's investment strategy follows a three-step process. The first step is to determine AIM Independence 2010 Fund's asset allocation strategy from among broad asset classes based on the Fund's target retirement date. The second step is to select the underlying funds to be held by the Fund and to determine the target weightings of those underlying funds. The third step is the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings.

      The portfolio management team monitors the selection of underlying funds to ensure that they continue to conform to the Fund's asset class allocations and will periodically rebalance the Fund's investments in underlying funds to keep them within their target weightings.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar in the second half of the fiscal year, it negatively affected the relative return of foreign equities.

      Against this extremely difficult market environment, only two of the Fund's underlying holdings provided positive returns during the fiscal year, AIM International Total Return Fund and AIM U.S. Government Fund. These two holdings benefited from aggressive interest rate cuts and an increased demand for the relative safety of sovereign issues.

      The largest detractors from absolute returns naturally came from some of our largest positions. These included the PowerShares FTSE RAFI US 1000 Portfolio, representing large cap domestic equities, and AIM Core Bond Fund, as

PORTFOLIO COMPOSITION

                                     Target         % of Total Net Assets
Asset Class                        Allocation          As of 12/31/08
Domestic Equity                      29.00%                 23.84%
Foreign Equity                        8.00                   5.96
High Yield Fixed Income               9.00                   7.77
Investment Grade Fixed Income        51.00                  59.52
Money Market Funds                    0.00                   0.93
Real Estate                           3.00                   2.38
Other Assets Less Liabilities         0.00                  -0.40

Total Net Assets                                            $ 4.5 million

6 AIM INDEPENDENCE FUNDS
credit based bond issues suffered most.

      Relative to the Custom Independence 2010 Index, primary contributors included AIM Diversified Dividend Fund, PowerShares Dynamic Large Cap Value Portfolio and AIM U.S. Government Fund. Relative custom index detractors included AIM High Yield Fund, AIM Core Bond Fund and AIM Floating Rate Fund. Detractors were concentrated in fixed-income holdings as the bond component of our custom index has a higher allocation to Treasuries, which as mentioned previously, were one of the few market bright spots during the fiscal year.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We thank you for your continued investment in AIM Independence 2010 Fund despite the challenging market environment. We continue to advocate that investors work with a financial advisor and follow a well-diversified asset allocation strategy.

1   Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

GARY WENDLER
[WENDLER PHOTO]

Director of Product Strategy and Investments Services, is manager of AIM Independence 2010 Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares         INJAX
Class B Shares         INJBX
Class C Shares         INJCX
Class R Shares         INJRX
Class Y Shares         INJYX

7 AIM INDEPENDENCE FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY - AIM INDEPENDENCE 2020 FUND

Class A shares of AIM Independence 2020 Fund at net asset value returned -27.53% and outperformed the broad market, represented by the S&P 500 Index, but underperformed its style-specific index, the Custom Independence 2020 Index.+,# The Custom Independence 2020 Index approximates the performance of the types of holdings owned by the Fund's underlying investments. Performance of select underlying funds within the large-cap domestic equity and fixed-income allocations were the primary contributors to underperformance versus the style-specific index.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                          - 27.53%
Class B Shares                                                          - 28.01
Class C Shares                                                          - 28.21
Class R Shares                                                          - 27.72
Class Y Shares*                                                         - 27.49
S&P 500 Index+ (Broad Market Index)                                     - 36.99
Custom Independence 2020 Index# (Style-Specific Index)                  - 23.59
Lipper Mixed-Asset Target 2020 Funds Index+ (Peer Group Index)          - 29.05

+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 21 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Independence 2020 Fund is structured for investors whose target retirement date is around the year 2020. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date.

   The Fund's investment strategy follows a three-step process. The first step is to determine AIM Independence 2020 Fund's asset allocation strategy from among broad asset classes based on the Fund's target retirement date. The second step is to select the underlying funds to be held by the Fund and to determine the target weightings of those underlying funds. The third step is the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings.

      The portfolio management team monitors the selection of underlying funds to ensure that they continue to conform to the Fund's asset class allocations and will periodically rebalance the Fund's investments in underlying funds to keep them within their target weightings.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar in the second half of the fiscal year, it negatively affected the relative return of foreign equities.

      Against this extremely difficult market environment, only one of the Fund's underlying holdings provided a positive return during the fiscal year, AIM International Total Return Fund. This fund benefited from aggressive interest rate cuts and an increased demand for relative safety of sovereign issues.

      The largest detractors from absolute returns naturally came from some of our largest positions. These included the PowerShares FTSE RAFI US 1000 Portfolio, representing large cap domestic equities, and

PORTFOLIO COMPOSITION

                                    Target        % of Total Net Assets
Asset Class                       Allocation         As of 12/31/08
Domestic Equity                     41.48%                37.13%
Foreign Equity                      15.52                 12.80
High Yield Fixed Income             12.00                 11.33
Investment Grade Fixed Income       28.00                 35.52
Money Market Funds                   0.00                  0.20
Real Estate                          3.00                  2.58
Other Assets Less Liabilities        0.00                  0.44

Total Net Assets                                          $ 9.2 million

8 AIM INDEPENDENCE FUNDS

AIM Core Bond Fund, as credit based bond issues suffered most.

      Relative to the Custom Independence 2020 Index, primary contributors included AIM Diversified Dividend Fund, Power-Shares Dynamic Large Cap Value Portfolio and PowerShares Dynamic Small Cap Value. Relative custom index detractors included AIM High Yield Fund, AIM Core Bond Fund and AIM Floating Rate Fund. Detractors were concentrated in fixed-income holdings as the bond component of our custom index has a higher allocation to Treasuries, which as mentioned previously, were one of the few market bright spots.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We thank you for your continued investment in AIM Independence 2020 Fund despite the challenging market environment. We continue to advocate that investors work with a financial advisor and follow a well diversified asset allocation strategy.

1   Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

GARY WENDLER
[WENDLER PHOTO]

Director of Product Strategy and Investments Services, is manager of AIM Independence 2020 Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares                 AFTAX
Class B Shares                 AFTBX
Class C Shares                 AFTCX
Class R Shares                 AFTRX
Class Y Shares                 AFTYX

9 AIM INDEPENDENCE FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY - AIM INDEPENDENCE 2030 FUND

Class A shares of AIM Independence 2030 Fund at net asset value returned -33.64% and outperformed the broad market, represented by the S&P 500 Index, but underperformed its style-specific index, the Custom Independence 2030 Index.+,# The Custom Independence 2030 Index approximates the performance of the types of holdings owned by the Fund's underlying investments. Performance of select underlying funds within the large-cap domestic equity and fixed-income allocations were the primary contributors to underperformance versus the style-specific index.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                          - 33.64%
Class B Shares                                                          - 34.18
Class C Shares                                                          - 34.18
Class R Shares                                                          - 33.92
Class Y Shares*                                                         - 33.60
S&P 500 Index+ (Broad Market Index)                                     - 36.99
Custom Independence 2030 Index# (Style-Specific Index)                  - 31.29
Lipper Mixed-Asset Target 2030 Funds Index+ (Peer Group Index)          - 35.76

+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 23 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Independence 2030 Fund is structured for investors whose target retirement date is around the year 2030. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date.

      The Fund's investment strategy follows a three-step process. The first step is to determine AIM Independence 2030 Fund's asset allocation strategy from among broad asset classes based on the Fund's target retirement date. The second step is to select the underlying funds to be held by the Fund and to determine the target weightings of those underlying funds. The third step is the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings.

      The portfolio management team monitors the selection of underlying funds to ensure that they continue to conform to the Fund's asset class allocations and will periodically rebalance the Fund's investments in underlying funds to keep them within their target weightings.

MARKET CONDITIONS AND YOUR FUND

      The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar in the second half of the fiscal year, it negatively affected the relative return of foreign equities.

      Against this extremely difficult market environment, none of the Fund's underlying holdings provided a positive return during the fiscal year. However, the Fund's allocation to fixed-income provided some help against the drastic drop in equities.

      The largest detractors from absolute returns naturally came from some of our largest positions. These included the PowerShares FTSE RAFI US 1000 Portfolio, representing large cap domestic equities and AIM High Yield Fund, as credit based bond issues suffered most.

PORTFOLIO COMPOSITION

                                    Target        % of Total Net Assets
Asset Class                       Allocation         As of 12/31/08
Domestic Equity                     55.00%               52.52%
Foreign Equity                      21.00                18.61
High Yield Fixed Income             10.00                10.77
Investment Grade Fixed Income       10.00                14.90
Money Market Funds                   0.00                 1.07
Real Estate                          4.00                 3.38
Other Assets Less Liabilities        0.00                -1.25

Total Net Assets             $ 7.0 million

10 AIM INDEPENDENCE FUNDS

      Relative to the Custom Independence 2030 Index, primary contributors included AIM Diversified Dividend Fund, Power-Shares Dynamic Large Cap Value Portfolio and PowerShares Dynamic Small Cap Value. Relative custom index detractors included AIM High Yield Fund, AIM Core Bond Fund, AIM Structured Growth Fund and PowerShares FTSE RAFI US 1000 Portfolio.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We thank you for your continued investment in AIM Independence 2030 Fund despite the challenging market environment. We continue to advocate that investors work with a financial advisor and follow a well diversified asset allocation strategy.

1   Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

GARY WENDLER
[WENDLER PHOTO]

Director of Product Strategy and Investments Services, is manager of AIM Independence 2030 Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares            TNAAX
Class B Shares            TNABX
Class C Shares            TNACX
Class R Shares            TNARX
Class Y Shares            TNAYX

11 AIM INDEPENDENCE FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY - AIM INDEPENDENCE 2040 FUND

Class A shares of AIM Independence 2040 Fund at net asset value returned -36.00% and outperformed the broad market, represented by the S&P 500 Index, but underperformed its style-specific index, the Custom Independence 2040 Index.+,# The Custom Independence 2040 Index approximates the performance of the types of holdings owned by the Fund's underlying investments. Performance of select underlying funds within the large-cap domestic equity and fixed-income allocations were the primary contributors to underperformance versus the style-specific index.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                         - 36.00%
Class B Shares                                                         - 36.53
Class C Shares                                                         - 36.53
Class R Shares                                                         - 36.27
Class Y Shares*                                                        - 35.96
S&P 500 Index+ (Broad Market Index)                                    - 36.99
Custom Independence 2040 Index# (Style-Specific Index)                 - 34.79
Lipper Mixed-Asset Target 2040 Funds Index+ (Peer Group Index)         - 37.36

+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 25 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Independence 2040 Fund is structured for investors whose target retirement date is around the year 2040. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date.

      The Fund's investment strategy follows a three-step process. The first step is to determine AIM Independence 2040 Fund's asset allocation strategy from among broad asset classes based on the Fund's target retirement date. The second step is to select the underlying funds to be held by the Fund and to determine the target weightings of those underlying funds. The third step is the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings.

      The portfolio management team monitors the selection of underlying funds to ensure that they continue to conform to the Fund's asset class allocations and will periodically rebalance the Fund's investments in underlying funds to keep them within their target weightings.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity market segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar in the second half of the fiscal year, it negatively affected the relative return of foreign equities.

      Against this extremely difficult market environment, none of the Fund's underlying holdings provided a positive return during the fiscal year. However, the Fund's allocation to fixed-income provided some help against the drastic drop in equities.

      The largest detractors from absolute returns naturally came from some of our largest positions. These included the PowerShares FTSE RAFI US 1000 Portfolio, representing large cap domestic equities, and PowerShares FTSE RAFI

PORTFOLIO COMPOSITION

                                   Target          % of Total Net Assets
Asset Class                      Allocation            As of 12/31/08
Domestic Equity                    60.79%               59.69%
Foreign Equity                     23.33                21.70
High Yield Fixed Income             7.10                 7.85
Investment Grade Fixed Income       4.20                 5.91
Money Market Funds                  0.00                 1.47
Real Estate                         4.58                 4.05
Other Assets Less Liabilities       0.00                -0.67

Total Net Assets              $ 3.5 million

12 AIM INDEPENDENCE FUNDS

US 1500 Small-Mid Portfolio, representing small- and mid-cap domestic equities.

      Relative to the Custom Independence 2040 Index, primary contributors included AIM Diversified Dividend Fund, Power-Shares Dynamic Large Cap Value Portfolio and PowerShares Dynamic Small Cap Value. Relative custom index detractors included AIM High Yield Fund, AIM Core Bond Fund, AIM Structured Growth Fund and PowerShares FTSE RAFI US 1000 Portfolio.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We thank you for your continued investment in AIM Independence 2040 Fund despite the challenging market environment. We continue to advocate that investors work with a financial advisor and follow a well diversified asset allocation strategy.

1   Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

GARY WENDLER
[WENDLER PHOTO]

Director of Product Strategy and Investments Services, ismanager of AIM Independence 2040 Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares            TNDAX
Class B Shares            TNDBX
Class C Shares            TNDCX
Class R Shares            TNDRX
Class Y Shares            TNDYX

13 AIM INDEPENDENCE FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY - AIM INDEPENDENCE 2050 FUND

Class A shares of AIM Independence 2050 Fund at net asset value returned -37.51% and performed in line with both the broad market, represented by the S&P 500 Index, and its style-specific index, the Custom Independence 2050 Index.+,# The Custom Independence 2050 Index approximates the performance of the types of holdings owned by the Fund's underlying investments. Performance of select underlying funds within the large-cap domestic equity allocation were the primary detractors from performance versus the style-specific index.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                         - 37.51%
Class B Shares                                                         - 38.03
Class C Shares                                                         - 37.99
Class R Shares                                                         - 37.78
Class Y Shares*                                                        - 37.46
S&P 500 Index+ (Broad Market Index)                                    - 36.99
Custom Independence 2050 Index# (Style-Specific Index)                 - 37.27
Lipper Mixed-Asset Target 2050+ Funds Category Average+ (Peer Group)   - 38.93

+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 27 for a detailed explanation of Fund performance.

HOW WE INVEST

AIM Independence 2050 Fund is structured for investors whose target retirement date is around the year 2050. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date.

      The Fund's investment strategy follows a three-step process. The first step is to determine AIM Independence 2050 Fund's asset allocation strategy from among broad asset classes based on the Fund's target retirement date. The second step is to select the underlying funds to be held by the Fund and to determine the target weightings of those underlying funds. The third step is the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings.

      The portfolio management team monitors the selection of underlying funds to ensure that they continue to conform to the Fund's asset class allocations and will periodically rebalance the Fund's investments in underlying funds to keep them within their target weightings.

MARKET CONDITIONS AND YOUR FUND

The 2008 fiscal year opened with a continuation of the credit crisis which began in 2007. The credit crisis originated from troubles in U.S. subprime mortgage loans but quickly spread beyond mortgage-related debt instruments. The year ended with a global economic and market crisis of historic proportions. Events of this magnitude did not develop overnight; rather, they grew over many years from a systematic increase in risk taking encouraged by easy credit and low market volatility. In response, the U.S. Federal Reserve Board, in concert with other world central banks, dramatically decreased interest rates. Additionally, Congress enacted a $700 billion rescue plan, the Troubled Assets Relief Program, and the Bush Administration underwrote a bridge loan to the Big Three U.S. automakers. Despite these efforts, lending remained tight and the economy continued its decline.

      Across asset classes there were few places for investors to hide. One exception was Treasuries, especially longer dated issues. While investors shunned Treasuries in prior years because they offered lower yields versus credit sensitive issues, they once again sought the safe harbor of Treasuries as the credit storm intensified. As a result, investment grade bond markets generally finished in positive territory while high yield markets generally posted negative returns.(1)

      Across domestic equity segments there were relatively small differences in performance. Small-cap stocks generally edged out large-cap stocks and value generally outperformed growth.(1) Foreign equities did not fair as well as domestic equities primarily due to investors seeking the safe haven of the U.S. dollar. As investors increased the relative value of the dollar in the second half of the fiscal year, it negatively affected the relative return of foreign equities.

      Against this extremely difficult market environment, none of the Fund's underlying holdings provided a positive return during the fiscal year. However, the Fund did perform in line with its style benchmark, the Custom Independence 2050 Index.

      The largest detractors from absolute returns naturally came from some of our largest positions. These included the PowerShares FTSE RAFI US 1000 Portfolio, representing large cap domestic equities, and PowerShares FTSE RAFI

PORTFOLIO COMPOSITION

                                    Target         % of Total Net Assets
Asset Class                       Allocation          As of 12/31/08
Domestic Equity                     65.00%                65.49%
Foreign Equity                      25.00                 23.56
High Yield Fixed Income              5.00                  5.43
Investment Grade Fixed Income        0.00                  0.00
Money Market Funds                   0.00                  1.85
Real Estate                          5.00                  4.43
Other Assets Less Liabilities        0.00                 -0.76

Total Net Assets             $ 2.1 million

14 AIM INDEPENDENCE FUNDS

US 1500 Small-Mid Portfolio, representing small- and mid-cap domestic equities.

      Relative to the Custom Independence 2050 Index, primary contributors included AIM Diversified Dividend Fund, Power-Shares Dynamic Large Cap Value Portfolio and PowerShares Dynamic Small Cap Value. Relative custom index detractors included AIM High Yield Fund, AIM Structured Growth Fund and PowerShares FTSE RAFI US 1000 Portfolio.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We thank you for your continued investment in AIM Independence 2050 Fund despite the challenging market environment. We continue to advocate that investors work with a financial advisor and follow a well diversified asset allocation strategy.

1   Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

GARY WENDLER
[WENDLER PHOTO]

Director of Product Strategy and Investments Services, is manager of AIM Independence 2050 Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

FUND NASDAQ SYMBOLS
Class A Shares            TNEAX
Class B Shares            TNEBX
Class C Shares            TNECX
Class R Shares            TNERX
Class Y Shares            TNEYX

15 AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE NOW FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16 AIM INDEPENDENCE FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 1/31/07

                                                                                                                         LIPPER
                  AIM             AIM               AIM              AIM                                               MIXED-ASSET
             INDEPENDENCE    INDEPENDENCE      INDEPENDENCE       INDEPENDENCE                           CUSTOM          TARGET
                NOW FUND-       NOW FUND-         NOW FUND-        NOW FUND-                          INDEPENDENCE    CONSERVATIVE
     DATE    CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    CLASS R SHARES   S&P 500 INDEX(2)     NOW INDEX(1)   FUNDS INDEX(2)
    1/31/07     $ 9450         $ 10000           $ 10000           $ 10000           $ 10000            $ 10000          $ 10000
       2/07       9469           10010             10010             10020              9805              10054            10041
       3/07       9547           10095             10095             10097              9914              10103            10103
       4/07       9690           10246             10246             10258             10353              10285            10269
       5/07       9775           10325             10325             10338             10714              10364            10350
       6/07       9719           10257             10257             10273             10536              10284            10271
       7/07       9595           10126             10126             10151             10210              10207            10210
       8/07       9662           10187             10187             10212             10363              10315            10260
       9/07       9819           10343             10332             10372             10750              10515            10473
      10/07       9943           10464             10464             10503             10921              10657            10607
      11/07       9789           10301             10292             10341             10464              10593            10521
      12/07       9777           10280             10281             10322             10392              10580            10503
       1/08       9577           10070             10071             10122              9769              10430            10417
       2/08       9467            9944              9945              9995              9452              10347            10375
       3/08       9451            9919              9920              9971              9411              10336            10317
       4/08       9633           10100             10101             10164              9869              10526            10484
       5/08       9694           10163             10154             10228              9997              10551            10587
       6/08       9401            9849              9840              9913              9155              10220            10335
       7/08       9391            9828              9829              9902              9078              10180            10229
       8/08       9422            9860              9861              9934              9209              10258            10227
       9/08       8859            9265              9255              9335              8390               9798             9737
      10/08       8076            8435              8437              8510              6981               8917             8780
      11/08       7919            8272              8262              8345              6480               8789             8514
      12/08       8075            8121              8414              8499              6548               9116             8801

----------
1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (1/31/07)          - 10.57%
  1 Year                     - 21.99

CLASS B SHARES
Inception (1/31/07)          - 10.30%
  1 Year                     - 21.93

CLASS C SHARES
Inception (1/31/07)           - 8.63%
  1 Year                     - 18.93

CLASS R SHARES
Inception (1/31/07)           - 8.14%
  1 Year                     - 17.66

CLASS Y SHARES
Inception                     - 7.87%
  1 Year                     - 17.39

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS JANUARY 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 0.95%, 1.70%, 1.70%, 1.20% AND 0.70%,
RESPECTIVELY.(1,2)THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 29.43%, 30.18%, 30.18%, 29.68% AND 29.18%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.68% for AIM Independence Now Fund.

17 AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2010 FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18 AIM INDEPENDENCE FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 1/31/07


                 AIM              AIM              AIM               AIM                                               LIPPER
             INDEPENDENCE     INDEPENDENCE     INDEPENDENCE     INDEPENDENCE                          CUSTOM         MIXED-ASSET
              2010 FUND-      2010 FUND-        2010  FUND-      2010 FUND-                        INDEPENDENCE    TARGET 2010 FUNDS
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   S&P 500 INDEX(2)   2010 INDEX(1)       INDEX(2)
  1/31/07   $    9450        $   10000        $   10000        $    10000       $    10000         $  10000        $    10000
     2/07        9459            10010            10010             10010             9805            10046             10001
     3/07        9564            10110            10110             10110             9914            10102             10067
     4/07        9715            10270            10270             10280            10353            10303             10297
     5/07        9819            10369            10369             10380            10714            10397             10440
     6/07        9753            10290            10290             10310            10536            10309             10354
     7/07        9611            10130            10139             10161            10210            10216             10251
     8/07        9668            10190            10189             10221            10363            10323             10302
     9/07        9838            10359            10358             10400            10750            10543             10564
    10/07        9980            10508            10507             10550            10921            10695             10741
    11/07        9810            10319            10318             10360            10464            10606             10550
    12/07        9796            10292            10301             10342            10392            10585             10512
     1/08        9571            10056            10053             10104             9769            10394             10265
     2/08        9444             9922             9920              9969             9452            10302             10183
     3/08        9424             9891             9889              9948             9411            10287             10152
     4/08        9619            10097            10095             10155             9869            10502             10414
     5/08        9687            10158            10156             10217             9997            10534             10504
     6/08        9355             9798             9806              9866             9155            10168             10081
     7/08        9346             9787             9785              9856             9078            10121              9968
     8/08        9385             9818             9817              9897             9209            10195              9979
     9/08        8789             9190             9188              9267             8390             9694              9325
    10/08        7919             8273             8271              8348             6981             8752              8275
    11/08        7733             8077             8075              8152             6480             8598              7960
    12/08        7926             7961             8279              8355             6548             8925              8178

----------
1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (1/31/07)          - 11.43%
 1 Year                      - 23.54

CLASS B SHARES
Inception (1/31/07)          - 11.23%
 1 Year                      - 23.52

CLASS C SHARES
Inception (1/31/07)          -  9.39%
 1 Year                      - 20.41

CLASS R SHARES
Inception (1/31/07)          -  8.96%
 1 Year                      - 19.20

CLASS Y SHARES
Inception                    -  8.70%
 1 Year                      - 18.96

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS JANUARY 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 0.99%, 1.74%, 1.74%, 1.24% AND 0.74%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 17.12%, 17.87%, 17.87%, 17.37% AND 16.87% RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.70% for AIM Independence 2010 Fund.

19 AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2020 FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20 AIM INDEPENDENCE FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 1/31/07

                 AIM              AIM              AIM              AIM                                               LIPPER
             INDEPENDENCE     INDEPENDENCE     INDEPENDENCE     INDEPENDENCE                          CUSTOM        MIXED-ASSET
              2020 FUND-      2020 FUND-        2020  FUND-      2020 FUND-                        INDEPENDENCE     TARGET 2020
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   S&P 500 INDEX(2)   2020 INDEX(1)   FUNDS INDEX(2)
  1/31/07   $    9450        $   10000        $   10000        $    10000       $   10000          $   10000       $    10000
     2/07        9431             9980             9980              9980            9805              10008             9974
     3/07        9554            10090            10100             10110            9914              10094            10046
     4/07        9761            10310            10309             10319           10353              10357            10293
     5/07        9921            10470            10469             10488           10714              10517            10481
     6/07        9808            10340            10339             10369           10536              10397            10363
     7/07        9573            10091            10090             10119           10210              10231            10219
     8/07        9648            10160            10159             10199           10363              10325            10310
     9/07        9875            10390            10399             10428           10750              10622            10591
    10/07       10064            10589            10588             10627           10921              10815            10803
    11/07        9743            10240            10239             10288           10464              10595            10569
    12/07        9675            10168            10167             10218           10392              10527            10502
     1/08        9296             9758             9757              9808            9769              10159            10152
     2/08        9121             9574             9573              9633            9452              10045            10044
     3/08        9082             9522             9521              9582            9411              10014            10055
     4/08        9384             9840             9839              9900            9869              10329            10399
     5/08        9471             9922             9921              9992            9997              10404            10518
     6/08        8966             9389             9377              9459            9155               9886             9910
     7/08        8946             9358             9346              9438            9078               9812             9769
     8/08        8985             9399             9388              9479            9209               9857             9768
     9/08        8286             8661             8660              8740            8390               9196             8974
    10/08        7149             7462             7461              7538            6981               8040             7678
    11/08        6789             7083             7071              7158            6480               7753             7273
    12/08        7014             7044             7299              7386            6548               8044             7451

----------
1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (1/31/07)          - 16.91%
 1 Year                      - 31.51

CLASS B SHARES
Inception (1/31/07)          - 16.72%
 1 Year                      - 31.49

CLASS C SHARES
Inception (1/31/07)          - 15.16%
 1 Year                      - 28.91

CLASS R SHARES
Inception (1/31/07)          - 14.63%
 1 Year                      - 27.72

CLASS Y SHARES
Inception                    - 14.40%
 1 Year                      - 27.49

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS JANUARY 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.11%, 1.86%, 1.86%, 1.36% AND 0.86%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 10.82%, 11.57%, 11.57%, 11.07% AND 10.57%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

   HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.78% for AIM Independence 2020 Fund.

21 AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2030 FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22 AIM INDEPENDENCE FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 1/31/07

                 AIM              AIM              AIM              AIM
             INDEPENDENCE     INDEPENDENCE     INDEPENDENCE     INDEPENDENCE                          CUSTOM         LIPPER MIXED-
              2030 FUND-      2030 FUND-        2030  FUND-      2030 FUND-                        INDEPENDENCE    ASSET TARGET 2030
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   S&P 500 INDEX(2)   2030 INDEX(1)     FUNDS INDEX(2)
  1/31/07   $    9450        $   10000        $   10000        $   10000        $     10000         $  10000       $     10000
     2/07        9384             9930             9930             9930               9805             9960              9943
     3/07        9554            10100            10090            10100               9914            10074             10048
     4/07        9809            10369            10359            10380              10353            10404             10405
     5/07       10054            10609            10609            10629              10714            10641             10691
     6/07        9912            10459            10459            10479              10536            10494             10567
     7/07        9610            10130            10130            10150              10210            10254             10380
     8/07        9694            10210            10210            10239              10363            10338             10408
     9/07        9949            10490            10490            10519              10750            10704             10792
    10/07       10176            10719            10719            10748              10921            10931             11067
    11/07        9733            10240            10240            10269              10464            10583             10654
    12/07        9638            10143            10143            10177              10392            10482             10562
     1/08        9122             9588             9598             9632               9769             9942              9958
     2/08        8917             9362             9372             9405               9452             9795              9783
     3/08        8858             9300             9300             9343               9411             9747              9708
     4/08        9229             9691             9690             9745               9869            10152             10150
     5/08        9346             9793             9804             9858               9997            10273             10310
     6/08        8683             9094             9095             9147               9155             9596              9592
     7/08        8654             9063             9074             9116               9078             9502              9431
     8/08        8713             9115             9126             9178               9209             9529              9419
     9/08        7962             8324             8334             8375               8390             8727              8531
    10/08        6608             6905             6916             6954               6981             7359              7071
    11/08        6140             6412             6423             6459               6480             6943              6593
    12/08        6398             6424             6676             6725               6548             7202              6785

----------
1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (1/31/07)          - 20.80%
 1 Year                      - 37.32

CLASS B SHARES
Inception (1/31/07)          - 20.63%
 1 Year                      - 37.37

CLASS C SHARES
Inception (1/31/07)          - 19.02%
 1 Year                      - 34.81

CLASS R SHARES
Inception (1/31/07)          - 18.71%
 1 Year                      - 33.92

CLASS Y SHARES
Inception                    - 18.41%
 1 Year                      - 33.60

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS JANUARY 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.16%, 1.91%, 1.91%, 1.41% AND 0.91%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 14.33%, 15.08%, 15.08%, 14.58% AND 14.08%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.80% for AIM Independence 2030 Fund.

23 AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2040 FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      In prior periods the Fund compared itself to the Lipper Mixed-Asset Target 2030+ Funds Index for comparison to a peer group benchmark. That index is no longer available. The new peer group benchmark is the Lipper Mixed-Asset Target 2040 Funds Index.

24 AIM INDEPENDENCE FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 1/31/07

                 AIM              AIM              AIM              AIM                                                LIPPER
             INDEPENDENCE     INDEPENDENCE     INDEPENDENCE     INDEPENDENCE                          CUSTOM        MIXED-ASSET
              2040 FUND-       2040 FUND-       2040  FUND-      2040 FUND-                        INDEPENDENCE     TARGET 2040
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   S&P 500 INDEX(2)   2040 INDEX(1)   FUNDS INDEX(2)

  1/31/07   $   9450         $   10000        $  10000         $  10000         $     10000        $   10000       $    10000
     2/07        9365             9900             9900             9910               9805             9940             9918
     3/07        9525            10069            10069            10070               9914            10065            10043
     4/07        9808            10368            10358            10379              10353            10424            10403
     5/07       10072            10638            10638            10658              10714            10694            10733
     6/07        9931            10478            10478            10498              10536            10534            10602
     7/07        9591            10119            10119            10139              10210            10261            10292
     8/07        9685            10209            10199            10229              10363            10341            10329
     9/07        9958            10489            10489            10519              10750            10738            10723
    10/07       10203            10748            10738            10779              10921            10980            11031
    11/07        9723            10229            10229            10270              10464            10574            10510
    12/07        9621            10114            10115            10160              10392            10458            10400
     1/08        9053             9515             9516             9559               9769             9844             9739
     2/08        8828             9268             9268             9321               9452             9683             9563
     3/08        8769             9196             9196             9249               9411             9629             9471
     4/08        9151             9598             9599             9662               9869            10072             9943
     5/08        9278             9722             9723             9786               9997            10215            10155
     6/08        8534             8948             8949             9000               9155             9460             9404
     7/08        8514             8917             8918             8969               9078             9358             9237
     8/08        8573             8969             8969             9031               9209             9377             9222
     9/08        7819             8174             8175             8235               8390             8511             8319
    10/08        6410             6698             6698             6756               6981             7047             6800
    11/08        5901             6161             6162             6207               6480             6574             6301
    12/08        6160             6178             6419             6474               6548             6820             6514

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (1/31/07)          - 22.36%
 1 Year                      - 39.50

CLASS B SHARES
Inception (1/31/07)          - 22.24%
 1 Year                      - 39.62

CLASS C SHARES
Inception (1/31/07)          - 20.66%
 1 Year                      - 37.15

CLASS R SHARES
Inception (1/31/07)          - 20.31%
 1 Year                      - 36.27

CLASS Y SHARES
Inception                    - 20.02%
 1 Year                      - 35.96

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS JANUARY 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.16%, 1.91%, 1.91%, 1.41% AND 0.91%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 23.24%, 23.99%, 23.99%, 23.49% AND 22.99%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.81% for AIM Independence 2040 Fund.

25 AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2050 FUND LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      In prior periods the Fund compared itself to the Lipper Mixed-Asset Target 2030+ Funds Index for comparison to a peer group benchmark. That index is no longer available. The new peer group benchmark is the Lipper Mixed-Asset Target 2050+ Funds Category Average.

26 AIM INDEPENDENCE FUNDS

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 1/31/07

                                                                                                                     LIPPER
                 AIM              AIM              AIM              AIM                                             MIXED-ASSET
             INDEPENDENCE     INDEPENDENCE     INDEPENDENCE     INDEPENDENCE                          CUSTOM       TARGET 2050+
              2050 FUND-       2050 FUND-       2050  FUND-      2050 FUND-                        INDEPENDENCE      CATEGORY
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   S&P 500 INDEX(2)   2050 INDEX(1)     AVERAGE(2)
  1/31/07   $    9450        $   10000        $   10000        $   10000        $  10000           $  10000        $      10000
     2/07        9346             9880             9880             9890            9805               9925                9893
     3/07        9516            10050            10060            10060            9914              10058               10034
     4/07        9808            10359            10370            10370           10353              10438               10404
     5/07       10101            10659            10659            10670           10714              10732               10746
     6/07        9940            10489            10489            10510           10536              10563               10641
     7/07        9591            10110            10120            10141           10210              10267               10348
     8/07        9695            10210            10220            10240           10363              10343               10416
     9/07        9987            10509            10520            10549           10750              10762               10904
    10/07       10242            10778            10780            10818           10921              11015               11230
    11/07        9714            10220            10231            10259           10464              10568               10690
    12/07        9596            10080            10092            10129           10392              10441               10587
     1/08        8988             9439             9451             9486            9769               9774                9881
     2/08        8762             9190             9203             9237            9452               9602                9692
     3/08        8703             9118             9130             9175            9411               9543                9611
     4/08        9106             9542             9553             9600            9869              10013               10101
     5/08        9233             9676             9688             9734            9997              10172               10291
     6/08        8448             8849             8851             8905            9155               9361                9505
     7/08        8429             8818             8831             8885            9078               9253                9335
     8/08        8497             8880             8893             8947            9209               9267                9290
     9/08        7722             8063             8075             8128            8390               8356                8319
    10/08        6270             6543             6556             6604            6981               6824                6783
    11/08        5730             5985             5987             6034            6480               6312                6225
    12/08        5999             6013             6257             6302            6548               6549                6488

----------
1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (1/31/07)          - 23.42%
 1 Year                      - 40.95

CLASS B SHARES
Inception (1/31/07)          - 23.32%
 1 Year                      - 41.03

CLASS C SHARES
Inception (1/31/07)          - 21.72%
 1 Year                      - 38.59

CLASS R SHARES
Inception (1/31/07)          - 21.42%
 1 Year                      - 37.78

CLASS Y SHARES
Inception                    - 21.10%
 1 Year                      - 37.46

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS JANUARY 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.16%, 1.91%, 1.91%, 1.41% AND 0.91%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 25.45%, 26.20%, 26.20%, 25.70% AND 25.20%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.82% for AIM Independence 2050 Fund.

27  AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE NOW FUND'S INVESTMENT OBJECTIVE IS CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, CAPITAL APPRECIATION.

AIM INDEPENDENCE 2010 FUND'S, AIM INDEPENDENCE 2020 FUND'S, AIM INDEPENDENCE 2030 FUND'S,

AIM INDEPENDENCE 2040 FUND'S AND AIM INDEPENDENCE 2050 FUND'S INVESTMENT OBJECTIVES ARE CAPITAL APPRECIATION AND CURRENT INCOME, CONSISTENT WITH THEIR CURRENT ASSET ALLOCATION STRATEGIES.

# Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

#     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

# Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

# Class Y shares are available only to certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN AIM INDEPENDENCE FUNDS

                                        AIM           AIM            AIM            AIM            AIM            AIM
                                   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                     NOW FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND      2050 FUND
Convertible Securities Risk                                                          x               x             x

Credit Risk                             x               x             x              x               x

Developing Markets Risk                                               x              x               x             x

Dollar Roll Transaction Risk            x               x             x              x

Equity Securities Risk                  x               x             x              x               x             x

Exchange-Traded Funds Risk              x               x             x              x               x             x

Foreign Securities Risk                 x               x             x              x               x             x

Fund of Funds Risk                      x               x             x              x               x             x

High-Coupon U.S. Government             x               x             x              x

Agency Mortgage-Backed

Securities Risk

High Yield Risk                                                       x              x               x

Interest Rate Risk                      x               x             x              x               x

Leveraging & Derivatives Risk           x               x             x              x               x

Management Risk                         x               x             x              x               x

Market Cap Risk (Small & Mid)           x               x             x              x               x             x

Market Risk                             x               x             x              x               x             x

Reinvestment Risk                       x               x             x              x               x

Reverse Repurchase                      x               x

Agreement Risk

U.S. Government Obligations Risk        x               x             x              x

PRINCIPAL RISKS DEFINED

# CONVERTIBLE RISK: The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

# CREDIT RISK: Credit Risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations, including making timely payment of interest and principal.

# DEVELOPING MARKETS RISK: Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

# DOLLAR ROLL TRANSACTION RISK: Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

# EQUITY SECURITIES RISK: Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# EXCHANGE-TRADED FUNDS RISK: ETF shares may trade above or below their net asset value. An active trading market for PowerShares' ETFs may not develop or be maintained. Trading of a PowerShares ETF may be halted if the listing exchange's officials deem such action appropriate. PowerShares' ETFs are not actively managed and may not fulfill their objective of tracking the performance of a specified index. PowerShares' ETFs would not necessarily sell a security because the issuer of the security was in financial trouble

28  AIM INDEPENDENCE FUNDS
      unless the security is removed from the index that the ETF seeks to track. The value of an investment in a PowerShares ETF will decline, more or less, in correlation with any decline in the value of the index it seeks to track. In addition, certain PowerShares ETFs may be composed of a significant percentage of issuers in a single industry or sector of the economy and may present more risk than if they were broadly diversified.

# FOREIGN SECURITIES RISK: Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# FUND OF FUNDS RISK: The Fund pursues its investment objectives by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance depends on the investment performance of the underlying funds. The Fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests. There is risk that the advisor's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The advisor has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because the advisor for PowerShares ETFs and an affiliate of the advisor may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

#     HIGH-COUPON U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES RISK:
      High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

# HIGH YIELD RISK: Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

# INTEREST RATE RISK: Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

# LEVERAGING & DERIVATIVES RISK: The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counterparty risk -- the risk that the other party will not complete the transaction with the Fund.

# MANAGEMENT RISK: The prices of securities held by the Fund may decline in response to market risks.

# MARKET CAP RISK (SMALL AND MID): Small- and mid-cap companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in these sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, limited product lines, less publicly available information, illiquidity, restricted resale or less frequent trading.

# MARKET RISK: The prices of securities held by the Fund may decline in response to market risks.

# REINVESTMENT RISK: Reinvestment risk is the risk that a bond's cash flows will be reinvested at an interest rate below that of the original bond.

# REVERSE REPURCHASE AGREEMENT RISK: Reverse repurchase agreements and dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

# U.S. GOVERNMENT OBLIGATIONS RISK: The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

ABOUT INDEXES USED IN THIS REPORT

# The S&P 500--REGISTERED TRADEMARK-- INDEX is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

# The CUSTOM INDEPENDENCE NOW INDEX, created by Invesco Aim to serve as a benchmark for AIM Independence Now Fund, is composed of the following indexes: Russell 3000, MSCI EAFE,

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, CONTINUED ON PAGE 30 WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

29 AIM INDEPENDENCE FUNDS

                                                            continued on page 30

FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.

# The LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

# The CUSTOM INDEPENDENCE 2010 INDEX, created by Invesco Aim to serve as a benchmark for AIM Independence 2010 Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and likely will be altered in the future to reflect the increasingly conservative allocations of the Fund over time. The Russell 3000-- registered trademark-- Index is an unman- aged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.

# The LIPPER MIXED-ASSET TARGET 2010 FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2010 Funds category. These funds seek to maximize assets for retirement or other purposes with an extended time horizon not to exceed the year 2010.

# The CUSTOM INDEPENDENCE 2020 INDEX, created by Invesco Aim to serve as a benchmark for AIM Independence 2020 Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to reflect the increasingly conservative allocations of the Fund over time. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE -- REGISTERED TRADEMARK-- Index is an unman- aged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

# The LIPPER MIXED-ASSET TARGET 2020 FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2020 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020.

# The CUSTOM INDEPENDENCE 2030 INDEX, created by Invesco Aim to serve as a benchmark for AIM Independence 2030 Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to reflect the increasingly conservative allocations of the Fund over time. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE-- registered trademark-- Index is an unman- aged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

# The LIPPER MIXED-ASSET TARGET 2030 FUNDS Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation 2030 Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030.

# The CUSTOM INDEPENDENCE 2040 INDEX, created by Invesco Aim to serve as a benchmark for AIM Independence 2040 Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to reflect the increasingly conservative allocations of the Fund

30 AIM INDEPENDENCE FUNDS
      over time. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co.
      Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE -- REGISTERED TRADEMARK-- Index is an unman- aged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

# The LIPPER MIXED-ASSET TARGET 2040 FUNDS Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target 2040 Funds category. The funds seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036 to December 31, 2040. The Lipper Peer Group Benchmark changed effective 05/23/08 in response to Lipper's refinement of their existing classifications to ensure meaningful peer groups.

# The CUSTOM INDEPENDENCE 2050 INDEX, created by Invesco Aim to serve as a benchmark for AIM Independence 2050 Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to reflect the increasingly conservative allocations of the Fund over time. The Russell 3000 --REGISTERED TRADEMARK-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Co. The MSCI EAFE -- REGISTERED TRADEMARK-- Index is an unman- aged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Barclays Capital U.S. Universal Index is composed of the following Barclays Capital indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

# The LIPPER MIXED-ASSET TARGET 2050+ FUNDS CATEGORY AVERAGE represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category. These funds seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2045. The Lipper Peer Group Benchmark changed effective 05/23/08 in response to Lipper's refinement of their existing classifications to ensure meaningful peer groups. For those funds where the new Lipper index has less than a 5-year history, the category average will be used until the Lipper index has sufficient history.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

31 AIM INDEPENDENCE FUNDS

SCHEDULE OF INVESTMENTS

December 31, 2008


AIM INDEPENDENCE NOW FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-102.68%(a)


                                                                   CHANGE IN
                      % OF                                        UNREALIZED
                       NET      VALUE    PURCHASES   PROCEEDS    APPRECIATION       REALIZED     DIVIDEND  SHARES     VALUE
                     ASSETS   12/31/07    AT COST   FROM SALES  (DEPRECIATION)    GAIN (LOSS)     INCOME  12/31/08  12/31/08
-----------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-22.03%

AIM Diversified
  Dividend Fund        3.85% $   55,462 $   53,401   $ (23,535)    $ (13,219)      $  (9,655)     $ 1,822   6,970  $   62,454
-----------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund          2.01%     35,842     33,915     (14,698)      (15,950)         (6,608)         259   4,865      32,501
-----------------------------------------------------------------------------------------------------------------------------
AIM Structured Value
  Fund                 2.29%     35,402     33,878     (14,698)      (10,415)         (6,967)         979   5,232      37,200
-----------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund       0.61%     17,258     12,233     (12,625)       (2,041)         (4,748)          75   1,148       9,943
-----------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Growth
  Portfolio-ETF        2.24%     34,649     30,745      (7,187)      (18,520)         (3,328)         236   3,376      36,359
-----------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Value
  Portfolio-ETF        2.69%     34,255     31,042      (7,292)      (11,787)         (2,607)       1,051   3,016      43,611
-----------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Growth
  Portfolio-ETF(b)     0.91%     22,312     14,418     (14,115)       (5,638)         (2,237)          --   1,356      14,740
-----------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Value
  Portfolio-ETF        0.90%     20,703     14,366     (14,979)       (3,697)         (1,827)         146   1,350      14,566
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1000
  Portfolio-ETF        5.53%     82,151     76,099     (17,044)      (42,536)         (9,063)       2,248   2,627      89,607
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500 Small
  Mid Portfolio-ETF    1.00%     27,089     17,827     (19,161)       (6,656)         (2,843)         239     505      16,256
=============================================================================================================================
  Total Domestic
  Equity Funds                  365,123    317,924    (145,334)     (130,459)        (49,883)       7,055             357,237
=============================================================================================================================



FIXED-INCOME FUNDS-68.62%

AIM Core Bond Fund    24.49%    291,778    298,865    (126,220)      (50,806)        (16,543)      33,062  46,011     397,074
-----------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate
  Fund                 4.71%     73,813     75,639     (30,806)      (30,457)        (11,904)       6,542  14,259      76,285
-----------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund    2.37%     34,976     36,019     (16,012)      (10,988)         (5,616)       4,291  13,326      38,379
-----------------------------------------------------------------------------------------------------------------------------
AIM International
  Total Return Fund    4.31%     46,782     44,929     (21,815)          490             542          275   6,394      69,947
-----------------------------------------------------------------------------------------------------------------------------
AIM Limited Maturity
  Treasury Fund        3.33%     34,865     33,162     (15,393)          867             547        1,248   5,127      54,048
-----------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond
  Fund                18.12%    209,628    210,471     (92,236)      (25,752)         (8,265)      19,865  34,168     293,846
-----------------------------------------------------------------------------------------------------------------------------
AIM U.S. Government
  Fund                11.29%    113,015    110,859     (51,189)        9,006           1,348        7,982  19,961     183,039
=============================================================================================================================
  Total Fixed-Income
  Funds                         804,857    809,944    (353,671)     (107,640)        (39,891)      73,265           1,112,618
=============================================================================================================================



FOREIGN EQUITY FUNDS-4.84%

AIM International
  Core Equity Fund     0.58%     39,332     21,583     (45,439)       (1,012)         (5,147)         422   1,120       9,317
-----------------------------------------------------------------------------------------------------------------------------
AIM International
  Growth Fund          1.46%     20,112     28,484     (10,238)       (9,651)         (5,029)         640   1,261      23,678
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Portfolio-ETF        1.62%         --     46,708      (4,729)      (12,686)         (2,976)         670     926      26,317
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend Achievers
  Portfolio-ETF        1.18%     19,527     18,391      (4,018)      (12,134)         (2,648)       1,040   1,819      19,118
=============================================================================================================================
  Total Foreign
  Equity Funds                   78,971    115,166     (64,424)      (35,483)        (15,800)       2,772              78,430
=============================================================================================================================



REAL ESTATE FUNDS-2.27%

AIM Select Real
  Estate Income Fund   2.27%         --     75,192     (14,855)      (16,126)         (7,365)       2,005   6,675      36,846
=============================================================================================================================



MONEY MARKET FUNDS-4.92%

Liquid Assets
  Portfolio            4.41%     52,068    145,373    (126,036)           --              --        1,680  71,405      71,405
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio      0.51%     11,463    105,393    (108,540)           --              --           97   8,316       8,316
=============================================================================================================================
  Total Money Market
  Funds                          63,531    250,766    (234,576)           --              --        1,777              79,721
=============================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL
  FUNDS (Cost
  $1,972,028)        102.68% $1,312,482 $1,568,992   $(812,860)    $(289,708)(c)   $(112,939)(c)  $86,874          $1,664,852

OTHER ASSETS LESS
  LIABILITIES         (2.68)%                                                                                         (43,446)
=============================================================================================================================
NET ASSETS           100.00%                                                                                       $1,621,406
=============================================================================================================================




Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $981 from return of capital and $134 of capital gains, respectively from affiliated underlying funds.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        AIM INDEPENDENCE FUNDS

December 31, 2008


AIM INDEPENDENCE 2010 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.40%(a)


                                                               CHANGE IN
                 % OF                                         UNREALIZED
                  NET      VALUE    PURCHASES    PROCEEDS    APPRECIATION       REALIZED     DIVIDEND  SHARES     VALUE
                ASSETS   12/31/07    AT COST    FROM SALES  (DEPRECIATION)    GAIN (LOSS)     INCOME  12/31/08  12/31/08
-------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-23.84%

AIM Diversified
  Dividend Fund   4.23% $  121,795 $  182,599  $   (54,854)    $ (39,661)      $ (21,050)    $  4,579   21,075 $  188,829
-------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund     2.30%     79,709    114,497      (33,070)      (44,168)        (14,209)         810   15,383    102,759
-------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund      2.57%     78,624    115,307      (33,197)      (30,026)        (15,844)       3,001   16,155    114,864
-------------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Small
  Companies
  Fund            0.80%     38,956     44,763      (28,338)       (8,170)        (10,854)         269    4,143     35,877
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Large
  Cap Growth
  Portfolio-ETF   2.32%     76,824    111,781      (29,670)      (44,923)        (10,189)         684    9,640    103,823
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Large
  Cap Value
  Portfolio-ETF   2.75%     75,871    112,989      (29,909)      (26,494)         (9,619)       2,648    8,495    122,838
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Small
  Cap Growth
  Portfo-
  lio-ETF(b)      1.03%     51,059     53,244      (37,263)      (14,141)         (6,767)          --    4,244     46,132
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Small
  Cap Value
  Portfolio-ETF   1.02%     47,293     53,267      (38,577)      (10,233)         (6,335)         410    4,209     45,415
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  FTSE RAFI US
  1000
  Portfolio-ETF   5.65%    180,641    274,578      (71,045)      (99,266)        (32,255)       5,854    7,407    252,653
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  FTSE RAFI US
  1500 Small
  Mid
  Portfolio-ETF   1.17%     62,620     65,485      (49,791)      (18,795)         (7,242)         664    1,624     52,277
=========================================================================================================================
  Total
  Domestic
  Equity Funds             813,392  1,128,510     (405,714)     (335,877)       (134,364)      18,919           1,065,467
=========================================================================================================================



FIXED-INCOME
  FUNDS-67.29%

AIM Core Bond
  Fund           24.75%    588,568    928,145     (257,997)     (123,049)        (29,399)      77,165  128,189  1,106,268
-------------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate Fund       4.34%    130,372    213,314      (57,266)      (76,075)        (16,412)      13,277   36,249    193,933
-------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund            3.43%    105,345    160,076      (55,983)      (42,269)        (13,641)      14,313   53,308    153,528
-------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Total Return
  Fund            4.15%     89,342    136,593      (40,957)        2,137             488          725   16,963    185,570
-------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Treasury Fund   0.58%         --     30,666       (4,960)          493              30          305    2,488     26,229
-------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund      14.35%    314,529    530,263     (141,902)      (50,139)        (11,422)      35,410   74,573    641,329
-------------------------------------------------------------------------------------------------------------------------
AIM U.S.
  Government
  Fund           15.69%    340,333    499,650     (177,317)       34,651           3,893       25,920   76,468    701,210
=========================================================================================================================
  Total Fixed-
  Income Funds           1,568,489  2,498,707     (736,382)     (254,251)        (66,463)     167,115           3,008,067
=========================================================================================================================



FOREIGN EQUITY
  FUNDS-5.96%

AIM
  International
  Core Equity
  Fund            0.77%    102,261     81,494     (131,675)       (4,569)        (13,143)       1,542    4,131     34,368
-------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund     1.93%     50,901    105,636      (26,492)      (31,185)        (12,858)       2,304    4,579     86,002
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  FTSE RAFI
  Developed
  Markets ex-US
  Portfolio-ETF   1.89%         --    151,094      (22,356)      (32,848)        (11,227)       2,071    2,979     84,663
-------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend
  Achievers
  Portfolio-ETF   1.37%     49,365     74,258      (19,786)      (32,445)         (9,993)       2,877    5,842     61,399
=========================================================================================================================
  Total Foreign
  Equity Funds             202,527    412,482     (200,309)     (101,047)        (47,221)       8,794             266,432
=========================================================================================================================



REAL ESTATE
  FUNDS-2.38%

AIM Select Real
  Estate Income
  Fund            2.38%         --    194,568      (30,999)      (43,008)        (14,143)       4,859   19,279    106,418
=========================================================================================================================



MONEY MARKET
  FUNDS-0.93%

Liquid Assets
  Portfolio       0.62%      7,403    462,449     (442,132)           --              --          470   27,720     27,720
-------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio       0.31%      7,403    442,447     (436,099)           --              --          330   13,751     13,751
=========================================================================================================================
  Total Money
  Market Funds              14,806    904,896     (878,231)           --              --          800              41,471
=========================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  MUTUAL FUNDS
  (Cost
  $5,269,792)   100.40% $2,599,214 $5,139,163  $(2,251,635)    $(734,183)(c)   $(262,191)(c) $200,487          $4,487,855

OTHER ASSETS
  LESS
  LIABILITIES    (0.40)%                                                                                          (17,860)
=========================================================================================================================
NET ASSETS      100.00%                                                                                        $4,469,995
=========================================================================================================================




Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $2,033 from return of capital and $480 of capital gains, respectively from affiliated underlying funds.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        AIM INDEPENDENCE FUNDS

December 31, 2008

AIM INDEPENDENCE 2020 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-99.56%(a)


                                                                       CHANGE IN
                        % OF                                          UNREALIZED
                         NET      VALUE    PURCHASES     PROCEEDS    APPRECIATION       REALIZED     DIVIDEND  SHARES     VALUE
                       ASSETS   12/31/07    AT COST     FROM SALES  (DEPRECIATION)    GAIN (LOSS)     INCOME  12/31/08  12/31/08
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-37.13%

AIM Diversified
  Dividend Fund          5.39% $  270,265 $   434,860  $   (80,584)   $  (104,730)     $ (22,723)    $ 10,493   55,479 $  497,088
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth
  Fund                   2.97%    174,581     273,034      (48,429)      (111,933)       (13,081)       2,086   41,044    274,172
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value
  Fund                   3.29%    172,414     278,627      (52,025)       (78,299)       (17,076)       7,680   42,706    303,641
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund         2.42%    136,718     214,664      (38,931)       (71,609)       (15,107)       1,610   25,734    222,855
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Growth
  Portfolio-ETF          2.92%    165,739     261,476      (37,222)      (111,787)        (9,548)       1,740   24,945    268,658
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Value
  Portfolio-ETF          3.44%    163,956     263,576      (37,721)       (64,927)        (8,036)       6,132   21,912    316,848
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Growth
  Portfolio-ETF(b)       3.04%    168,278     265,645      (52,631)       (87,340)       (13,647)          --   25,787    280,305
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Value
  Portfolio-ETF          3.03%    156,294     259,992      (51,986)       (72,972)       (12,342)       2,177   25,856    278,986
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI
  US 1000
  Portfolio-ETF          7.12%    387,794     636,896      (89,297)      (251,673)       (27,273)      13,791   19,245    656,447
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI
  US 1500 Small Mid
  Portfolio-ETF          3.51%    200,683     313,520      (60,604)      (115,938)       (14,248)       3,485   10,047    323,413
=================================================================================================================================
  Total Domestic
  Equity Funds                  1,996,722   3,202,290     (549,430)    (1,071,208)      (153,081)      49,194           3,422,413
=================================================================================================================================


FIXED-INCOME FUNDS-46.85%

AIM Core Bond Fund      26.52%  1,152,339   1,934,099     (339,598)      (280,274)       (22,736)     151,426  283,178  2,443,830
---------------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate Fund   2.92%    149,781     277,992      (44,457)      (104,947)        (9,509)      15,877   50,254    268,860
---------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund      8.41%    453,638     731,188     (170,204)      (211,411)       (28,248)      62,170  269,084    774,963
---------------------------------------------------------------------------------------------------------------------------------
AIM International
  Total Return Fund      3.21%    122,418     208,385      (38,350)         5,074          1,314        1,128   27,061    296,042
---------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond
  Fund                   4.06%    125,442     326,129      (44,339)       (30,703)        (2,138)      17,376   43,534    374,391
---------------------------------------------------------------------------------------------------------------------------------
AIM U.S. Government
  Fund                   1.73%         --     163,331      (12,102)         8,096             85        3,550   17,384    159,410
=================================================================================================================================
  Total Fixed-Income
  Funds                         2,003,618   3,641,124     (649,050)      (614,165)       (61,232)     251,527           4,317,496
=================================================================================================================================


FOREIGN EQUITY FUNDS-12.80%

AIM International Core
  Equity Fund            1.42%    306,444     237,372     (354,441)       (16,570)       (41,512)       5,691   15,780    131,293
---------------------------------------------------------------------------------------------------------------------------------
AIM International
  Growth Fund            3.07%    225,826     299,112     (124,188)       (94,829)       (23,427)       7,313   15,042    282,494
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI
  Developed Markets
  ex-US Portfolio-ETF    3.55%         --     497,887      (35,502)      (124,344)       (11,296)       7,424   11,497    326,745
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI
  Developed Markets
  ex-US Small- Mid
  Portfolio-ETF          2.35%         --     322,635      (16,406)       (82,235)        (7,274)       3,016   15,403    216,720
---------------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend Achievers
  Portfolio-ETF          2.41%    215,540     257,123     (124,190)      (109,637)       (16,581)       9,625   21,147    222,255
=================================================================================================================================
  Total Foreign Equity
  Funds                           747,810   1,614,129     (654,727)      (427,615)      (100,090)      33,069           1,179,507
=================================================================================================================================


REAL ESTATE FUNDS-2.58%

AIM Global Real Estate
  Fund                    0.0%    142,647      71,636     (216,535)        21,911        (19,659)         835       --         --
---------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund     2.31%         --     337,464      (25,136)       (91,900)        (6,036)       4,292   15,113    213,093
---------------------------------------------------------------------------------------------------------------------------------
AIM Select Real Estate
  Income Fund            0.27%         --      37,869       (2,793)        (9,312)          (761)         997    4,530     25,003
=================================================================================================================================
  Total Real Estate
  Funds                           142,647     446,969     (244,464)       (79,301)       (26,456)       6,124             238,096
=================================================================================================================================


MONEY MARKET FUNDS-0.20%

Liquid Assets
  Portfolio              0.10%     64,560   1,292,869   (1,348,091)            --             --          730    9,338      9,338
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio        0.10%     64,560   1,292,869   (1,348,091)            --             --          758    9,338      9,338
=================================================================================================================================
  Total Money Market
  Funds                           129,120   2,585,738   (2,696,182)            --             --        1,488              18,676
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL
  FUNDS (Cost
  $11,548,933)          99.56% $5,019,917 $11,490,250  $(4,793,853)   $(2,192,289)(c)  $(340,859)(c) $341,402          $9,176,188

OTHER ASSETS LESS
  LIABILITIES            0.44%                                                                                             39,838
=================================================================================================================================
NET ASSETS             100.00%                                                                                         $9,216,026
=================================================================================================================================




Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $2,799 from return of capital and $4,179 of capital gains, respectively from affiliated underlying funds.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        AIM INDEPENDENCE FUNDS

December 31, 2008

AIM INDEPENDENCE 2030 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-101.25%(a)


                                                                     CHANGE IN
                      % OF                                          UNREALIZED
                       NET      VALUE    PURCHASES     PROCEEDS    APPRECIATION       REALIZED     DIVIDEND  SHARES     VALUE
                     ASSETS   12/31/07    AT COST     FROM SALES  (DEPRECIATION)    GAIN (LOSS)     INCOME  12/31/08  12/31/08
-------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-52.52%

AIM Diversified
  Dividend Fund        7.06% $  233,868 $   444,138  $   (41,017)   $  (127,637)     $ (15,093)    $ 11,453   55,163 $  494,259
-------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund          3.83%    151,921     280,942      (25,412)      (128,732)       (10,578)       2,066   40,141    268,141
-------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value
  Fund                 4.29%    150,158     283,154      (25,127)       (95,843)       (11,622)       7,693   42,295    300,720
-------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund       4.06%    148,806     288,857      (24,741)      (113,006)       (12,040)       2,080   32,813    284,156
-------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Growth
  Portfolio-ETF        3.78%    146,782     266,118      (13,686)      (131,806)        (2,692)       1,702   24,579    264,716
-------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Value
  Portfolio-ETF        4.51%    145,259     268,520      (14,141)       (80,775)        (2,796)       6,638   21,858    316,067
-------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Growth
  Portfolio-ETF(b)     5.01%    180,505     334,935      (24,549)      (134,254)        (5,558)          --   32,298    351,079
-------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Value
  Portfolio-ETF        5.01%    168,384     327,263      (23,760)      (115,840)        (5,264)       2,917   32,510    350,783
-------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1000
  Portfolio-ETF        9.31%    345,352     650,002      (32,214)      (301,686)        (9,168)      14,864   19,123    652,286
-------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500 Small
  Mid Portfolio-ETF    5.66%    211,315     388,968      (24,468)      (173,960)        (5,403)       4,564   12,316    396,452
===============================================================================================================================
  Total Domestic
  Equity Funds                1,882,350   3,532,897     (249,115)    (1,403,539)       (80,214)      53,977           3,678,659
===============================================================================================================================



FIXED-INCOME FUNDS-25.67%

AIM Core Bond Fund    14.24%    353,592     849,406      (67,522)      (129,309)        (9,053)      64,723  115,541    997,114
-------------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate
  Fund                 0.29%         --      31,180       (1,689)        (8,604)          (325)         945    3,843     20,562
-------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund   10.48%    355,589     703,650      (69,150)      (235,098)       (21,129)      61,791  254,813    733,862
-------------------------------------------------------------------------------------------------------------------------------
AIM International
  Total Return Fund    0.34%         --      25,471       (1,408)           (68)           (76)          91    2,169     23,732
-------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond
  Fund                 0.32%         --      26,115       (1,408)        (2,058)           (98)         917    2,622     22,551
===============================================================================================================================
  Total Fixed-Income
  Funds                         709,181   1,635,822     (141,177)      (375,137)       (30,681)     128,467           1,797,821
===============================================================================================================================



FOREIGN EQUITY FUNDS-18.61%

AIM International
  Core Equity Fund     1.83%    294,023     263,415     (368,133)       (27,011)       (33,922)       5,632   15,429    128,372
-------------------------------------------------------------------------------------------------------------------------------
AIM International
  Growth Fund          4.85%    215,315     354,248      (68,840)      (143,668)       (17,076)       8,908   18,103    339,979
-------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Portfolio-ETF        4.91%         --     528,720      (17,386)      (163,632)        (3,877)       8,095   12,098    343,825
-------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Small- Mid
  Portfolio-ETF        3.55%         --     377,269       (6,275)      (119,768)        (2,961)       3,828   17,645    248,265
-------------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend Achievers
  Portfolio-ETF        3.47%    208,963     287,911      (98,464)      (146,988)        (8,452)      11,733   23,118    242,970
===============================================================================================================================
  Total Foreign
  Equity Funds                  718,301   1,811,563     (559,098)      (601,067)       (66,288)      38,196           1,303,411
===============================================================================================================================



REAL ESTATE FUNDS-3.38%

AIM Global Real
  Estate Fund          3.11%    134,118     239,502      (32,086)      (103,300)       (19,691)       4,621   29,816    218,253
-------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund   0.27%         --      30,793       (1,689)        (9,587)          (585)         429    1,335     18,816
===============================================================================================================================
  Total Real Estate
  Funds                         134,118     270,295      (33,775)      (112,887)       (20,276)       5,050             237,069
===============================================================================================================================



MONEY MARKET FUNDS-1.07%

Liquid Assets
  Portfolio            0.53%     79,249   1,527,656   (1,569,424)            --             --          922   37,481     37,481
-------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio      0.54%     79,249   1,527,656   (1,569,424)            --             --          909   37,481     37,481
===============================================================================================================================
  Total Money Market
  Funds                         158,498   3,055,312   (3,138,848)            --             --        1,831              74,962
===============================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL
  FUNDS (Cost
  $9,724,749)        101.25% $3,602,448 $10,305,889  $(4,122,013)   $(2,492,630)(c)  $(197,459)(c) $227,521          $7,091,922

OTHER ASSETS LESS
  LIABILITIES         (1.25)%                                                                                           (87,621)
===============================================================================================================================
NET ASSETS           100.00%                                                                                         $7,004,301
===============================================================================================================================




Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $187 from return of capital and $4,126 of capital gains, respectively from affiliated underlying funds.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        AIM INDEPENDENCE FUNDS

December 31, 2008

AIM INDEPENDENCE 2040 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.67%(a)


                                                                    CHANGE IN
                      % OF                                         UNREALIZED
                       NET      VALUE    PURCHASES    PROCEEDS    APPRECIATION       REALIZED     DIVIDEND  SHARES     VALUE
                     ASSETS   12/31/07    AT COST    FROM SALES  (DEPRECIATION)    GAIN (LOSS)     INCOME  12/31/08  12/31/08
------------------------------------------------------------------------------------------------------------------------------


DOMESTIC EQUITY
  FUNDS-59.69%
AIM Diversified
  Dividend Fund        7.85% $  140,916 $  246,054  $   (43,902)   $   (58,481)     $ (10,619)     $ 5,549  30,577  $  273,968
------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund          4.37%     91,414    152,314      (23,854)       (62,408)        (4,816)       1,144  22,852     152,650
------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value
  Fund                 4.81%     90,210    154,976      (25,647)       (44,001)        (7,648)       4,188  23,613     167,890
------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund       4.67%     89,359    159,208      (23,854)       (52,387)        (7,474)       1,160  18,796     162,777
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Growth
  Portfolio-ETF        4.31%     86,904    148,103      (19,343)       (61,811)        (3,299)         938  13,979     150,554
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Value
  Portfolio-ETF        5.03%     85,963    148,038      (19,568)       (35,187)        (3,832)       3,249  12,131     175,414
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Growth
  Portfolio-ETF(b)     5.79%    107,889    188,129      (25,877)       (62,270)        (5,809)          --  18,589     202,062
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Value
  Portfolio-ETF        5.76%     99,911    185,523      (25,555)       (52,648)        (6,408)       1,490  18,612     200,823
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1000
  Portfolio-ETF       10.52%    203,548    359,373      (46,511)      (136,757)       (12,459)       7,391  10,765     367,194
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500 Small
  Mid Portfolio-ETF    6.58%    126,790    220,246      (29,144)       (81,499)        (6,717)       2,346   7,135     229,676
==============================================================================================================================
  Total Domestic
  Equity Funds                1,122,904  1,961,964     (283,255)      (647,449)       (69,081)      27,455           2,083,008
==============================================================================================================================



FIXED-INCOME FUNDS-13.76%

AIM Core Bond Fund     5.91%     80,666    173,740      (23,762)       (22,903)        (1,532)      11,819  23,894     206,209
------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund    7.85%    137,290    257,553      (39,958)       (73,772)        (7,252)      19,944  95,090     273,861
==============================================================================================================================
  Total Fixed-Income
  Funds                         217,956    431,293      (63,720)       (96,675)        (8,784)      31,763             480,070
==============================================================================================================================



FOREIGN EQUITY FUNDS-21.70%

AIM International
  Core Equity Fund     2.19%    176,170    131,525     (198,865)        (9,493)       (22,904)       3,266   9,187      76,433
------------------------------------------------------------------------------------------------------------------------------
AIM International
  Growth Fund          5.76%    130,601    205,407      (54,953)       (71,013)        (9,146)       5,127  10,697     200,896
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Portfolio-ETF        5.44%         --    278,015      (14,353)       (69,270)        (4,376)       4,113   6,686     190,016
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Small- Mid
  Portfolio-ETF        4.27%         --    218,555      (12,393)       (53,516)        (3,560)       1,959  10,596     149,086
------------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend Achievers
  Portfolio-ETF        4.04%    124,978    166,098      (74,805)       (67,355)        (7,924)       5,656  13,415     140,992
==============================================================================================================================
  Total Foreign
  Equity Funds                  431,749    999,600     (355,369)      (270,647)       (47,910)      20,121             757,423
==============================================================================================================================



REAL ESTATE FUNDS-4.05%

AIM Global Real
  Estate Fund          4.05%     83,422    149,666      (25,879)       (52,859)       (12,690)       2,469  19,328     141,477
==============================================================================================================================



MONEY MARKET FUNDS-1.47%

Liquid Assets
  Portfolio            0.73%      9,463    784,568     (768,342)            --             --          456  25,689      25,689
------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio      0.74%      9,463    784,568     (768,342)            --             --          450  25,689      25,689
==============================================================================================================================
  Total Money Market
  Funds                          18,926  1,569,136   (1,536,684)            --             --          906              51,378
==============================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL
  FUNDS (Cost
  $4,668,084)        100.67% $1,874,957 $5,111,659  $(2,264,907)   $(1,067,630)     $(138,465)(c)  $82,714          $3,513,356

OTHER ASSETS LESS
  LIABILITIES         (0.67)%                                                                                          (23,308)
==============================================================================================================================
NET ASSETS           100.00%                                                                                        $3,490,048
==============================================================================================================================




Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)   Includes $2,258 of capital gains from affiliated underlying funds.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        AIM INDEPENDENCE FUNDS

December 31, 2008

AIM INDEPENDENCE 2050 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.76%(a)


                                                                    CHANGE IN
                      % OF                                         UNREALIZED
                       NET      VALUE    PURCHASES    PROCEEDS    APPRECIATION       REALIZED     DIVIDEND  SHARES     VALUE
                     ASSETS   12/31/07    AT COST    FROM SALES  (DEPRECIATION)    GAIN (LOSS)     INCOME  12/31/08  12/31/08
------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY
  FUNDS-65.49%

AIM Diversified
  Dividend Fund        8.72% $  139,321 $  124,545  $   (29,543)    $ (48,199)       $ (6,100)     $ 4,105  20,092  $  180,024
------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund          4.75%     90,115     78,163      (17,025)      (51,087)         (2,115)         725  14,678      98,051
------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value
  Fund                 5.30%     88,980     78,439      (17,469)      (36,674)         (3,898)       2,698  15,383     109,378
------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund       5.09%     88,085     84,221      (17,025)      (44,296)         (4,452)         741  12,149     105,208
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Growth
  Portfolio-ETF        4.70%     86,699     74,108      (12,802)      (48,860)         (2,043)         611   9,016      97,102
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Large Cap Value
  Portfolio-ETF        5.57%     85,719     74,100      (12,981)      (29,771)         (2,052)       2,364   7,954     115,015
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Growth
  Portfolio-ETF(b)     6.36%    107,976     96,441      (17,327)      (51,738)         (4,108)          --  12,074     131,244
------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic
  Small Cap Value
  Portfolio-ETF        6.31%    100,134     94,321      (17,025)      (42,772)         (4,455)       1,054  12,067     130,203
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1000
  Portfolio-ETF       11.47%    202,734    180,075      (30,367)     (109,263)         (6,421)       5,183   6,941     236,758
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500 Small
  Mid Portfolio-ETF    7.22%    127,163    111,499      (19,122)      (66,226)         (4,274)       1,671   4,630     149,040
==============================================================================================================================
  Total Domestic
  Equity Funds                1,116,926    995,912     (190,686)     (528,886)        (39,918)      19,152           1,352,023
==============================================================================================================================



FIXED-INCOME FUNDS-5.43%

AIM High Yield Fund    5.43%     89,288     85,089      (22,779)      (36,194)         (3,220)       9,809  38,953     112,184
==============================================================================================================================



FOREIGN EQUITY FUNDS-23.56%

AIM International
  Core Equity Fund     2.46%    173,816     69,748     (164,437)      (10,689)        (17,694)       2,140   6,099      50,744
------------------------------------------------------------------------------------------------------------------------------
AIM International
  Growth Fund          6.36%    129,801    105,188      (39,396)      (60,950)         (3,325)       3,308   6,992     131,318
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Portfolio-ETF        5.68%         --    176,030       (3,994)      (53,556)         (1,162)       2,695   4,128     117,318
------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Small- Mid
  Portfolio-ETF        4.74%         --    147,517       (4,370)      (44,258)           (962)       1,466   6,960      97,927
------------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend Achievers
  Portfolio-ETF        4.32%    125,679     80,194      (57,245)      (56,052)         (3,462)       4,298   8,479      89,114
==============================================================================================================================
  Total Foreign
  Equity Funds                  429,296    578,677     (269,442)     (225,505)        (26,605)      13,907             486,421
==============================================================================================================================



REAL ESTATE FUNDS-4.43%

AIM Global Real
  Estate Fund          4.43%     84,276     77,722      (17,283)      (45,758)         (7,419)       1,864  12,489      91,422
==============================================================================================================================



MONEY MARKET FUNDS-1.85%

Liquid Assets
  Portfolio            0.92%      8,688    442,668     (432,304)           --              --          295  19,052      19,052
------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio      0.93%      8,688    442,668     (432,304)           --              --          287  19,052      19,052
==============================================================================================================================
  Total Money Market
  Funds                          17,376    885,336     (864,608)           --              --          582              38,104
==============================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL
  FUNDS (Cost
  $2,967,088)        100.76% $1,737,162 $2,622,736  $(1,364,798)    $(836,343)       $(77,162)(c)  $45,314          $2,080,154
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES          0.76%                                                                                           (15,670)
==============================================================================================================================
NET ASSETS           100.00%                                                                                        $2,064,484
==============================================================================================================================




Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)   Includes $1,441 of capital gains from affiliated underlying funds.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        AIM INDEPENDENCE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008



                                        AIM             AIM             AIM             AIM             AIM             AIM
                                   INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE
                                     NOW FUND        2010 FUND       2020 FUND       2030 FUND       2040 FUND       2050 FUND
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------

ASSETS:

Investments in affiliated
  underlying funds, at value        $1,664,852      $4,487,855      $ 9,176,188     $ 7,091,922     $ 3,513,356     $2,080,154
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Receivables for:
  Investments sold                      70,245           8,965            1,595          17,692              --             --
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Investments sold to affiliates            --          15,043           18,374              --              --             --
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Fund shares sold                          24             618           49,436          23,877          33,022         23,387
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Dividends from affiliated
     underlying funds                      100              69              112             130              97             34
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Fund expenses absorbed                 3,604           3,714            7,321           6,346           6,650          6,269
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Investment for trustee deferred
  compensation and retirement
  plans                                  3,070           3,130            3,077           3,075           3,071          3,071
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Other assets                            33,180          34,157           33,858          34,405          33,236         33,189
================================   ============    ============    ============    ============    ============    ============
     Total assets                    1,775,075       4,553,551        9,289,961       7,177,447       3,589,432      2,146,104
================================   ============    ============    ============    ============    ============    ============



LIABILITIES:

Payables for:
  Investments purchased                  6,020          12,633            5,202          50,033          33,250         30,962
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Investments purchased from
     affiliates                         15,043           9,923               --              --           9,778             --
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Fund shares reacquired                90,372          12,155               --          54,580              20             --
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Amount due custodian                      --           6,241           20,798          21,312          12,008          7,564
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Accrued fees to affiliates             1,073           2,846            6,286           6,204           3,508          2,204
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Accrued operating expenses            38,091          36,628           38,572          37,942          37,749         37,819
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Trustee deferred compensation
  and retirement plans                   3,070           3,130            3,077           3,075           3,071          3,071
================================   ============    ============    ============    ============    ============    ============
     Total liabilities                 153,669          83,556           73,935         173,146          99,384         81,620
================================   ============    ============    ============    ============    ============    ============
Net assets applicable to shares
  outstanding                       $1,621,406      $4,469,995      $ 9,216,026     $ 7,004,301     $ 3,490,048     $2,064,484
================================   ============    ============    ============    ============    ============    ============



NET ASSETS CONSIST OF:

Shares of beneficial interest       $2,043,320      $5,508,058      $11,923,316     $ 9,822,525     $ 4,776,674     $3,025,477
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Undistributed net investment
  income (loss)                           (282)          9,969           25,448          27,587          12,122          7,093
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Undistributed net realized gain
  (loss)                              (114,456)       (266,095)        (359,993)       (212,984)       (144,020)       (81,152)
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Unrealized appreciation
  (depreciation)                      (307,176)       (781,937)      (2,372,745)     (2,632,827)     (1,154,728)      (886,934)
================================   ============    ============    ============    ============    ============    ============
                                    $1,621,406      $4,469,995      $ 9,216,026     $ 7,004,301     $ 3,490,048     $2,064,484
================================   ============    ============    ============    ============    ============    ============





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        AIM INDEPENDENCE FUNDS

December 31, 2008



                                        AIM             AIM             AIM             AIM             AIM             AIM
                                   INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE
                                     NOW FUND        2010 FUND       2020 FUND       2030 FUND       2040 FUND       2050 FUND
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------

NET ASSETS:

Class A                             $  941,915      $2,620,209      $ 5,899,343     $3,088,388      $1,907,300      $1,247,942
================================   ============    ============    ============    ============    ============    ============

Class B                             $  345,596      $  410,926      $ 1,430,866     $1,386,304      $  521,823      $  214,348
================================   ============    ============    ============    ============    ============    ============

Class C                             $  174,406      $  753,194      $   852,411     $  937,679      $  597,045      $  252,830
================================   ============    ============    ============    ============    ============    ============

Class R                             $  107,169      $  601,962      $   974,148     $1,533,728      $  431,572      $  275,090
================================   ============    ============    ============    ============    ============    ============

Class Y                             $    9,310      $   73,782      $    50,484     $   49,989      $   23,543      $   42,370
================================   ============    ============    ============    ============    ============    ============

Institutional Class                 $   43,010      $    9,922      $     8,774     $    8,213      $    8,765      $   31,904
================================   ============    ============    ============    ============    ============    ============



SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                124,110         339,267          851,505        488,235         313,346         212,717
================================   ============    ============    ============    ============    ============    ============

Class B                                 45,480          53,345          207,524        219,849          86,058          36,701
================================   ============    ============    ============    ============    ============    ============

Class C                                 22,974          97,750          123,847        148,628          98,484          43,250
================================   ============    ============    ============    ============    ============    ============

Class R                                 14,115          78,004          140,742        243,118          71,071          46,999
================================   ============    ============    ============    ============    ============    ============

Class Y                                  1,227           9,550            7,287          7,898           3,866           7,221
================================   ============    ============    ============    ============    ============    ============

Institutional Class                      5,668           1,282            1,262          1,296           1,438           5,438
================================   ============    ============    ============    ============    ============    ============

Class A:
  Net asset value per share         $     7.59      $     7.72      $      6.93     $     6.33      $     6.09      $     5.87
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Maximum offering price per
     share
  (Net asset value of divided by
     94.50%)                        $     8.03      $     8.17      $      7.33     $     6.69      $     6.44      $     6.21
================================   ============    ============    ============    ============    ============    ============

Class B:
  Net asset value and offering
     price per share                $     7.60      $     7.70      $      6.90     $     6.31      $     6.06      $     5.84
================================   ============    ============    ============    ============    ============    ============

Class C:
  Net asset value and offering
     price per share                $     7.59      $     7.71      $      6.88     $     6.31      $     6.06      $     5.85
================================   ============    ============    ============    ============    ============    ============

Class R:
  Net asset value and offering
     price per share                $     7.59      $     7.72      $      6.92     $     6.31      $     6.07      $     5.85
================================   ============    ============    ============    ============    ============    ============

Class Y:
  Net asset value and offering
     price per share                $     7.59      $     7.73      $      6.93     $     6.33      $     6.09      $     5.87
================================   ============    ============    ============    ============    ============    ============

Institutional Class:
  Net asset value and offering
     price per share                $     7.59      $     7.74      $      6.95     $     6.34      $     6.09      $     5.87
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Cost of Investments in
     affiliated underlying funds    $1,972,028      $5,269,792      $11,548,933     $9,724,749      $4,668,084      $2,967,088
================================   ============    ============    ============    ============    ============    ============





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        AIM INDEPENDENCE FUNDS

STATEMENT OF OPERATIONS

For the year ended December 31, 2008



                                        AIM             AIM             AIM             AIM             AIM             AIM
                                   INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE    INDEPENDENCE
                                     NOW FUND        2010 FUND       2020 FUND       2030 FUND       2040 FUND       2050 FUND
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------

INVESTMENT INCOME:

Dividends from affiliated
  underlying funds                   $  86,874       $ 200,487      $   341,402     $   227,521     $    82,714      $  45,314
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Other Income                                89             109               91              90              89             89
================================   ============    ============    ============    ============    ============    ============
     Total investment income            86,963         200,596          341,493         227,611          82,803         45,403
================================   ============    ============    ============    ============    ============    ============


EXPENSES:

Administrative services fees            50,000          50,000           50,000          50,000          50,000         50,000
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Custodian fees                           8,502           8,975           10,519          10,907          11,499         10,530
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Distribution fees:
  Class A                                2,729           5,190            9,738           6,036           3,032          2,910
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Class B                                3,545           4,705           12,285          11,759           4,995          2,095
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Class C                                1,016           8,062            6,840          10,073           4,625          1,788
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
  Class R                                  368           1,803            5,604           6,055           1,503            998
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Transfer agent fees -- A, B, C,
  R and Y                                4,009           8,750           22,085          23,578          17,337         11,479
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Transfer agent
  fees -- Institutional                     13              14                8              10              15             11
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Trustees' and officers' fees and
  benefits                              15,908          15,781           15,707          16,067          16,050         15,755
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Registration and filing fees            62,816          62,139           62,608          62,951          62,021         61,779
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Professional services fees              44,749          39,245           45,292          44,503          44,420         38,888
--------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Other                                    8,525          11,964           17,905          14,572           9,269          7,700
================================   ============    ============    ============    ============    ============    ============
     Total expenses                    202,180         216,628          258,591         256,511         224,766        203,933
================================   ============    ============    ============    ============    ============    ============
Less: Expenses reimbursed and
     expense offset
     arrangement(s)                   (193,445)       (193,979)        (215,989)       (214,612)       (207,050)      (193,590)
================================   ============    ============    ============    ============    ============    ============
     Net expenses                        8,735          22,649           42,602          41,899          17,716         10,343
================================   ============    ============    ============    ============    ============    ============
Net investment income                   78,228         177,947          298,891         185,712          65,087         35,060
================================   ============    ============    ============    ============    ============    ============


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) on
  sales of affiliated underlying
  fund shares (includes gains
  (losses) from securities sold
  to affiliates of $(180,525))        (113,073)       (262,671)        (345,038)       (201,585)       (140,723)       (78,603)
================================   ============    ============    ============    ============    ============    ============
Net realized gain from
  distributions of affiliated
  underlying fund shares                   134             480            4,179           4,126           2,258          1,441
================================   ============    ============    ============    ============    ============    ============
Net realized gain (loss) from
  affiliated underlying fund
  shares                              (112,939)       (262,191)        (340,859)       (197,459)       (138,465)       (77,162)
================================   ============    ============    ============    ============    ============    ============
Change in net unrealized
  appreciation (depreciation) of
  affiliated underlying fund
  shares                              (289,708)       (734,183)      (2,192,289)     (2,492,630)     (1,067,630)      (836,343)
================================   ============    ============    ============    ============    ============    ============
Net increase (decrease) in net
  assets resulting from
  operations                         $(324,419)      $(818,427)     $(2,234,257)    $(2,504,377)    $(1,141,008)     $(878,445)
================================   ============    ============    ============    ============    ============    ============





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40        AIM INDEPENDENCE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and the period January 31, 2007 through December 31, 2007



                                     AIM INDEPENDENCE NOW FUND      AIM INDEPENDENCE 2010 FUND      AIM INDEPENDENCE 2020 FUND
                                   ----------------------------    ----------------------------    ----------------------------
                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       2008            2007            2008            2007            2008            2007
--------------------------------   ----------------------------    ----------------------------    ----------------------------

OPERATIONS:

  Net investment income             $   78,228      $   30,836      $  177,947      $   56,138      $   298,891     $   89,044
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Net realized gain (loss)            (112,939)          8,584        (262,191)         18,300         (340,859)        49,702
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Change in net unrealized
     appreciation (depreciation)      (289,708)        (17,468)       (734,183)        (47,754)      (2,192,289)      (180,456)
================================   ============================    ============================    ============================
     Net increase (decrease) in
       net assets resulting from
       operations                     (324,419)         21,952        (818,427)         26,684       (2,234,257)       (41,710)
================================   ============================    ============================    ============================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  INVESTMENT INCOME:

  Class A                              (64,685)        (33,781)       (110,668)        (52,594)        (200,997)       (61,402)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class B                              (18,001)        (11,689)        (15,463)         (9,793)         (39,699)       (20,030)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class C                               (5,255)         (2,632)        (29,895)        (12,420)         (23,250)       (10,670)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class R                               (4,739)         (2,633)        (24,510)         (3,660)         (30,604)       (13,844)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class Y                                 (168)             --          (3,248)             --           (1,749)            --
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Institutional Class                   (2,883)         (3,130)           (450)         (1,762)            (314)          (307)
================================   ============================    ============================    ============================
     Total distributions from
       net investment income           (95,731)        (53,865)       (184,234)        (80,229)        (296,613)      (106,253)
================================   ============================    ============================    ============================
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET REALIZED GAINS:
  Class A                               (3,557)         (3,061)         (9,605)         (3,496)         (31,626)       (11,117)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class B                               (1,048)         (1,184)         (1,613)           (744)          (7,697)        (4,130)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class C                                 (319)           (241)         (3,119)           (943)          (4,508)        (2,200)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class R                                 (211)           (213)         (2,240)           (254)          (5,161)        (2,597)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class Y                                   --              --            (278)             --             (271)            --
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Institutional Class                     (154)           (212)            (37)           (113)             (47)           (53)
================================   ============================    ============================    ============================
     Total distributions from
       net realized gains               (5,289)         (4,911)        (16,892)         (5,550)         (49,310)       (20,097)
================================   ============================    ============================    ============================
     Decrease in net assets
       resulting from
       distributions                  (101,020)        (58,776)       (201,126)        (85,779)        (345,923)      (126,350)
================================   ============================    ============================    ============================
SHARE TRANSACTIONS-NET:
  Class A                              401,388         831,360       1,534,893       1,685,472        4,687,608      2,804,919
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class B                              132,590         319,205         186,372         349,541          955,292        971,424
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class C                              126,903          76,014         564,436         438,505          531,368        615,357
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class R                               76,954          53,633         570,478         121,157          632,371        701,808
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class Y                               10,168              --          83,432              --           53,458             --
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Institutional Class                    3,037          52,417         (37,528)         51,885              361         10,300
================================   ============================    ============================    ============================
     Net increase in net assets
       resulting from share
       transactions                    751,040       1,332,629       2,902,083       2,646,560        6,860,458      5,103,808
================================   ============================    ============================    ============================
     Net increase in net assets        325,601       1,295,805       1,882,530       2,587,465        4,280,278      4,935,748
================================   ============================    ============================    ============================



NET ASSETS:

  Beginning of year                  1,295,805              --       2,587,465              --        4,935,748             --
================================   ============================    ============================    ============================
  End of year*                      $1,621,406      $1,295,805      $4,469,995      $2,587,465      $ 9,216,026     $4,935,748
================================   ============================    ============================    ============================
  * Includes accumulated
     undistributed net
     investment income (loss)       $     (282)     $   17,296      $    9,969      $   16,465      $    25,448     $   23,718
================================   ============================    ============================    ============================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41        AIM INDEPENDENCE FUNDS

For the years ended December 31, 2008 and the period January 31, 2007 through December 31, 2007



                                    AIM INDEPENDENCE 2030 FUND      AIM INDEPENDENCE 2040 FUND      AIM INDEPENDENCE 2050 FUND
                                   ----------------------------    ----------------------------    ----------------------------
                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       2008            2007            2008            2007            2008            2007
--------------------------------   ----------------------------    ----------------------------    ----------------------------


OPERATIONS:

  Net investment income             $   185,712     $   52,616      $    65,087     $   28,148      $   35,060      $   25,123
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Net realized gain (loss)             (197,459)        47,660         (138,465)        32,943         (77,162)         34,003
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Change in net unrealized
     appreciation (depreciation)
     of affiliated underlying
     funds shares                    (2,492,630)      (140,197)      (1,067,630)       (87,098)       (836,343)        (50,591)
================================   ============================    ============================    ============================
     Net increase (decrease) in
       net assets resulting from
       operations                    (2,504,377)       (39,921)      (1,141,008)       (26,007)       (878,445)          8,535
================================   ============================    ============================    ============================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  INVESTMENT INCOME:

  Class A                               (85,183)       (42,432)         (45,544)       (23,717)        (31,537)        (33,184)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class B                               (29,823)       (16,422)          (9,324)       (11,405)         (4,393)         (4,512)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class C                               (19,269)       (10,435)         (10,401)        (5,758)         (4,777)         (3,528)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class R                               (37,730)        (7,604)          (8,904)        (3,843)         (5,989)         (1,407)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class Y                                (1,424)            --             (609)            --          (1,174)             --
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Institutional Class                      (246)          (347)            (231)        (1,458)           (937)         (1,526)
================================   ============================    ============================    ============================
     Total distributions from
       net investment income           (173,675)       (77,240)         (75,013)       (46,181)        (48,807)        (44,157)
================================   ============================    ============================    ============================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
  GAINS:

  Class A                               (21,377)        (7,830)         (12,971)        (7,337)        (13,976)        (11,035)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class B                                (9,941)        (3,515)          (3,608)        (4,047)         (2,557)         (1,769)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class C                                (6,423)        (2,234)          (4,025)        (2,044)         (2,781)         (1,383)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class R                               (10,288)        (1,466)          (2,773)        (1,241)         (2,881)           (494)
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class Y                                  (350)            --             (169)            --            (507)             --
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Institutional Class                       (57)           (61)             (61)          (432)           (382)           (486)
================================   ============================    ============================    ============================
     Total distributions from
       net realized gains               (48,436)       (15,106)         (23,607)       (15,101)        (23,084)        (15,167)
================================   ============================    ============================    ============================
     Decrease in net assets
       resulting from
       distributions                   (222,111)       (92,346)         (98,620)       (61,282)        (71,891)        (59,324)
================================   ============================    ============================    ============================


SHARE TRANSACTIONS-NET:

  Class A                             2,608,491      1,648,097        1,608,773        946,845         670,920       1,212,088
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class B                             1,153,845        782,082          251,102        525,655         137,335         193,543
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class C                               690,882        752,285          568,670        286,342         205,187         154,721
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class R                             1,745,454        409,679          422,653        158,599         234,950         150,881
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Class Y                                61,519             --           29,134             --          52,643              --
--------------------------------   ----------------------------    ----------------------------    ----------------------------
  Institutional Class                       305         10,417          (32,708)        51,900           1,319          52,022
================================   ============================    ============================    ============================
     Net increase in net assets
       resulting from share
       transactions                   6,260,496      3,602,560        2,847,624      1,969,341       1,302,354       1,763,255
================================   ============================    ============================    ============================
     Net increase in net assets       3,534,008      3,470,293        1,607,996      1,882,052         352,018       1,712,466
================================   ============================    ============================    ============================



NET ASSETS:

  Beginning of year                   3,470,293             --        1,882,052             --       1,712,466              --
================================   ============================    ============================    ============================
  End of year*                      $ 7,004,301     $3,470,293      $ 3,490,048     $1,882,052      $2,064,484      $1,712,466
================================   ============================    ============================    ============================
  * Includes accumulated
     undistributed net
     investment income (loss)       $    27,587     $   15,889      $    12,122     $   22,240      $    7,093      $   21,079
================================   ============================    ============================    ============================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42        AIM INDEPENDENCE FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Series (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a "Fund"), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (collectively, the "Funds"). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.

  The investment objective's: to provide current income and, as a secondary objective, capital appreciation for AIM Independence Now Fund; and to provide capital appreciation and current income, consistent with their current asset allocation strategies for AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund.

  Each Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  Each Fund is a "fund of funds", in that it invests in other mutual funds and exchange-traded funds ("underlying funds") advised by Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco PowerShares Capital Management LLC ("Invesco PowerShares") (collectively the "Advisors"), respectively. Invesco Aim and Invesco PowerShares are affiliates of each other as they are indirect wholly owned subsidiaries of Invesco Ltd. ("Invesco"). The Advisors may change each Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATIONS -- Investments in shares of funds that are not traded on an exchange are valued at the closing net asset value per share of such fund. Investments in shares of funds that are traded on an exchange are valued in accordance with the valuation policy of such fund. These policies are set forth below.

        Securities in the underlying funds, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing

43        AIM INDEPENDENCE FUNDS
      price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

        Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- AIM Independence Now Fund generally declares and pays dividends, if any, quarterly. AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund generally declare and pay dividends, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds' taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

        Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco Aim indirectly as a shareholder of the underlying funds.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


44        AIM INDEPENDENCE FUNDS

  Prior to May 1, 2008, Invesco Aim had contractually agreed to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 plan payments and certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares for each Fund as follows:

AIM Independence Now Fund                                                              0.16%
--------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                                             0.17%
--------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                                             0.24%
--------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                                             0.24%
--------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                                             0.28%
--------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                                             0.28%
============================================================================================




  Effective May 1, 2008, through at least June 30, 2009, Invesco Aim has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding 12b-1 plan payments and certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares for each Fund as shown in the following table under Expense Limit. The Funds operating expenses are limited to the Expense Limit plus the 12b-1 Fee.

                                                                                                              ESTIMATED
                                                                                                            ACQUIRED FUND
                                                                            12B-1 FEES                         FEES AND
                                               EXPENSE     -------------------------------------------      EXPENSES FROM
                                                LIMIT      CLASS A     CLASS B     CLASS C     CLASS R     UNDERLYING FUND
--------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                        0.02%       0.25%       1.00%       1.00%       0.50%           0.65%
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                       0.04%       0.25%       1.00%       1.00%       0.50%           0.69%
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                       0.07%       0.25%       1.00%       1.00%       0.50%           0.74%
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                       0.10%       0.25%       1.00%       1.00%       0.50%           0.76%
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                       0.09%       0.25%       1.00%       1.00%       0.50%           0.78%
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                       0.08%       0.25%       1.00%       1.00%       0.50%           0.78%
==========================================================================================================================




  In determining Invesco Aim's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the expense limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco described more fully below, the expense offset arrangements from which the Funds may benefit are in the form of credits that the Funds receive from banks where the Funds or its transfer agent have deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Funds.

  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the net operating expenses will exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.

  For the year ended December 31, 2008, the Advisor reimbursed the following expenses:

                                                                                                                     INSTITUTIONAL
                                          FUND LEVEL     CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y         CLASS
----------------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                  $189,423      $ 2,693      $  874      $  251      $  182       $  9           $13
----------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                  185,215        4,776       1,082       1,854         829         67            14
----------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                  193,492       12,205       3,849       2,143       3,512         43             7
----------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                  190,695        9,612       4,682       4,011       4,822         82             9
----------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                  189,489        8,328       3,429       3,175       2,064         52            15
----------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                  181,842        7,423       1,336       1,140       1,273        119            11
==================================================================================================================================




  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which each Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which each Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays IADI compensation at the annual rate based on the Fund's average daily net assets for each class as shown under 12b-1 Fees in the table above. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory

45        AIM INDEPENDENCE FUNDS

Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Funds that IADI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

                                                          FRONT END
                                                            SALES            CONTINGENT DEFERRED SALES CHARGES
                                                           CHARGES      -------------------------------------------
                                                           CLASS A      CLASS A     CLASS B     CLASS C     CLASS R
-------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                   $1,124        $ 98       $  455      $   30       $--
-------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                   3,127         939          180       1,538        --
-------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                   8,682         607        1,952       1,401        --
-------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                   8,491         200        1,705          33        --
-------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                   7,437          --          116          30        --
-------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                   2,883          --           38         109        --
===================================================================================================================




  The underlying AIM Funds Class Y and Institutional Class shares pay no distribution fees and the Funds pay no sales loads or other similar compensation to IADI for acquiring underlying fund shares.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                                   INVESTMENTS IN
                                                                               SECURITIES INPUT LEVEL
                                                                 -------------------------------------------------
FUND NAME                                                          LEVEL 1      LEVEL 2     LEVEL 3        TOTAL
------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                        $1,664,852       $--         $--       $1,664,852
------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                        4,487,855        --          --        4,487,855
------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                        9,176,188        --          --        9,176,188
------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                        7,091,922        --          --        7,091,922
------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                        3,513,356        --          --        3,513,356
------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                        2,080,154        --          --        2,080,154
==================================================================================================================





46        AIM INDEPENDENCE FUNDS

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

Each Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended December 31, 2008, each Fund engaged in transactions with affiliates as listed below:

                                                              SECURITIES                           NET REALIZED
                                                               PURCHASES     SECURITIES SALES     GAINS/(LOSSES)
----------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                      $ 25,553          $ 49,028            $(23,393)
----------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                       60,262            67,674             (27,964)
----------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                      196,139           218,105             (62,902)
----------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                      134,638            73,053             (28,176)
----------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                      189,622           102,674             (23,934)
----------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                       68,185            50,391             (14,156)
================================================================================================================



NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Funds received credits from these arrangements, which resulted in the reduction of the Funds' total expenses of:

                                                                 TRANSFER AGENT CREDITS     CUSTODIAN CREDITS
-------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                                 $ --                     $ --
-------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                                 142                       --
-------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                                 334                      404
-------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                                 369                      330
-------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                                 289                      209
-------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                                 189                      257
=============================================================================================================



NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

  During the year ended December 31, 2008, the Funds in aggregate paid legal fees of $18,559 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


47        AIM INDEPENDENCE FUNDS

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                           2008                                      2007
                                         ---------------------------------------   ---------------------------------------
                                         ORDINARY     LONG-TERM        TOTAL       ORDINARY     LONG-TERM        TOTAL
                                          INCOME    CAPITAL GAIN   DISTRIBUTIONS    INCOME    CAPITAL GAIN   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                $ 96,282      $ 4,738        $101,020     $ 55,758      $ 3,018        $ 58,776
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                185,836       15,290         201,126       81,752        4,027          85,779
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                301,435       44,488         345,923      115,303       11,047         126,350
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                181,538       40,573         222,111       82,295       10,051          92,346
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                 77,341       21,279          98,620       50,236       11,046          61,282
--------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                 50,849       21,042          71,891       49,307       10,017          59,324
==========================================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                      NET UNREALIZED
                                      UNDISTRIBUTED    APPRECIATION     TEMPORARY                    SHARES OF
                                         ORDINARY     (DEPRECIATION)     BOOK/TAX    CAPITAL LOSS    BENEFICIAL    TOTAL NET
                                          INCOME      -- INVESTMENTS   DIFFERENCES   CARRYFORWARD     INTEREST      ASSETS
----------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                $ 4,186        $  (415,603)     $(4,468)      $ (6,029)    $ 2,043,320   $1,621,406
----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                14,524         (1,032,465)      (4,555)       (15,567)      5,508,058    4,469,995
----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                29,925         (2,682,950)      (4,477)       (49,788)     11,923,316    9,216,026
----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                32,062         (2,818,789)      (4,475)       (27,022)      9,822,525    7,004,301
----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                16,590         (1,280,324)      (4,468)       (18,424)      4,776,674    3,490,048
----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                11,562           (954,809)      (4,469)       (13,277)      3,025,477    2,064,484
============================================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Funds have a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                        2016
---------------------------------------------------------------------------------------------
AIM Independence Now Fund                                                             $ 6,029
---------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                                             15,567
---------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                                             49,788
---------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                                             27,022
---------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                                             18,424
---------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                                             13,277
=============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


48        AIM INDEPENDENCE FUNDS

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

                                                                                  AT DECEMBER 31, 2008
                                 FOR THE YEAR ENDED        ------------------------------------------------------------------
                                 DECEMBER 31, 2008*                                                            NET UNREALIZED
                             -------------------------       FEDERAL        UNREALIZED        UNREALIZED        APPRECIATION
                              PURCHASES        SALES        TAX COST**     APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund    $1,318,226     $  578,284     $ 2,080,455        $13,662         $  (429,265)       $  (415,603)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund    4,234,267      1,373,404       5,520,320         42,294          (1,074,759)        (1,032,465)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund    8,904,512      2,097,671      11,859,138         13,754          (2,696,704)        (2,682,950)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund    7,250,577        983,165       9,910,711             --          (2,818,789)        (2,818,789)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund    3,542,523        728,223       4,793,680             --          (1,280,324)        (1,280,324)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund    1,737,400        500,190       3,034,963             --            (954,809)          (954,809)
=============================================================================================================================




*  Excludes U.S. Treasury obligations and money market funds, if any.
** Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise taxes paid and distributions, on December 31, 2008. These reclassifications had no effect on the net assets of each Fund.

                                                      UNDISTRIBUTED NET          UNDISTRIBUTED NET           SHARES OF
                                                  INVESTMENT INCOME (LOSS)     REALIZED GAIN (LOSS)     BENEFICIAL INTEREST
---------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                   $ (75)                     $ 99                     $(24)
---------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                   (209)                      238                      (29)
---------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                   (548)                      571                      (23)
---------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                   (339)                      357                      (18)
---------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                   (192)                      210                      (18)
---------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                   (239)                      258                      (19)
===========================================================================================================================





49        AIM INDEPENDENCE FUNDS

NOTE 11--SHARE INFORMATION

AIM INDEPENDENCE NOW FUND


                                                                       Summary of Share Activity
--------------------------------------------------------------------------------------------------------
                                                                        Year ended December 31,
                                                              ------------------------------------------
                                                                    2008(a)                2007(b)
                                                              -------------------   --------------------
                                                               SHARES     AMOUNT     SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      88,249   $ 783,977    85,453   $  862,785
--------------------------------------------------------------------------------------------------------
  Class B                                                      28,090     249,391    34,525      349,508
--------------------------------------------------------------------------------------------------------
  Class C                                                      24,033     196,326     7,350       73,311
--------------------------------------------------------------------------------------------------------
  Class R                                                       8,158      72,016     5,081       50,807
--------------------------------------------------------------------------------------------------------
  Class Y(c)                                                    1,205      10,000        --           --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                              --          --     9,924      100,030
========================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       7,350      63,281     3,726       36,551
--------------------------------------------------------------------------------------------------------
  Class B                                                       2,058      17,647     1,242       12,175
--------------------------------------------------------------------------------------------------------
  Class C                                                         559       4,808       281        2,759
--------------------------------------------------------------------------------------------------------
  Class R                                                         590       4,950       289        2,846
--------------------------------------------------------------------------------------------------------
  Class Y(c)                                                       22         168        --           --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                             353       3,037       363        3,588
========================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,045       9,105     2,695       27,219
--------------------------------------------------------------------------------------------------------
  Class B                                                      (1,045)     (9,105)   (2,695)     (27,219)
========================================================================================================
Reacquired:
  Class A                                                     (55,100)   (454,975)   (9,308)     (95,195)
--------------------------------------------------------------------------------------------------------
  Class B                                                     (15,205)   (125,343)   (1,490)     (15,259)
--------------------------------------------------------------------------------------------------------
  Class C                                                      (9,243)    (74,231)       (6)         (56)
--------------------------------------------------------------------------------------------------------
  Class R                                                          (1)        (12)       (2)         (20)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                              --          --    (4,972)     (51,201)
========================================================================================================
     Net increase in share activity                            81,118   $ 751,040   132,456   $1,332,629
========================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

     In addition, 11% of the outstanding shares are owned by Invesco Aim or an investment advisor under common control with Invesco Aim.
(b)  Commencement date of January 31, 2007.
(c)  Commencement date of October 3, 2008.


50        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2010 FUND


                                                            SUMMARY OF SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------
                                                    2008(a)                          2007(b)
                                           -------------------------        -------------------------
                                            SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Sold:
  Class A                                  240,830        $2,142,402        171,813        $1,766,089
-----------------------------------------------------------------------------------------------------
  Class B                                   36,739           341,611         41,774           429,020
-----------------------------------------------------------------------------------------------------
  Class C                                  119,316         1,101,784         41,894           425,993
-----------------------------------------------------------------------------------------------------
  Class R                                   82,317           724,326         14,971           154,400
-----------------------------------------------------------------------------------------------------
  Class Y(c)                                 9,092            79,916             --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                           --                --          5,001            50,010
=====================================================================================================
Issued as reinvestment of dividends:
  Class A                                   15,486           118,930          5,649            56,090
-----------------------------------------------------------------------------------------------------
  Class B                                    2,160            16,549            973             9,643
-----------------------------------------------------------------------------------------------------
  Class C                                    3,306            25,324          1,264            12,543
-----------------------------------------------------------------------------------------------------
  Class R                                    3,488            26,750            394             3,914
-----------------------------------------------------------------------------------------------------
  Class Y                                      459             3,526             --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                           63               472            188             1,875
=====================================================================================================
Automatic conversion of Class B shares
  to Class A shares:
  Class A                                    4,345            35,765             36               370
-----------------------------------------------------------------------------------------------------
  Class B                                   (4,370)          (35,765)           (36)             (370)
=====================================================================================================
Reacquired:
  Class A(c)                               (85,664)         (762,204)       (13,228)         (137,077)
-----------------------------------------------------------------------------------------------------
  Class B                                  (15,210)         (136,023)        (8,685)          (88,752)
-----------------------------------------------------------------------------------------------------
  Class C                                  (68,027)         (562,672)            (3)              (31)
-----------------------------------------------------------------------------------------------------
  Class R                                  (19,644)         (180,598)        (3,522)          (37,157)
-----------------------------------------------------------------------------------------------------
  Class Y                                       (1)              (10)            --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                       (3,970)          (38,000)            --                --
=====================================================================================================
     Net increase in share activity        320,715        $2,902,083        258,483        $2,646,560
=====================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Commencement date of January 31, 2007.
(c) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                       7,954      $ 69,916
     -------------------------------------------------------------------------------------------------
     Class A                                                                      (7,954)      (69,916)
     =================================================================================================





51        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2020 FUND


                                                             SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                                     2008(a)                           2007(b)
                                           ---------------------------        -------------------------
                                            SHARES            AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
Sold:
  Class A                                   706,096        $ 5,801,367        322,922        $3,331,014
-------------------------------------------------------------------------------------------------------
  Class B                                   146,151          1,235,026        109,022         1,120,921
-------------------------------------------------------------------------------------------------------
  Class C                                   116,951            965,328         66,394           683,482
-------------------------------------------------------------------------------------------------------
  Class R                                   135,180          1,214,640         70,547           726,797
-------------------------------------------------------------------------------------------------------
  Class Y(c)                                  6,993             51,448             --                --
-------------------------------------------------------------------------------------------------------
  Institutional Class                            --                 --          5,989            60,030
=======================================================================================================
Issued as reinvestment of dividends:
  Class A                                    33,304            228,130          7,312            72,021
-------------------------------------------------------------------------------------------------------
  Class B                                     6,924             47,221          2,453            24,064
-------------------------------------------------------------------------------------------------------
  Class C                                     3,718             25,283          1,312            12,870
-------------------------------------------------------------------------------------------------------
  Class R                                     5,229             35,765          1,671            16,441
-------------------------------------------------------------------------------------------------------
  Class Y                                       295              2,020             --                --
-------------------------------------------------------------------------------------------------------
  Institutional Class                            53                361             36               359
=======================================================================================================
Automatic conversion of Class B shares
  to Class A shares:
  Class A                                    12,541            107,418          4,873            50,323
-------------------------------------------------------------------------------------------------------
  Class B                                   (12,645)          (107,418)        (4,896)          (50,323)
=======================================================================================================
Reacquired:
  Class A(c)                               (172,658)        (1,449,307)       (62,885)         (648,439)
-------------------------------------------------------------------------------------------------------
  Class B                                   (27,672)          (219,537)       (11,813)         (123,238)
-------------------------------------------------------------------------------------------------------
  Class C                                   (56,643)          (459,243)        (7,885)          (80,995)
-------------------------------------------------------------------------------------------------------
  Class R                                   (67,911)          (618,034)        (3,974)          (41,430)
-------------------------------------------------------------------------------------------------------
  Class Y                                        (1)               (10)            --                --
-------------------------------------------------------------------------------------------------------
  Institutional Class                            --                 --         (4,816)          (50,089)
=======================================================================================================
     Net increase in share activity         835,905        $ 6,860,458        496,262        $5,103,808
=======================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Commencement date of January 31, 2007.
(c) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     ------------------------------------------------------------------------------------------------
     Class Y                                                                        448       $ 3,677
     ------------------------------------------------------------------------------------------------
     Class A                                                                       (448)       (3,677)
     ================================================================================================





52        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2030 FUND


                                                            SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                                     2008(a)                          2007(b)
                                           --------------------------        -------------------------
                                            SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold:
  Class A                                   409,954        $3,260,537        182,962        $1,895,799
------------------------------------------------------------------------------------------------------
  Class B                                   160,430         1,287,906         87,208           893,971
------------------------------------------------------------------------------------------------------
  Class C                                   125,011         1,061,052         78,331           799,652
------------------------------------------------------------------------------------------------------
  Class R                                   213,171         1,846,251         43,006           441,059
------------------------------------------------------------------------------------------------------
  Class Y(c)                                  8,107            62,996             --                --
------------------------------------------------------------------------------------------------------
  Institutional Class                            --                 2          5,003            50,029
======================================================================================================
Issued as reinvestment of dividends:
  Class A                                    17,015           105,999          4,997            48,768
------------------------------------------------------------------------------------------------------
  Class B                                     6,275            38,969          2,049            19,937
------------------------------------------------------------------------------------------------------
  Class C                                     3,680            22,851          1,266            12,313
------------------------------------------------------------------------------------------------------
  Class R                                     7,732            48,017            931             9,070
------------------------------------------------------------------------------------------------------
  Class Y                                       285             1,774             --                --
------------------------------------------------------------------------------------------------------
  Institutional Class                            48               303             42               408
======================================================================================================
Automatic conversion of Class B shares
  to Class A shares:
  Class A                                     6,185            47,275            367             3,750
------------------------------------------------------------------------------------------------------
  Class B                                    (6,222)          (47,275)          (368)           (3,750)
======================================================================================================
Reacquired:
  Class A(c)                               (104,280)         (805,320)       (28,965)         (300,220)
------------------------------------------------------------------------------------------------------
  Class B                                   (17,297)         (125,755)       (12,226)         (128,076)
------------------------------------------------------------------------------------------------------
  Class C                                   (53,933)         (393,021)        (5,727)          (59,680)
------------------------------------------------------------------------------------------------------
  Class R                                   (17,870)         (148,814)        (3,852)          (40,450)
------------------------------------------------------------------------------------------------------
  Class Y                                      (494)           (3,251)            --                --
------------------------------------------------------------------------------------------------------
  Institutional Class                            --                --         (3,797)          (40,020)
======================================================================================================
     Net increase in share activity         757,797        $6,260,496        351,227        $3,602,560
======================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Commencement date of January 31, 2007.
(c) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                       6,821      $ 52,996
     -------------------------------------------------------------------------------------------------
     Class A                                                                      (6,821)      (52,996)
     =================================================================================================





53        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2040 FUND


                                                            SUMMARY OF SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------
                                                    2008(a)                          2007(b)
                                           -------------------------        -------------------------
                                            SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Sold:
  Class A                                  269,516        $2,009,513        104,656        $1,083,818
-----------------------------------------------------------------------------------------------------
  Class B                                   46,516           350,341         49,991           515,565
-----------------------------------------------------------------------------------------------------
  Class C                                   82,282           661,250         27,424           278,631
-----------------------------------------------------------------------------------------------------
  Class R                                   63,157           492,672         15,078           153,537
-----------------------------------------------------------------------------------------------------
  Class Y(c)                                 3,854            29,062             --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                           --                --          5,003            50,030
=====================================================================================================
Issued as reinvestment of dividends:
  Class A                                    9,721            58,327          3,208            31,053
-----------------------------------------------------------------------------------------------------
  Class B                                    2,163            12,933          1,601            15,452
-----------------------------------------------------------------------------------------------------
  Class C                                    2,401            14,361            809             7,802
-----------------------------------------------------------------------------------------------------
  Class R                                    1,953            11,676            526             5,083
-----------------------------------------------------------------------------------------------------
  Class Y                                      126               755             --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                           48               292            195             1,890
=====================================================================================================
Automatic conversion of Class B shares
  to Class A shares:
  Class A                                    1,375            10,726            168             1,695
-----------------------------------------------------------------------------------------------------
  Class B                                   (1,383)          (10,726)          (168)           (1,695)
=====================================================================================================
Reacquired:
  Class A(c)                               (58,932)         (469,793)       (16,366)         (169,721)
-----------------------------------------------------------------------------------------------------
  Class B                                  (12,315)         (101,446)          (347)           (3,667)
-----------------------------------------------------------------------------------------------------
  Class C                                  (14,423)         (106,941)            (9)              (91)
-----------------------------------------------------------------------------------------------------
  Class R                                   (9,641)          (81,695)            (2)              (21)
-----------------------------------------------------------------------------------------------------
  Class Y                                     (114)             (683)            --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                       (3,806)          (33,000)            (2)              (20)
=====================================================================================================
     Net increase in share activity        382,498        $2,847,624        191,765        $1,969,341
=====================================================================================================



(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 14% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Commencement date of January 31, 2007.
(c) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                       2,482      $ 18,762
     -------------------------------------------------------------------------------------------------
     Class A                                                                      (2,482)      (18,762)
     =================================================================================================





54        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2050 FUND


                                                            SUMMARY OF SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------
                                                    2008(a)                          2007(b)
                                           -------------------------        -------------------------
                                            SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Sold:
  Class A                                  134,748        $1,029,543        130,666        $1,324,675
-----------------------------------------------------------------------------------------------------
  Class B                                   23,396           180,640         19,866           204,069
-----------------------------------------------------------------------------------------------------
  Class C                                   31,290           234,414         15,525           156,791
-----------------------------------------------------------------------------------------------------
  Class R                                   36,250           278,032         15,221           149,001
-----------------------------------------------------------------------------------------------------
  Class Y(c)                                 6,935            50,983             --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                           --                --          5,003            50,030
=====================================================================================================
Issued as reinvestment of dividends:
  Class A                                    7,775            45,017          4,563            43,941
-----------------------------------------------------------------------------------------------------
  Class B                                    1,202             6,925            654             6,281
-----------------------------------------------------------------------------------------------------
  Class C                                    1,280             7,388            486             4,668
-----------------------------------------------------------------------------------------------------
  Class R                                    1,535             8,870            197             1,901
-----------------------------------------------------------------------------------------------------
  Class Y                                      290             1,680             --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                          228             1,319            209             2,012
=====================================================================================================
Automatic conversion of Class B shares
  to Class A shares:
  Class A                                      798             6,305          1,146            11,361
-----------------------------------------------------------------------------------------------------
  Class B                                     (804)           (6,305)        (1,146)          (11,361)
=====================================================================================================
Reacquired:
  Class A(c)                               (50,970)         (409,945)       (16,009)         (167,889)
-----------------------------------------------------------------------------------------------------
  Class B                                   (5,935)          (43,925)          (532)           (5,446)
-----------------------------------------------------------------------------------------------------
  Class C                                   (4,668)          (36,615)          (663)           (6,738)
-----------------------------------------------------------------------------------------------------
  Class R                                   (6,202)          (51,952)            (2)              (21)
-----------------------------------------------------------------------------------------------------
  Class Y                                       (4)              (20)            --                --
-----------------------------------------------------------------------------------------------------
  Institutional Class                           --                --             (2)              (20)
=====================================================================================================
     Net increase in share activity        177,144        $1,302,354        175,182        $1,763,255
=====================================================================================================



(a) 7% of the outstanding shares of the Fund are owned by Invesco Aim or an investment advisor under common control of Invesco Aim.
(b)  Commencement date of January 31, 2007.
(c) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                       5,265      $ 39,063
     -------------------------------------------------------------------------------------------------
     Class A                                                                      (5,265)      (39,063)
     =================================================================================================






55        AIM INDEPENDENCE FUNDS

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

AIM INDEPENDENCE NOW FUND


                                                    NET GAINS
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $ 9.78      $0.43        $(2.08)      $(1.65)     $(0.51)       $(0.03)        $(0.54)       $7.59
Year ended 12/31/07(f)        10.02       0.41         (0.07)        0.34       (0.54)        (0.04)         (0.58)        9.78
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08            9.79       0.37         (2.09)       (1.72)      (0.44)        (0.03)         (0.47)        7.60
Year ended 12/31/07(f)        10.02       0.34         (0.06)        0.28       (0.47)        (0.04)         (0.51)        9.79
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08            9.79       0.36         (2.09)       (1.73)      (0.44)        (0.03)         (0.47)        7.59
Year ended 12/31/07(f)        10.02       0.34         (0.06)        0.28       (0.47)        (0.04)         (0.51)        9.79
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08            9.78       0.40         (2.07)       (1.67)      (0.49)        (0.03)         (0.52)        7.59
Year ended 12/31/07(f)        10.02       0.39         (0.07)        0.32       (0.52)        (0.04)         (0.56)        9.78
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)         8.30       0.10         (0.67)       (0.57)      (0.14)           --          (0.14)        7.59
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08            9.78       0.46         (2.09)       (1.63)      (0.53)        (0.03)         (0.56)        7.59
Year ended 12/31/07(f)        10.02       0.43         (0.07)        0.36       (0.56)        (0.04)         (0.60)        9.78
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (17.45)%      $942              0.31%(e)         11.88%(e)       4.89%(e)       36%
Year ended 12/31/07(f)         3.47         807              0.41(g)          28.75(g)        4.41(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (18.05)        346              1.06(e)          12.63(e)        4.14(e)        36
Year ended 12/31/07(f)         2.79         309              1.16(g)          29.50(g)        3.66(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (18.15)        174              1.06(e)          12.63(e)        4.14(e)        36
Year ended 12/31/07(f)         2.79          75              1.16(g)          29.50(g)        3.66(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (17.66)        107              0.56(e)          12.13(e)        4.64(e)        36
Year ended 12/31/07(f)         3.21          53              0.66(g)          29.00(g)        4.16(g)        27
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)        (6.86)          9              0.02(e)(g)       19.09(e)(g)     5.18(e)(g)     36
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          (17.23)         43              0.06(e)          11.41(e)        5.14(e)        36
Year ended 12/31/07(f)         3.74          52              0.16(g)          28.35(g)        4.66(g)        27
===================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.65% and 0.68% for the years ended December 31, 2008 and December 31, 2007, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $1,092, $354, $102, $74, $9 and $48 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


56        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2010 FUND


                                                    NET GAINS
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $10.02      $0.45        $(2.37)      $(1.92)     $(0.35)       $(0.03)        $(0.38)      $ 7.72
Year ended 12/31/07(f)        10.02       0.43         (0.07)        0.36       (0.34)        (0.02)         (0.36)       10.02
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08            9.99       0.39         (2.36)       (1.97)      (0.29)        (0.03)         (0.32)        7.70
Year ended 12/31/07(f)        10.02       0.35         (0.06)        0.29       (0.30)        (0.02)         (0.32)        9.99
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08           10.00       0.39         (2.36)       (1.97)      (0.29)        (0.03)         (0.32)        7.71
Year ended 12/31/07(f)        10.02       0.35         (0.05)        0.30       (0.30)        (0.02)         (0.32)       10.00
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08           10.01       0.43         (2.36)       (1.93)      (0.33)        (0.03)         (0.36)        7.72
Year ended 12/31/07(f)        10.02       0.40         (0.06)        0.34       (0.33)        (0.02)         (0.35)       10.01
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)         8.79       0.10         (0.77)       (0.67)      (0.36)        (0.03)         (0.39)        7.73
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08(f)        10.03       0.50         (2.39)       (1.89)      (0.37)        (0.03)         (0.40)        7.74
Year ended 12/31/07           10.02       0.45         (0.07)        0.38       (0.35)        (0.02)         (0.37)       10.03
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (19.11)%     $2,620             0.33%(e)          5.46%(e)       4.99%(e)       37%
Year ended 12/31/07(f)         3.65        1,645             0.42(g)          16.42(g)        4.50(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (19.66)         411             1.08(e)           6.21(e)        4.24(e)        37
Year ended 12/31/07(f)         2.92          340             1.17(g)          17.17(g)        3.75(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (19.64)         753             1.08(e)           6.21(e)        4.24(e)        37
Year ended 12/31/07(f)         3.02          431             1.17(g)          17.17(g)        3.75(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (19.20)         602             0.58(e)           5.71(e)        4.74(e)        37
Year ended 12/31/07(f)         3.41          119             0.67(g)          16.67(g)        4.25(g)        15
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)        (7.62)          74             0.04(e)(g)        8.26(e)(g)     5.28(e)(g)     37
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08(f)       (18.82)          10             0.08(e)           5.02(e)        5.24(e)        37
Year ended 12/31/07            3.87           52             0.17(g)          16.02(g)        4.75(g)        15
===================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.69% and 0.70% for the years ended December 31, 2008 and December 31, 2007, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $2,076, $471, $806, $361, $73 and $37 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


57        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2020 FUND


                                                    NET GAINS
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $ 9.96      $0.39        $(3.13)      $(2.74)     $(0.25)       $(0.04)        $(0.29)       $6.93
Year ended 12/31/07(f)        10.02       0.41         (0.17)        0.24       (0.25)        (0.05)         (0.30)        9.96
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08            9.92       0.32         (3.10)       (2.78)      (0.20)        (0.04)         (0.24)        6.90
Year ended 12/31/07(f)        10.02       0.34         (0.17)        0.17       (0.22)        (0.05)         (0.27)        9.92
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08            9.92       0.32         (3.12)       (2.80)      (0.20)        (0.04)         (0.24)        6.88
Year ended 12/31/07(f)        10.02       0.34         (0.17)        0.17       (0.22)        (0.05)         (0.27)        9.92
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08            9.95       0.38         (3.14)       (2.76)      (0.23)        (0.04)         (0.27)        6.92
Year ended 12/31/07(f)        10.02       0.38         (0.16)        0.22       (0.24)        (0.05)         (0.29)        9.95
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)         8.21       0.08         (1.07)       (0.99)      (0.25)        (0.04)         (0.29)        6.93
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08            9.99       0.42         (3.16)       (2.74)      (0.26)        (0.04)         (0.30)        6.95
Year ended 12/31/07(f)        10.02       0.43         (0.15)        0.28       (0.26)        (0.05)         (0.31)        9.99
=================================================================================================================================

                                                           RATIO OF         RATIO OF
                                                           EXPENSES         EXPENSES
                                                          TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                             TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (27.53)%     $5,899             0.38%(e)          3.48%(e)       4.54%(e)       30%
Year ended 12/31/07(f)         2.38        2,711             0.50(g)          10.04(g)        4.33(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (28.01)       1,431             1.13(e)           4.23(e)        3.79(e)        30
Year ended 12/31/07(f)         1.68          940             1.25(g)          10.79(g)        3.58(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (28.21)         852             1.13(e)           4.23(e)        3.79(e)        30
Year ended 12/31/07(f)         1.68          593             1.25(g)          10.79(g)        3.58(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (27.72)         974             0.63(e)           3.73(e)        4.29(e)        30
Year ended 12/31/07(f)         2.19          679             0.75(g)          10.29(g)        4.08(g)        37
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)       (12.03)          50             0.08(e)(g)        4.83(e)(g)     4.84(e)(g)     30
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          (27.41)           9             0.13(e)           2.98(e)        4.79(e)        30
Year ended 12/31/07(f)         2.80           12             0.25(g)           9.67(g)        4.58(g)        37
===================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.74% and 0.78% for the years ended December 31, 2008 and December 31, 2007, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $3,895, $1,228, $684, $1,121, $33 and $11 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


58        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2030 FUND


                                                 NET GAINS
                        NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08       $ 9.89      $0.29        $(3.62)      $(3.33)     $(0.18)       $(0.05)        $(0.23)       $6.33
Year ended 12/31/07(f)     10.02       0.34         (0.14)        0.20       (0.28)        (0.05)         (0.33)        9.89
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08         9.87       0.22         (3.59)       (3.37)      (0.14)        (0.05)         (0.19)        6.31
Year ended 12/31/07(f)     10.02       0.27         (0.13)        0.14       (0.24)        (0.05)         (0.29)        9.87
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08         9.87       0.23         (3.60)       (3.37)      (0.14)        (0.05)         (0.19)        6.31
Year ended 12/31/07(f)     10.02       0.27         (0.13)        0.14       (0.24)        (0.05)         (0.29)        9.87
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08         9.88       0.26         (3.61)       (3.35)      (0.17)        (0.05)         (0.22)        6.31
Year ended 12/31/07(f)     10.02       0.32         (0.15)        0.17       (0.26)        (0.05)         (0.31)        9.88
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)      7.77       0.06         (1.26)       (1.20)      (0.19)        (0.05)         (0.24)        6.33
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08         9.90       0.32         (3.63)       (3.31)      (0.20)        (0.05)         (0.25)        6.34
Year ended 12/31/07(f)     10.02       0.37         (0.15)        0.22       (0.29)        (0.05)         (0.34)        9.90
==============================================================================================================================

                                                        RATIO OF         RATIO OF
                                                        EXPENSES         EXPENSES
                                                       TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                       NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                     NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                          TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                        RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08       (33.64)%     $3,088             0.40%(e)          4.07%(e)       3.50%(e)       17%
Year ended 12/31/07(f)      2.00        1,577             0.50(g)          13.53(g)        3.60(g)        31
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08       (34.18)       1,386             1.15(e)           4.82(e)        2.75(e)        17
Year ended 12/31/07(f)      1.42          756             1.25(g)          14.28(g)        2.85(g)        31
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08       (34.18)         938             1.15(e)           4.82(e)        2.75(e)        17
Year ended 12/31/07(f)     1.425          729             1.25(g)          14.28(g)        2.85(g)        31
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08       (33.92)       1,534             0.65(e)           4.32(e)        3.25(e)        17
Year ended 12/31/07(f)      1.78          396             0.75(g)          13.78(g)        3.35(g)        31
----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)    (15.49)          50             0.11(e)(g)        5.07(e)(g)     3.79(e)(g)     17
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08       (33.46)           8             0.15(e)           3.50(e)        3.75(e)        17
Year ended 12/31/07(f)      2.23           12             0.25(g)          13.07(g)        3.85(g)        31
================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.76% and 0.80% for the years ended December 31, 2008 and December 31, 2007, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $2,414, $1,176, $1,007, $1,211, $49 and $11 for Class A, Class B, Class C, Class R,
     Class Y and Institutional Class shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


59        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2040 FUND


                                                 NET GAINS
                        NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08       $ 9.83      $0.23        $(3.78)      $(3.55)     $(0.15)       $(0.04)        $(0.19)       $6.09
Year ended 12/31/07(f)     10.02       0.31         (0.13)        0.18       (0.28)        (0.09)         (0.37)        9.83
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08         9.80       0.17         (3.76)       (3.59)      (0.11)        (0.04)         (0.15)        6.06
Year ended 12/31/07(f)     10.02       0.24         (0.13)        0.11       (0.24)        (0.09)         (0.33)        9.80
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08         9.80       0.17         (3.76)       (3.59)      (0.11)        (0.04)         (0.15)        6.06
Year ended 12/31/07(f)     10.02       0.24         (0.13)        0.11       (0.24)        (0.09)         (0.33)        9.80
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08         9.82       0.21         (3.78)       (3.57)      (0.14)        (0.04)         (0.18)        6.07
Year ended 12/31/07(f)     10.02       0.28         (0.13)        0.15       (0.26)        (0.09)         (0.35)        9.82
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)      7.56       0.05         (1.32)       (1.27)      (0.16)        (0.04)         (0.20)        6.09
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08         9.84       0.28         (3.82)       (3.54)      (0.17)        (0.04)         (0.21)        6.09
Year ended 12/31/07(f)     10.02       0.34         (0.14)        0.20       (0.29)        (0.09)         (0.38)        9.84
==============================================================================================================================

                                                        RATIO OF         RATIO OF
                                                        EXPENSES         EXPENSES
                                                       TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                       NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                     NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                          TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                        RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08       (36.00)%     $1,907             0.41%(e)          8.63%(e)       2.88%(e)       29%
Year ended 12/31/07(f)      1.81          901             0.54(g)          22.43(g)        3.26(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08       (36.53)         522             1.16(e)           9.38(e)        2.13(e)        29
Year ended 12/31/07(f)      1.15          500             1.29(g)          23.18(g)        2.51(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08       (36.53)         597             1.16(e)           9.38(e)        2.13(e)        29
Year ended 12/31/07(f)      1.15          277             1.29(g)          23.18(g)        2.51(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08       (36.27)         432             0.66(e)           8.88(e)        2.63(e)        29
Year ended 12/31/07(f)      1.59          153             0.79(g)          22.68(g)        3.01(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)    (16.73)          24             0.10(e)(g)       10.26(e)(g)     3.19(e)(g)     29
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08       (35.94)           9             0.15(e)           7.72(e)        3.14(e)        29
Year ended 12/31/07(f)      2.03           51             0.28(g)          21.86(g)        3.53(g)        20
================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.78% and 0.81% for the years ended December 31, 2008 and December 31, 2007, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $1,213, $499, $463, $301, $23 and $34 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.


60        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2050 FUND


                                                 NET GAINS
                        NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08       $ 9.78      $0.17        $(3.84)      $(3.67)     $(0.17)       $(0.07)        $(0.24)       $5.87
Year ended 12/31/07(f)     10.02       0.29         (0.14)        0.15       (0.29)        (0.10)         (0.39)        9.78
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08         9.75       0.11         (3.82)       (3.71)      (0.13)        (0.07)         (0.20)        5.84
Year ended 12/31/07(f)     10.02       0.21         (0.13)        0.08       (0.25)        (0.10)         (0.35)        9.75
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08         9.76       0.10         (3.81)       (3.71)      (0.13)        (0.07)         (0.20)        5.85
Year ended 12/31/07(f)     10.02       0.21         (0.12)        0.09       (0.25)        (0.10)         (0.35)        9.76
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08         9.77       0.14         (3.84)       (3.70)      (0.15)        (0.07)         (0.22)        5.85
Year ended 12/31/07(f)     10.02       0.26         (0.14)        0.12       (0.27)        (0.10)         (0.37)        9.77
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)      7.42       0.04         (1.35)       (1.31)      (0.17)        (0.07)         (0.24)        5.87
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08         9.79       0.19         (3.86)       (3.67)      (0.18)        (0.07)         (0.25)        5.87
Year ended 12/31/07(f)     10.02       0.31         (0.14)        0.17       (0.30)        (0.10)         (0.40)        9.79
==============================================================================================================================

                                                        RATIO OF         RATIO OF
                                                        EXPENSES         EXPENSES
                                                       TO AVERAGE     TO AVERAGE NET   RATIO OF NET
                                                       NET ASSETS     ASSETS WITHOUT    INVESTMENT
                                     NET ASSETS,    WITH FEE WAIVERS    FEE WAIVERS   INCOME (LOSS)
                          TOTAL     END OF PERIOD    AND/OR EXPENSE   AND/OR EXPENSE    TO AVERAGE    PORTFOLIO
                        RETURN(b)  (000S OMITTED)  REIMBURSEMENTS(c)  REIMBURSEMENTS    NET ASSETS   TURNOVER(d)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08       (37.51)%     $1,248             0.42%(e)         11.10%(e)       2.10%(e)       27%
Year ended 12/31/07(f)      1.55        1,177             0.54(g)          24.63(g)        3.01(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08       (38.03)         214             1.17(e)          11.85(e)        1.35(e)        27
Year ended 12/31/07(f)      0.80          184             1.29(g)          25.38(g)        2.26(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08       (37.99)         253             1.17(e)          11.85(e)        1.35(e)        27
Year ended 12/31/07(f)      0.90          150             1.29(g)          25.38(g)        2.26(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08       (37.78)         275             0.67(e)          11.35(e)        1.85(e)        27
Year ended 12/31/07(f)      1.29          151             0.79(g)          24.88(g)        2.76(g)        20
----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)    (17.57)          42             0.09(e)(g)       19.27(e)(g)     2.43(e)(g)     27
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08       (37.42)          32             0.15(e)          10.22(e)        2.37(e)        27
Year ended 12/31/07(f)      1.78           51             0.28(g)          24.12(g)        3.27(g)        20
================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.78% and 0.82% for the years ended December 31, 2008 and December 31, 2007, respectively.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $1,164, $209, $179, $200, $40 and $43 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)  Annualized.



61        AIM INDEPENDENCE FUNDS

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



62        AIM INDEPENDENCE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Independence Now Fund,
AIM Independence 2010 Fund,
AIM Independence 2020 Fund,
AIM Independence 2030 Fund,
AIM Independence 2040 Fund
and AIM Independence 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (six of the funds constituting AIM Growth Series, hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for the year then ended and for the period January 31, 2007, commencement date through December 31, 2007 and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas




63        AIM INDEPENDENCE FUNDS

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. With the exception of the actual ending account value and expenses of the Class Y Shares, this example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

AIM INDEPENDENCE NOW FUND


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $858.50        $1.26       $1,023.78       $1.37        0.27%
---------------------------------------------------------------------------------------------------
        B            1,000.00        855.50         4.76        1,020.01        5.18        1.02
---------------------------------------------------------------------------------------------------
        C            1,000.00        855.30         4.76        1,020.01        5.18        1.02
---------------------------------------------------------------------------------------------------
        R            1,000.00        857.40         2.43        1,022.52        2.64        0.52
---------------------------------------------------------------------------------------------------
        Y            1,000.00        931.40         0.05        1,025.04        0.10        0.02
---------------------------------------------------------------------------------------------------




64        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2010 FUND


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $846.90        $1.35       $1,023.68       $1.48        0.29%
---------------------------------------------------------------------------------------------------
        B            1,000.00        843.90         4.82        1,019.91        5.28        1.04
---------------------------------------------------------------------------------------------------
        C            1,000.00        844.10         4.82        1,019.91        5.28        1.04
---------------------------------------------------------------------------------------------------
        R            1,000.00        846.90         2.51        1,022.42        2.75        0.54
---------------------------------------------------------------------------------------------------
        Y            1,000.00        923.80         0.09        1,024.94        0.20        0.04
---------------------------------------------------------------------------------------------------



AIM INDEPENDENCE 2020 FUND


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $782.10        $1.48       $1,023.48       $1.68        0.33%
---------------------------------------------------------------------------------------------------
        B            1,000.00        779.60         4.83        1,019.71        5.48        1.08
---------------------------------------------------------------------------------------------------
        C            1,000.00        778.30         4.83        1,019.71        5.48        1.08
---------------------------------------------------------------------------------------------------
        R            1,000.00        780.80         2.60        1,022.22        2.95        0.58
---------------------------------------------------------------------------------------------------
        Y            1,000.00        879.70         0.18        1,024.73        0.41        0.08
---------------------------------------------------------------------------------------------------



AIM INDEPENDENCE 2030 FUND


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $736.60        $1.57       $1,023.33       $1.83        0.36%
---------------------------------------------------------------------------------------------------
        B            1,000.00        734.10         4.84        1,019.56        5.63        1.11
---------------------------------------------------------------------------------------------------
        C            1,000.00        734.10         4.84        1,019.56        5.63        1.11
---------------------------------------------------------------------------------------------------
        R            1,000.00        735.20         2.66        1,022.07        3.10        0.61
---------------------------------------------------------------------------------------------------
        Y            1,000.00        845.10         0.25        1,024.58        0.56        0.11
---------------------------------------------------------------------------------------------------



AIM INDEPENDENCE 2040 FUND


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $721.50        $1.56       $1,023.33       $1.83        0.36%
---------------------------------------------------------------------------------------------------
        B            1,000.00        717.40         4.79        1,019.56        5.63        1.11
---------------------------------------------------------------------------------------------------
        C            1,000.00        717.40         4.79        1,019.56        5.63        1.11
---------------------------------------------------------------------------------------------------
        R            1,000.00        719.30         2.64        1,022.07        3.10        0.61
---------------------------------------------------------------------------------------------------
        Y            1,000.00        832.70         0.23        1,024.63        0.51        0.10
---------------------------------------------------------------------------------------------------




65        AIM INDEPENDENCE FUNDS

AIM INDEPENDENCE 2050 FUND


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $709.90        $1.50       $1,023.38       $1.78        0.35%
---------------------------------------------------------------------------------------------------
        B            1,000.00        705.80         4.72        1,019.61        5.58        1.10
---------------------------------------------------------------------------------------------------
        C            1,000.00        707.00         4.72        1,019.61        5.58        1.10
---------------------------------------------------------------------------------------------------
        R            1,000.00        707.60         2.58        1,022.12        3.05        0.60
---------------------------------------------------------------------------------------------------
        Y            1,000.00        824.30         0.20        1,024.68        0.46        0.09
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


66        AIM INDEPENDENCE FUNDS

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
   INSTITUTIONAL CLASS      (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
  AIM Independence Now
           Fund             $1,000.00       $860.60        $0.09       $1,025.04       $0.10        0.02%
-----------------------------------------------------------------------------------------------------------
  AIM Independence 2010
           Fund              1,000.00        848.20         0.19        1,024.94        0.20        0.04
-----------------------------------------------------------------------------------------------------------
  AIM Independence 2020
           Fund              1,000.00        783.10         0.36        1,024.73        0.41        0.08
-----------------------------------------------------------------------------------------------------------
  AIM Independence 2030
           Fund              1,000.00        737.70         0.48        1,024.58        0.56        0.11
-----------------------------------------------------------------------------------------------------------
  AIM Independence 2040
           Fund              1,000.00        720.30         0.43        1,024.63        0.51        0.10
-----------------------------------------------------------------------------------------------------------
  AIM Independence 2050
           Fund              1,000.00        709.90         0.43        1,024.63        0.51        0.10
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INDEPENDENCE FUNDS

                               [INVESCO AIM LOGO]
                                - SERVICE MARK -

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE FUNDS

AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund

FUND NASDAQ SYMBOLS

AIM Independence Now Fund   IANIX
AIM Independence 2010 Fund  INJIX
AIM Independence 2020 Fund  AFTSX
AIM Independence 2030 Fund  TNAIX
AIM Independence 2040 Fund  TNDIX
AIM Independence 2050 Fund  TNEIX

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specifi c to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defi ned contribution plans that meet certain criteria.

Information on your Fund's expenses following the performance pages.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com                IND-INS-1           Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE NOW FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (1/31/07)    -7.65%
1 Year                -17.23

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.70%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 29.03%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.68%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 1/31/07

                                                                              Lipper
                   AIM                                                     Mixed-Asset
               Independence                                                   Target
                 Now Fund-                               Custom             Allocation
          Institutional Class                         Independence         Conservative
 Date             Shares        S&P 500 Index(2)       Now Index(1)       Funds Index(2)
-------   -------------------   ----------------   ------------------   -----------------
1/31/07        $ 10000              $ 10000            $ 10000              $ 10000
   2/07          10020                 9805              10054                10041
   3/07          10110                 9914              10103                10103
   4/07          10271                10353              10285                10269
   5/07          10361                10714              10364                10350
   6/07          10299                10536              10284                10271
   7/07          10178                10210              10207                10210
   8/07          10239                10363              10315                10260
   9/07          10400                10750              10515                10473
  10/07          10543                10921              10657                10607
  11/07          10380                10464              10593                10521
  12/07          10374                10392              10580                10503
   1/08          10162                 9769              10430                10417
   2/08          10045                 9452              10347                10375
   3/08          10034                 9411              10336                10317
   4/08          10227                 9869              10526                10484
   5/08          10292                 9997              10551                10587
   6/08           9977                 9155              10220                10335
   7/08           9977                 9078              10180                10229
   8/08          10010                 9209              10258                10227
   9/08           9407                 8390               9798                 9737
  10/08           8585                 6981               8917                 8780
  11/08           8418                 6480               8789                 8514
  12/08           8586                 6548               9116                 8801

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE 2010 FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (1/31/07)    -8.52%
1 Year                -18.82

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.74%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 16.72%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.70%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 1/31/07

                   AIM
               Independence                                                   Lipper
                2010 Fund-                               Custom             Mixed-Asset
          Institutional Class                          Independence     Target 2010 Funds
 Date            Shares         S&P 500 Index(2)      2010 Index(1)          Index(2)
-------   -------------------   ----------------   ------------------   -----------------
1/31/07        $ 10000              $ 10000            $ 10000              $ 10000
   2/07          10020                 9805              10046                10001
   3/07          10120                 9914              10102                10067
   4/07          10290                10353              10303                10297
   5/07          10400                10714              10397                10440
   6/07          10331                10536              10309                10354
   7/07          10181                10210              10216                10251
   8/07          10251                10363              10323                10302
   9/07          10430                10750              10543                10564
  10/07          10590                10921              10695                10741
  11/07          10401                10464              10606                10550
  12/07          10388                10392              10585                10512
   1/08          10150                 9769              10394                10265
   2/08          10026                 9452              10302                10183
   3/08          10005                 9411              10287                10152
   4/08          10222                 9869              10502                10414
   5/08          10295                 9997              10534                10504
   6/08           9943                 9155              10168                10081
   7/08           9933                 9078              10121                 9968
   8/08           9975                 9209              10195                 9979
   9/08           9343                 8390               9694                 9325
  10/08           8421                 6981               8752                 8275
  11/08           8224                 6480               8598                 7960
  12/08           8433                 6548               8925                 8178

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE 2020 FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (1/31/07)   -14.17%
1 Year                -27.41

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.86%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 10.45%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.78%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 1/31/07

                   AIM
               Independence                                                   Lipper
                2020 Fund-                                Custom           Mixed-Asset
          Institutional Class                          Independence     Target 2020 Funds
Date              Shares        S&P 500 Index(2)       2020 Index(1)         Index(2)
-------   -------------------   ----------------   ------------------   -----------------
1/31/07        $ 10000              $ 10000            $ 10000              $ 10000
   2/07           9980                 9805              10008                 9974
   3/07          10110                 9914              10094                10046
   4/07          10339                10353              10357                10293
   5/07          10509                10714              10517                10481
   6/07          10389                10536              10397                10363
   7/07          10140                10210              10231                10219
   8/07          10230                10363              10325                10310
   9/07          10480                10750              10622                10591
  10/07          10679                10921              10815                10803
  11/07          10339                10464              10595                10569
  12/07          10279                10392              10527                10502
   1/08           9868                 9769              10159                10152
   2/08           9693                 9452              10045                10044
   3/08           9653                 9411              10014                10055
   4/08           9972                 9869              10329                10399
   5/08          10065                 9997              10404                10518
   6/08           9529                 9155               9886                 9910
   7/08           9508                 9078               9812                 9769
   8/08           9560                 9209               9857                 9768
   9/08           8819                 8390               9196                 8974
  10/08           7604                 6981               8040                 7678
  11/08           7223                 6480               7753                 7273
  12/08           7462                 6548               8044                 7451

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE 2030 FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (1/31/07)   -18.23%
1 Year                -33.46

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.91%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 13.87%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.80%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 1/31/07

                 AIM
             Independence                                                 Lipper
              2030 Fund-                                Custom          Mixed-Asset
          Institutional Class                        Independence    Target 2030 Funds
 Date           Shares          S&P 500 Index(2)    2030 Index(1)        Index(2)
-------   -------------------   -----------------   -------------    -----------------
1/31/07        $  10000             $  10000           $  10000         $  10000
   2/07            9930                 9805               9960             9943
   3/07           10110                 9914              10074            10048
   4/07           10389                10353              10404            10405
   5/07           10638                10714              10641            10691
   6/07           10499                10536              10494            10567
   7/07           10180                10210              10254            10380
   8/07           10269                10363              10338            10408
   9/07           10548                10750              10704            10792
  10/07           10788                10921              10931            11067
  11/07           10319                10464              10583            10654
  12/07           10222                10392              10482            10562
   1/08            9685                 9769               9942             9958
   2/08            9457                 9452               9795             9783
   3/08            9395                 9411               9747             9708
   4/08            9798                 9869              10152            10150
   5/08            9922                 9997              10273            10310
   6/08            9219                 9155               9596             9592
   7/08            9199                 9078               9502             9431
   8/08            9260                 9209               9529             9419
   9/08            8455                 8390               8727             8531
  10/08            7030                 6981               7359             7071
  11/08            6535                 6480               6943             6593
  12/08            6802                 6548               7202             6785

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE 2040 FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

      In prior periods, the Fund compared itself to the Lipper Mixed-Asset Target 2030+ Funds Index for comparison to a peer group benchmark. That index is no longer available. The new peer group benchmark is the Lipper Mixed-Asset Target 2040 Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (1/31/07)   -19.91%
1 Year                -35.94

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.90%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 22.67%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.81%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 1/31/07

                 AIM
             Independence                                                 Lipper
              2040 Fund-                                Custom          Mixed-Asset
          Institutional Class                        Independence    Target 2040 Funds
 Date           Shares          S&P 500 Index(2)    2040 Index(1)        Index(2)
-------   -------------------   -----------------   -------------    -----------------
1/31/07        $  10000             $  10000           $  10000         $  10000
   2/07            9910                 9805                9940            9918
   3/07           10079                 9914               10065           10043
   4/07           10389                10353               10424           10403
   5/07           10668                10714               10694           10733
   6/07           10519                10536               10534           10602
   7/07           10170                10210               10261           10292
   8/07           10259                10363               10341           10329
   9/07           10559                10750               10738           10723
  10/07           10819                10921               10980           11031
  11/07           10310                10464               10574           10510
  12/07           10204                10392               10458           10400
   1/08            9603                 9769                9844            9739
   2/08            9374                 9452                9683            9563
   3/08            9302                 9411                9629            9471
   4/08            9717                 9869               10072            9943
   5/08            9852                 9997               10215           10155
   6/08            9075                 9155                9460            9404
   7/08            9044                 9078                9358            9237
   8/08            9106                 9209                9377            9222
   9/08            8308                 8390                8511            8319
  10/08            6814                 6981                7047            6800
  11/08            6275                 6480                6574            6301
  12/08            6536                 6548                6820            6514

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

Supplement to Annual Report dated 12/31/08

AIM INDEPENDENCE 2050 FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

      In prior periods, the Fund compared itself to the Lipper Mixed-Asset Target 2030+ Funds Index for comparison to a peer group benchmark. That index is no longer available. The new peer group benchmark is the Lipper Mixed-Asset Target 2050+ Funds Category Average.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (1/31/07)   -20.98%
1 Year                -37.42

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.90%.(1,2) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 24.94%.(2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.82%.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 1/31/07

                 AIM                                                    Lipper
             Independence                                            Mixed-Asset
              2050 Fund-                               Custom        Target 2050+
          Institutional Class                       Independence       Category
 Date           Shares          S&P 500 Index(2)   2050 Index(1)      Average(2)
-------   -------------------   ----------------   --------------   -------------
1/31/07        $  10000             $  10000           $  10000        $ 10000
   2/07            9890                 9805               9925           9893
   3/07           10070                 9914              10058          10034
   4/07           10389                10353              10438          10404
   5/07           10688                10714              10732          10746
   6/07           10529                10536              10563          10641
   7/07           10160                10210              10267          10348
   8/07           10269                10363              10343          10416
   9/07           10578                10750              10762          10904
  10/07           10858                10921              11015          11230
  11/07           10299                10464              10568          10690
  12/07           10177                10392              10441          10587
   1/08            9533                 9769               9774           9881
   2/08            9294                 9452               9602           9692
   3/08            9231                 9411               9543           9611
   4/08            9658                 9869              10013          10101
   5/08            9804                 9997              10172          10291
   6/08            8972                 9155               9361           9505
   7/08            8952                 9078               9253           9335
   8/08            9024                 9209               9267           9290
   9/08            8203                 8390               8356           8319
  10/08            6664                 6981               6824           6783
  11/08            6092                 6480               6312           6225
  12/08            6370                 6548               6549           6488

----------

1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

FEDERAL AND STATE INCOME TAX

                                                                                          CORPORATE
                                                           LONG TERM       QUALIFIED      DIVIDENDS
                                                          CAPITAL GAIN      DIVIDEND      RECEIVED      U.S. TREASURY
                                                         DISTRIBUTIONS      INCOME*      DEDUCTION*      OBLIGATIONS*
---------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                   $ 4,738          10.00%          8.60%           1.61%
---------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                   15,290          13.00%         11.77%           0.36%
---------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                   44,488          23.00%          4.55%           0.08%
---------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                   40,573          41.00%         25.30%           0.05%
---------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                   21,279          46.30%         28.33%           0.04%
---------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                   21,042          52.00%         31.66%           0.03%
=====================================================================================================================




* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the Funds are as follows:

                                                        MARCH 31,     JUNE 30,     SEPTEMBER 30,     DECEMBER 31,
                                                           2008         2008            2008             2008
-----------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                 60.60%        58.61%         62.32%            69.13%
-----------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                58.93%        57.71%         60.09%            65.62%
-----------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                50.79%        53.66%         45.04%            46.93%
-----------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                38.72%        32.59%         32.65%            33.34%
-----------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                32.29%        24.83%         25.81%            25.64%
-----------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                27.59%        18.84%         20.27%            20.27%
=================================================================================================================





67        AIM INDEPENDENCE FUNDS

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




68        AIM INDEPENDENCE FUNDS

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






69        AIM INDEPENDENCE FUNDS

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim --SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                                                                    [INVESCO AIM
                                                                       LOGO]
                                                                - SERVICE MARK -

                    invescoaim.com   IND-AR-1     Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM INTERNATIONAL ALLOCATION FUND
- service mark -        Annual Report to Shareholders # December 31, 2008

                               [MOUNTAIN GRAPHIC]

2          Letters to Shareholders
4          Performance Summary
4          Management Discussion
6          Long-Term Fund Performance
8          Supplemental Information
9          Schedule of Investments
10         Financial Statements
13         Notes to Financial Statements
18         Financial Highlights
20         Auditor's Report
21         Fund Expenses
22         Tax Information
23         Trustees and Officers

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

      In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      # INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      # DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      # STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

      Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ Philip Taylor

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1   U.S. Federal Reserve;

2   Bureau of Labor Statistics;

3   FactSet Research;

4   Wall Street Journal

2   AIM INTERNATIONAL ALLOCATION FUND

[CROCKETT PHOTO]

Bruce Crockett

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3      AIM INTERNATIONAL ALLOCATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

Global equity markets were turbulent throughout 2008. Most markets registered double-digit losses as global growth slowed and a number of financial institutions worldwide fell victim to the broadening credit crisis. For the year ended December 31, 2008, AIM International Allocation Fund Class A shares at net asset value delivered a return of -44.27%, compared with the MSCI EAFE Index which returned -43.38%.+ There were few hiding places as most markets and sectors declined significantly. Within this environment, each of the Fund's underlying portfolios detracted from absolute results. A modest exposure to emerging markets and smaller capitalization companies (versus the developed market, large-cap oriented Index) was a drag on relative results.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                           -44.27%
Class B Shares                                           -44.74
Class C Shares                                           -44.70
Class R Shares                                           -44.48
Class Y Shares*                                          -44.20
MSCI EAFE Indext+ (Broad Market/Style-Specific Index)    -43.38
Lipper International Multi-Cap Core Funds Index+
 (Peer Group Index)                                      -41.53

+     Lipper Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

The Fund offers investors convenient entry into international markets through a single, broadly diversified portfolio that has the flexibility to invest across investment styles (growth, value and core), market capitalizations (small and large), sectors and countries, both emerging and developed. The resulting portfolio blends five unique, complementary and established funds -- AIM International Core Equity Fund, AIM International Growth Fund, PowerShares International Dividend Achievers--TRADEMARK-- Portfolio*, AIM International Small Company Fund and AIM Developing Markets Fund -- to create a versatile core holding that provides broad international diversification.

      We determine target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds in the portfolio are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques. While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain the target asset class allocations. The Fund was rebalanced back to target allocations of its underlying holdings in May of 2008.

MARKET CONDITIONS AND YOUR FUND

It was a very difficult year for financial markets. During the fiscal year, the banking system came under extreme pressure with a number of major banks facing insolvency. Although global equity prices have shown signs of recovery from their mid-October depressed lows, the world's major stock markets generally finished the calendar year in negative territory.(1)

      During the year, European equities remained under pressure as macroeconomic conditions continued to deteriorate and turmoil in the financials sector worsened.(1) Asian equities were volatile as well, falling sharply toward the end of the year.(1) While there were sporadic attempts to rally, weakness remained the dominant trend during the year. Emerging market stocks tumbled from record highs as global recession concerns deepened and commodity prices fell sharply.(1) While from a market-cap perspective, investors' risk-averse nature caused them to shun smaller capitalization companies.

      AIM International Allocation Fund did not emerge unscathed from the carnage of 2008, ending the year down significantly. Although two of the Fund's five underlying portfolios outperformed the MSCI EAFE Index, none of them were able to escape the severe declines of the period.

      AIM INTERNATIONAL CORE EQUITY FUND: Though down for the period, AIM International Core Equity Fund significantly outperformed the MSCI EAFE Index.(1) The team's focus on investing in what they believe are well-established large capitalization companies with superior financial attributes contributed to the fund's relative results. From a more granular perspective, favorable stock selection across the industrials sector was one of the key drivers of the fund's outperformance. While extraordinary government intervention efforts domestically and abroad may lead to more stability in capital markets, the team believes the underlying weakness in housing and credit conditions may weigh on the broader global economy for some time. Given their preference for investing in companies with proven financial strength, the team believes the fund's investment methodology has provided good relative returns in this type of climate.

      POWERSHARES INTERNATIONAL DIVIDEND ACHIEVERS--TRADEMARK-- PORTFOLIO*: This fund saw declines over the period trailing

INTERNATIONAL ALLOCATION FUND

                                     Target             % of Total Net Assets
Asset Class                        Allocation              As of 12/31/08
Emerging Markets                      5.00%                     4.29%
International/Global Blend           35.00                     37.60
International/Global Growth          32.50                     31.99
International/Global Value           27.50                     26.06
OTHER ASSETS LESS LIABILITIES         0.00                      0.06

Total Net Assets                                 $177.5 million

4      AIM INTERNATIONAL ALLOCATION FUND
the MSCI EAFE Index.(1) The PowerShares International Dividend Achievers --TRADEMARK-- Portfolio is designed to identify an international group of ADR's (American Depository Receipts) that have increased their annual dividend for five or more consecutive fiscal years. Although well diversified across markets and sectors, the fund's overweight exposure in the period's weakest sector, financials, detracted heavily from both absolute and relative fund results.

      AIM INTERNATIONAL GROWTH FUND: Although down for the period, AIM International Growth Fund fared better than the MSCI EAFE Index.(1) The broad driver of this fund's relative success was the fund's balanced EQV (earnings, quality and valuation) investment process. This focus led to an underweight exposure in the volatile materials sector, one of the period's weakest performing sectors. The fund's relative results suffered early in the year due to its significant underweight position in the materials sector versus the MSCI EAFE Index. In the team's view, underlying assumptions used to justify the sector's dramatic price appreciation over the last several years were unreasonably optimistic and did not support extreme valuations. The latter part of the year brought a dramatic reversal of this upward trend, as the sector declined sharply as a result of falling commodity prices. The fund's limited exposure to this volatile sector, particularly to the metals and mining industry, contributed favorably to relative results. A higher-than-average cash position in a declining market contributed favorably as well.

      AIM INTERNATIONAL SMALL COMPANY FUND: The fund's small-cap focus drove the fund's underperformance versus the broad large-cap-oriented MSCI EAFE Index.(1) As unprecedented problems in the financial sector unfolded and eventually spread to every nook and cranny of economic life, share prices of smaller capitalization companies came under immense pressure -- even more so than their large-cap counterparts -- as hedge funds were forced to liquidate positions, often within very short time periods. This flight to liquidity and safety negatively affected the returns of small- and mid-cap stocks. This was reflected in the fund's absolute and relative results. An already difficult situation was exacerbated by a surprise strengthening of the U.S. dollar. This sharp correction in the small-cap market did, however, lead to significantly attractive valuations, which in turn led to potential investment opportunities.

      AIM DEVELOPING MARKETS FUND: Emerging markets generally lagged developed markets over the period. The fund's emerging markets focus drove underperformance versus the developed markets MSCI EAFE Index.(1) Emerging markets continue to face headwinds from rising inflation, higher interest rates and the slowing global economy -- all of which, we believe, may pose downside risks to corporate earnings. However, the team continues to believe the overall backdrop for emerging markets remains favorable due to structural improvements, the growing middle class and significant improvement in corporate governance.

      Volatile markets can test an investor's resolve. However, it's important to note that real pockets of investment opportunity are often created during turbulent markets.

      Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2008. Due to the high level of market volatility, the Fund's underlying holdings have varied more widely relative to their target allocation. The Fund's portfolio manager closely monitors this movement and has the ability to implement an intra period rebalance. Such a move is subject to the degree holdings stray from their target allocations as well as market conditions.

      We welcome any new investors who may have joined the Fund during the reporting period, and to all of our shareholders we would like to say thank you for your continued investment in AIM International Allocation Fund.

*     On Aug. 12, 2008, PowerShares International Dividend
      Achievers--TRADEMARK-- Portfolio replaced AIM Global Core Equity Fund (AIM Global Value Fund was renamed AIM Global Core Equity Fund on July 24,
      2008) as an underlying holding of the AIM International Allocation Fund.

1     Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[WENDLER PHOTO]

GARY WENDLER

Director of Product Strategy and Investment Services is manager of AIM International Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5      AIM INTERNATIONAL ALLOCATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

ABOUT INDEXES USED IN THIS REPORT

# The MSCI EAFE--REGISTERED TRADEMARK-- INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

# The LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper International Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6      AIM INTERNATIONAL ALLOCATION FUND

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION

Fund and index data from 10/31/05

               AIM               AIM             AIM                 AIM                                    Lipper
           International     International     International     International                           International
          Allocation Fund-  Allocation Fund-  Allocation Fund-  Allocation Fund-                         Multi-Cap Core
Date       Class A Shares    Class B Shares    Class C Shares   Class R Shares    MSCI EAFE Index(1)     Funds Index(1)
10/31/05  $       9450      $       10000     $      10000      $      10000      $       10000          $    10000
   11/05          9768              10336            10336             10336              10245               10199
   12/05         10186              10765            10765             10777              10721               10670
    1/06         10870              11480            11480             11492              11380               11291
    2/06         10860              11469            11469             11482              11354               11266
    3/06         11232              11851            11851             11874              11729               11637
    4/06         11717              12354            12354             12378              12289               12188
    5/06         11280              11881            11881             11915              11812               11692
    6/06         11204              11790            11790             11834              11811               11637
    7/06         11357              11951            11951             11995              11928               11758
    8/06         11670              12272            12272             12327              12256               12074
    9/06         11727              12323            12323             12377              12275               12114
   10/06         12137              12745            12745             12811              12752               12543
   11/06         12498              13117            13117             13194              13133               12931
   12/06         12878              13508            13508             13588              13545               13326
    1/07         13024              13651            13651             13742              13637               13446
    2/07         12985              13610            13601             13701              13747               13432
    3/07         13334              13968            13959             14059              14097               13803
    4/07         13857              14499            14500             14612              14724               14354
    5/07         14254              14908            14909             15021              14982               14774
    6/07         14264              14908            14899             15021              15000               14817
    7/07         14022              14643            14644             14775              14779               14543
    8/07         13935              14540            14531             14673              14548               14435
    9/07         14496              15122            15124             15267              15327               15224
   10/07         15204              15846            15848             16005              15929               15926
   11/07         14362              14957            14959             15113              15405               15270
   12/07         14215              14806            14796             14968              15058               15006
    1/08         12968              13490            13490             13643              13667               13783
    2/08         12939              13448            13448             13601              13863               13730
    3/08         12698              13195            13195             13358              13717               13605
    4/08         13260              13775            13764             13940              14462               14361
    5/08         13502              14017            14017             14195              14603               14571
    6/08         12366              12827            12827             12997              13408               13376
    7/08         12014              12459            12447             12627              12978               12889
    8/08         11682              12101            12100             12277              12452               12383
    9/08         10335              10700            10689             10856              10652               10801
   10/08          8124               8404             8404              8534               8502                8569
   11/08          7500               7751             7751              7866               8043                8034
   12/08          7919               7985             8183              8310               8526                8774

1   Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (10/31/05)                              -7.10%
   1 Year                                        -47.33

CLASS B SHARES
Inception (10/31/05)                              -6.86%
   1 Year                                        -47.12

CLASS C SHARES
Inception (10/31/05)                              -6.13%
   1 Year                                        -45.18

CLASS R SHARES
Inception (10/31/05)                              -5.68%
   1 Year                                        -44.48

CLASS Y SHARES
Inception                                         -5.39%
   1 Year                                        -44.20

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED R ETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS OCTOBER 31, 2005.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.40%, 2.15%, 2.15%, 1.65% AND 1.15%,
RESPECTIVELY.(1),(2) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.56%, 2.31%, 2.31%, 1.81% AND 1.31%, RESPECTIVELY.(2) THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 31 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.96% for AIM International Allocation Fund.

7   AIM INTERNATIONAL ALLOCATION FUND

AIM INTERNATIONAL ALLOCATION FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

# Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

#     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

# Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

# Class Y shares are available to only certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

# The Fund pursues its investment objectives by investing its assets in other underlying AIM funds rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance depends on the investment performance of the underlying funds. There is risk that the advisor's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The advisor has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

# To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.

# Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

# The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

# Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# ETF shares may trade above or below their net asset value. An active trading market for PowerShares' ETFs may not develop or be maintained. Trading of a PowerShares ETF may be halted if the listing exchange's officials deem such action appropriate. PowerShares' ETFs are not actively managed and may not fulfill their objective of tracking the performance of a specified index. PowerShares' ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. The value of an investment in a PowerShares ETF will decline, more or less, in correlation with any decline in the value of the index it seeks to track. In addition, certain PowerShares ETFs may be composed of a significant percentage of issuers in a single industry or sector of the economy and may present more risk than if they were broadly diversified.

# Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

# Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

# The prices of securities held by the Fund may decline in response to market risks.

# Nondiversification increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

# The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

# Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

continued on page 6

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.


FUND NASDAQ SYMBOLS
Class A Shares             AINAX
Class B Shares             INABX
Class C Shares             INACX
Class R Shares             RINAX
Class Y Shares             AINYX

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

8      AIM INTERNATIONAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

AIM INTERNATIONAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.27%(A)


                                                                    CHANGE IN
                  % OF                                             UNREALIZED
                   NET       VALUE      PURCHASES     PROCEEDS    APPRECIATION     REALIZED        DIVIDEND    SHARES      VALUE
                 ASSETS    12/31/07      AT COST     FROM SALES  (DEPRECIATION)   GAIN (LOSS)       INCOME    12/31/08   12/31/08
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN EQUITY
  FUNDS-99.94%

AIM Developing
  Markets Fund     4.29% $ 22,480,628 $  1,266,318 $  (5,172,018) $ (11,151,171) $    388,425     $  244,162   503,260 $  7,609,303
-----------------------------------------------------------------------------------------------------------------------------------
AIM Global Core
  Equity
  Fund(b)(c)       0.00%  111,578,603    9,002,457  (103,213,560)     2,664,468   (20,031,968)            --        --           --
-----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund            37.60%  145,204,135    8,942,723   (31,232,765)   (48,270,703)   (7,892,582)     3,096,226 8,022,933   66,750,808
-----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund     24.03%   95,117,220    4,868,324   (20,603,934)   (35,024,073)   (1,701,841)     1,181,577 2,271,336   42,655,696
-----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Small Company
  Fund             7.96%   40,595,010    4,118,120    (8,008,044)   (15,960,671)   (5,662,375)       658,706 1,546,670   14,121,100
-----------------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend
  Achievers
  Portfo-
  lio-ETF(b)      26.06%           --   94,378,307   (12,834,389)   (30,143,855)   (5,141,128)     1,119,908 4,401,421   46,258,935
===================================================================================================================================
  Total Foreign
  Equity Funds            414,975,596  122,576,249  (181,064,710)  (137,886,005)  (40,041,469)     6,300,579            177,395,842
===================================================================================================================================


MONEY MARKET
  FUNDS-0.33%

Liquid Assets
  Portfolio        0.17%           --   50,769,979   (50,479,851)            --            --         17,441   290,128      290,128
-----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio        0.16%           --   50,769,979   (50,479,851)            --            --         17,451   290,128      290,128
===================================================================================================================================
  Total Money
  Market Funds                     --  101,539,958  (100,959,702)            --            --         34,892                580,256
===================================================================================================================================
TOTAL
  INVESTMENTS IN
  AFFILIATED
  MUTUAL FUNDS
  (Cost
  $312,318,611)  100.27% $414,975,596 $224,116,207 $(282,024,412) $(137,886,005) $(40,041,469)(d) $6,335,471           $177,976,098
===================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES     (0.27)%                                                                                                  (471,789)
===================================================================================================================================
NET ASSETS       100.00%                                                                                               $177,504,309
===================================================================================================================================




Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the AIM funds listed.
(b) Effective August 12, 2008, PowerShares International Dividend Achievers Portfolio replaced AIM Global Core Equity Fund. (AIM Global Value Fund was renamed AIM Global Core Equity Fund, July 24, 2008.)
(c) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(d)   Includes $1,163,818 of capital gains from affiliated underlying funds.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM INTERNATIONAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments in affiliated underlying funds, at value (Cost
  $312,318,611)                                                     $ 177,976,098
---------------------------------------------------------------------------------
Receivables for:
  Investments sold -- affiliated underlying funds                         608,897
---------------------------------------------------------------------------------
  Fund shares sold                                                        469,614
---------------------------------------------------------------------------------
  Dividends                                                                   102
---------------------------------------------------------------------------------
  Fund expenses absorbed                                                   45,163
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           6,007
---------------------------------------------------------------------------------
Other assets                                                               37,389
=================================================================================
     Total assets                                                     179,143,270
=================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                1,007,402
---------------------------------------------------------------------------------
  Amount due custodian                                                    390,341
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              166,252
---------------------------------------------------------------------------------
  Accrued other operating expenses                                         59,095
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         15,871
=================================================================================
     Total liabilities                                                  1,638,961
=================================================================================
Net assets applicable to shares outstanding                         $ 177,504,309
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 347,668,215
---------------------------------------------------------------------------------
Undistributed net investment income                                     4,220,842
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (40,042,236)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (134,342,512)
=================================================================================
                                                                    $ 177,504,309
=================================================================================



NET ASSETS:

Class A                                                             $ 120,846,978
=================================================================================
Class B                                                             $  17,571,241
=================================================================================
Class C                                                             $  35,579,161
=================================================================================
Class R                                                             $   2,979,575
=================================================================================
Class Y                                                             $     477,486
=================================================================================
Institutional Class                                                 $      49,868
=================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                17,792,349
=================================================================================
Class B                                                                 2,628,570
=================================================================================
Class C                                                                 5,323,992
=================================================================================
Class R                                                                   441,172
=================================================================================
Class Y                                                                    70,213
=================================================================================
Institutional Class                                                         7,299
=================================================================================
Class A:
  Net asset value per share                                         $        6.79
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $6.79 divided by 94.50%)                   $        7.19
=================================================================================
Class B:
  Net asset value and offering price per share                      $        6.68
=================================================================================
Class C:
  Net asset value and offering price per share                      $        6.68
=================================================================================
Class R:
  Net asset value and offering price per share                      $        6.75
=================================================================================
Class Y:
  Net asset value and offering price per share                      $        6.80
=================================================================================
Institutional Class:
  Net asset value and offering price per share                      $        6.83
=================================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INTERNATIONAL ALLOCATION FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends from affiliated underlying funds                                         $   6,335,471
------------------------------------------------------------------------------------------------
Other Income                                                                                 196
================================================================================================
     Total investment income                                                           6,335,667
================================================================================================


EXPENSES:

Administrative services fees                                                             115,262
------------------------------------------------------------------------------------------------
Custodian fees                                                                             8,941
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                539,208
------------------------------------------------------------------------------------------------
  Class B                                                                                307,575
------------------------------------------------------------------------------------------------
  Class C                                                                                663,710
------------------------------------------------------------------------------------------------
  Class R                                                                                 19,433
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  885,417
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                          26
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 25,203
------------------------------------------------------------------------------------------------
Other                                                                                    223,585
================================================================================================
     Total expenses                                                                    2,788,360
================================================================================================
Less: Expenses reimbursed and expense offset arrangement(s)                             (684,638)
================================================================================================
     Net expenses                                                                      2,103,722
================================================================================================
Net investment income                                                                  4,231,945
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) on sales of affiliated underlying funds (includes net
  gains (losses) from securities sold to affiliates of $(45,419))                    (41,205,287)
================================================================================================
Net realized gain from distributions of affiliated underlying fund shares              1,163,818
------------------------------------------------------------------------------------------------
Net realized gain (loss) from affiliated underlying fund shares                      (40,041,469)
------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of affiliated underlying
  fund shares                                                                       (137,886,005)
================================================================================================
Net gain (loss) from affiliated underlying funds                                    (177,927,474)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(173,695,529)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INTERNATIONAL ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008              2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   4,231,945      $  6,627,647
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (40,041,469)       27,481,521
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (137,886,005)       (8,732,328)
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (173,695,529)       25,376,840
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (92,456)       (4,912,958)
----------------------------------------------------------------------------------------------------------
  Class B                                                                        (13,473)         (482,883)
----------------------------------------------------------------------------------------------------------
  Class C                                                                        (27,397)       (1,057,738)
----------------------------------------------------------------------------------------------------------
  Class R                                                                         (2,137)          (64,616)
----------------------------------------------------------------------------------------------------------
  Class Y                                                                           (352)               --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                                (36)           (1,257)
==========================================================================================================
     Total distributions from net investment income                             (135,851)       (6,519,452)
==========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    (17,228,267)       (4,929,576)
----------------------------------------------------------------------------------------------------------
  Class B                                                                     (2,553,180)         (724,382)
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (5,213,581)       (1,586,910)
----------------------------------------------------------------------------------------------------------
  Class R                                                                       (402,844)          (73,236)
----------------------------------------------------------------------------------------------------------
  Class Y                                                                        (66,354)               --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (6,883)           (1,132)
==========================================================================================================
     Total distributions from net realized gains                             (25,471,109)       (7,315,236)
==========================================================================================================
Share transactions-net:
  Class A                                                                    (24,375,722)      142,842,274
----------------------------------------------------------------------------------------------------------
  Class B                                                                     (3,270,970)       17,259,257
----------------------------------------------------------------------------------------------------------
  Class C                                                                    (12,354,446)       47,695,599
----------------------------------------------------------------------------------------------------------
  Class R                                                                      1,375,328         3,114,835
----------------------------------------------------------------------------------------------------------
  Class Y                                                                        668,077                --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                             43,261           (11,107)
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (37,914,472)      210,900,858
==========================================================================================================
     Net increase (decrease) in net assets                                  (237,216,961)      222,443,010
==========================================================================================================


NET ASSETS:

  Beginning of year                                                          414,721,270       192,278,260
==========================================================================================================
  End of year (includes undistributed net investment income of
     $4,220,842 and $121,739, respectively)                                $ 177,504,309      $414,721,270
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INTERNATIONAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to provide long-term growth of capital. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). The Advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

        Securities in the underlying funds, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.


13        AIM INTERNATIONAL ALLOCATION FUND

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

        Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco Aim indirectly as a shareholder of the underlying funds.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding 12b-1 plan payments and certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.18% of average daily net assets, respectively, through at least June 30, 2009. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the net operating expenses will exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.


14        AIM INTERNATIONAL ALLOCATION FUND

  For the year ended December 31, 2008, the Advisor reimbursed class level expenses of $666,896 for Class A, Class B, Class C, Class R and Class Y shares in proportion to the relative net assets of such classes.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $1,196.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $85,241 in front-end sales commissions from the sale of Class A shares and $13,636, $84,554, $24,168 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $177,976,098
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                         $177,976,098
======================================





15        AIM INTERNATIONAL ALLOCATION FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities sales of $113,475, which resulted in net realized gains (losses) of $(45,419).

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $16,546.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,972 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $   132,842     $ 6,519,452
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        25,474,118       7,315,236
========================================================================================================
Total distributions                                                          $25,606,960     $13,834,688
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   4,239,448
------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation) -- investments                           (141,353,226)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (18,606)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (27,122,541)
------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                           (5,908,981)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        347,668,215
================================================================================================
Total net assets                                                                   $ 177,504,309
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.


16        AIM INTERNATIONAL ALLOCATION FUND

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $27,122,541
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $122,576,249 and $181,064,710, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $          --
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (141,353,226)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(141,353,226)
================================================================================================
Cost of investments for tax purposes is $319,329,324.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of equalization and distributions, on December 31, 2008, undistributed net investment income was increased by $3,009, undistributed net realized gain (loss) was decreased by $9,546 and shares of beneficial interest increased by $6,537. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                       YEAR ENDED
                                                                 DECEMBER 31, 2008(a)              DECEMBER 31, 2007
                                                             ----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     4,812,618     $  56,468,493     11,880,798     $169,089,634
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       599,399         7,202,275      1,674,498       23,632,252
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,061,973        12,135,201      3,826,633       54,094,130
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       176,502         2,015,562        237,750        3,410,218
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     63,427           623,129             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             4,531            60,500          3,740           53,500
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     2,322,577        15,910,747        670,710        9,282,552
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       339,458         2,287,860         82,234        1,130,716
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       661,912         4,460,957        183,014        2,516,072
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        59,289           403,757          9,911          136,869
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         7,189            49,443             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             1,004             6,920            172            2,389
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       308,243         3,379,234        220,322        3,154,290
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (311,404)       (3,379,234)      (222,068)      (3,154,290)
=========================================================================================================================
Reacquired:(c)
  Class A(b)                                                 (9,456,798)     (100,134,196)    (2,707,228)     (38,684,202)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (877,428)       (9,381,871)      (306,637)      (4,349,421)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (2,792,960)      (28,950,604)      (627,331)      (8,914,603)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (92,918)       (1,043,991)       (30,039)        (432,252)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                          (403)           (4,495)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (2,777)          (24,159)        (4,567)         (66,996)
=========================================================================================================================
Net increase (decrease) in share activity                    (3,116,566)    $ (37,914,472)    14,891,912     $210,900,858
=========================================================================================================================





17        AIM INTERNATIONAL ALLOCATION FUND

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      62,197      $ 611,394
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (62,197)      (611 394)
     --------------------------------------------------------------------------------------------------



(c) Net of redemption fees of $22,953 and $15,005 allocated among the classes based on relative net assets of each class for the years ended December 31, 2008 and 2007, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                       NET GAINS ON
                                NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   (LOSS)(a)   UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $14.14      $0.18       $(6.43)      $(6.25)     $(0.01)       $(1.09)        $(1.10)
Year ended 12/31/07                13.29       0.32         1.05         1.37       (0.26)        (0.26)         (0.52)
Year ended 12/31/06                10.71       0.42         2.41         2.83       (0.23)        (0.02)         (0.25)
Year ended 12/31/05(g)             10.12       0.32         0.47         0.79       (0.20)           --          (0.20)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                14.06       0.09        (6.37)       (6.28)      (0.01)        (1.09)         (1.10)
Year ended 12/31/07                13.23       0.21         1.05         1.26       (0.17)        (0.26)         (0.43)
Year ended 12/31/06                10.70       0.32         2.41         2.73       (0.18)        (0.02)         (0.20)
Year ended 12/31/05(g)             10.12       0.31         0.46         0.77       (0.19)           --          (0.19)
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                14.05       0.09        (6.36)       (6.27)      (0.01)        (1.09)         (1.10)
Year ended 12/31/07                13.23       0.21         1.04         1.25       (0.17)        (0.26)         (0.43)
Year ended 12/31/06                10.70       0.32         2.41         2.73       (0.18)        (0.02)         (0.20)
Year ended 12/31/05(g)             10.12       0.31         0.46         0.77       (0.19)           --          (0.19)
-------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                14.12       0.15        (6.42)       (6.27)      (0.01)        (1.09)         (1.10)
Year ended 12/31/07                13.27       0.29         1.05         1.34       (0.23)        (0.26)         (0.49)
Year ended 12/31/06                10.71       0.39         2.40         2.79       (0.21)        (0.02)         (0.23)
Year ended 12/31/05(g)             10.12       0.32         0.46         0.78       (0.19)           --          (0.19)
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(g)              9.83       0.03        (1.96)       (1.93)      (0.01)        (1.09)         (1.10)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                14.17       0.21        (6.45)       (6.24)      (0.01)        (1.09)         (1.10)
Year ended 12/31/07                13.31       0.36         1.05         1.41       (0.29)        (0.26)         (0.55)
Year ended 12/31/06                10.72       0.44         2.41         2.85       (0.24)        (0.02)         (0.26)
Year ended 12/31/05(g)             10.12       0.32         0.48         0.80       (0.20)           --          (0.20)
=========================================================================================================================

                                                                                        RATIO OF
                                                                           RATIO OF   EXPENSES TO
                                                                         EXPENSES TO  AVERAGE NET
                                                                         AVERAGE NET     ASSETS    RATIO OF NET
                                                                         ASSETS WITH  WITHOUT FEE   INVESTMENT
                                                            NET ASSETS,  FEE WAIVERS    WAIVERS       INCOME
                                  NET ASSET                   END OF        AND/OR       AND/OR      (LOSS) TO
                                VALUE, END OF    TOTAL     PERIOD (000S    EXPENSES     EXPENSES    AVERAGE NET   PORTFOLIO
                                  PERIOD(b)    RETURN(c)     OMITTED)    ABSORBED(d)    ABSORBED      ASSETS     TURNOVER(e)
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08                 $ 6.79       (44.27)%    $120,847        0.44%(f)     0.65%(f)      1.56%(f)      38%
Year ended 12/31/07                  14.14        10.37       280,140        0.44         0.60          2.25           2
Year ended 12/31/06                  13.29        26.42       129,474        0.44         0.84          3.36           2
Year ended 12/31/05(g)               10.71         7.78         5,848        0.43(h)      7.30(h)      17.87(h)      0.3
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                   6.68       (44.74)       17,571        1.19(f)      1.40(f)       0.81(f)       38
Year ended 12/31/07                  14.06         9.61        40,466        1.19         1.34          1.50           2
Year ended 12/31/06                  13.23        25.50        21,839        1.19         1.59          2.61           2
Year ended 12/31/05(g)               10.70         7.65         1,430        1.18(h)      8.05(h)      17.12(h)      0.3
----------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                   6.68       (44.70)       35,579        1.19(f)      1.40(f)       0.81(f)       38
Year ended 12/31/07                  14.05         9.53        89,841        1.19         1.35          1.50           2
Year ended 12/31/06                  13.23        25.50        39,826        1.19         1.59          2.61           2
Year ended 12/31/05(g)               10.70         7.65         1,937        1.18(h)      8.05(h)      17.12(h)      0.3
----------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                   6.75       (44.48)        2,980        0.69(f)      0.90(f)       1.31(f)       38
Year ended 12/31/07                  14.12        10.16         4,211        0.69         0.85          2.00           2
Year ended 12/31/06                  13.27        26.07         1,071        0.69         1.09          3.11           2
Year ended 12/31/05(g)               10.71         7.77            74        0.68(h)      7.55(h)      17.62(h)      0.3
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(g)                6.80       (19.74)          477        0.19(f)(h)   0.64(f)(h)    1.81(f)(h)    38
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                   6.83       (44.11)           50        0.15(f)      0.15(f)       1.85(f)       38
Year ended 12/31/07                  14.17        10.66            64        0.17         0.17          2.52           2
Year ended 12/31/06                  13.31        26.64            69        0.18         0.34          3.62           2
Year ended 12/31/05(g)               10.72         7.90            55        0.18(h)      6.92(h)      18.12(h)      0.3
============================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return. Estimated acquired fund fees from underlying funds were 0.98%, 096%, 1.01% and 1.15% for the years ended December 31, 2008, 2007, 2006, and for the period October 31,2005 (commencement date) to December 31, 2005, respectively.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f) Ratios are based on average daily net assets (000's omitted) of $215,683, $30,758, $66,371, $3,887, $477 and $77 for Class A, Class B, Class C, Class
     R, Class Y, and Institutional Class shares, respectively.
(g) Commencement date of October 31, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares..
(h)  Annualized.



18        AIM INTERNATIONAL ALLOCATION FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



19        AIM INTERNATIONAL ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM International Allocation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas




20        AIM INTERNATIONAL ALLOCATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $640.60        $1.81       $1,022.92       $2.24        0.44%
---------------------------------------------------------------------------------------------------
        B            1,000.00        637.90         4.90        1,019.15        6.04        1.19
---------------------------------------------------------------------------------------------------
        C            1,000.00        637.90         4.90        1,019.15        6.04        1.19
---------------------------------------------------------------------------------------------------
        R            1,000.00        639.40         2.84        1,021.67        3.51        0.69
---------------------------------------------------------------------------------------------------
        Y            1,000.00        802.60         0.42        1,024.18        0.97        0.19
---------------------------------------------------------------------------------------------------


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


21        AIM INTERNATIONAL ALLOCATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $641.80        $0.74       $1,024.23       $0.92        0.18%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INTERNATIONAL ALLOCATION FUND

Supplement to Annual Report dated 12/31/08

AIM INTERNATIONAL ALLOCATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (10/31/05)    -5.17%
1 Year                 -44.11

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.13%.(1,2) The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund's prospectus.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

2 The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.96%.

NASDAQ SYMBOL   INAIX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   INTAL-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 12/31/08

AIM INTERNATIONAL ALLOCATION FUND

Past performance cannot guarantee comparable future results.

      The data shown in the chart above includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

      The performance data shown in the chart above is that of the Fund's institutional share class. The performance data shown in the chart in the annual report is that of the Fund's Class A, B, C and R shares. The performance of the Fund's other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund's Institutional Class shares shown in the chart above.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   INTAL-INS-1   Invesco Aim Distributors, Inc.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION Fund and index data from 10/31/05

                  AIM
             International                                  ipper
            Allocation Fund-                            International
           Institutional Class                         Multi-Cap Core
 Date            Shares          MSCI EAFE Index(1)    Funds Index(1)
--------   -------------------   ------------------    --------------
10/31/05        $  10000            $  10000               $  10000
   11/05           10336               10245                  10199
   12/05           10790               10721                  10670
    1/06           11504               11380                  11291
    2/06           11504               11354                  11266
    3/06           11896               11729                  11637
    4/06           12409               12289                  12188
    5/06           11946               11812                  11692
    6/06           11876               11811                  11637
    7/06           12047               11928                  11758
    8/06           12379               12256                  12074
    9/06           12440               12275                  12114
   10/06           12873               12752                  12543
   11/06           13265               13133                  12931
   12/06           13663               13545                  13326
    1/07           13827               13637                  13446
    2/07           13786               13747                  13432
    3/07           14165               14097                  13803
    4/07           14719               14724                  14354
    5/07           15140               14982                  14774
    6/07           15150               15000                  14817
    7/07           14903               14779                  14543
    8/07           14801               14548                  14435
    9/07           15416               15327                  15224
   10/07           16166               15929                  15926
   11/07           15273               15405                  15270
   12/07           15117               15058                  15006
    1/08           13795               13667                  13783
    2/08           13763               13863                  13730
    3/08           13518               13717                  13605
    4/08           14115               14462                  14361
    5/08           14382               14603                  14571
    6/08           13165               13408                  13376
    7/08           12802               12978                  12889
    8/08           12450               12452                  12383
    9/08           11010               10652                  10801
   10/08            8662                8502                   8569
   11/08            7990                8043                   8034
   12/08            8451                8526                   8774

----------

1     Lipper Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $25,480,655
     Qualified Dividend Income*                              100.00%
     Corporate Dividends Received Deduction*                  15.65%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 92.07%, 91.73%, 71.76%, and 73.61%, respectively.


22        AIM INTERNATIONAL ALLOCATION FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




23        AIM INTERNATIONAL ALLOCATION FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






24        AIM INTERNATIONAL ALLOCATION FUND

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                               [INVESCO AIM LOGO]
                                - SERVICE MARK -

invescoaim.com            INTAL-AR-1          Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]              AIM MID CAP CORE EQUITY FUND
 - SERVICE MARK -               Annual Report to Shareholders o December 31,2008

                                [MOUNTAIN GRAPHIC]

 2   Letters to Shareholders
 4   Performance Summary
 4   Management Discussion
 6   Long-Term Fund Performance
 8   Supplemental Information
 9   Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Tax Information
25   Trustees and Officers

                    Dear Shareholder:

                    In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to
                    update you on market developments during calendar year 2008
   [TAYLOR PHOTO]   and provide you with some perspective and encouragement.

                    MARKET OVERVIEW

                    At the start of 2008, we saw warning signs of increasing
                    economic ills -- a weakening housing market, rising
                    inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term
                    interest rate targets throughout 2008 in an effort to
   Philip Taylor    stimulate economic growth. The Fed reduced its short-term
                    interest rate target from 4.25% to a range of zero to 0.25%
                    during the year.(1)

                       In the spring of 2008, more serious factors came to
                    the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of theTreasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of theTreasury to purchase up to $700 billion in troubled mortgage-related assets--the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

   As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

   o DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 9594246.

   Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve;

(2)  Bureau of Labor Statistics;

(3)  Fact Set Research;

(4)  Wall Street Journal

2 AIM MID CAP CORE EQUITY FUND

                    Dear Fellow Shareholders:

                    Since my last letter, continuing troubles in the global
                    economy and financial markets have negatively affected all
 [CROCKETT          investors. The new government promises to move quickly with
  PHOTO]            a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as
 Bruce Crockett     they have recently, as mutual fund investors we can find
                    some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high "has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from InvescoAim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to meat bruce@brucecrockett.com.

Best regards,


/S/ BRUCE L.CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM MID CAP CORE EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================      We consider selling a stock when:
PERFORMANCE SUMMARY
                                                                                          o  It exceeds our target price.
For the year ended December 31,2008, AIM Mid Cap Core Equity Fund Class A shares, at
net asset value, delivered a return of-27.45% for shareholders, outpacing the broad       o  We have not seen a demonstrable
market S&P 500 Index, which returned -36.99%, as well as the Fund's style-specific           improvement in fundamentals.
benchmark, the Russell Midcap Index, which returned -41.46%.(triangle) This was a very
challenging year, but the Fund's comparative results were a source of strength during     o  A more compelling investments
these turbulent times. All sectors were down for the period, but the Fund benefited          opportunity exists.
from the strategic acquisition of several holdings by other companies. Select holdings
in financial services and commodity-related sectors were some of the hardest hit.         MARKET CONDITIONS AND YOUR FUND

   Your Fund's long-term performance appears later in this report.                        The year ended December 31,2008, was a
                                                                                          challenging time in the markets, but it is
FUND VS. INDEXES                                                                          worth noting that AIM Mid Cap Core Equity
                                                                                          Fund at net asset value held up relatively
Total returns, 12/31 /07 to 12/31 /08, at net asset value (NAV). Performance shown        well compared to the broad market and our
does not include applicable contingent deferred sales charges (CDSC) or front-end sales   peers, fulfilling one of our goals--to be
charges, which would have reduced performance.                                            a source of strength during turbulent
                                                                                          times. It can be difficult to maintain
Class A Shares                                                                   -27.45%  perspective during times of crisis, but we
Class B Shares                                                                   -27.97   should rememberthat markets
Class C Shares                                                                   -27.98   have gone through similarly difficult
Class R Shares                                                                   -27.63   environments in the past, and historically
Class Y Shares*                                                                  -27.45   they have recovered. Today's challenges
S&P 500 Index(triangle) (Broad Market Index)                                     -36.99   are serious, but the government is taking
Russell Midcap Index(triangle) (Style-Specific Index)                            -41.46   aggressive action. These challenges are
Lipper Mid-Cap Core Funds Index(triangle) (Peer Group Index)                     -38.53   not insurmountable, and we do not believe
                                                                                          this is the time to abandon your long-term
(triangle) Lipper Inc.                                                                    investment strategy.

*    Share class incepted during the fiscal year. See page 7 for a detailed explanation      These days we are often asked, "How did
     of Fund performance.                                                                 our economy get into this mess? "It is not
=======================================================================================   a simple question to answer, but
                                                                                          essentially there was an excessive amount
HOW WE INVEST                                o  Business analysis to determine            of leverage in the system --too much debt
                                                competitive positioning                   and not enough assets to back it up. For
We manage your Fund as a conservative                                                     many years, financial institutions took on
cornerstone, seeking to provide attractive   o  Valuation analysis to identify            too much risk in an effort to keep up with
upside participation and stronger downside      attractively valued companies             one another, and banks stretched beyond
protection in difficult markets. As part                                                  their traditional revenue sources to keep
of a well-diversified asset allocation          Financial analysis provides vital         up with their competitors. This scenario
strategy, the Fund can serve as a            insight into historical and potential        was part of our reasoning for moving out
foundation to a portfolio and complement     ROIC, a key indicator of business quality    of financials several years ago, a
more aggressive or cyclical investments.     and the caliber of management. Business      decision that helped the Fund avoid much
                                             analysis allows us to identify key drivers   of the turmoil in financial services.
   We conduct fundamental research of        of the company, understand industry          Likewise, many consumers took on more and
companies to gain a thorough understanding   challenges and evaluate the sustainability   more risk through home equity loans,
of their business prospects, appreciation    of competitive advantages. Both the          credit cards and other forms of credit
potential and return on invested capital     financial and business analyses serve as a   they were offered. As our research began
(ROIC). The process we use to identify       basis to construct valuation models that     to uncover cracks in consumers' armor, we
potential investments for the Fund           help us estimate a company's value. We use
includes three phases:                       three primary valuation techniques,
                                             including discounted cash flow,
o  Financial analysis to evaluate ROIC and   traditional valuation multiples and net
   capital allocation                        asset value.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         Top 10 Equity Holdings*
By sector                                                                                  1. People's United Financial Inc.    3.8%
Information Technology                17.5%  1. Industrial Machinery               5.9%    2. Symantec Corp.                    2.9
Financials                            14.7   2. Health Care Equipment              4.7     3. Henkel AG & Co. KGaA-Pfd.         2.7
Industrials                           14.6   3. Specialty Chemicals                4.7     4. Cadbury PLC                       2.6
Health Care                           13.5   4. Life Sciences Tools & Services     4.7     5. Sigma-Aldrich Corp.               2.5
Consumer Staples                       9.3   5. Property & Casualty Insurance      4.3     6. Progressive Corp.                 2.3
Materials                              6.6   ==========================================    7. International Flavors &
Energy                                 5.0                                                    Fragrances Inc.                   2.2
Consumer Discretionary                 2.4   ==========================================    8. Republic Services, Inc.           2.0
Utilities                              1.3   Total Net Assets             $1.3 billion     9. Axis Capital Holdings Ltd.        2.0
Money Market Funds                                                                        10. Moody's Corp.                     1.9
Plus Other Assets Less Liabilities    15.1   Total Number of Holdings*              71
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4 AIM MID CAP CORE EQUITY FUND

moved into more attractive areas. While      investors, including select holdings in                      RONALD SLOAN Chartered
financial institutions and individual        financial services, industrials and                          Financial Analyst, senior
consumers are not exclusively behind the     information technology (IT). The Fund's      [SLOAN PHOTO]   portfolio manager, is lead
current crisis, they played a role, and      cash position was down to 15.09% at year                     manager of AIM Mid Cap
our economy is now going through the         end.                                                         Core Equity Fund. Mr.
painful process of "deleveraging."                                                                        Sloan has been
                                                A primary detractor from returns was our  in the investment industry since 1971. He
   While the year ended with negative        investment in the asset management firm      joined Invesco Aim in 1998. Mr. Sloan
returns across all sectors of the            LEGG MASON. The business had relatively      attended the University of Missouri, where
portfolio, acquisitions of several Fund      high margins and returns, economies of       he earned both a B.S. in business
holdings benefited the Fund during           scale and minimal capital intensity but      administration and an M.B.A.
the year, including Dow Chemical's (not a    has been challenged by
Fund holding) acquisition of ROHM AND HAAS   weak investment flow sand recent poor                        DOUGLAS ASIELLO Chartered
and the purchase of FOUNDRY NETWORKS by      performance of some managers. The biggest                    Financial Analyst,
Brocade Communications Systems (not a Fund   anchor on Legg's share price performance     [ASIELLO PHOTO] portfolio manager, is
holding).                                    was fear about subprime-related exposure                     manager of AIM Mid Cap
                                             in its money market division. We believe                     Core Equity Fund. Mr.
   In addition, on July 18,TEVA              THAT LEGG HAS MADE INTELLIGENT MOVES TO                      ASIELLO JOINED INVESCO
PHARMACEUTICALS announced its acquisition    manage this exposure, which is sizable but   Aim in 2001. He earned a B.A. in
of BARR PHARMACEUTICALS for more than $7     manageable in our estimation.                international relations, an M.B.A. from
billion, making Barr the Fund's top          Buttheseconcerns have helped to push the     The Wharton School at the University of
contributor for the year. We originally      share price well below our calculation of    Pennsylvania and an M.A. in international
invested in early 2007 when Barr was         the company's value, and we added to our     management from The Joseph H. Lauder
working through its acquisition of Pliva     position throughout the year.                 Institute of Management and International
(not a Fund holding) and predicted lower                                                  Studies.
earnings. The market responded negatively,      Maintaining a conservative approach is
and Barr's stock price fell to an            an enduring part of our investment                           BRIAN NELSON Chartered
attractive valuation based on our            strategy. We have capitalized on the                         Financial Analyst,
long-term perspective. The Pliva             market's volatility to make what we                          portfolio manager, is
acquisition gave Barr a strong presence in   believe to be judicious long-term            [NELSON PHOTO]  manager of AIM Mid Cap
Europe and Russia and introduced             investments in high-quality businesses                       Core Equity Fund. Mr.
cross-selling opportunities in the U.S. We   that are less dependent on external                          Nelson has been in the
viewed Barr as high-margin business that     sources of financing. Attheend of 2008,      investment industry since 1988 and joined
would work through short-term                the Fund's largest sector weightings were    Invesco Aim in 2004. He earned a B.A. from
difficulties. They boasted a solid generic   in IT and financial services, while          the University of California-Santa
drug platform with reasonable competitive    exposure to consumer discretionary and       Barbara.
barriers, creating an attractive business    utilities were minimal.
profile. This perspective was affirmed                                                    Assisted by the Mid/Large Cap Core Team
by Teva's acquisition.                          We continue to focus on what we believe
                                             are good companies with sound balance
   Just as important as where we invested    sheets, reliable management teams and
was what we avoided. In early 2008, we       attractive valuations. This long-term
took profits in many of our energy           strategy supports our role as a
holdings as oil and natural gas prices       conservative cornerstone within your
rallied due to fundamental factors and       broader asset allocation strategy.
speculative activity. We believed the
prices of many energy companies had             Thank you for your continued trust and
reached unjustified levels, reducing their   investment in AIM Mid Cap Core Equity
attractiveness. As a result of our           Fund.
actions, the Fund was under weight in the
energy sector versus our style-specific      The views and opinions expressed in
index -- a contrast to the notable           management's discussion of Fund
overweight position we had in energy for     performance are those of Invesco Aim
quite some time. It was a move that          Advisors, Inc. These views and opinions are
benefited shareholders as energy             subject to change at anytime based on
companies' share prices fell sharply         factors such as market and economic
beginning in the summer.                     conditions. These views and opinions may
                                             not be relied upon as investment advice or
   The Fund had 18.59% in cash at the        recommendations, or as an offer for a
beginning of 2008 because the number of      particular security. The information is not
attractive investments from a risk-reward    a complete analysis of every aspect of any
perspective had diminished. This provided    market, country, industry, security or the
protection for the portfolio over the        Fund. Statements of fact are from sources
course of the year and allowed us to take    considered reliable, but Invesco Aim
advantage of market turmoil to invest in     Advisors, Inc. makes no representation or
high-quality companies that we believed      warranty as to their completeness or
had been unduly punished by                  accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.



5 AIM MID CAP CORE EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during
management fees. Index results include       the early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not. Performance shown in the     investment. In this chart, each segment
chart and table(s) does not reflect          represents a doubling, or 100% change, in
deduction of taxes a shareholder would pay   the value of the investment. In other
on Fund distributions or sale of Fund        words, the space between $5,000 and $
shares.                                      10,000 is the same size as the space
                                             between $10,000 and $20,000, and so on.

continued from page 8

o  The returns shown in management's            based on those net asset values may
   discussion of Fund performance are           differ from the net asset values and
   based on net asset values calculated         returns reported in the Financial
   for shareholder transactions. Generally      Highlights.
   accepted accounting principles require
   adjustments to be made to the net         o  Industry classifications used in this
   assets of the Fund at period end for         report are generally according to the
   financial reporting purposes, and as         Global Industry Classification
   such, the net asset values for               Standard, which was developed by and is
   shareholder transactions and the             the exclusive property and a service
   returns                                      mark of MSCI Inc. and Standard& Poor's.

6 AIM MID CAP CORE EQUITY FUND

====================================================================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $ 10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION

Index data from 5/31/87, Fund data from 6/9/87,

              AIM
            Mid Cap
          Core Equity
             Fund-                  Russell
            Class A       S&P 500   Midcap
Date        Shares       Index(1)    Index
----      -----------   ---------   -------
5/31/87      $10000       $10000
   6/87      $ 9837        10505      10407
   7/87       10149        11037      10852
   8/87       10612        11449      11236
   9/87       10357        11198      11021
  10/87        7409         8787       8307
  11/87        7172         8062       7845
  12/87        8089         8676       8526
   1/88        8250         9040       8922
   2/88        8940         9460       9554
   3/88        8817         9168       9567
   4/88        9016         9269       9626
   5/88        8741         9349       9603
   6/88        9554         9777      10261
   7/88        9318         9740      10055
   8/88        8949         9410       9831
   9/88        9204         9810      10166
  10/88        8959        10083      10209
  11/88        8685         9939       9964
  12/88        8990        10113      10214
   1/89        9647        10852      10825
   2/89        9760        10583      10800
   3/89       10263        10829      10977
   4/89       11217        11391      11507
   5/89       12120        11850      12025
   6/89       11689        11783      11981
   7/89       12664        12846      12816
   8/89       13023        13097      13244
   9/89       13311        13043      13123
  10/89       13187        12741      12504
  11/89       13331        13000      12675
  12/89       13914        13311      12898
   1/90       12538        12418      11863
   2/90       13318        12578      12104
   3/90       14282        12911      12398
   4/90       14022        12589      11866
   5/90       16016        13814      12941
   6/90       16081        13721      12857
   7/90       15453        13677      12475
   8/90       13405        12443      11133
   9/90       12158        11838      10308
  10/90       11876        11788       9982
  11/90       12581        12548      10944
  12/90       12884        12898      11415
   1/91       13513        13458      12188
   2/91       14368        14419      13204
   3/91       15094        14768      13752
   4/91       14876        14803      13835
   5/91       15397        15439      14491
   6/91       14248        14733      13824
   7/91       15126        15419      14501

(1)  Lipper Inc.
====================================================================================================================================

====================================================================================================================================
                                [MOUNTAIN CHART]

   8/91       15852        15783      14935
   9/91       15332        15519      14848
  10/91       15028        15727      15152
  11/91       14064        15095      14526
  12/91       15367        16818      16153
   1/92       17184        16505      16457
   2/92       17347        16719      16835
   3/92       16336        16394      16405
   4/92       15836        16875      16533
   5/92       15977        16958      16640
   6/92       15052        16705      16370
   7/92       16182        17387      17054
   8/92       15627        17032      16662
   9/92       16116        17232      17007
  10/92       17422        17292      17423
  11/92       19706        17879      18301
  12/92       20243        18098      18793
   1/93       20409        18249      19168
   2/93       19109        18498      19190
   3/93       18909        18888      19814
   4/93       17680        18431      19289
   5/93       18921        18923      19902
   6/93       18470        18978      20127
   7/93       18707        18902      20224
   8/93       19736        19618      21123
   9/93       19665        19467      21204
  10/93       20646        19870      21222
  11/93       20729        19680      20730
  12/93       21933        19918      21480
   1/94       22214        20595      22073
   2/94       22840        20036      21773
   3/94       23057        19164      20845
   4/94       23594        19410      20988
   5/94       23811        19727      21017
   6/94       23735        19244      20394
   7/94       23569        19876      21094
   8/94       25037        20689      22094
   9/94       25243        20183      21555
  10/94       25306        20636      21719
  11/94       24974        19885      20761
  12/94       25376        20180      21031
   1/95       25549        20703      21463
   2/95       26826        21509      22574
   3/95       27830        22142      23220
   4/95       28876        22794      23570
   5/95       29563        23704      24344
   6/95       31455        24253      25163
   7/95       33176        25057      26384
   8/95       33405        25120      26789
   9/95       33605        26179      27394
  10/95       32271        26086      26781
  11/95       32975        27229      28113
  12/95       31267        27754      28277
   1/96       31364        28697      28873
   2/96       32003        28964      29551
   3/96       32333        29243      29979
   4/96       34645        29674      30828
   5/96       34742        30438      31294
   6/96       33366        30554      30824
   7/96       31201        29205      28916
   8/96       32842        29822      30293
   9/96       35137        31499      31789
  10/96       35155        32367      32044
  11/96       36631        34812      33996
  12/96       36163        34122      33649
   1/97       36756        36253      34908
   2/97       33797        36537      34855
====================================================================================================================================

====================================================================================================================================
                               [MOUNTAIN CHART]

  3/97        30748        35039      33373
  4/97        31409        37129      34204
  5/97        34265        39399      36699
  6/97        35467        41150      37900
  7/97        38549        44424      41062
  8/97        37801        41937      40616
  9/97        41442        44232      42934
 10/97        39424        42757      41264
 11/97        39861        44734      42246
 12/97        41252        45502      43410
  1/98        39978        46005      42592
  2/98        43807        49321      45922
  3/98        46672        51845      48100
  4/98        44750        52376      48221
  5/98        42100        51477      46728
  6/98        46184        53566      47375
  7/98        43219        53000      45116
  8/98        33694        45343      37899
  9/98        34637        48250      40352
 10/98        35991        52169      43104
 11/98        37013        55329      45145
 12/98        39312        58515      47792
  1/99        39497        60961      47710
  2/99        36886        59067      46123
  3/99        39269        61430      47568
  4/99        40824        63808      51082
  5/99        41342        62303      50936
  6/99        44699        65751      52732
  7/99        43394        63707      51285
  8/99        41962        63392      49956
  9/99        41983        61656      48200
 10/99        43184        65556      50484
 11/99        48448        66889      51936
 12/99        53908        70823      56506
  1/00        52528        67265      54636
  2/00        57718        65993      58835
  3/00        61389        72445      62204
  4/00        61161        70266      59261
  5/00        60843        68826      57691
  6/00        60290        70521      59397
  7/00        59301        69419      58731
  8/00        65130        73729      64360
  9/00        64303        69837      63442
 10/00        63268        69541      62463
 11/00        59548        64062      56841
 12/00        64038        64377      61167
  1/01        65952        66659      62152
  2/01        63637        60585      58369
  3/01        60576        56749      54748
  4/01        66380        61156      59430
  5/01        67521        61566      60537
  6/01        66698        60068      59967
  7/01        66884        59477      58251
  8/01        64356        55757      56011
  9/01        56872        51255      49257
 10/01        59078        52233      51207
 11/01        61849        56238      55498
 12/01        64360        56731      57727
  1/02        64360        55904      57382
  2/02        65062        54826      56773
  3/02        67866        56888      60178
  4/02        66977        53440      59011
  5/02        67352        53048      58344
  6/02        63115        49271      54433
  7/02        57365        45431      49120
  8/02        58742        45728      49389
  9/02        53996        40764      44832
====================================================================================================================================

====================================================================================================================================
                               [MOUNTAIN CHART]

  10/02       56129        44347      47098
  11/02       59715        46955      50368
  12/02       57219        44198      48384
   1/03       55840        43042      47405
   2/03       54869        42396      46777
   3/03       54627        42806      47239
   4/03       58003        46330      50670
   5/03       62945        48769      55308
   6/03       63675        49392      55867
   7/03       65515        50263      57708
   8/03       67920        51242      60214
   9/03       66297        50699      59460
  10/03       69134        53566      63998
  11/03       70295        54036      65794
  12/03       72728        56868      67766
   1/04       74131        57912      69735
   2/04       75429        58717      71236
   3/04       75210        57831      71251
   4/04       75699        56924      68635
   5/04       76615        57704      70338
   6/04       78722        58826      72284
   7/04       75455        56879      69123
   8/04       75108        57107      69423
   9/04       76512        57726      71676
  10/04       77698        58607      73653
  11/04       80915        60978      78141
  12/04       82776        63052      81467
   1/05       81095        61515      79450
   2/05       83926        62809      81904
   3/05       83229        61698      81260
   4/05       80483        60529      78671
   5/05       82792        62453      82440
   6/05       84150        62542      84657
   7/05       88055        64867      89120
   8/05       88169        64276      88496
   9/05       87384        64796      89670
  10/05       84728        63715      86976
  11/05       88024        66123      90835
  12/05       88913        66146      91773
   1/06       92994        67898      96489
   2/06       92213        68081      96373
   3/06       93338        68929      98761
   4/06       94085        69854      99454
   5/06       91253        67846      96107
   6/06       90349        67936      96218
   7/06       89139        68355      94112
   8/06       90476        69978      96502
   9/06       93027        71781      98249
  10/06       95669        74118     102118
  11/06       97688        75526     105792
  12/06       98782        76585     105780
   1/07      101133        77742     109355
   2/07      101547        76226     109531
   3/07      103182        77077     110410
   4/07      107650        80490     114615
   5/07      111020        83296     118938
   6/07      108977        81913     116256
   7/07      106361        79377     111928
   8/07      104777        80564     112119
   9/07      107574        83574     115807
  10/07      111135        84904     117676
  11/07      108334        81353     112056
  12/07      108573        80789     111702
   1/08      103057        75944     104424
   2/08      103335        73479     102035
   3/08      103015        73162     100558
   4/08      106734        76724     107354
====================================================================================================================================

====================================================================================================================================
                               [MOUNTAIN CHART]

   5/08      109221        77717     112218
   6/08      102744        71172     103247
   7/08      106515        70573     100621
   8/08      108166        71594     102480
   9/08      100215        65222      89914
  10/08       82066        54270      69817
  11/08       77380        50374      62712
  12/08       78814        50905      65390
====================================================================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 THE MOST RECENT MONTH-END PERFORMANCE.
As of 12/31/08, including maximum            PERFORMANCE FIGURES REFLECT REINVESTED
applicable sales charges                     DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
                                             AND THE EFFECT OF THE MAXIMUM SALES CHARGE
CLASS A SHARES                               UNLESS OTHERWISE STATED. INVESTMENT RETURN
Inception (6/9/87)                   10.05%  AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
10 Years                              6.60   YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
 5 Years                              0.47   SHARES.
 1 Year                             -31.46
CLASS B SHARES                                  THE NET ANNUAL FUND OPERATING EXPENSE
Inception (4/1/93)                    9.16%  RATIO SET FORTH IN THE MOST RECENT FUND
10 Years                              6.61   PROSPECTUS AS OF THE DATE OF THIS REPORT
 5 Years                              0.65   FOR CLASS A, CLASS B, CLASS C, CLASS R AND
 1 Year                             -31.35   CLASS Y SHARES WAS 1.22%, 1.97%, 1.97%,
CLASS C SHARES                               1.47% AND 0.97%, RESPECTIVELY.(1) THE
Inception (5/3/99)                    6.17%  TOTAL ANNUAL FUND OPERATING EXPENSE RATIO
 5 Years                              0.86   SET FORTH IN THE MOST RECENT FUND
 1 Year                             -28.65   PROSPECTUS AS OF THE DATE OF THIS REPORT
CLASS R SHARES                               FOR CLASS A, CLASS B, CLASS C, CLASS R AND
10 Years                              7.00%  CLASS Y SHARES WAS 1.24%, 1.99%, 1.99%,
 5 Years                              1.36   1.49%, AND 0.99%, RESPECTIVELY. THE
 1 Year                             -27.63   EXPENSE RATIOS PRESENTED ABOVE MAY VARY
CLASS Y SHARES                               FROM THE EXPENSE RATIOS PRESENTED IN OTHER
10 Years                              7.20%  SECTIONS OF THIS REPORT THAT ARE BASED ON
 5 Years                              1.61   EXPENSES INCURRED DURING THE PERIOD
 1 Year                             -27.45   COVERED BY THIS REPORT.
==========================================
                                                CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS R SHARES' INCEPTION DATE IS JUNE       MAXIMUM 5.50% SALES CHARGE, AND CLASS B
3,2002. RETURNS SINCE THAT DATE ARE          AND CLASS C SHARE PERFORMANCE REFLECTS THE
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    APPLICABLE CONTINGENT DEFERRED SALES
BLENDED RETURNS OF HISTORICAL CLASS R        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
SHARE PERFORMANCE AND RESTATED CLASS A       CDSC ON CLASS B SHARES DECLINES FROM 5%
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      BEGINNING AT THE TIME OF PURCHASE TO 0% AT
THE INCEPTION DATE OF CLASS R SHARES) AT     THE BEGINNING OF THE SEVENTH YEAR. THE
NET ASSET VALUE, ADJUSTED TO REFLECT THE     CDSC ON CLASS C SHARES IS 1 % FOR THE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   FIRST YEAR AFTER PURCHASE. CLASS R SHARES
R SHARES. CLASS A SHARES' INCEPTION DATE IS  DO NOT HAVE A FRONT-END SALES CHARGE;
JUNE 9,1987.                                 RETURNS SHOWN ARE AT NET ASSET VALUE AND
                                             DO NOT REFLECT A 0.75% CDSC THAT MAY BE
   CLASS Y SHARES' INCEPTION DATE IS         IMPOSED ON A TOTAL REDEMPTION OF
OCTOBER 3,2008; RETURNS SINCE THAT DATE      RETIREMENT PLAN ASSETS WITHIN THE FIRST
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    YEAR. CLASS Y SHARES DO NOT HAVE A
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      FRONT-END SALES CHARGE OR A CDSC;
PERFORMANCE AND RESTATED CLASS A SHARE       THEREFORE, PERFORMANCE IS AT NET ASSET
PERFORMANCE (FOR PERIODS PRIOR TO THE        VALUE.
INCEPTION DATE OF CLASS Y SHARES) AT NET
ASSET VALUE. THE RESTATED CLASS A SHARE         THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CLASSES WILL DIFFER PRIMARILY DUE TO
APPLICABLE TO CLASS A SHARES AS WELL AS      DIFFERENT SALES CHARGE STRUCTURES AND
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    CLASS EXPENSES.
RECEIVED BY CLASS A SHARES. CLASS A SHARES
INCEPTION DATE IS JUNE 9, 1987.              (1) Total annual operating expenses less
                                                any contractual fee waivers and/or
   THE PERFORMANCE DATA QUOTED REPRESENT        expense reimbursements by the advisor
PAST PERFORMANCE AND CANNOT GUARANTEE COM       in effect through at least June
PARABLE FUTURE RESULTS; CURRENT                 30,2009. See current prospectus for
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      more information.
VISIT INVESCOAIM.COM FOR

7 AIM MID CAP CORE EQUITY FUND

AIM MID CAP CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31,2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Interest rate risk refers to the          ABOUT INDEXES USED IN THIS REPORT
                                                risk that bond prices generally fall as
o  Effective September 30,2003, only            interest rates rise and vice versa.       o  The S&P 500--registered trademark--
   previously established qualified plans                                                    Index is a market
   are eligible to purchase Class B shares   o  The Fund may use enhanced invest-            capitalization-weighted index covering
   of any AIM fund.                             ment techniques such as leveraging and       all major areas of the U.S. economy. It
                                                derivatives. Leveraging entails risks        is not the 500 largest companies, but
o  Class R shares are available only to         such as magnifying changes in the value      rather the most widely held 500
   certain retirement plans. Please see         of the portfolio's securities.               companies chosen with respect to market
   the prospectus for more information.         Derivatives are subject to counterparty      size, liquidity, and their industry.
                                                risk--the risk that the other party
o  Class Y shares are available to only         will not complete the transaction with    o  The RUSSELL MIDCAP--REGISTERED
   certain investors. Please seethe             the Fund.                                    TRADEMARK- Index measures the
   prospectus for more information.                                                          performance of the 800 smallest
                                             o  There is no guarantee that the invest-       companies in the Russell
PRINCIPAL RISKS OF INVESTING IN THE FUND        ment techniques and riskanalysis used by     1000--REGISTERED TRADEMARK-- Index,
                                                the Fund's portfolio managers will           which represent approximately 30% of
o  To the extent the Fund holds cash or         produce the desired results.                 the total market capitalization of the
   cash equivalents rather than equity                                                       Russell 1000 Index. The Russell Midcap
   securities for risk management            o  Small-and mid-cap companies tend to be       Index and the Russell 1000 Index are
   purposes, the Fund may not achieve its       more vulnerable to adverse develop           trademarks/service marks of the Frank
   investment objective.                        ments and more volatile than larger          Russell Company. Russell--registered
                                                companies. Investments in these sized        trademark- is a trademark of the Frank
o  The values of convertible securities in      companies may involve special risks,         Russell Company.
   which the Fund invests may be affected       including those associated with
   by market interest rates, the risk that      dependence on a small management group,   o  The LIPPER MID-CAP CORE FUNDS INDEX is
   the issuer may default on interest or        little or no operating history, little       an equally weighted representation of
   principal payments, and the value of         or no track record of success, limited       the largest funds in the Lipper Mid-Cap
   the underlying common stock into which       product lines, less publicly available       Core Funds category. These funds have
   these securities may be converted.           information, illiquidity, restricted         an average price-to-earnings ratio,
                                                resale or less frequent trading.             price-to-book ratio, and three-year
o  Credit risk is the risk of losson an                                                      sales-per-share growth value, compared
   investment due to the deterioration of    o  The prices of securities held by the         to the S&P MidCap 400 Index.
   an issuer's financial health. Such a         Fund may decline in response to market
   deterioration of financial health may        risks.                                    o  The Fund is not managed to track the
   result in a reduction of the credit                                                       performance of any particular index,
   rating of the issuer's securities and     o  The Fund may invest in obligations           including the indexes defined here, and
   may lead to the issuer's inability to        issued by agencies and instrumentali-        consequently, the performance of the
   honor its contractual obligations,           ties of the U.S. government that may         Fund may deviate significantly from the
   including making timely payment of           vary in the level of support they            performance of the indexes.
   interest and principal.                      receive from the U.S. government. The
                                                U.S. government may choose not to         o  A direct investment cannot be made in
o  Prices of equity securities change in        provide financial support to                 an index. Unless otherwise indicated,
   response to many factors, including the      U.S.-government- sponsored agencies or       index results include reinvested
   historical and prospective earnings of       instrumentalities if it is not legally       dividends, and they do not reflect
   the issuer, the value of its assets,         obligated to do so. In this case, if         sales charges. Performance of an index
   general economic conditions, interest        the issuer defaulted, the underlying         of funds reflects fund expenses;
   rates, investor perceptions and market       fund holding securities of such an           performance of a market index does
   liquidity.                                   issuer might not be able to recover its      not.
                                                investment from the U.S. government.
o  Foreign securities have additional                                                     OTHER INFORMATION
   risks, including exchange rate changes,
   political and economic upheaval,                                                       o  The Chartered Financial Analyst
   relative lack of information,                                                             -REGISTERED TRADEMARK- (CFA--REGISTERED
   relatively low market liquidity, and                                                      TRADEMARK--) designation is a globally
   the potential lack of strict financial                                                    recognized standard for measuring the
   and accounting controls and standards.                                                    competence and integrity of investment
                                                                                             professionals.

                                                                                          continued on page 6

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                      GTAGX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                      GTABX
=======================================================================================   Class C Shares                      GTACX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                      GTARX
                                                                                          Class Y Shares                      GTAYX
                                                                                          ==========================================


8 AIM MID CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-82.19%

AEROSPACE & DEFENSE-2.11%

Goodrich Corp.                                          354,402    $   13,119,962
---------------------------------------------------------------------------------
Precision Castparts Corp.                               245,802        14,620,303
=================================================================================
                                                                       27,740,265
=================================================================================


APPAREL, ACCESSORIES & LUXURY
  GOODS-0.88%

Polo Ralph Lauren Corp.(b)                              254,144        11,540,679
=================================================================================


APPLICATION SOFTWARE-2.13%

Adobe Systems Inc.(c)                                   344,563         7,335,746
---------------------------------------------------------------------------------
Amdocs Ltd.(c)                                        1,127,988        20,630,901
=================================================================================
                                                                       27,966,647
=================================================================================


ASSET MANAGEMENT & CUSTODY
  BANKS-1.35%

Legg Mason, Inc.(b)                                     808,901        17,723,021
=================================================================================


COMMUNICATIONS EQUIPMENT-1.54%

Motorola, Inc.                                        2,826,484        12,521,324
---------------------------------------------------------------------------------
Polycom, Inc.(c)                                        569,281         7,690,986
=================================================================================
                                                                       20,212,310
=================================================================================


COMPUTER STORAGE & PERIPHERALS-1.95%

NetApp, Inc.(c)                                         913,396        12,760,142
---------------------------------------------------------------------------------
QLogic Corp.(c)                                         957,290        12,865,978
=================================================================================
                                                                       25,626,120
=================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.29%

Joy Global Inc.                                         164,200         3,758,538
=================================================================================


DATA PROCESSING & OUTSOURCED
  SERVICES-1.25%

Alliance Data Systems Corp.(b)(c)                       351,829        16,370,603
=================================================================================


DISTRIBUTORS-1.45%

Genuine Parts Co.                                       502,083        19,008,862
=================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-1.53%

Rockwell Automation, Inc.                               622,053        20,054,989
=================================================================================


ELECTRONIC MANUFACTURING SERVICES-2.23%

Molex Inc.(b)                                         1,313,377        19,030,833
---------------------------------------------------------------------------------
Tyco Electronics Ltd.                                   633,399        10,267,398
=================================================================================
                                                                       29,298,231
=================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-2.02%

Republic Services, Inc.(b)                            1,069,576        26,514,789
=================================================================================


FOOD RETAIL-1.10%

SUPERVALU, Inc.                                         989,175        14,441,955
=================================================================================


GAS UTILITIES-1.35%

UGI Corp.                                               726,728        17,746,698
=================================================================================


HEALTH CARE EQUIPMENT-4.74%

Hospira, Inc.(c)                                        576,581        15,463,902
---------------------------------------------------------------------------------
Teleflex Inc.                                           315,800        15,821,580
---------------------------------------------------------------------------------
Varian Medical Systems, Inc.                            273,023         9,566,726
---------------------------------------------------------------------------------
Zimmer Holdings, Inc.(c)                                529,131        21,387,475
=================================================================================
                                                                       62,239,683
=================================================================================


HEALTH CARE SERVICES-1.60%

Quest Diagnostics Inc.                                  403,174        20,928,762
=================================================================================


HEALTH CARE TECHNOLOGY-0.95%

IMS Health Inc.                                         821,035        12,446,891
=================================================================================


HOUSEHOLD PRODUCTS-1.32%

Energizer Holdings, Inc.(b)(c)                          319,834        17,315,813
=================================================================================


INDUSTRIAL CONGLOMERATES-1.65%

Tyco International Ltd.                               1,001,300        21,628,080
=================================================================================


INDUSTRIAL GASES-0.78%

Air Products and Chemicals, Inc.                        202,242        10,166,705
=================================================================================


INDUSTRIAL MACHINERY-5.94%

Atlas Copco A.B.-Class A (Sweden)                     1,316,577        11,448,857
---------------------------------------------------------------------------------
Danaher Corp.                                           181,900        10,297,359
---------------------------------------------------------------------------------
Graco Inc.(b)                                           380,618         9,032,065
---------------------------------------------------------------------------------
ITT Corp.                                               339,926        15,633,197
---------------------------------------------------------------------------------
Pall Corp.                                              506,583        14,402,154
---------------------------------------------------------------------------------
Parker Hannifin Corp.                                   403,618        17,169,910
=================================================================================
                                                                       77,983,542
=================================================================================


INSURANCE BROKERS-1.07%

Marsh & McLennan Cos., Inc.                             579,413        14,062,354
=================================================================================


LIFE SCIENCES TOOLS & SERVICES-4.65%

PerkinElmer, Inc.                                       909,279        12,648,071
---------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                489,032        14,186,818
---------------------------------------------------------------------------------
Techne Corp.                                            169,081        10,909,106
---------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(c)                       410,554        13,987,575
---------------------------------------------------------------------------------
Waters Corp.(c)                                         254,558         9,329,551
=================================================================================
                                                                       61,061,121
=================================================================================


METAL & GLASS CONTAINERS-1.15%

Pactiv Corp.(c)                                         605,802        15,072,354
=================================================================================


MULTI-SECTOR HOLDINGS-0.12%

PICO Holdings, Inc.(c)                                   59,030         1,569,017
=================================================================================


OFFICE ELECTRONICS-1.24%

Xerox Corp.                                           2,041,535        16,271,034
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM MID CAP CORE EQUITY FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
OFFICE SERVICES & SUPPLIES-1.02%

Pitney Bowes Inc.                                       524,573    $   13,366,120
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-1.42%

BJ Services Co.                                       1,600,467        18,677,450
=================================================================================


OIL & GAS EXPLORATION & PRODUCTION-3.06%

Chesapeake Energy Corp.(b)                              368,012         5,950,754
---------------------------------------------------------------------------------
Newfield Exploration Co.(c)                             544,438        10,752,651
---------------------------------------------------------------------------------
Penn West Energy Trust (Canada)                       1,302,109        14,479,452
---------------------------------------------------------------------------------
Pioneer Natural Resources Co.                           253,300         4,098,394
---------------------------------------------------------------------------------
Whiting Petroleum Corp.(c)                              145,116         4,855,581
=================================================================================
                                                                       40,136,832
=================================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.51%

Williams Cos., Inc. (The)                               462,500         6,697,000
=================================================================================


PACKAGED FOODS & MEATS-3.25%

Cadbury PLC (United Kingdom)                          3,890,324        34,557,147
---------------------------------------------------------------------------------
Del Monte Foods Co.                                   1,129,968         8,067,972
=================================================================================
                                                                       42,625,119
=================================================================================


PERSONAL PRODUCTS-0.96%

Avon Products, Inc.                                     523,662        12,583,598
=================================================================================


PHARMACEUTICALS-1.53%

Allergan, Inc.                                          254,552        10,263,537
---------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR (Israel)        231,902         9,872,049
=================================================================================
                                                                       20,135,586
=================================================================================


PROPERTY & CASUALTY INSURANCE-4.27%

Axis Capital Holdings Ltd.                              871,896        25,389,611
---------------------------------------------------------------------------------
Progressive Corp. (The)(c)                            2,066,796        30,609,249
=================================================================================
                                                                       55,998,860
=================================================================================


REGIONAL BANKS-2.15%

BB&T Corp.(b)                                           491,129        13,486,402
---------------------------------------------------------------------------------
PNC Financial Services Group, Inc.(b)                   299,356        14,668,444
=================================================================================
                                                                       28,154,846
=================================================================================


SEMICONDUCTORS-3.15%

Linear Technology Corp.(b)                            1,050,245        23,231,420
---------------------------------------------------------------------------------
Microchip Technology Inc.(b)                            378,300         7,388,199
---------------------------------------------------------------------------------
Xilinx, Inc.                                            600,455        10,700,108
=================================================================================
                                                                       41,319,727
=================================================================================


SPECIALIZED CONSUMER SERVICES-0.07%

Hillenbrand, Inc.(b)                                     57,090           952,261
=================================================================================


SPECIALIZED FINANCE-1.91%

Moody's Corp.(b)                                      1,243,941        24,990,775
=================================================================================


SPECIALTY CHEMICALS-4.70%

International Flavors & Fragrances Inc.                 960,772        28,554,144
---------------------------------------------------------------------------------
Sigma-Aldrich Corp.(b)                                  783,127        33,079,284
=================================================================================
                                                                       61,633,428
=================================================================================


SYSTEMS SOFTWARE-3.99%

McAfee Inc.(c)                                          431,771        14,926,323
---------------------------------------------------------------------------------
Symantec Corp.(c)                                     2,769,984        37,450,184
=================================================================================
                                                                       52,376,507
=================================================================================


THRIFTS & MORTGAGE FINANCE-3.81%

People's United Financial Inc.                        2,800,929        49,940,564
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,362,926,793)                                        1,078,337,736
=================================================================================



PREFERRED STOCKS-2.72%

HOUSEHOLD PRODUCTS-2.72%

Henkel AG & Co. KGaA (Germany)-Pfd. (Cost
  $43,693,429)                                        1,108,673        35,718,086
=================================================================================



MONEY MARKET FUNDS-14.91%

Liquid Assets Portfolio-Institutional Class(d)       97,805,145        97,805,145
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             97,805,145        97,805,145
=================================================================================
     Total Money Market Funds (Cost $195,610,290)                     195,610,290
=================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.82% (Cost $1,602,230,512)                                1,309,666,112
=================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-7.01%

Liquid Assets Portfolio-Institutional Class (Cost
  $91,945,160)(d)(e)                                 91,945,160        91,945,160
=================================================================================
TOTAL INVESTMENTS-106.83% (Cost $1,694,175,672)                     1,401,611,272
=================================================================================
OTHER ASSETS LESS LIABILITIES-(6.83)%                                 (89,563,076)
=================================================================================
NET ASSETS-100.00%                                                 $1,312,048,196
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $1,406,620,222)*                       $1,114,055,822
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  287,555,450
=======================================================
     Total investments (Cost
       $1,694,175,672)                    1,401,611,272
=======================================================
Foreign currencies, at value (Cost
  $54)                                               52
-------------------------------------------------------
Receivables for:
  Fund shares sold                            9,681,374
-------------------------------------------------------
  Dividends                                   2,782,962
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              37,451
-------------------------------------------------------
Other assets                                     39,011
=======================================================
     Total assets                         1,414,152,122
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                         194,357
-------------------------------------------------------
  Fund shares reacquired                      7,554,928
-------------------------------------------------------
  Foreign currency contracts
     outstanding                                864,467
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                  91,945,160
-------------------------------------------------------
Accrued fees to affiliates                    1,130,146
-------------------------------------------------------
Accrued other operating expenses                170,535
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              244,333
=======================================================
     Total liabilities                      102,103,926
=======================================================
Net assets applicable to shares
  outstanding                            $1,312,048,196
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,617,702,512
-------------------------------------------------------
Undistributed net investment income           1,731,546
-------------------------------------------------------
Undistributed net realized gain (loss)      (13,956,993)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (293,428,869)
=======================================================
                                         $1,312,048,196
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  879,531,227
_______________________________________________________
=======================================================
Class B                                  $  197,598,531
_______________________________________________________
=======================================================
Class C                                  $  115,734,974
_______________________________________________________
=======================================================
Class R                                  $   49,456,274
_______________________________________________________
=======================================================
Class Y                                  $    2,348,663
_______________________________________________________
=======================================================
Institutional Class                      $   67,378,527
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      54,606,642
_______________________________________________________
=======================================================
Class B                                      14,949,208
_______________________________________________________
=======================================================
Class C                                       8,775,132
_______________________________________________________
=======================================================
Class R                                       3,099,066
_______________________________________________________
=======================================================
Class Y                                         145,842
_______________________________________________________
=======================================================
Institutional Class                           4,040,837
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        16.11
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $16.11
     divided by 94.50%)                  $        17.05
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        13.22
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        13.19
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        15.96
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        16.10
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $        16.67
_______________________________________________________
=======================================================




* At December 31, 2008, securities with an aggregate value of $92,185,520 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM MID CAP CORE EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $804,697)                           $  24,395,685
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $1,084,766)                                                                       9,835,502
================================================================================================
     Total investment income                                                          34,231,187
================================================================================================


EXPENSES:

Advisory fees                                                                         11,626,388
------------------------------------------------------------------------------------------------
Administrative services fees                                                             409,905
------------------------------------------------------------------------------------------------
Custodian fees                                                                            83,110
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,723,132
------------------------------------------------------------------------------------------------
  Class B                                                                              3,039,960
------------------------------------------------------------------------------------------------
  Class C                                                                              1,518,866
------------------------------------------------------------------------------------------------
  Class R                                                                                312,480
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                4,079,479
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      65,278
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 64,244
------------------------------------------------------------------------------------------------
Other                                                                                    811,913
================================================================================================
     Total expenses                                                                   24,734,755
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (483,311)
================================================================================================
     Net expenses                                                                     24,251,444
================================================================================================
Net investment income                                                                  9,979,743
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains from securities sold to affiliates
     of $568,689)                                                                     28,973,629
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      97,865
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                           8,985,845
================================================================================================
                                                                                      38,057,339
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (556,654,016)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (15,918)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (864,467)
================================================================================================
                                                                                    (557,534,401)
================================================================================================
Net realized and unrealized gain (loss)                                             (519,477,062)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(509,497,319)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $    9,979,743    $   17,031,757
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                            38,057,339       327,285,489
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (557,534,401)     (128,749,023)
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (509,497,319)      215,568,223
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (8,928,126)      (16,275,716)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                        (560,500)       (2,444,969)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                        (321,473)       (1,130,405)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (353,960)         (718,689)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         (23,660)               --
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (937,859)       (1,068,419)
===========================================================================================================
     Total distributions from net investment income                           (11,125,578)      (21,638,198)
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (41,466,896)     (213,526,286)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (11,714,333)      (77,277,032)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (6,717,400)      (35,725,927)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (2,386,017)      (11,722,473)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                        (103,425)               --
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (2,906,794)      (10,571,933)
===========================================================================================================
     Total distributions from net realized gains                              (65,294,865)     (348,823,651)
===========================================================================================================
Share transactions-net:
  Class A                                                                     (21,402,821)     (187,700,557)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (95,424,066)      (59,508,754)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (12,165,695)      (18,808,145)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                         223,939         4,315,028
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       2,872,013                --
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          27,463,965        (2,718,185)
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (98,432,665)     (264,420,613)
===========================================================================================================
     Net increase (decrease) in net assets                                   (684,350,427)     (419,314,239)
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,996,398,623     2,415,712,862
===========================================================================================================
  End of year (includes undistributed net investment income of
     $1,731,546 and $2,665,234, respectively)                              $1,312,048,196    $1,996,398,623
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM MID CAP CORE EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or

15        AIM MID CAP CORE EQUITY FUND
      losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.725%
-------------------------------------------------------------------
Next $500 million                                            0.70%
-------------------------------------------------------------------
Next $500 million                                            0.675%
-------------------------------------------------------------------
Over $1.5 billion                                            0.65%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $423,240.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $6,449.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $111,796 in front-end sales commissions from the sale

16        AIM MID CAP CORE EQUITY FUND
of Class A shares and $11,224, $139,497, $8,429 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.


  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN                 OTHER
INPUT LEVEL               SECURITIES               INVESTMENTS*
---------------------------------------------------------------
Level 1                 $1,319,887,182               $(864,467)
---------------------------------------------------------------
Level 2                     81,724,090                      --
---------------------------------------------------------------
Level 3                             --                      --
===============================================================
                        $1,401,611,272               $(864,467)
_______________________________________________________________
===============================================================




* Other investments include foreign currency contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $709,402 and securities sales of $2,247,153, which resulted in net realized gains of $568,689.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $53,622.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $7,712 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM MID CAP CORE EQUITY FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                          OPEN FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------------------
                                                CONTRACT TO                                            UNREALIZED
SETTLEMENT                       -----------------------------------------                            APPRECIATION
DATE                                  DELIVER                 RECEIVE                VALUE           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------

3/04/09                           GBP  10,820,000         USD   16,167,176        $15,762,881          $   404,294
-------------------------------------------------------------------------------------------------------------------
3/10/09                           EUR  12,300,000         USD   15,872,043         17,140,804           (1,268,761)
===================================================================================================================
  Total open foreign
     currency contracts                                                                                $  (864,467)
===================================================================================================================






Currency Abbreviations:
EUR  - Euro
GBP  - British Pound Sterling
USD  - U.S. Dollar


NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                             $24,021,879     $ 28,130,779
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       52,398,564      342,331,070
========================================================================================================
  Total distributions                                                       $76,420,443     $370,461,849
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $    2,038,916
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (299,055,757)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                                (2)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (261,380)
-------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                            (8,376,093)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,617,702,512
=================================================================================================
  Total net assets                                                                 $1,312,048,196
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the realization for tax purposes of gains/(losses) on certain foreign currency contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $835,074,536 and $825,746,367, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  45,375,964
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (344,431,721)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(299,055,757)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,700,667,029.




18        AIM MID CAP CORE EQUITY FUND

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, foreign currency transactions and distributions, on December 31, 2008, undistributed net investment income was increased by $212,147, undistributed net realized gain was decreased by $10,347,843 and shares of beneficial interest increased by $10,135,696. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                           -----------------------------
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   14,208,613     $ 283,577,132       6,241,450     $ 173,257,488
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    1,051,452        18,200,693         535,435        12,686,772
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    1,913,785        32,502,457         563,606        13,325,886
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                    1,026,966        20,914,067         788,477        21,570,907
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   143,594         2,848,921              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        1,837,004        40,091,580       1,288,870        37,175,632
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    3,131,743        48,509,915       9,450,420       221,707,505
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      932,941        11,860,287       3,899,443        75,883,852
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      531,303         6,742,423       1,806,333        35,078,987
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      178,240         2,735,974         534,950        12,431,951
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     8,017           124,099              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          235,204         3,770,322         479,817        11,640,352
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    1,806,010        38,743,173       1,122,892        31,000,501
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (2,290,580)      (38,743,173)     (1,316,265)      (31,000,501)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (18,754,306)     (392,233,041)    (22,287,869)     (613,666,051)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (4,898,948)      (86,741,873)     (4,955,405)     (117,078,877)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (3,000,199)      (51,410,575)     (2,857,879)      (67,213,018)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                   (1,137,264)      (23,426,102)     (1,086,424)      (29,687,830)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (5,769)         (101,007)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (780,522)      (16,397,937)     (1,815,982)      (51,534,169)
==========================================================================================================================
     Net increase (decrease) in share activity              (3,862,716)    $ (98,432,665)     (7,608,131)    $(264,420,613)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                       SHARES          AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     123,854      $ 2,531,583
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (123,854)      (2,531,583)
     ____________________________________________________________________________________________________
     ====================================================================================================





19        AIM MID CAP CORE EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $23.63     $ 0.17(c)     $(6.69)      $(6.52)     $(0.18)       $(0.82)        $(1.00)      $16.11
Year ended 12/31/07           26.08       0.32          2.23         2.55       (0.36)        (4.64)         (5.00)       23.63
Year ended 12/31/06           28.57       0.25          2.97         3.22       (0.22)        (5.49)         (5.71)       26.08
Year ended 12/31/05           28.64       0.06(c)       2.08         2.14          --         (2.21)         (2.21)       28.57
Year ended 12/31/04           26.92      (0.01)(c)      3.71         3.70          --         (1.98)         (1.98)       28.64
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08           19.59       0.01(c)      (5.52)       (5.51)      (0.04)        (0.82)         (0.86)       13.22
Year ended 12/31/07           22.39       0.08          1.91         1.99       (0.15)        (4.64)         (4.79)       19.59
Year ended 12/31/06           25.23      (0.02)         2.67         2.65          --         (5.49)         (5.49)       22.39
Year ended 12/31/05           25.73      (0.14)(c)      1.85         1.71          --         (2.21)         (2.21)       25.23
Year ended 12/31/04           24.54      (0.19)(c)      3.36         3.17          --         (1.98)         (1.98)       25.73
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08           19.55       0.01(c)      (5.51)       (5.50)      (0.04)        (0.82)         (0.86)       13.19
Year ended 12/31/07           22.35       0.08          1.91         1.99       (0.15)        (4.64)         (4.79)       19.55
Year ended 12/31/06           25.20      (0.02)         2.66         2.64          --         (5.49)         (5.49)       22.35
Year ended 12/31/05           25.70      (0.14)(c)      1.85         1.71          --         (2.21)         (2.21)       25.20
Year ended 12/31/04           24.51      (0.19)(c)      3.36         3.17          --         (1.98)         (1.98)       25.70
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08           23.40       0.11(c)      (6.61)       (6.50)      (0.12)        (0.82)         (0.94)       15.96
Year ended 12/31/07           25.88       0.22          2.23         2.45       (0.29)        (4.64)         (4.93)       23.40
Year ended 12/31/06           28.38       0.14          2.98         3.12       (0.13)        (5.49)         (5.62)       25.88
Year ended 12/31/05           28.54      (0.01)(c)      2.06         2.05          --         (2.21)         (2.21)       28.38
Year ended 12/31/04           26.89      (0.07)(c)      3.70         3.63          --         (1.98)         (1.98)       28.54
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)        20.44       0.04(c)      (3.37)       (3.33)      (0.19)        (0.82)         (1.01)       16.10
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08           24.44       0.26(c)      (6.95)       (6.69)      (0.26)        (0.82)         (1.08)       16.67
Year ended 12/31/07           26.82       0.43          2.30         2.73       (0.47)        (4.64)         (5.11)       24.44
Year ended 12/31/06           29.26       0.38          3.06         3.44       (0.40)        (5.48)         (5.88)       26.82
Year ended 12/31/05           29.15       0.20(c)       2.12         2.32          --         (2.21)         (2.21)       29.26
Year ended 12/31/04           27.23       0.14(c)       3.76         3.90          --         (1.98)         (1.98)       29.15
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (27.45)%   $  879,531          1.25%(d)          1.28%(d)        0.79%(d)       60%
Year ended 12/31/07            9.90      1,280,918          1.21              1.22            0.97           49
Year ended 12/31/06           11.11      1,556,658          1.28              1.28            0.65           51
Year ended 12/31/05            7.43      2,186,823          1.27              1.32            0.23           61
Year ended 12/31/04           13.82      2,552,041          1.30              1.40           (0.02)          56
-------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (27.97)       197,599          2.00(d)           2.03(d)         0.04(d)        60
Year ended 12/31/07            9.03        394,916          1.96              1.97            0.22           49
Year ended 12/31/06           10.32        492,311          2.03              2.03           (0.10)          51
Year ended 12/31/05            6.59        609,073          2.02              2.02           (0.52)          61
Year ended 12/31/04           13.00        702,361          2.04              2.05           (0.76)          56
-------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (27.98)       115,735          2.00(d)           2.03(d)         0.04(d)        60
Year ended 12/31/07            9.05        182,444          1.96              1.97            0.22           49
Year ended 12/31/06           10.29        219,435          2.03              2.03           (0.10)          51
Year ended 12/31/05            6.60        286,025          2.02              2.02           (0.52)          61
Year ended 12/31/04           13.01        324,873          2.04              2.05           (0.76)          56
-------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (27.63)        49,456          1.50(d)           1.53(d)         0.54(d)        60
Year ended 12/31/07            9.59         70,940          1.46              1.47            0.71           49
Year ended 12/31/06           10.83         72,308          1.53              1.53            0.40           51
Year ended 12/31/05            7.14         85,631          1.52              1.52           (0.02)          61
Year ended 12/31/04           13.57         61,303          1.54              1.55           (0.26)          56
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)       (16.12)         2,349          1.06(d)(f)        1.09(d)(f)      0.98(d)(f)     60
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08          (27.19)        67,379          0.85(d)           0.88(d)         1.19(d)        60
Year ended 12/31/07           10.33         67,180          0.82              0.83            1.35           49
Year ended 12/31/06           11.62         75,000          0.82              0.82            1.10           51
Year ended 12/31/05            7.92         88,077          0.82              0.82            0.68           61
Year ended 12/31/04           14.40         51,579          0.80              0.81            0.48           56
___________________________________________________________________________________________________________________
===================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $1,089,253, $303,996, $151,887, $62,496, $2,105 and $65,159 for Class A, Class B, Class
     C, Class R, Class Y and Institutional Class shares, respectively.
(e)  Commencement date of October 3, 2008
(f)  Annualized.


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.


20        AIM MID CAP CORE EQUITY FUND

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



21        AIM MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



22        AIM MID CAP CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $766.70        $5.73       $1,018.65       $ 6.55       1.29%
---------------------------------------------------------------------------------------------------
        B            1,000.00        763.50         9.04        1,014.88        10.33       2.04
---------------------------------------------------------------------------------------------------
        C            1,000.00        763.50         9.04        1,014.88        10.33       2.04
---------------------------------------------------------------------------------------------------
        R            1,000.00        765.60         6.83        1,017.39         7.81       1.54
---------------------------------------------------------------------------------------------------
        Y            1,000.00        838.80         2.40        1,019.81         5.38       1.06
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM MID CAP CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $768.00        $3.82       $1,020.81       $4.37        0.86%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM MID CAP CORE EQUITY FUND

Supplement to Annual Report dated 12/31/08

AIM MID CAP CORE EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (3/15/02)     2.79%
5 Years                 2.05
1 Year                -27.19

      Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.83%.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.85%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

NASDAQ SYMBOL   GTAVX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   MCCE-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:



     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $62,668,564
     Qualified Dividend Income*                               80.71%
     Corporate Dividends Received Deduction*                  66.85%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 26.66%, 26.00%, 25.96%, and 22.20%, respectively.


24        AIM MID CAP CORE EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM MID CAP CORE EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




26        AIM MID CAP CORE EQUITY FUND


[GO PAPERLESS
  GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Gogreen by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                       be sent via email as soon as they're available.

o  ECONOMICAL. Helph reduce your fund's printing and delivery      o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse. -

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington,
D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and clickon Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30,2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

   If used after April 20,2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market
funds and the subdistributer for the STIC Global Funds represented by Invesco AIM. All entities are             [INVESCO LOGO
indirect, wholly owned subsidiaries of Invesco Ltd.                                                                  LOGO]
                                                                                                                -SERVICE MARK-
   It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and
Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.),
Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug.
1,2009. Additional information will be posted at invescoaim.com on or about Aug. 1,2009.

                        invescoaim.com            MCCE-AR-1        Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]             AIM SMALL CAP GROWTH FUND
- SERVICE MARK -               Annual Report to Shareholders o December 31, 2008

                               [MOUNTAIN GRAPHIC]

 2    Letters to Shareholders
 4    Performance Summary
 4    Management Discussion
 6    Long-Term Fund Performance
 8    Supplemental Information
 9    Schedule of Investments
12    Financial Statements
15    Notes to Financial Statements
21    Financial Highlights
23    Auditor's Report
24    Fund Expenses
25    Tax Information
26    Trustees and Officers

                                 Dear Shareholder:

                                 In previous reports, I've talked with you about short-term market volatility. I'd like to take this
        [TAYLOR                  opportunity to update you on market developments during calendar year 2008 and provide you with
         PHOTO]                  some perspective and encouragement.

                                 MARKET OVERVIEW

                                 At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing
       Philip Taylor             market, rising inflation and slowing job growth, among others. In response, the U.S. Federal
                                 Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

                                    In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S.
Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

     As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

     o    INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

     o    DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

     o    STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

   I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management --
which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

   Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve;

(2)  Bureau of Labor Statistics;

(3)  FactSet Research;

(4)  Wall Street Journal


2    AIM SMALL CAP GROWTH FUND

                                 Dear Fellow Shareholders:

                                 Since my last letter, continuing troubles in the global economy and financial markets have
         [CROCKETT               negatively affected all investors. The new government promises to move quickly with a stimulus
           PHOTO]                package, yet considerable anxiety remains about how, when and what kind of a recovery will occur.
                                 While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of
       Bruce Crockett            investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything"
                                 because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollarcost- averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.


   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3    AIM SMALL CAP GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================   class. We seek to manage risk by keeping
PERFORMANCE SUMMARY                                                                       the Fund's sector weightings in line with
                                                                                          the benchmark by staying fully diversified
For the fiscal year ended December 31, 2008, AIM Small Cap Growth Fund had negative       in all those sectors.
returns and, at net asset value (NAV), performed in line with its style-specific index,
the Russell 2000 Growth Index(triangle), as outperformance in some sectors was offset        We consider selling a stock when it no
by underperformance in other sectors.                                                     longer meets our investment criteria,
                                                                                          based on:
   Class A shares at NAV narrowly underperformed the broad market, as measured by the
S&P 500 Index.(triangle)                                                                  o  Our original investment thesis is not
                                                                                             valid because the fundamentals are no
   Your Fund's long-term performance appears later in this report.                           longer intact.

FUND VS. INDEXES                                                                          o  The price target set at purchase is
                                                                                             exceeded.
Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        o  The company's timeliness profile
charges, which would have reduced performance.                                               deteriorates.

Class A Shares                                                                  -38.77%   MARKET CONDITIONS AND YOUR FUND
Class B Shares                                                                  -39.22
Class C Shares                                                                  -39.21    Many factors contributed to sharp
Class R Shares                                                                  -38.91    negative performance of most major
Class Y Shares*                                                                 -38.73    market indexes for the fiscal year ended
Investor Class Shares                                                           -38.75    December 31, 2008.1 The chief catalyst
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    was the ongoing subprime loan crisis and
Russell 2000 Growth Index(triangle) (Style-Specific Index)                      -38.54    its far-reaching effects on overall credit
Lipper Small-Cap Growth Funds Index(triangle) (Peer Group Index)                -42.62    availability. Additionally, record high
                                                                                          crude oil prices,2 falling home values and
(triangle)Lipper Inc.                                                                     the weak U.S. dollar placed significant
                                                                                          pressure on the purchasing power of
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     consumers. Later in the fiscal year,
   of Fund performance.                                                                   consumer confidence fell and market
                                                                                          volatility increased dramatically due to
=======================================================================================   growing fears of a global recession.
HOW WE INVEST                                1. Fundamental analysis. Building
                                                financial models and conducting              To facilitate the orderly functioning
We believe a growth investment strategy is      in-depth interviews with company          of the credit markets and possibly prevent
an essential component of a diversified         management.                               a more severe economic downturn, in early
portfolio.                                                                                October Congress enacted a $700 billion
                                             2. Valuation analysis. Identifying           rescue plan -- the Troubled Assets Relief
   Our investment process seeks to              attractively valued stocks given their    Program. In addition, the U.S. Federal
identify attractively valued small-cap          growth potential over a one- to           Reserve, in concert with other central
companies with high growth potential,           two-year horizon.                         banks, dramatically lowered short-term
demonstrated by consistent and                                                            interest rates.
accelerating revenue and earnings growth.    3. Timeliness analysis. Identifying the
                                                "timeliness" of a stock purchase. We         In this environment, the Fund had
   We begin with a quantitative model that      review trading volume characteristics     double-digit negative returns and at NAV
ranks companies based on a set of growth,       and trend analysis to make sure there     performed in line with the Russell 2000
quality and timeliness factors. This            are no signs of stock deterioration.      Growth Index1, as outperformance in the
proprietary model provides an objective         This also serves as a risk management     consumer discretionary, consumer staples
approach to identifying new investment          measure that helps us confirm our high    and information technology (IT) sectors
opportunities, as the highest ranked            conviction candidates.                    was generally offset by underperformance
stocks become the primary focus of our                                                    in the health care, industrials,
research efforts.                               Portfolio construction plays an           financials and energy sectors.
                                             important role in risk management. We
   Our stock selection process is based on   align the Fund with the Russell 2000
a rigorous three-step process that           Growth Index, the benchmark we believe
includes fundamental, valuation and          represents the small-cap-growth asset
timeliness analysis.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology                24.0%  1. Biotechnology                       6.8%   1. Tetra Tech, Inc.                  1.9%
Health Care                           22.6   2. Health Care Equipment               5.8    2. Myriad Genetics, Inc.             1.8
Industrials                           16.9   3. Application Software                5.1    3. Quality Systems, Inc.             1.7
Consumer Discretionary                12.9   4. Semiconductors                      4.1    4. Greenhill & Co., Inc.             1.6
Financials                             7.7   5. Oil & Gas Exploration & Production  4.0    5. Strayer Education, Inc.           1.5
Energy                                 6.5   ==========================================    6. DeVry, Inc.                       1.5
Consumer Staples                       2.7                                                 7. Ralcorp Holdings, Inc.            1.4
Materials                              2.2   ==========================================    8. TransDigm Group, Inc.             1.4
Utilities                              1.1   Total Net Assets            $983.5 million    9. Cogent Inc.                       1.4
Telecommunication Services             0.7                                                10. Marvel Equipment, Inc.            1.4
Money Market Funds                           Total Number of Holdings*              116   ==========================================
Plus Other Assets Less Liabilities     2.7   ==========================================
==========================================
                                             The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *  Excluding money market fund holdings.


4    AIM SMALL CAP GROWTH FUND

   The Fund outperformed the Russell 2000    GENERAL CABLE, a global supplier of                       JULIET ELLIS
Growth Index by the widest margin in the     aluminum, copper and fiber optic wire and                 Chartered Financial
consumer discretionary sector, driven by     cable.                                         [ELLIS     Analyst, senior portfolio
stock selection and an under-weight                                                         PHOTO]     manager, is lead manager of
position. The Fund's underweight position       The financials sector experienced                      AIM Small Cap Growth Fund.
was beneficial during the year as many       significant volatility during the fiscal                  Ms. Ellis joined Invesco Aim
consumer discretionary stocks had weak       year, as the credit crisis intensified and   in 2004. She previously served as senior
performance due to significant reductions    a liquidity crunch emerged.                  portfolio manager of two small-cap funds
in consumer spending. The Fund also          Underperformance in this sector was driven   for another company and was responsible
benefited from strong stock selection. Two   largely by stock selection and an            for the management of more than $2 billion
holdings that held up well in this           underweight position in the real estate      in assets. Ms. Ellis began her investment
difficult environment were teen retailer     industry, and stock selection in the bank    career in 1981 as a financial consultant.
HOT TOPIC and adult education provider       group. One of the leading detractors from    She is a cum laude and Phi Beta Kappa
DEVRY. These two holdings were among the     overall Fund performance was SVB FINANCIAL   graduate of Indiana University with a B.A.
Fund's leading contributors to performance   GROUP, the holding company for Silicon       in economics and political science.
during the fiscal year.                      Valley Bank.
                                                                                                       JUAN HARTSFIELD
   The Fund also outperformed the Russell       Lastly, the Fund underperformed the                    Chartered Financial
2000 Growth Index in the consumer staples    Russell 2000 Growth Index in the energy      [HARTSFIELD  Analyst, portfolio manager,
sector, due to both stock selection and an   sector. After reaching highs earlier in         PHOTO]    is manager of AIM Small Cap
overweight position. While the consumer      the fiscal year, the price of oil fell                    Growth Fund. Prior to joining
staples sector had negative returns, its     sharply due to weakening demand caused by                 Invesco Aim in 2004, he began
more defensive nature made it a refuge in    the global economic slowdown, negatively     his investment career in 2000 as an equity
the volatile market environment, and it      affecting many companies in the energy       analyst and most recently served as a
held up better than all other sectors in     sector. As a result, two of the leading      portfolio manager. Mr. Hartsfield earned a
the index. Within this sector, one of the    detractors from Fund performance were        B.S. in petroleum engineering from The
leading contributors to Fund performance     energy holdings -- CARRIZO OIL & GAS and     University of Texas at Austin and his
was LONG'S DRUG STORES. We sold our          ION GEOPHYSICAL.                             M.B.A. from the University of Michigan.
position in Long's Drug Stores after the
company agreed to be acquired at a              During the year, the most significant                  CLAY MANLEY
significant premium by a key competitor.     positioning changes included additions in                 Chartered Financial
                                             the health care and consumer                   [MANLEY    Analyst, portfolio manager,
   A third area of strength for the Fund     discretionary sectors. These purchases          PHOTO]    is manager of AIM Small Cap
was the IT sector. Outperformance versus     were funded by reducing exposure to the                   Growth Fund. Mr. Manley
the Russell 2000 Growth Index was driven     IT, energy and materials sectors. All                     joined Invesco in 2001. He
primarily by stock selection in the          changes to the Fund were based on our        graduated cum laude with a B.A. in history
technology hardware and equipment industry   bottom-up stock selection process of         and geology from Vanderbilt University and
group. Within this industry group,           identifying high-quality growth companies    earned an M.B.A. with concentrations in
fiber-optic IP network provider COGENT was   trading at what we believe are attractive    finance and accounting from Goizueta
among the leading contributors to overall    valuations.                                  Business School at Emory University.
Fund performance. In addition, information
management software maker QUALITY SYSTEMS       We thank you for your commitment to AIM   Assisted by the Small Cap Core/Growth Team
made a key contribution to Fund              Small Cap Growth Fund.
performance during the fiscal year.
                                             1  Lipper Inc.
   The Fund underperformed the Russell
2000 Growth Index by the widest margin in    2  Bloomberg L.P.
the health care sector, driven largely by
stock selection and an underweight           The views and opinions expressed in
position in the pharmaceutical,              management's discussion of Fund
biotechnology and life sciences              performance are those of Invesco Aim
industries. Examples of holdings that        Advisors, Inc. These views and opinions
detracted from performance included          are subject to change at any time based on
BIOMARIN PHARMACEUTICAL and VARIAN. The      factors such as market and economic
Fund also lost some ground to the index      conditions. These views and opinions may
because it did not own several of the more   not be relied upon as investment advice or
speculative companies in this industry       recommendations, or as an offer for a
that performed well late in the reporting    particular security. The information is
period.                                      not a complete analysis of every aspect of
                                             any market, country, industry, security or
   Underperformance in the industrials       the Fund. Statements of fact are from
sector was due to stock selection. Many      sources considered reliable, but Invesco
holdings in the industrials sector were      Aim Advisors, Inc. makes no representation
hurt by concerns that the slowdown in the    or warranty as to their completeness or
U.S. economy would lead to a global          accuracy. Although historical performance
recession. As an example, one of the         is no guarantee of future results, these
leading detractors from overall Fund         insights may help you understand our
performance was capital goods holding        investment management philosophy.

                                             See important Fund and index diseport.


5    AIM SMALL CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               Performance of an index of funds          shown in the chart. The vertical axis, the
comparable future results.                   reflects fund expenses and management        one that indicates the dollar value of an
                                             fees; performance of a market index does     investment, is constructed with each
   The data shown in the chart include       not. Performance shown in the chart and      segment representing a percent change in
reinvested distributions, applicable sales   table(s) does not reflect deduction of       the value of the investment. In this
charges and Fund expenses including          taxes a shareholder would pay on Fund        chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years

continued from page 8

OTHER INFORMATION

o  The Chartered Financial Analyst           accepted accounting principles require       o  Industry clasifications used in this
   --REGISTERED TRADEMARK--                  adjustments to be made to the net assets        report are generally according to the
   (CFA--REGISTERED TRADEMARK--)             of the Fund at period end for financial         Global Industry Classification
   designation is a globally recognized      reporting purposes, and as such, the net        Standard, which was developed by and is
   standard for measuring the competence     asset values for shareholder transactions       the exclusive property and a service
   and integrity of investment               and the returns based on those net asset        mark of MSCI Inc. and Standard &
   professionals.                            values may differ from the net asset            Poor's.
                                             values and returns reported in the
o  The returns shown in managements's        Financial Highlights.
   discussion of Fund performance are
   based on net asset values calculated
   for shareholder transactions. Generally


6    AIM SMALL CAP GROWTH FUND

==================================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION

Fund data from 10/18/95, index data from 10/31/95

            AIM Small Cap    AIM Small Cap                                             Lipper
            Growth Fund-     Growth Fund-                         Russell 2000    Small-Cap Growth
  Date     Class A Shares   Class B Shares   S&P 500 Index(1)   Growth Index(1)    Funds Index(1)
  ----     --------------   --------------   ----------------   ---------------   ----------------
10/18/95       $ 9450           $10000
   10/95         9483             10035           $10000             $10000            $10000
   11/95         9665             10219            10438              10441             10367
   12/95         9756             10307            10640              10673             10624
    1/96         9822             10367            11001              10584             10579
    2/96        10376             10953            11104              11067             11092
    3/96        10781             11373            11211              11286             11452
    4/96        11790             12439            11376              12152             12615
    5/96        12229             12886            11669              12775             13188
    6/96        11517             12133            11713              11945             12451
    7/96        10632             11198            11196              10487             11083
    8/96        10790             11356            11432              11263             11868
    9/96        11592             12196            12075              11843             12625
   10/96        11211             11785            12408              11333             12089
   11/96        11096             11654            13345              11648             12279
   12/96        11104             11661            13081              11875             12435
    1/97        11352             11914            13898              12171             12724
    2/97        10377             10891            14007              11436             11805
    3/97         9552             10009            13432              10629             10953
    4/97         9446              9896            14233              10506             10790
    5/97        10670             11172            15104              12086             12287
    6/97        11256             11782            15775              12495             12945
    7/97        12232             12797            17030              13136             13724
    8/97        12499             13069            16077              13530             13942
    9/97        13661             14272            16957              14609             15115
   10/97        13057             13634            16391              13732             14342
   11/97        12907             13465            17149              13404             14018
   12/97        12908             13466            17443              13412             13831
    1/98        13044             13590            17636              13233             13626
    2/98        14175             14768            18907              14401             14728
    3/98        15106             15726            19875              15006             15394
    4/98        15423             16043            20078              15098             15506
    5/98        14574             15152            19734              14001             14409
    6/98        15288             15890            20535              14144             14831
    7/98        14347             14894            20318              12963             13715
    8/98        11227             11656            17382               9970             10719
    9/98        12204             12642            18497              10981             11293
   10/98        12439             12891            19999              11554             11738
   11/98        13752             14232            21211              12450             12692
   12/98        15900             16458            22432              13577             13965
    1/99        16534             17101            23370              14188             14303
    2/99        15553             16082            22643              12890             12926
    3/99        16907             17476            23549              13349             13511
    4/99        18166             18762            24461              14528             14038
    5/99        18987             19593            23884              14551             14115
    6/99        21023             21700            25206              15317             15436
    7/99        21405             22075            24422              14844             15381
    8/99        21647             22314            24301              14288             15166
    9/99        21946             22610            23636              14564             15715
   10/99        22890             23569            25131              14937             16632
   11/99        25831             26576            25642              16516             18730
==================================================================================================

(1)  Lipper Inc.

==================================================================================================

                                [MOUNTAIN CHART]

   12/99        30307             31172            27150              19428             22507
    1/00        30707             31564            25786              19247             22272
    2/00        40322             41425            25299              23725             28798
    3/00        38999             40054            27772              21231             26537
    4/00        35263             36193            26937              19087             23257
    5/00        31755             32563            26385              17416             21355
    6/00        38668             39629            27034              19666             25116
    7/00        34646             35487            26612              17980             23482
    8/00        39697             40630            28264              19872             26008
    9/00        38491             39370            26772              18884             24720
   10/00        35373             36153            26659              17352             22865
   11/00        28210             28825            24559              14201             18971
   12/00        30086             30722            24679              15070             20649
    1/01        31316             31954            25554              16290             21279
    2/01        26544             27065            23226              14057             18554
    3/01        23860             24310            21755              12779             16752
    4/01        27160             27655            23444              14343             18561
    5/01        27494             27987            23602              14676             19064
    6/01        27788             28266            23027              15076             19545
    7/01        26427             26862            22801              13790             18455
    8/01        24669             25059            21375              12928             17363
    9/01        21006             21318            19649              10842             14653
   10/01        22701             23034            20024              11885             15726
   11/01        24438             24782            21559              12878             16945
   12/01        25943             26294            21748              13679             17972
    1/02        25165             25489            21431              13193             17428
    2/02        23416             23708            21018              12339             16373
    3/02        25184             25479            21808              13411             17712
    4/02        24637             24910            20486              13121             17245
    5/02        23566             23827            20336              12354             16553
    6/02        21756             21980            18888              11306             15323
    7/02        18775             18951            17416               9569             13150
    8/02        18796             18951            17530               9564             13131
    9/02        17715             17856            15627               8873             12334
   10/02        18523             18661            17001               9322             12861
   11/02        20029             20163            18000              10246             13938
   12/02        18675             18778            16943               9540             13007
    1/03        18150             18252            16500               9281             12663
    2/03        17675             17758            16253               9033             12269
    3/03        17917             17994            16410               9170             12522
    4/03        19221             19282            17761              10038             13557
    5/03        21039             21097            18696              11169             14939
    6/03        21656             21698            18935              11384             15445
    7/03        22656             22696            19269              12245             16348
    8/03        24070             24092            19644              12902             17215
    9/03        23293             23287            19436              12576             16793
   10/03        25163             25146            20535              13662             18316
   11/03        25961             25930            20715              14108             18804
   12/03        25981             25930            21801              14171             18831
    1/04        26831             26768            22201              14915             19712
    2/04        26721             26639            22509              14892             19637
    3/04        26590             26487            22170              14962             19502
    4/04        25396             25285            21822              14211             18549
    5/04        26064             25940            22121              14493             18936
    6/04        26903             26744            22551              14975             19476
    7/04        24428             24275            21805              13631             17757
    8/04        23651             23482            21892              13338             17182
    9/04        24522             24341            22129              14075             18164
   10/04        25230             25027            22467              14417             18673
   11/04        26959             26714            23376              15636             19980
   12/04        27757             27497            24171              16198             20862
    1/05        26980             26702            23582              15468             20073
    2/05        27738             27431            24078              15681             20469
    3/05        27030             26713            23652              15092             19782
    4/05        25827             25521            23204              14132             18676
    5/05        27860             27507            23942              15128             19914
    6/05        28275             27895            23976              15617             20610
==================================================================================================

==================================================================================================

                                [MOUNTAIN CHART]

    7/05        29813             29398            24867              16709              21868
    8/05        29500             29066            24640              16474              21490
    9/05        29542             29086            24840              16604              21607
   10/05        28520             28057            24425              15990              20875
   11/05        30236             29743            25348              16896              21994
   12/05        30070             29553            25357              16871              21976
    1/06        32256             31692            26029              18498              23767
    2/06        32247             31657            26099              18399              23674
    3/06        33669             33038            26424              19294              24660
    4/06        34073             33411            26779              19238              24743
    5/06        32062             31413            26009              17884              23204
    6/06        32008             31344            26043              17895              23011
    7/06        30523             29871            26204              16965              21756
    8/06        31243             30549            26826              17462              22194
    9/06        31387             30677            27517              17580              22484
   10/06        33157             32383            28413              18720              23499
   11/06        34546             33714            28953              19168              24292
   12/06        34377             33518            29359              19122              24317
    1/07        35106             34215            29803              19478              24930
    2/07        35425             34520            29222              19416              24882
    3/07        35907             34951            29548              19596              25143
    4/07        37002             36003            30856              20109              25869
    5/07        39130             38041            31932              21027              27056
    6/07        38719             37623            31402              20906              26986
    7/07        37650             36558            30429              19821              26001
    8/07        38049             36923            30885              20319              26348
    9/07        39438             38253            32038              20909              27374
   10/07        41106             39848            32548              21851              28561
   11/07        38447             37238            31187              20342              26680
   12/07        38289             37052            30971              20470              26670
    1/08        35398             34239            29113              18592              24033
    2/08        33788             32668            28169              17948              23069
    3/08        33325             32191            28047              17844              22748
    4/08        35464             34238            29412              18761              24050
    5/08        37259             35954            29793              19823              25044
    6/08        34129             32897            27284              18642              23315
    7/08        34115             32868            27054              19075              23090
    8/08        35384             34077            27446              19549              23529
    9/08        31977             30779            25003              17339              20846
   10/08        25217             24251            20804              13576              16411
   11/08        22602             21714            19311              11933              14587
   12/08        23409             23412            19515              12581              15304
==================================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 RETURNS ARE BLENDED RETURNS OF HISTORICAL
                                             INVESTOR CLASS SHARE PERFORMANCE AND
As of 12/31/08, including maximum            RESTATED CLASS A SHARE PERFORMANCE
applicable sales charges                     (FOR PERIODS PRIOR TO THE INCEPTION DATE
                                             OF INVESTOR CLASS SHARES) AT NET ASSET
CLASS A SHARES                               VALUE, WHICH RESTATED PERFORMANCE WILL
Inception (10/18/95)                  6.65%  REFLECT THE RULE 12B-1 FEES APPLICABLE
10 Years                              3.37   TO CLASS A SHARES FOR THE PERIOD USING
 5 Years                             -3.15   BLENDED RETURNS. CLASS A SHARES'
 1 Year                             -42.14   INCEPTION DATE IS OCTOBER 18, 1995.

CLASS B SHARES                                  THE PERFORMANCE DATA QUOTED REPRESENT
Inception (10/18/95)                  6.66%  PAST PERFORMANCE AND CANNOT GUARANTEE
10 Years                              3.34   COMPARABLE FUTURE RESULTS; CURRENT
 5 Years                             -3.05   PERFORMANCE MAY BE LOWER OR HIGHER.
 1 Year                             -42.08   PLEASE VISIT invescoaim.com FOR THE MOST
                                             RECENT MONTH-END PERFORMANCE.
CLASS C SHARES                               PERFORMANCE FIGURES REFLECT REINVESTED
Inception (5/3/99)                    1.87%  DISTRIBUTIONS, CHANGES IN NET ASSET
 5 Years                             -2.78   VALUE AND THE EFFECT OF THE MAXIMUM
 1 Year                             -39.78   SALES CHARGE UNLESS OTHERWISE STATED.

CLASS R SHARES                                  THE TOTAL ANNUAL FUND OPERATING
 10 Years                             3.73%  EXPENSE RATIO SET FORTH IN THE MOST
  5 Years                            -2.30   RECENT FUND PROSPECTUS AS OF THE DATE OF
  1 Year                            -38.91   THIS REPORT FOR CLASS A, CLASS B, CLASS
                                             C, CLASS R, CLASS Y AND INVESTOR CLASS
CLASS Y SHARES                               SHARES WAS 1.23%, 1.98%, 1.98%, 1.48%,
10 Years                              3.96%  0.98% AND 1.23%, RESPECTIVELY. THE
 5 Years                             -2.03   EXPENSE RATIOS PRESENTED ABOVE MAY VARY
 1 Year                             -38.73   FROM THE EXPENSE RATIOS PRESENTED IN
                                             OTHER SECTIONS OF THIS REPORT THAT ARE
INVESTOR CLASS SHARES                        BASED ON EXPENSES INCURRED DURING THE
10 Years                              3.95%  PERIOD COVERED BY THIS REPORT.
 5 Years                             -2.05
 1 Year                             -38.75      CLASS A SHARE PERFORMANCE REFLECTS
==========================================   THE MAXIMUM 5.50% SALES CHARGE, AND
                                             CLASS B AND CLASS C SHARE PERFORMANCE
CLASS R SHARES' INCEPTION DATE IS            REFLECTS THE APPLICABLE CONTINGENT
JUNE 3, 2002. RETURNS SINCE THAT DATE        DEFERRED SALES CHARGE (CDSC) FOR THE
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    PERIOD INVOLVED. THE CDSC ON CLASS B
ARE BLENDED RETURNS OF HISTORICAL CLASS R    SHARES DECLINES FROM 5% BEGINNING AT THE
SHARE PERFORMANCE AND RESTATED CLASS         TIME OF PURCHASE TO 0% AT THE BEGINNING
A SHARE PERFORMANCE (FOR PERIODS PRIOR       OF THE SEVENTH YEAR. THE CDSC ON CLASS C
TO THE INCEPTION DATE OF CLASS R SHARES)     SHARES IS 1% FOR THE FIRST YEAR AFTER
AT NET ASSET VALUE, ADJUSTED TO REFLECT      PURCHASE. CLASS R SHARES DO NOT HAVE A
THE HIGHER RULE 12B-1 FEES APPLICABLE TO     FRONT-END SALES CHARGE; RETURNS SHOWN
CLASS R SHARES. CLASS A SHARES' INCEPTION    ARE AT NET ASSET VALUE AND DO NOT
DATE IS OCTOBER 18, 1995.                    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
   CLASS Y SHARES' INCEPTION DATE IS         ASSETS WITHIN THE FIRST YEAR. CLASS Y
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     SHARES AND INVESTOR CLASS SHARES DO NOT
ARE ACTUAL RETURNS. ALL OTHER RETURNS        HAVE A FRONT-END SALES CHARGE OR A CDSC;
ARE BLENDED RETURNS OF ACTUAL CLASS Y        THEREFORE, PERFORMANCE IS AT NET ASSET
SHARE PERFORMANCE AND RESTATED CLASS A       VALUE.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF CLASS Y SHARES) AT        THE PERFORMANCE OF THE FUND'S SHARE
NET ASSET VALUE. THE RESTATED CLASS A        CLASSES WILL DIFFER PRIMARILY DUE TO
SHARE PERFORMANCE REFLECTS THE RULE          DIFFERENT SALES CHARGE STRUCTURES AND
12B-1 FEES APPLICABLE TO CLASS A SHARES      CLASS EXPENSES.
AS WELL AS ANY FEE WAIVERS OR EXPENSE
REIMBURSEMENTS RECEIVED BY CLASS A
SHARES. CLASS A SHARES' INCEPTION DATE
IS OCTOBER 18, 1995.

   INVESTOR CLASS SHARES' INCEPTION DATE
IS APRIL 7, 2006. RETURNS SINCE THAT
DATE ARE HISTORICAL RETURNS. ALL OTHER


7    AIM SMALL CAP GROWTH FUND

AIM SMALL CAP GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Small- and mid-cap companies tend to      o  Although the Fund's return during
                                                be more vulnerable to adverse                certain periods was positively
o  Effective September 30, 2003, only           developments and more volatile than          impacted by its investments in
   previously established qualified             larger companies. Investments in             initial public offerings (IPOs),
   plans are eligible to purchase Class         these sized companies may involve            there can be no assurance that the
   B shares of any AIM fund.                    special risks, including those               Fund will have favorable IPO
                                                associated with dependence on a small        investment opportunities in the
o  Class R shares are available only to         management group, little or no               future.
   certain retirement plans. Please see         operating history, little or no track
   the prospectus for more information.         record of success, limited product        ABOUT INDEXES USED IN THIS REPORT
                                                lines, less publicly available
o  Class Y shares are available to only         information, illiquidity, restricted      o  The S&P 500--REGISTERED TRADEMARK--
   certain investors. Please see the            resale or less frequent trading.             Index is a market
   prospectus for more information.                                                          capitalization-weighted index
                                             o  The Fund may invest in obligations           covering all major areas of the U.S.
o  All Investor Class shares are closed         issued by agencies and                       economy. It is not the 500 largest
   to new investors. Contact your               instrumentalities of the U.S.                companies, but rather the most widely
   financial advisor about purchasing           government that may vary in the level        held 500 companies chosen with
   our other share classes.                     of support they receive from the U.S.        respect to market size, liquidity,
                                                government. The U.S. government may          and their industry.
PRINCIPAL RISKS OF INVESTING                    choose not to provide financial
IN THE FUND                                     support to U.S.-government- sponsored     o  The Russell 2000--REGISTERED
                                                agencies or instrumentalities if it          TRADEMARK-- Growth Index measures the
o  Credit risk is the risk of loss on an        is not legally obligated to do so. In        performance of those Russell 2000
   investment due to the deterioration          this case, if the issuer defaulted,          companies with higher price-to-book
   of an issuer's financial health. Such        the underlying fund holding                  ratios and higher forecasted growth
   a deterioration of financial health          securities of such an issuer might           values. The Russell 2000 Growth Index
   may result in a reduction of the             not be able to recover its investment        is a trademark/ service mark of the
   credit rating of the issuer's                from the U.S. government.                    Frank Russell Company.
   securities and may lead to the                                                            Russell--REGISTERED TRADEMARK-- is a
   issuer's inability to honor its           o  The values of convertible securities         trademark of the Frank Russell
   contractual obligations, including           in which the Fund invests may be             Company.
   making timely payment of interest and        affected by market interest rates,
   principal.                                   the risk that the issuer may default      o  The Lipper Small-Cap Growth Funds
                                                on interest or principal payments,           Index is an equally weighted
o  The Fund invests in "growth" stocks,         and the value of the underlying              representation of the largest funds
   which may be more volatile than other        common stock into which these                in the Lipper Small-Cap Growth Funds
   investment styles because growth             securities may be converted.                 category. These funds typically have
   stocks are more sensitive to investor                                                     an aboveaverage price-to-earnings
   perceptions of an issuing company's       o  Prices of equity securities change in        ratio, price-to-book ratio, and
   growth potential.                            response to many factors, including          three-year sales-per-share growth
                                                the historical and prospective               value, compared to the S&P SmallCap
o  Interest rate risk refers to the risk        earnings of the issuer, the value of         600 Index.
   that bond prices generally fall as           its assets, general economic
   interest rates rise and vice versa.          conditions, interest rates, investor      o  The Fund is not managed to track the
                                                perceptions and market liquidity.            performance of any particular index,
o  The Fund may use enhanced investment                                                      including the indexes defined here,
   techniques such as leveraging and         o  Foreign securities have additional           and consequently, the performance of
   derivatives. Leveraging entails risks        risks, including exchange rate               the Fund may deviate significantly
   such as magnifying changes in the            changes, political and economic              from the performance of the indexes.
   value of the portfolio's securities.         upheaval, relative lack of
   Derivatives are subject to                   information, relatively low market        o  A direct investment cannot be made in
   counterparty risk -- the risk that           liquidity, and the potential lack of         an index. Unless otherwise indicated,
   the other party will not complete the        strict financial and accounting              index results include reinvested
   transaction with the Fund.                   controls and standards.                      dividends, and they do not reflect
                                                                                             sales charges or fund expenses.
o  There is no guarantee that the            o  The prices of securities held by the
   investment techniques and risk               Fund may decline in response to           continued on page 6
   analysis used by the Fund's portfolio        market risks.
   managers will produce the desired
   results.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       GTSAX
=======================================================================================   Class B Shares                       GTSBX
                                                                                          Class C Shares                       GTSDX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                       GTSRX
                                                                                          Class Y Shares                       GTSYX
                                                                                          Investor Class Shares                GTSIX
                                                                                          ==========================================


8    AIM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                        SHARES           VALUE
----------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-97.33%

ADVERTISING-0.43%

National CineMedia, Inc.                                 420,784    $    4,266,750
==================================================================================


AEROSPACE & DEFENSE-1.82%

Hexcel Corp.(b)                                          572,375         4,229,851
----------------------------------------------------------------------------------
TransDigm Group, Inc.(b)(c)                              408,411        13,710,358
==================================================================================
                                                                        17,940,209
==================================================================================


AIR FREIGHT & LOGISTICS-2.13%

Forward Air Corp.                                        390,388         9,474,717
----------------------------------------------------------------------------------
Hub Group, Inc.-Class A(b)                               430,960        11,433,369
==================================================================================
                                                                        20,908,086
==================================================================================


APPAREL RETAIL-2.01%

AnnTaylor Stores Corp.(b)                                480,796         2,774,193
----------------------------------------------------------------------------------
Hot Topic, Inc.(b)                                     1,338,401        12,406,977
----------------------------------------------------------------------------------
Zumiez Inc.(b)(c)                                        610,147         4,545,595
==================================================================================
                                                                        19,726,765
==================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.77%

Warnaco Group, Inc. (The)(b)                             385,534         7,568,033
==================================================================================


APPLICATION SOFTWARE-5.10%

ANSYS, Inc.(b)                                           346,642         9,667,845
----------------------------------------------------------------------------------
Aspen Technology, Inc.(b)                                865,082         6,418,909
----------------------------------------------------------------------------------
Blackboard Inc.(b)                                       378,979         9,940,619
----------------------------------------------------------------------------------
Informatica Corp.(b)                                     737,172        10,121,372
----------------------------------------------------------------------------------
Lawson Software, Inc.(b)                               1,280,955         6,071,727
----------------------------------------------------------------------------------
Manhattan Associates, Inc.(b)                            504,546         7,976,872
==================================================================================
                                                                        50,197,344
==================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.86%

Affiliated Managers Group, Inc.(b)                       168,841         7,077,815
----------------------------------------------------------------------------------
Riskmetrics Group Inc.(b)(c)                              89,971         1,339,668
==================================================================================
                                                                         8,417,483
==================================================================================


BIOTECHNOLOGY-6.77%

Acorda Therapeutics Inc.(b)                              354,266         7,265,996
----------------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(b)(c)                       536,477         9,549,290
----------------------------------------------------------------------------------
Cepheid, Inc.(b)                                         490,952         5,096,082
----------------------------------------------------------------------------------
Human Genome Sciences, Inc.(b)                           659,472         1,398,081
----------------------------------------------------------------------------------
Martek Biosciences Corp.(b)(c)                           336,330        10,194,162
----------------------------------------------------------------------------------
Myriad Genetics, Inc.(b)                                 264,517        17,526,896
----------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)                             183,814         7,177,937
----------------------------------------------------------------------------------
United Therapeutics Corp.(b)                             134,511         8,413,663
==================================================================================
                                                                        66,622,107
==================================================================================


COMMODITY CHEMICALS-0.79%

Calgon Carbon Corp.(b)(c)                                507,075         7,788,672
==================================================================================


COMMUNICATIONS EQUIPMENT-3.28%

Harmonic Inc.(b)                                       1,361,686         7,639,059
----------------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Israel)(b)                        406,061         9,124,191
----------------------------------------------------------------------------------
Polycom, Inc.(b)                                         554,738         7,494,510
----------------------------------------------------------------------------------
Starent Networks Corp.(b)                                668,994         7,981,098
==================================================================================
                                                                        32,238,858
==================================================================================


CONSTRUCTION & ENGINEERING-1.60%

Pike Electric Corp.(b)                                   844,630        10,388,949
----------------------------------------------------------------------------------
Quanta Services, Inc.(b)                                 272,098         5,387,540
==================================================================================
                                                                        15,776,489
==================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-2.19%

Bucyrus International, Inc.                              241,576         4,473,988
----------------------------------------------------------------------------------
Lindsay Corp.(c)                                         167,600         5,328,004
----------------------------------------------------------------------------------
Wabtec Corp.                                             295,538        11,747,635
==================================================================================
                                                                        21,549,627
==================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.51%

Global Payments Inc.                                     233,701         7,663,056
----------------------------------------------------------------------------------
NeuStar, Inc.-Class A(b)                                 467,030         8,934,284
----------------------------------------------------------------------------------
Syntel, Inc.(c)                                          348,846         8,065,319
==================================================================================
                                                                        24,662,659
==================================================================================


EDUCATION SERVICES-3.01%

DeVry, Inc.                                              250,410        14,376,038
----------------------------------------------------------------------------------
Strayer Education, Inc.                                   71,258        15,278,428
==================================================================================
                                                                        29,654,466
==================================================================================


ELECTRIC UTILITIES-1.09%

ITC Holdings Corp.                                       245,321        10,715,621
==================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-1.63%

General Cable Corp.(b)(c)                                328,492         5,811,023
----------------------------------------------------------------------------------
Regal-Beloit Corp.                                       270,207        10,265,164
==================================================================================
                                                                        16,076,187
==================================================================================


ELECTRONIC EQUIPMENT & INSTRUMENTS-2.01%

Cogent Inc.(b)                                         1,002,164        13,599,365
----------------------------------------------------------------------------------
Coherent, Inc.(b)                                        286,445         6,147,110
==================================================================================
                                                                        19,746,475
==================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-2.88%

EnergySolutions Inc.                                     590,184         3,334,540
----------------------------------------------------------------------------------
Fuel Tech, Inc.(b)(c)                                    587,044         6,216,796
==================================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM SMALL CAP GROWTH FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
ENVIRONMENTAL & FACILITIES SERVICES-(CONTINUED)

Tetra Tech, Inc.(b)                                      776,624    $   18,755,469
==================================================================================
                                                                        28,306,805
==================================================================================


GENERAL MERCHANDISE STORES-0.57%

Big Lots, Inc.(b)                                        386,341         5,598,081
==================================================================================


HEALTH CARE DISTRIBUTORS-0.76%

PSS World Medical, Inc.(b)                               395,179         7,437,269
==================================================================================


HEALTH CARE EQUIPMENT-5.80%

Gen-Probe Inc.(b)                                        184,122         7,887,787
----------------------------------------------------------------------------------
Insulet Corp.(b)(c)                                      480,313         3,708,016
----------------------------------------------------------------------------------
Mentor Corp.(c)                                          276,836         8,562,538
----------------------------------------------------------------------------------
Meridian Bioscience, Inc.                                414,522        10,557,875
----------------------------------------------------------------------------------
NuVasive, Inc.(b)(c)                                     335,091        11,610,903
----------------------------------------------------------------------------------
Wright Medical Group, Inc.(b)                            402,766         8,228,509
----------------------------------------------------------------------------------
Zoll Medical Corp.(b)                                    343,203         6,483,105
==================================================================================
                                                                        57,038,733
==================================================================================


HEALTH CARE FACILITIES-1.82%

LifePoint Hospitals, Inc.(b)(c)                          414,402         9,464,942
----------------------------------------------------------------------------------
VCA Antech, Inc.(b)                                      425,006         8,449,119
==================================================================================
                                                                        17,914,061
==================================================================================


HEALTH CARE SERVICES-2.37%

Chemed Corp.                                             276,468        10,995,132
----------------------------------------------------------------------------------
inVentiv Health Inc.(b)                                  427,568         4,934,135
----------------------------------------------------------------------------------
MEDNAX, Inc.(b)                                          232,080         7,356,936
==================================================================================
                                                                        23,286,203
==================================================================================


HEALTH CARE TECHNOLOGY-1.08%

Eclipsys Corp.(b)                                        747,465        10,606,528
==================================================================================


HOTELS, RESORTS & CRUISE LINES-0.92%

Choice Hotels International, Inc.(c)                     300,335         9,028,070
==================================================================================


HOUSEHOLD PRODUCTS-1.25%

Church & Dwight Co., Inc.                                218,675        12,272,041
==================================================================================


INDUSTRIAL MACHINERY-1.29%

Barnes Group Inc.                                        454,997         6,597,457
----------------------------------------------------------------------------------
Dynamic Materials Corp.(c)                               317,246         6,126,020
==================================================================================
                                                                        12,723,477
==================================================================================


INTERNET SOFTWARE & SERVICES-2.13%

Bankrate, Inc.(b)(c)                                     278,707        10,590,866
----------------------------------------------------------------------------------
Omniture, Inc.(b)(c)                                     250,505         2,665,373
----------------------------------------------------------------------------------
Websense, Inc.(b)                                        513,676         7,689,730
==================================================================================
                                                                        20,945,969
==================================================================================


INVESTMENT BANKING & BROKERAGE-3.31%

Greenhill & Co., Inc.(c)                                 225,184        15,711,088
----------------------------------------------------------------------------------
optionsXpress Holdings Inc.                              435,290         5,815,474
----------------------------------------------------------------------------------
Stifel Financial Corp.(b)                                241,420        11,069,107
==================================================================================
                                                                        32,595,669
==================================================================================

IT CONSULTING & OTHER SERVICES-0.81%

SRA International, Inc.-Class A(b)                       461,231         7,956,235
==================================================================================


LIFE SCIENCES TOOLS & SERVICES-2.59%

AMAG Pharmaceuticals, Inc.(b)(c)                         218,159         7,821,000
----------------------------------------------------------------------------------
PAREXEL International Corp.(b)                           472,657         4,589,500
----------------------------------------------------------------------------------
Techne Corp.                                              19,706         1,271,431
----------------------------------------------------------------------------------
Varian Inc.(b)                                           352,177        11,801,451
==================================================================================
                                                                        25,483,382
==================================================================================


METAL & GLASS CONTAINERS-0.90%

Greif Inc.-Class A                                       265,880         8,888,368
==================================================================================


MOVIES & ENTERTAINMENT-1.70%

Live Nation Inc.(b)                                      554,893         3,185,086
----------------------------------------------------------------------------------
Marvel Entertainment, Inc.(b)                            440,207        13,536,365
==================================================================================
                                                                        16,721,451
==================================================================================


OFFICE REIT'S-0.70%

BioMed Realty Trust, Inc.                                591,748         6,935,287
==================================================================================


OFFICE SERVICES & SUPPLIES-0.40%

Interface, Inc.-Class A                                  841,357         3,903,897
==================================================================================


OIL & GAS DRILLING-0.92%

Unit Corp.(b)                                            340,511         9,098,454
==================================================================================


OIL & GAS EQUIPMENT & SERVICES-1.57%

Dril-Quip, Inc.(b)                                       328,744         6,742,540
----------------------------------------------------------------------------------
FMC Technologies, Inc.(b)                                243,780         5,809,277
----------------------------------------------------------------------------------
ION Geophysical Corp.(b)                                 829,942         2,846,701
==================================================================================
                                                                        15,398,518
==================================================================================


OIL & GAS EXPLORATION & PRODUCTION-4.04%

Arena Resources, Inc.(b)(c)                              425,552        11,953,756
----------------------------------------------------------------------------------
Bill Barrett Corp.(b)                                    427,753         9,038,421
----------------------------------------------------------------------------------
Carrizo Oil & Gas, Inc.(b)(c)                            360,854         5,809,749
----------------------------------------------------------------------------------
Goodrich Petroleum Corp.(b)(c)                           267,599         8,014,590
----------------------------------------------------------------------------------
Whiting Petroleum Corp.(b)                               147,057         4,920,527
==================================================================================
                                                                        39,737,043
==================================================================================


PACKAGED FOODS & MEATS-1.46%

Ralcorp Holdings, Inc.(b)                                245,611        14,343,682
==================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM SMALL CAP GROWTH FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
PHARMACEUTICALS-1.42%

Medicines Co. (The)(b)                                   509,406    $    7,503,550
----------------------------------------------------------------------------------
Perrigo Co.                                              199,822         6,456,249
==================================================================================
                                                                        13,959,799
==================================================================================


PROPERTY & CASUALTY INSURANCE-1.16%

ProAssurance Corp.(b)                                    215,803        11,390,082
==================================================================================


REGIONAL BANKS-1.65%

City National Corp.                                      171,057         8,330,476
----------------------------------------------------------------------------------
SVB Financial Group(b)                                   302,192         7,926,496
==================================================================================
                                                                        16,256,972
==================================================================================


RESEARCH & CONSULTING SERVICES-1.21%

CoStar Group Inc.(b)(c)                                  360,070        11,860,706
==================================================================================


RESTAURANTS-2.87%

Buffalo Wild Wings Inc.(b)(c)                            350,118         8,980,527
----------------------------------------------------------------------------------
Jack in the Box Inc.(b)                                  540,587        11,941,567
----------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(b)(c)                    349,240         7,313,085
==================================================================================
                                                                        28,235,179
==================================================================================


SEMICONDUCTOR EQUIPMENT-1.65%

Advanced Energy Industries, Inc.(b)                      772,181         7,683,201
----------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(b)       470,007         8,516,527
==================================================================================
                                                                        16,199,728
==================================================================================


SEMICONDUCTORS-4.08%

Hittite Microwave Corp.(b)                               297,763         8,772,098
----------------------------------------------------------------------------------
Microsemi Corp.(b)                                       459,330         5,805,931
----------------------------------------------------------------------------------
Monolithic Power Systems Inc.(b)                         562,173         7,089,002
----------------------------------------------------------------------------------
Power Integrations, Inc.(c)                              418,641         8,322,583
----------------------------------------------------------------------------------
Silicon Laboratories Inc.(b)                             408,376        10,119,557
==================================================================================
                                                                        40,109,171
==================================================================================


SPECIALTY STORES-0.64%

Tractor Supply Co.(b)                                    175,523         6,343,401
==================================================================================


STEEL-0.51%

Carpenter Technology Corp.                               243,543         5,002,373
==================================================================================


SYSTEMS SOFTWARE-1.72%

Quality Systems, Inc.(c)                                 386,947        16,878,628
==================================================================================


TECHNOLOGY DISTRIBUTORS-0.71%

Tech Data Corp.(b)                                       389,084         6,941,259
==================================================================================


TRADING COMPANIES & DISTRIBUTORS-0.44%

WESCO International, Inc.(b)                             225,957         4,345,153
==================================================================================


TRUCKING-1.29%

Knight Transportation, Inc.(c)                           785,026        12,654,619
==================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.71%

SBA Communications Corp.-Class A(b)(c)                   431,267         7,038,278
==================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,151,698,436)                                           957,290,402
==================================================================================


MONEY MARKET FUNDS-2.68%

Liquid Assets Portfolio-Institutional Class(d)        13,157,702        13,157,702
----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              13,157,702        13,157,702
==================================================================================
     Total Money Market Funds (Cost $26,315,404)                        26,315,404
==================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-100.01% (Cost $1,178,013,840)                                  983,605,806
==================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-13.94%

Liquid Assets Portfolio-Institutional Class (Cost
  $137,072,961)(d)(e)                                137,072,961       137,072,961
==================================================================================
TOTAL INVESTMENTS-113.95% (Cost $1,315,086,801)                      1,120,678,767
==================================================================================
OTHER ASSETS LESS LIABILITIES-(13.95)%                                (137,180,604)
==================================================================================
NET ASSETS-100.00%                                                  $  983,498,163
__________________________________________________________________________________
==================================================================================



Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c)   All or a portion of this security was out on loan at December 31, 2008.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $1,151,698,436)*                       $  957,290,402
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  163,388,365
=======================================================
     Total investments (Cost
       $1,315,086,801)                    1,120,678,767
=======================================================
Receivables for:
  Investments sold                            7,837,179
-------------------------------------------------------
  Fund shares sold                              832,204
-------------------------------------------------------
  Dividends                                     610,047
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              83,801
-------------------------------------------------------
Other assets                                     33,743
=======================================================
     Total assets                         1,130,075,741
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       4,176,560
-------------------------------------------------------
  Fund shares reacquired                      4,205,317
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                 137,072,961
-------------------------------------------------------
  Accrued fees to affiliates                    762,075
-------------------------------------------------------
  Accrued other operating expenses              128,365
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              232,300
=======================================================
     Total liabilities                      146,577,578
=======================================================
Net assets applicable to shares
  outstanding                            $  983,498,163
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,315,368,154
-------------------------------------------------------
Undistributed net investment income
  (loss)                                       (224,116)
-------------------------------------------------------
Undistributed net realized gain (loss)     (137,237,841)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (194,408,034)
=======================================================
                                         $  983,498,163
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  630,728,671
_______________________________________________________
=======================================================
Class B                                  $   25,347,154
_______________________________________________________
=======================================================
Class C                                  $   14,888,726
_______________________________________________________
=======================================================
Class R                                  $   27,217,584
_______________________________________________________
=======================================================
Class Y                                  $    2,136,395
_______________________________________________________
=======================================================
Investor Class                           $  149,594,195
_______________________________________________________
=======================================================
Institutional Class                      $  133,585,438
_______________________________________________________



SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      37,469,068
_______________________________________________________
=======================================================
Class B                                       1,724,709
_______________________________________________________
=======================================================
Class C                                       1,013,704
_______________________________________________________
=======================================================
Class R                                       1,652,581
_______________________________________________________
=======================================================
Class Y                                         126,875
_______________________________________________________
=======================================================
Investor Class                                8,648,957
_______________________________________________________
=======================================================
Institutional Class                           7,623,071
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        16.83
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $16.83
     divided by 94.50%)                  $        17.81
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        14.70
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        14.69
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        16.47
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        16.84
_______________________________________________________
=======================================================
Investor Class:
  Net asset value and offering price
     per share                           $        17.30
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $        17.52
_______________________________________________________
=======================================================



* At December 31, 2008, securities with an aggregate value of $137,377,393 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends                                                                          $   5,299,181
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $3,426,451)                                                                       4,508,682
================================================================================================
     Total investment income                                                           9,807,863
================================================================================================


EXPENSES:

Advisory fees                                                                          9,516,650
------------------------------------------------------------------------------------------------
Administrative services fees                                                             363,871
------------------------------------------------------------------------------------------------
Custodian fees                                                                            35,381
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,149,943
------------------------------------------------------------------------------------------------
  Class B                                                                                416,916
------------------------------------------------------------------------------------------------
  Class C                                                                                221,540
------------------------------------------------------------------------------------------------
  Class R                                                                                167,374
------------------------------------------------------------------------------------------------
  Investor Class                                                                         548,091
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      3,052,059
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                     160,308
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 56,193
------------------------------------------------------------------------------------------------
Other                                                                                    504,094
================================================================================================
     Total expenses                                                                   17,192,420
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (90,397)
================================================================================================
     Net expenses                                                                     17,102,023
================================================================================================
Net investment income (loss)                                                          (7,294,160)
================================================================================================
Net realized gain (loss) from investment securities (includes net gains (losses)
  from securities sold to affiliates of $(1,333,232))                                (66,579,899)
================================================================================================
Change in net unrealized appreciation (depreciation)                                (567,437,033)
================================================================================================
Net realized and unrealized gain (loss)                                             (634,016,932)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(641,311,092)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                             $   (7,294,160)   $  (13,803,257)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (66,579,899)      216,189,108
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (567,437,033)      (11,203,457)
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (641,311,092)      191,182,394
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (31,255,519)     (116,301,535)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,454,953)       (7,490,512)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                        (836,950)       (3,483,918)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (1,341,078)       (4,004,380)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         (97,468)               --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (7,234,846)      (29,163,541)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (6,306,767)      (25,832,340)
===========================================================================================================
     Total distributions from net realized gains                              (48,527,581)     (186,276,226)
===========================================================================================================
Share transactions-net:
  Class A                                                                      16,299,668       (20,896,701)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (14,095,130)      (43,973,533)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (2,606,763)       (1,515,213)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                       7,814,278        13,958,156
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       2,708,938                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (14,887,944)       (9,311,730)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (19,284,222)       65,670,923
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (24,051,175)        3,931,902
===========================================================================================================
     Net increase (decrease) in net assets                                   (713,889,848)        8,838,070
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,697,388,011     1,688,549,941
===========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(224,116) and $(214,159), respectively)                              $  983,498,163    $1,697,388,011
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Effective as of the close of business on March 18, 2002, the Fund's shares were offered on a limited basis to certain investors.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


15        AIM SMALL CAP GROWTH FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


16        AIM SMALL CAP GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.725%
-------------------------------------------------------------------
Next $500 million                                            0.70%
-------------------------------------------------------------------
Next $500 million                                            0.675%
-------------------------------------------------------------------
Over $1.5 billion                                            0.65%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $48,564.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $3,453.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $16,101 in front-end sales commissions from the sale of Class A shares and $89, $31,483, $648 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.


17        AIM SMALL CAP GROWTH FUND

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                 $1,120,678,767
--------------------------------------
Level 2                             --
--------------------------------------
Level 3                             --
======================================
                        $1,120,678,767
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $11,298,315 and securities sales of $6,290,351, which resulted in net realized gains (losses) of $(1,333,232).

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $38,380.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $6,939 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                2008            2007
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                      $48,527,581     $186,276,226
________________________________________________________________________________________________________
========================================================================================================





18        AIM SMALL CAP GROWTH FUND

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                          $ (195,116,519)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (224,116)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (89,216,388)
-------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                           (47,312,968)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,315,368,154
=================================================================================================
Total net assets                                                                   $  983,498,163
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $57,577,709 of capital loss carryforward in the fiscal year ending December 31, 2009.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                  $70,424,303
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                   18,792,085
===============================================================================================
Total capital loss carryforward                                                    $89,216,388
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $389,293,499 and $470,267,669, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $ 104,042,042
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (299,158,561)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(195,116,519)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,315,795,286.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and proxy costs, on December 31, 2008, undistributed net investment income
(loss) was increased by $7,284,203, undistributed net realized gain (loss) was increased by $7,787,820 and shares of beneficial interest decreased by $15,072,023. This reclassification had no effect on the net assets of the Fund.


19        AIM SMALL CAP GROWTH FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   10,303,280     $ 248,521,396       7,628,780     $ 243,008,419
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       77,088         1,625,340          89,915         2,569,076
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      179,353         3,735,000         171,861         4,910,680
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      781,622        17,983,819         639,590        20,286,616
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   128,206         2,745,444              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,255,568        30,786,087         920,180        30,104,070
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        2,104,863        47,981,026       2,986,532        97,694,692
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,934,746        30,726,884       3,980,841       114,409,369
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      100,145         1,393,859         279,229         7,120,338
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       57,990           806,635         130,748         3,331,458
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       85,973         1,341,078         141,798         4,004,380
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     6,102            97,266              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               434,836         7,122,502         972,104        28,677,140
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          379,923         6,302,927         832,135        24,747,697
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                      224,506         5,552,942       1,016,530        32,907,168
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (254,098)       (5,552,942)     (1,127,536)      (32,907,168)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (11,424,979)     (268,501,554)    (12,866,163)     (411,221,657)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (540,738)      (11,561,387)       (729,187)      (20,755,779)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (341,486)       (7,148,398)       (338,328)       (9,757,351)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (499,616)      (11,510,619)       (328,628)      (10,332,840)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (7,433)         (133,772)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (2,230,804)      (52,796,533)     (2,112,401)      (68,092,940)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (2,925,555)      (73,568,175)     (1,733,377)      (56,771,466)
==========================================================================================================================
     Net increase (decrease) in share activity                (170,508)    $ (24,051,175)        554,623     $   3,931,902
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                       SHARES          AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     116,752      $ 2,553,360
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (108,371)      (2,370,071)
     ----------------------------------------------------------------------------------------------------
     Investor Class                                                               (8,164)        (183,289)
     ====================================================================================================






20        AIM SMALL CAP GROWTH FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                       NET GAINS ON
                                NET ASSET      NET      SECURITIES               DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH     TOTAL FROM     FROM NET     NET ASSET
                                BEGINNING    INCOME    REALIZED AND  INVESTMENT     REALIZED    VALUE, END    TOTAL
                                OF PERIOD    (LOSS)     UNREALIZED)  OPERATIONS      GAINS       OF PERIOD  RETURN(a)
---------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $29.00     $(0.13)(c)   $(11.16)     $(11.29)      $(0.88)      $16.83      (38.77)%
Year ended 12/31/07                29.23      (0.25)(c)      3.54         3.29        (3.52)       29.00       11.38
Year ended 12/31/06                27.51      (0.25)(c)      4.21         3.96        (2.24)       29.23       14.30
Year ended 12/31/05                27.46      (0.31)         2.61         2.30        (2.25)       27.51        8.32
Year ended 12/31/04                25.71      (0.32)         2.07         1.75           --        27.46        6.81
---------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                25.71      (0.28)(c)     (9.85)      (10.13)       (0.88)       14.70      (39.22)
Year ended 12/31/07                26.47      (0.44)(c)      3.20         2.76        (3.52)       25.71       10.55
Year ended 12/31/06                25.29      (0.43)(c)      3.85         3.42        (2.24)       26.47       13.42
Year ended 12/31/05                25.61      (0.47)         2.40         1.93        (2.25)       25.29        7.47
Year ended 12/31/04                24.15      (0.52)         1.98         1.46           --        25.61        6.05
---------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                25.69      (0.28)(c)     (9.84)      (10.12)       (0.88)       14.69      (39.21)
Year ended 12/31/07                26.46      (0.44)(c)      3.19         2.75        (3.52)       25.69       10.52
Year ended 12/31/06                25.27      (0.43)(c)      3.86         3.43        (2.24)       26.46       13.47
Year ended 12/31/05                25.60      (0.47)         2.39         1.92        (2.25)       25.27        7.44
Year ended 12/31/04                24.14      (0.52)         1.98         1.46           --        25.60        6.05
---------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                28.48      (0.19)(c)    (10.94)      (11.13)       (0.88)       16.47      (38.91)
Year ended 12/31/07                28.84      (0.33)(c)      3.49         3.16        (3.52)       28.48       11.07
Year ended 12/31/06                27.23      (0.32)(c)      4.17         3.85        (2.24)       28.84       14.04
Year ended 12/31/05                27.28      (0.30)         2.50         2.20        (2.25)       27.23        8.01
Year ended 12/31/04                25.61      (0.27)         1.94         1.67           --        27.28        6.52
---------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)             21.87      (0.02)(c)     (4.13)       (4.15)       (0.88)       16.84      (18.76)
---------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 12/31/08                29.76      (0.14)(c)    (11.44)      (11.58)       (0.88)       17.30      (38.75)
Year ended 12/31/07                29.91      (0.26)(c)      3.63         3.37        (3.52)       29.76       11.39
Year ended 12/31/06(e)             31.20      (0.19)(c)      1.14         0.95        (2.24)       29.91        2.96
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                30.01      (0.03)(c)    (11.58)      (11.61)       (0.88)       17.52      (38.53)
Year ended 12/31/07                30.01      (0.12)(c)      3.64         3.52        (3.52)       30.01       11.85
Year ended 12/31/06                28.08      (0.13)(c)      4.30         4.17        (2.24)       30.01       14.76
Year ended 12/31/05                27.83      (0.11)         2.61         2.50        (2.25)       28.08        8.93
Year ended 12/31/04                25.91      (0.16)         2.08         1.92           --        27.83        7.41
_____________________________________________________________________________________________________________________
=====================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $  630,729          1.28%(d)          1.28%(d)       (0.56)%(d)      29%
Year ended 12/31/07                1,056,349          1.23              1.23           (0.78)          29
Year ended 12/31/06                1,071,753          1.25              1.25           (0.84)          49
Year ended 12/31/05                1,099,696          1.45              1.50           (0.95)          41
Year ended 12/31/04                1,491,940          1.40              1.51           (1.12)          69
------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                   25,347          2.03(d)           2.03(d)        (1.31)(d)       29
Year ended 12/31/07                   60,227          1.98              1.98           (1.53)          29
Year ended 12/31/06                  101,394          2.00              2.00           (1.59)          49
Year ended 12/31/05                  117,307          2.20              2.20           (1.70)          41
Year ended 12/31/04                  149,400          2.15              2.16           (1.87)          69
------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                   14,889          2.03(d)           2.03(d)        (1.31)(d)       29
Year ended 12/31/07                   28,722          1.98              1.98           (1.53)          29
Year ended 12/31/06                   30,521          2.00              2.00           (1.59)          49
Year ended 12/31/05                   31,141          2.20              2.20           (1.70)          41
Year ended 12/31/04                   40,904          2.15              2.16           (1.87)          69
------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                   27,218          1.53(d)           1.53(d)        (0.81)(d)       29
Year ended 12/31/07                   36,591          1.48              1.48           (1.03)          29
Year ended 12/31/06                   23,988          1.50              1.50           (1.09)          49
Year ended 12/31/05                   21,276          1.70              1.70           (1.20)          41
Year ended 12/31/04                   19,506          1.65              1.66           (1.37)          69
------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)                 2,136          1.10(d)(f)        1.11(d)(f)     (0.38)(d)(f)    29
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 12/31/08                  149,594          1.28(d)           1.28(d)        (0.56)(d)       29
Year ended 12/31/07                  273,506          1.23              1.23           (0.78)          29
Year ended 12/31/06(e)               281,479          1.26(f)           1.26(f)        (0.85)(f)       49
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                  133,585          0.86(d)           0.86(d)        (0.14)(d)       29
Year ended 12/31/07                  241,992          0.81              0.81           (0.36)          29
Year ended 12/31/06                  179,414          0.84              0.84           (0.43)          49
Year ended 12/31/05                  107,023          0.84              0.84           (0.35)          41
Year ended 12/31/04                  112,547          0.85              0.86           (0.57)          69
__________________________________________________________________________________________________________________
==================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $859,977, $41,692, $22,154, $33,475, $1,972, $219,236 and $177,316 for Class A, Class
     B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement date of October 3, 2008 and April 7, 2006 for Class Y and Investor Class shares, respectively.
(f)  Annualized.


21        AIM SMALL CAP GROWTH FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


22        AIM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Growth Series and Shareholders of AIM Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



23        AIM SMALL CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $687.00        $5.47       $1,018.65       $ 6.55       1.29%
---------------------------------------------------------------------------------------------------
        B            1,000.00        684.50         8.64        1,014.88        10.33       2.04
---------------------------------------------------------------------------------------------------
        C            1,000.00        684.40         8.64        1,014.88        10.33       2.04
---------------------------------------------------------------------------------------------------
        R            1,000.00        686.00         6.53        1,017.39         7.81       1.54
---------------------------------------------------------------------------------------------------
        Y            1,000.00        812.40         2.45        1,019.61         5.58       1.10
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        687.10         5.47        1,018.65         6.55       1.29
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


24        AIM SMALL CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $688.30        $3.61       $1,020.86       $4.32        0.85%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM SMALL CAP GROWTH FUND

Supplement to Annual Report dated 12/31/08

AIM SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception (3/15/02)    -0.42%
5 Years                -1.59
1 Year                -38.53

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.81%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

NASDAQ SYMBOL   GTSVX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   SCG-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $48,527,581



NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 4.83%, 2.47%, 2.74%, and 3.57%, respectively.


25        AIM SMALL CAP GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2001          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1985          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


26        AIM SMALL CAP GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




27        AIM SMALL CAP GROWTH FUND

[GO PAPERLESS GRAPHIC]

====================================================================================================================================
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FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S.
distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors,       [INVESCO AIM
Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset            LOGO]
Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated        -- SERVICE MARK --
adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                                                       invescoaim.com   SCG-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees                               Percentage of Fees
                                                 Billed Applicable to                            Billed Applicable to
                                                 Non-Audit Services                               Non-Audit Services
                          Fees Billed by PWC     Provided for fiscal                              Provided for fiscal
                             for Services           year end 2008         Fees Billed by PWC         year end 2007
                           Rendered to the      Pursuant to Waiver of   for Services Rendered    Pursuant to Waiver of
                        Registrant for fiscal        Pre-Approval        to the Registrant for        Pre-Approval
                            year end 2008           Requirement(1)       fiscal year end 2007        Requirement(1)
                        ---------------------   ---------------------   ----------------------   ---------------------
Audit Fees                    $443,378                   N/A                   $414,551                   N/A
Audit-Related Fees(2)         $      0                     0%                  $  5,556                     0%
Tax Fees(3)                   $130,048                     0%                  $130,667                     0%
All Other Fees                $      0                     0%                  $      0                     0%
                              --------                                         --------
Total Fees                    $573,426                     0%                  $550,774                     0%

PWC billed the Registrant aggregate non-audit fees of $130,048 for the fiscal year ended 2008, and $136,223 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended December 31, 2007 includes fees billed for completing agreed-upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates as follows:

                      Fees Billed for Non-                              Fees Billed for Non-
                         Audit Services                                    Audit Services
                      Rendered to Invesco       Percentage of Fees       Rendered to Invesco       Percentage of Fees
                      Aim and Invesco Aim      Billed Applicable to      Aim and Invesco Aim      Billed Applicable to
                     Affiliates for fiscal      Non-Audit Services      Affiliates for fiscal      Non-Audit Services
                       year end 2008 That    Provided for fiscal year    year end 2007 That     Provided for fiscal year
                         Were Required         end 2008 Pursuant to         Were Required         end 2007 Pursuant to
                       to be Pre-Approved         Waiver of Pre-         to be Pre-Approved          Waiver of Pre-
                      by the Registrant's            Approval            by the Registrant's            Approval
                        Audit Committee           Requirement(1)           Audit Committee           Requirement(1)
                     ---------------------   ------------------------   ---------------------   ------------------------
Audit-Related Fees             $0                       0%                       $0                        0%
Tax Fees                       $0                       0%                       $0                        0%
All Other Fees                 $0                       0%                       $0                        0%
                              ---                                               ---
Total Fees(2)                  $0                       0%                       $0                        0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

PwC advised the Funds' Audit Committee that PwC had identified three matters for consideration under the SEC's auditor independence rules.

First, PwC was engaged to perform services to an affiliate of Invesco Ltd. ("Invesco"), including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. Rules of the Securities and Exchange Commission ("SEC") provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. After a review, PwC concluded that the actual services provided were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of Invesco Nippon Warrants Fund (the "Investment."), an affiliate of Invesco, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005. PwC informed the Audit Committee that this matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X.

Third, PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm's Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC's auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client's product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice's client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately Pound Sterling 7,000. These violations occurred over a two year period and ended in November 2007.

It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by any of these matters. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided or the investments and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe any of these matters affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Based upon PwC's review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 6, 2009


By: /s/ Sheri Morris
    ---------------------------------
    Sheri Morris
    Principal Financial Officer

Date: March 6, 2009

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.